As filed with the Securities and Exchange Commission on September 27, 2021
Securities Act File No. 333-

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-2
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933 ☒
Pre-Effective Amendment No. ☐
Post-Effective Amendment No. ☐
RUNWAY GROWTH FINANCE CORP.
(Exact Name of Registrant as Specified in Charter)
205 N. Michigan Ave., Suite 4200
Chicago, Illinois 60601
(Address of Principal Executive Offices)
(312) 281-6270
(Registrant’s Telephone Number, including Area Code)
R. David Spreng
c/o Runway Growth Finance Corp.
205 N. Michigan Ave., Suite 4200
Chicago, Illinois 60601
(Name and Address of Agent for Service)
WITH COPIES TO:
Steven B. Boehm, Esq. Stephani M. Hildebrandt, Esq. Eversheds Sutherland (US) LLP 700 Sixth Street, NW Washington, DC 20001 Tel: (202) 383-0100 Fax: (202) 637-3593	Paul D. Tropp, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, NY 10036 Tel: (212) 596-9000
Approximate date of commencement of proposed public offering: As soon as practicable after the effective date of this Registration Statement.
☐ Check box if the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans.
☐ Check box if any securities being registered on this Form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933 (“Securities Act”), other than securities offered in connection with a dividend reinvestment plan.
☐ Check box if this Form is a registration statement pursuant to General Instruction A.2 or a post-effective amendment thereto.
☐ Check box if this Form is a registration statement pursuant to General Instruction B or a post-effective amendment thereto that will become effective upon filing with the Commission pursuant to Rule 462(e) under the Securities Act.
☐ Check box if this Form is a post-effective amendment to a registration statement filed pursuant to General Instruction B to register additional securities or additional classes of securities pursuant to Rule 413(b) under the Securities Act.
It is proposed that this filing will become effective (check appropriate box):
☐ when declared effective pursuant to Section 8(c) of the Securities Act.
If appropriate, check the following box:
☐ This [post-effective] amendment designates a new effective date for a previously filed [post-effective amendment] [registration statement].
☐ This Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .
☐ This Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .
☐ This Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, and the Securities Act registration statement number of the earlier effective registration statement for the same offering is:            .
Check each box that appropriately characterizes the Registrant:
☐ Registered Closed-End Fund (closed-end company that is registered under the Investment Company Act of 1940 (“Investment Company Act”)).
☒ Business Development Company (closed-end company that intends or has elected to be regulated as a business development company under the Investment Company Act).
☐ Interval Fund (Registered Closed-End Fund or a Business Development Company that makes periodic repurchase offers under Rule 23c-3 under the Investment Company Act).

☒ A.2 Qualified (qualified to register securities pursuant to General Instruction A.2 of this Form).
☐ Well-Known Seasoned Issuer (as defined by Rule 405 under the Securities Act).
☒ Emerging Growth Company (as defined by Rule 12b-2 under the Securities Exchange Act of 1934 (“Exchange Act”).
☐ If an Emerging Growth Company, indicate by check mark if the Registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 7(a)(2)(B) of Securities Act.
☐ New Registrant (registered or regulated under the Investment Company Act for less than 12 calendar months preceding this filing).
CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(2)	Amount of Registration Fee
Primary Offering
Common Stock, $0.01 par value per share			$100,000,000(1)	$10,910

(1)
Includes the underwriters’ option to purchase additional shares of our common stock.

(2)
Estimated pursuant to Rule 457(o) under the Securities Act of 1933 solely for the purpose of determining the registration fee.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the U.S. Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the U.S. Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any jurisdiction where the offer or sale is not permitted.
SUBJECT TO COMPLETION, DATED SEPTEMBER 27, 2021
PRELIMINARY PROSPECTUS
RUNWAY GROWTH FINANCE CORP.
        Shares of Common Stock
We are a specialty finance company focused on providing senior secured loans to high growth-potential companies in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries.
We invest in senior secured term loans and other senior debt obligations and may on occasion invest in second lien loans. We have and continue to expect to acquire warrants and other equity securities from portfolio companies in connection with our investments in loans to these companies. Our investment objective is to maximize our total return to our stockholders primarily through current income on our loan portfolio, and secondarily through capital appreciation on our warrants and other equity positions, by providing our portfolio companies with financing solutions that are more flexible than traditional credit and less dilutive than equity.
We are a closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended. We have elected to be treated, and intend to qualify annually, as a regulated investment company (“RIC”) under the Internal Revenue Code of 1986, as amended (the “Code”) for U.S. federal income tax purposes. As a BDC and a RIC, we are required to comply with certain regulatory requirements.
We are externally managed by our investment adviser, Runway Growth Capital, LLC (“Runway Growth Capital”). Runway Growth Capital was formed in 2015 to pursue an investment strategy focused on providing growth financing for dynamic, mid-to-late and growth stage companies. Runway Growth Capital’s senior executive team has on average more than 26 years of experience, and its investment professionals, including origination and underwriting, have on average 23 years of experience.
As of June 30, 2021, our debt investment portfolio had an aggregate fair value of $530.9 million while our equity portfolio had an aggregate fair value of $56.7 million. Our net asset value as of June 30, 2021 was $478 million, or $14.61 per share.
We are an “emerging growth company,” as defined in Section 2(a) of the U.S. Securities Act of 1933, as amended (the “Securities Act”), and are subject to reduced public company reporting requirements and are taking advantage of the extended transition period provided in Section 7(a)(2)(B) of the Securities Act. We cannot be certain if the reduced disclosure requirements applicable to emerging growth companies will make shares of our common stock less attractive to investors.
This is our initial public offering of our shares of common stock and all of the shares of common stock offered by this prospectus are being sold by us.
Our shares of common stock have no history of public trading.   We currently expect that the initial public offering price per share of our common stock will be between $       and $       per share. We have applied to have our common stock approved for listing on the Nasdaq Global Select Market under the symbol “RWAY”.
Assuming an initial public offering price of $       per share (the mid-point of the estimated initial public offering price range), purchasers in this offering will experience dilution of approximately $       per share. See “Dilution” for more information.
OCM Growth Holdings, LLC, or an affiliate thereof, has indicated that it intends to adopt a 10b5-1 plan (the “10b5-1 Plan”) in accordance with Rules 10b5-1 and 10b-18 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). We expect that, under such 10b5-1 Plan, OCM Growth Holdings, LLC, or an affiliate thereof, may buy up to $15 million in the aggregate of our common stock in the open market during the period beginning 30 days after the closing of this offering and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of this offering, subject to certain pricing and market conditions. See “Related Party Transactions and Certain Relationships.” As noted, any purchases of our common stock in the open market by OCM Growth Holdings, LLC, or an affiliate thereof, pursuant to the 10b5-1 Plan will be subject to certain conditions and conducted in accordance with Rule 10b-18 under the Exchange Act and other applicable securities laws and regulations that set certain restrictions on the method, timing, price and volume of stock repurchases.
Investing in our common stock involves a high degree of risk, including credit risk and the risk of the use of leverage, and is highly speculative and there can be no assurance that we will achieve our investment objectives. In addition, shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset values. If shares of our common stock trade at a discount to our net asset value, purchasers in this offering will face increased risk of loss. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “Risk Factors” beginning on page 27 of this prospectus.
This prospectus contains important information you should know before investing in our common stock. Please read this prospectus before investing and keep it for future reference. We also file periodic and current reports, proxy statements and other information about us with the U.S. Securities and Exchange Commission (the “SEC”). This information is available free of charge by contacting us at 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601, calling us at (312) 281-6270 or visiting our corporate website located at https://runwaygrowth.com/document-center/. The SEC also maintains a website at http://www.sec.gov that contains this information. Information on our website or the SEC's website is not incorporated into or a part of this prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.
	Per Share	Total
Public offering price	$	$
Sales load (underwriting discounts and commissions) paid by us(1)	$	$
Proceeds to us, before expenses(2)	$	$

(1)
See “Underwriting” for a more complete description of underwriting compensation.

(2)
We estimate that we will incur offering expenses of approximately $      million, or approximately $       per share, in connection with this offering.

We have granted the underwriters an option to purchase up to an additional             shares of our common stock from us, at the public offering price, less the sales load payable by us, within 30 days from the date of this prospectus. If the underwriters exercise their option in full, the total sales load will be $       million and total proceeds to us, before expenses, will be $       million.
The underwriters expect to deliver the shares of our common stock on or about            , 2021.
The date of this prospectus is           , 2021.
Joint Book-Running Managers
J.P. MORGAN MORGAN STANLEY WELLS FARGO SECURITIES

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to give you any information other than in this prospectus, and we take no responsibility for any other information that others may give you. We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should assume that the information appearing in this prospectus is accurate only as of the date on the front cover of this prospectus. Our business, financial condition, results of operations and prospects may have changed since that date. We will update these documents to reflect material changes only as required by law.
In addition, this prospectus contains statistical and market data that has been obtained from industry sources and publications. These industry sources and publications generally indicate that they have obtained their information from sources believed to be reliable, but do not guarantee the accuracy and completeness of their information. Although we believe that these sources and publications are reliable, we do not represent that we have done a complete search for other industry data and you are cautioned not to give undue weight to such statistical and market data as it involves many assumptions and limitations. Further, neither we nor the underwriters in this

i

offering have independently verified the accuracy or completeness of the statistical and market data obtained from industry sources and publications, and neither we nor the underwriters in this offering take any further responsibility for such statistical and market data. Forward-looking information obtained from these sources and publications is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements contained in this prospectus. See “Special Note Regarding Forward-Looking Statements.”

ii

PROSPECTUS SUMMARY
This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider before investing in our common stock. You should read our entire prospectus before investing in our common stock. Throughout this prospectus we refer to Runway Growth Finance Corp. (formerly known as Runway Growth Credit Fund Inc.) as “we,” “us,” “our” or the “Company,” and to “Runway Growth Capital LLC,” our investment adviser, as “Runway Growth Capital” or “Adviser.”
Runway Growth Finance Corp.
We are a specialty finance company focused on providing senior secured loans to high growth-potential companies in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. We partner with established venture capital sponsors and directly with entrepreneurs seeking funding to accelerate growth. We are managed by our Adviser, Runway Growth Capital, an experienced provider of growth financing for dynamic, mid-to-late and growth stage companies. Our investment objective is to maximize our total return to our stockholders primarily through current income on our loan portfolio and secondarily through capital appreciation on our warrants and other equity positions, by providing our portfolio companies with financing solutions that are more flexible than traditional credit and less dilutive than equity. As of June 30, 2021, we had an investment portfolio, including U.S. Treasury Bills, of $618 million at fair value, and a net asset value of $478 million. We and Runway Growth Capital have a strategic relationship with Oaktree Capital Management, L.P. (“Oaktree”), a leading global alternative investment management firm with expertise in credit strategies and $156 billion of assets under management as of June 30, 2021.
We are structured as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). We have also elected to be treated as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), have qualified, and intend to continue to qualify annually for treatment as a RIC. See “Certain U.S. Federal Income Tax Considerations.”
Our Adviser
We are externally managed by Runway Growth Capital. Runway Growth Capital was formed in 2015 to pursue an investment strategy focused on providing growth financing for dynamic, mid-to-late and growth stage companies. David Spreng, our Chairman, Chief Executive Officer and President, formed our Adviser following a more than 25-year career in venture capital investing and lending. Runway Growth Capital has 18 employees across four offices in the United States, including six investment professionals focused on origination activities and five focused on underwriting and managing our investment portfolio. Our Adviser consistently demonstrates a credit first culture while maintaining, what we believe, is an admirable reputation among borrowers for industry knowledge, creativity, and understanding of the challenges often faced by mid-to-late stage and growth companies.
Runway Growth Capital’s senior executive team has on average more than 26 years of experience, and its investment professionals, including origination and underwriting, have on average 23 years of experience. Our Adviser has built its team with investment professionals who have deep industry experience, a track record of successful originations and outcomes across the venture debt and venture and private equity spectrums, along with rich experience in working with and understanding high-growth companies from both an investor’s and an operator’s perspective. Runway Growth Capital was a finalist in 2020 by Private Debt International for Specialty Finance Lender of the Year, and members of the Adviser’s team have been recognized for their accomplishments by both Venture Capital Journal and Private Debt International. Numerous business and financial journals seek our Adviser’s investment team’s commentary and insights on the venture debt market and life sciences industry.
Runway Growth Capital is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended (together with the rules and regulations promulgated thereunder, the “Advisers Act”). Subject to the overall supervision of our board of directors (the “Board”), our Adviser manages our day-to-day operations and provides us with investment advisory services pursuant to the second amended and restated investment advisory agreement, dated May 27, 2021 (the “Advisory Agreement”). Pursuant to the Advisory Agreement, we pay Runway Growth Capital a fee for its investment advisory and management services consisting of two components: a base management fee and an incentive fee. The cost of the base management fee and incentive fee are each borne by our stockholders. See “Management and Other Agreements — Compensation of the Adviser.”
Our Administrator
We have entered into an amended and restated administration agreement (the “Administration Agreement”) with Runway Administrator Services LLC (the “Administrator”), a wholly-owned subsidiary of Runway Growth Capital, pursuant to which our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. For more information, see “Management and Other Agreements — Administration Agreement.”
Oaktree Strategic Relationship
In December 2016, we and Runway Growth Capital entered into a strategic relationship with Oaktree. Oaktree is a leading global alternative investment management firm with expertise in credit strategies and $156 billion in assets under management as of June 30, 2021. The firm emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in credit, private equity, real assets and listed equities. The firm has over 1,000 employees and offices in 19 cities worldwide. In 2019, Brookfield Asset Management Inc. (“Brookfield”) acquired a majority interest in Oaktree. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today.
As part of our strategic relationship, OCM Growth Holdings, LLC, an affiliate of Oaktree (“OCM Growth”), has purchased 18,763,829 shares of our common stock for an aggregate purchase price of $280.9 million as of June 30, 2021. Pursuant to an irrevocable proxy, the shares of our common stock held by OCM Growth must be voted in the same manner that our other stockholders vote their shares. OCM Growth has a right to nominate a member of our Board for election for so long as OCM Growth holds shares of our common stock in an amount equal to, in the aggregate, at least one-third (33.33%) of OCM Growth’s initial $125 million capital commitment, which percentage shall be determined based on the dollar value of the shares of common stock owned by OCM Growth. OCM Growth holds the right to appoint a nominee to the Board, subject to the conditions previously described, regardless of the Company's size (e.g., assets under management or market capitalization) or the beneficial ownership interests of other stockholders. Further, to the extent OCM Growth’s share ownership falls below one-third of its initial $125 million capital commitment under any circumstances, OCM Growth will no longer have the right to appoint a director nominee and will use reasonable efforts to cause such nominee to resign immediately (subject to his or her existing fiduciary duties). Brian Laibow, Co-Head of North America & Managing Director Opportunities Funds, serves on our Board as OCM Growth’s director nominee and is considered an interested director.
In addition, OCM Growth owns a minority interest in Runway Growth Capital and has the right to appoint a member of Runway Growth Capital’s board of managers as well as a member of Runway Growth Capital’s Investment Committee (the “Investment Committee”). Mr. Laibow serves on Runway Growth Capital's board of managers and investment committee on behalf of OCM Growth. See “Related Party Transactions and Certain Relationships.”
We believe our strategic relationship with Oaktree provides us with access to additional resources and relationships that are incremental to our already expansive network of venture backed companies and venture capital sponsors and additive to our operations.
Our Portfolio
From the commencement of operations in December 2016 through June 30, 2021, we made total commitments of $1,051 million to fund investments in 47 portfolio companies, invested $903 million in debt and equity investments, excluding U.S. Treasury Bills, and realized 23 investments. Of the $1,051 million total commitments since inception, 8.5% are related to upsizes from existing borrowers. As of June 30, 2021, our debt investment portfolio consisted of 24 debt investments in 23 portfolio companies with an aggregate fair value of $530.9 million, while our equity portfolio consisted of 40 warrant positions in 31 portfolio companies, four preferred stock positions in four portfolio companies and three common stock positions in three portfolio companies with an aggregate fair value of $56.7 million.
As of June 30, 2021, 100.0%, or $530.9 million, of our debt investment portfolio at fair value consisted of senior term loans and 100.0% of our debt investments were secured by a first lien on all or a portion of the tangible and intangible assets of the applicable portfolio company. The debt investments in our portfolio are generally not rated by any rating agency. If the individual debt investments in our portfolio were rated, they would generally be rated below “investment grade.” Securities rated below investment grade are often referred to as “high yield” securities and “junk bonds,” and are considered “high risk” and speculative in nature compared to debt instruments that are rated investment grade.
Certain of the loans we make to portfolio companies have financial maintenance covenants, which are intended to protect lenders from adverse changes in a portfolio company’s financial performance. Venture lenders, in general, focus on a limited set of key financial performance metrics, including minimum liquidity, performance to plan, and investor abandonment, in lieu of a full set of financial performance covenants that do not meaningfully assess the risk of companies at the stage of development of companies in which venture lenders typically invest. As such, many of our loans could be considered covenant-lite by traditional lending standards. We have made and may in the future make or obtain significant exposure to “covenant-lite” loans, which generally are loans that do not require a borrower to comply with financial maintenance covenants. Generally, covenant-lite loans permit borrowers more opportunity to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following certain actions of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, because we make and have exposure to covenant-lite loans, we may have less protection from borrower actions and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Our portfolio is largely comprised of mid-to-late and growth stage companies. At June 30, 2021, based on the fair value of our investments, 77% of our portfolio companies were backed by well recognized venture capital sponsors and 23% were backed by well-regarded entrepreneurs, or no longer require institutional equity investment, including publicly traded small-cap companies. As of June 30, 2021, our portfolio companies demonstrated the following characteristics as of the time of origination:
•
Weighted Average operating history: 13 years

•
Weighted Average enterprise value: $252 million

•
Weighted Average revenue: $76 million

•
Weighted Average loan-to-enterprise value: 13.5%

Portfolio fair value as a percentage of net assets by geography
(as of June 30, 2021)

Note:   Canada investments represent <1% of fair value and are not depicted in the chart.

Portfolio fair value as a percentage of net assets by industry
(as of June 30, 2021)

Note:
The following industries cumulatively represent less than 1% of our portfolio and are not depicted in the chart: System Software, Advertising and Computer & Electronic Retail.

Portfolio fair value as a percentage of total portfolio by investment type
(as of June 30, 2021)

Note:
Excludes U.S. Treasury Bills.

As of June 30, 2021, we had unfunded commitments of $122.6 million to our existing portfolio companies, of which $16.8 million is available to be drawn based on agreed upon business and financial milestones. We believe that our available cash balances, availability under our Credit Agreement with KeyBank National Association (as amended, the “Credit Agreement”) and/or ability to drawdown capital from investors provides sufficient funds to cover our unfunded commitments as of June 30, 2021.
For the three and six months ended June 30, 2021, our debt investment portfolio had a dollar-weighted annualized yield of 15.25% and 14.11%, respectively. We calculate the yield on dollar-weighted debt investments for any period measured as (1) total related investment income during the period divided by (2) the daily average of the fair value of debt investments outstanding during the period. As of June 30, 2021, our debt investments had a dollar-weighted average outstanding term of 46 months at origination and a dollar-weighted average remaining term of 32 months, or approximately 2.7 years. As of June 30, 2021, substantially all of our debt investments had an original committed principal amount of between $6 million and $65 million, repayment terms of between 34 months and 60 months and pay cash interest at annual interest rates of between 8.55% and 12.50%.
The following table shows our dollar-weighted annualized yield by investment type for the three and six months ended June 30, 2021 and June 30, 2020:
	Fair Value(1)				Cost(2)
	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Investment type:
Debt investments	15.25%	14.52%	14.11%	16.12%	15.09%	14.17%	13.97%	15.73%
Equity investments	2.76%	4.87%	2.73%	3.76%	3.31%	4.66%	3.34%	3.61%
All investments	14.08%	13.53%	13.05%	14.89%	14.17%	13.17%	13.15%	14.51%

(1)
We calculate the dollar-weighted annualized yield on average investment type for any period as (a) total related investment income during the period divided by (b) the daily average of the fair value of the investment type outstanding during the period. The dollar-weighted annualized yield represents the portfolio yield and will be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

(2)
We calculate the dollar-weighted annualized yield on average investment type for any period as (a) total related investment income during the period divided by (b) the daily average of the investment type outstanding during the period, at amortized cost. The dollar-weighted annualized yield represents the portfolio yield and will be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

Realized Gross Internal Rate of Return
Since we began investing in May 2017 through June 30, 2021, our exited investments have resulted in an aggregate cash flow realized gross internal rate of return (“IRR”) to us of 17.6% (based on total capital invested of $330 million and total proceeds from these exited investments of $403 million). Over 90% percent of these exited investments resulted in an aggregate cash flow realized gross IRR to us of 12% or greater.
IRR is a measure of our discounted cash flows (inflows and outflows). Specifically, IRR is the discount rate at which the net present value of all cash flows is equal to zero. That is, IRR is the discount rate at which the present value of total capital invested in each of our investments is equal to the present value of all realized returns from that investment. Our IRR calculations are unaudited.
Capital invested, with respect to an investment, represents the aggregate principal basis allocable to the realized investment, net of any upfront fees paid at closing for the term loan portion of the investment.
Realized returns, with respect to an investment, represents the total cash received with respect to each investment, including all amortization payments, interest, dividends, prepayment fees, accrued interest, and other fees and proceeds.
Gross IRR, with respect to an investment, is calculated based on the dates that we invested capital and dates we received distributions, regardless of when we made distributions to our shareholders. Initial investments are assumed to occur at time zero.
Gross IRR reflects historical results relating to our past performance and is not necessarily indicative of our future results. In addition, gross IRR does not reflect the effect of management fees, expenses, incentive fees or taxes borne, or to be borne, by us or our shareholders, and would be lower if it did.
Aggregate cash flow realized gross IRR on our exited investments reflects only invested and realized cash amounts as described above, and does not reflect any unrealized gains or losses in our portfolio.
Our portfolio has included many companies that are leaders in their businesses or markets, have demonstrated strong growth through differentiated technology, and have generated interest from the public equity market and strategic buyers. These current and former portfolio companies include:

Certain Current Portfolio Companies
Technology-Application Software	Provides a cloud-based billing and monetization platform for enterprise companies that wish to sell products via subscription, usage based, and other recurring revenue business models.
Other-Internet Retail	E-commerce company that offers ethical and environmentally responsible, conflict free diamonds and fine jewelry.
Other-Specialized Consumer Services	Leader in the personal credit management space. The company helps users access, understand and improve, leverage and protect their credit / credit scores.
Technology-System Software
Develops and offers a cloud-based payroll platform, managed services, and treasury services to provide end-to-end payroll solutions to multinational organizations. The company’s platform offers accurate, standardized payroll processing in over 120 countries, through a single SaaS platform, which enables organizations to increase efficiency, streamline compliance, and achieve greater visibility into payroll.

Technology-Application Software
Premier information services company focused on global policy and market intelligence. By combining AI technology, expert analysis, and legislative, regulatory, and geopolitical data, FiscalNote is reinventing the way that organizations minimize risk and capitalize on opportunity.

Technology-Computer & Electronics Retail	Consumer product design, development and e-commerce company focused on providing unique “enthusiast” grade products at attractive prices in multiple verticals.
Technology-Application Software
Vertical software platform for the home, providing software and services to home services companies, such as home inspectors, insurance carriers, moving companies, utility companies, warranty companies, and others.

Former Portfolio Companies
Technology-Media
Data company that provides cross-device consumer identity management and mapping primarily to advertisers. The data product connects users with devices from various data sources in order to deepen insights into the customer profile. In 2019, Microsoft acquired Drawbridge’s machine learning techniques to bolster LinkedIn’s marketing platform.

Technology- Semiconductor
Semiconductor Value Chain Producer that provides a comprehensive suite of ASIC (custom chips supplied exclusively to one customer) design, productization and manufacturing services, enabling a flexible, low-cost, lower-risk path to volume production of integrated circuits. In 2019, eSilicon was acquired by Inphi and Synopsys.

Healthcare-Technology Equipment	Offers innovative products and services in Orthopedics, Medical and Surgical, and Neurotechnology and Spine that help improve patient and hospital outcomes. In 2019, Stryker acquired Mobius Imaging.
Technology-Hardware, Storage & Peripherals	Light Detection and Ranging (lidar) company that produces high-resolution 3D lidar sensors for use in autonomous vehicles, robotics, drones, mapping, defense, and security systems.
Investment Strategy and Approach
Our investment objective is to maximize our total return to our stockholders primarily through current income on our loan portfolio and secondarily through capital appreciation on our warrants and other equity positions. We invest in senior secured term loans and other senior debt obligations and may on occasion invest in second lien loans. We have and continue to expect to acquire warrants and other equity securities from portfolio companies in connection with our investments in loans to these companies.
We focus on lending to mid-to-late and growth stage companies in technology, life sciences, healthcare information and services, business services, and other high-growth industries.
We are typically the sole lender to our portfolio companies and do not actively syndicate the loans we originate to other lenders nor do we participate in syndications built by other lenders.
We originate our investments through two strategies: Sponsored Growth Lending and Non-Sponsored Growth Lending. In addition to our core strategy of providing Sponsored Growth Lending and

Non-Sponsored Growth Lending, we may also opportunistically participate in the secondary markets for investments that are consistent with our broader strategy.
Sponsored Growth Lending.   Our Sponsored Growth Lending strategy generally includes loans to mid-to-late and growth stage companies that are already backed by established venture capital firms. Our Sponsored Growth Lending strategy typically includes the receipt of warrants and/or other equity from these venture-backed companies.
We believe that our Sponsored Growth Lending strategy is particularly attractive because the loans we make typically have higher investment yields relative to lending to larger, more mature companies and usually include additional equity upside potential. We believe our Sponsored Growth Lending strategy:
•
provides us access to many high-quality companies backed by top-tier venture capital and private equity investors;

•
delivers consistent returns through double-digit loan yields; and

•
often offers us the ability to participate in equity upside of portfolio companies through the acquisition of warrants.

During the COVID-19 pandemic, we shifted our origination efforts to focus primarily on lending transactions with private companies with substantial equity backing from recognized venture sponsors. We generally target companies with annual revenues of at least $15 million.
Non-Sponsored Growth Lending.   Our Non-Sponsored Growth Lending strategy generally includes loans to mid-to-late and growth stage, private companies that are funded directly by entrepreneurs and founders, or companies that no longer require institutional equity investment (which may selectively include publicly traded companies). We refer to these target borrowers as “non-sponsored growth companies” and we generally target such companies with annual revenue of at least $20 million per year.
Generally, financing available to these non-sponsored companies is predicated on the underlying value of the business’s assets, in an orderly liquidation scenario, and/or the entrepreneur’s own personal financial resources. These options frequently provide insufficient capital to fund growth plans and do not consider the underlying enterprise value of the business which may be substantial relative to the value of tangible assets deployed in the business. We are frequently the only senior lender to non-sponsored growth companies and evaluate business fundamentals, the commitment of the entrepreneur and secondary sources of repayment in our underwriting approach.
We seek to construct a balanced portfolio with diversification among sponsored and non-sponsored transactions, diversification among sponsors within the Sponsored Growth Lending strategy, diversification among industry, geography, and stage of development, all contributing to a favorable risk adjusted return for the portfolio viewed as a whole. Borrowers tend to use the proceeds of our financings to invest in sales and marketing, expand capacity of the overall business or refinance existing debt.
As a BDC, we are generally limited in our ability to invest in any portfolio company in which Runway Growth Capital or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions. On August 10, 2020, we, Runway Growth Capital, and certain other funds and accounts sponsored or managed by Runway Growth Capital were granted an exemptive order (the “Order”) that permits us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by Runway Growth Capital or its affiliates in a manner consistent with the our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by Runway Growth Capital or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Order, a majority of our independent directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Risk Factors — Risks Related to Our Conflicts of Interest.”
Investment Pipeline
Since our Adviser’s inception, Runway Growth Capital has reviewed more than $19 billion in qualified transactions that are consistent with our investment mandate and has had initial contact with the prospective borrower or its representatives. Throughout 2021, our Adviser has reviewed more than $3.9 billion in qualified transactions and currently has transactions with total commitment value of nearly $1.4 billion in various stages of our origination and underwriting process. Our Adviser’s investment team is continuously in various stages of reviewing and evaluating other debt financing opportunities with other prospective borrowers. We cannot assure you that these opportunities will successfully pass our investment selection and diligence process, or that we will be awarded the opportunities by these prospective borrowers.
Market Opportunity
We believe that the market environment is favorable for us to continue to pursue an investment strategy primarily focused on mid-to-late stage and high-growth companies in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries.
Focus on Innovative Companies Across a Variety of High-Growth Industries
Diversified high growth-potential industries:   We target companies active in industries that support high growth-potential. Our Sponsored Growth Lending strategy is focused on the largest industry sectors where venture capital investors are active, primarily technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. These sectors’ continued growth is supported mostly by ongoing innovation and performance improvements in specific products as well as the adoption of innovative technologies and services across virtually all industries in response to competitive pressures. Term debt has been a loan product used by many of the largest, most successful venture-backed companies.

2020 Venture Capital Invested by Primary Industry Sector

Source:   Pitchbook-NVCA Venture Monitor data, March 2021
Sponsored and Non-Sponsored Lending Represents an Attractive Source of Funding
Sponsored Growth Lending:   An attractive market opportunity exists for a lender that invests in secured loans to mid-to-late and growth stage companies that have not yet achieved profitability. Sponsored growth lending provides an attractive source of funds for venture-backed companies, their management teams, and their equity capital investors, as it:
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is typically less dilutive and complements equity financing from venture capital and private equity funds;

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often extends the time period during which a company can operate before seeking additional equity capital or pursuing a sale transaction or other liquidity event; and

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generally allows companies to better match cash sources with uses.

Non-Sponsored Growth Lending:   An attractive market opportunity exists for a lender that invests in secured loans to mid-to-late and growth stage companies that have reached profitability and need long-term growth capital but do not want the challenges that come with selling equity to venture capital or private equity firms. Non-Sponsored Growth Lending often provides all or some of the following benefits to our borrowers:
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access to growth capital without the requirement to take on institutional-size investments that may exceed the company’s capital requirements;

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tax deductible interest payments;

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no significant operational involvement;

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no personal guarantees;

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very modest dilution, if any; and

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no loss of managerial control or forced redemption.

Large and Growing Market for Debt Financing to Venture Capital-Backed Companies
Healthy, stable venture environment:   Approximately 12,000 companies received venture capital financing in 2020, according to the Pitchbook-NVCA Venture Monitor, a quarterly report published jointly by NVCA and Pitchbook on venture capital activity (“Pitchbook-NVCA”), and approximately 27.5% of these transactions were first-round financings. The number of venture capital financings has averaged over 10,000 for the past ten years and, during this period, approximately one-third of these transactions were first time financings. Since 2006, the annual level of venture deal volume has increased to a record of more than $166 billion of total volume in 2020 and is on pace to exceed that amount in 2021. Despite the broader economic challenges of 2020, particularly due to the COVID-19 pandemic, we believe there is evidence of a healthy, stable venture environment where venture capital investment is consistently flowing into high-potential growth companies, and in particular, technology-related companies. The significant increase in investment amounts beginning in 2014 through 2020 is largely the result of growth investments in later-stage companies that are staying private longer. The venture debt lending market, as defined in the Q1 2021 Pitchbook-NVCA Venture Monitor, is estimated at $29.8 billion or roughly 18.3% of total U.S. venture capital deal value. This represents a 24.4% compound annual rate of growth in venture debt deal value since 2011 and an increase, as a percent of venture capital deal value, from 9.2% to 17.9%.
Annual Venture Capital Activity — Deal Volume ($ in billions) and Deal Count

Source:
Pitchbook-NVCA Venture Monitor data, June 2021.
*As of June 2021.

Growing pool of target companies:   The average time from initial venture capital investment to transaction exit of such investment, either by an initial public offering (“IPO”) or merger and acquisition (“M&A”) transaction, has lengthened considerably. According to the Pitchbook-NVCA 2016 Yearbook, in 1998 the average number of years from initial venture investment to IPO of a U.S. venture capital-backed company was 3.1 years and the average number of years from initial venture investment to merger and acquisition transaction was 4.5 years. These numbers have steadily increased and have averaged 6.6 years and 6.1 years, respectively, from 2017 through 2020. According to the Q1 2021 Pitchbook-NVCA Venture Monitor, the current average time from initial venture investment to exit transaction is now 5.8 years. Exit transactions are a small proportion of companies financed by venture capital each year. As a result, the pool of target companies has grown larger with increased demand.
Highly Fragmented, Underserved Market with High Barriers to Entry
Unfulfilled demand and limited competition:   Many viable venture-backed companies have been unable to obtain sufficient growth financing from traditional lenders, such as commercial banks or asset-based finance companies, because traditional lenders normally underwrite to tangible asset values and/or operating cash flows. If such firms do provide financing, their loans normally contain financial performance covenants stipulating tangible asset coverages or setting standards of operating performance that do not apply to our target companies. Because sponsored growth lending and non-sponsored growth lending require specialized underwriting and investment structures that fit the distinct characteristics of venture-backed companies and non-sponsored growth companies, more traditional lending approaches largely do not apply to these companies. We also believe that our relationship-based approach to investing helps us to assess and manage investment risks and determine appropriate pricing for our debt investments in portfolio companies.
Competitive Advantages
We believe we are well positioned to address the market for growth lending in a manner that will result in a competitive advantage over other established sponsored growth lenders. We believe our competitive strengths and key differentiators include:
Experienced, Proven Management Team Supported by a Deep Bench of Dedicated Investment Professionals.   The investment professionals of Runway Growth Capital have on average over 23 years of experience as venture capitalists and lenders who have developed a disciplined, repeatable approach to investing and managing investments in high potential growth businesses. We believe that the experience, relationships and disciplined investment and risk management processes of Runway Growth Capital’s investment professionals are a competitive advantage for us.
Our President and Chief Executive Officer, David Spreng, who is also the founder, Chief Executive Officer and Chief Investment Officer of Runway Growth Capital, has a unique combination of experience as a senior executive of a $20 billion asset management firm and over 25 years as a venture capital equity and debt investor. For the past 20 years, Mr. Spreng has been a leader in applying risk management processes to investing in equity and debt of small, fast-growing, private companies. Our Chief Financial Officer, Thomas Raterman, has more than 30 years of corporate finance, investment banking, private equity and financial executive management experience with rapidly growing entrepreneurial companies. Greg Greifeld, Managing Director and Head of Credit at Runway Growth Capital, has over 12 years of lending, venture capital, and investment management experience. Our Managing Director and Head of Origination, Mark Donnelly, also has over 15 years of experience in venture capital and private equity and experience in origination of new investment opportunities. Finally, Rob Lake, Managing Directors and Head of Life Sciences, has over 28 years of life science and venture capital debt experience and in the past decade has deployed over $1.5 billion of debt to life science and health care companies.
Runway Growth Capital has a broad team of professionals focused on every aspect of the investment lifecycle. Runway Growth Capital has origination, underwriting and portfolio monitoring teams that manage and oversee the investment process from identification of investment opportunity through negotiations of final term sheet and investment in a portfolio company followed by active portfolio monitoring. The team members serving investment management and oversight functions have significant operating experience and are not associated with origination functions to avoid any biased views of performance. This structure helps originators focus on identifying investment opportunities while other team members continue building relationships with our portfolio companies.
Provide Capital to Robust, High-Growth Venture-backed Companies.   We believe we are favorably positioned within the venture lending ecosystem, targeting primarily growth focused technology and life sciences companies. We believe the technology and life sciences industries are among the most attractive industries within the venture lending space, primarily representing large, addressable markets with strong and consistent growth. According to the Q1 2021 Pitchbook-NVCA Venture Monitor and Pitchbook-NVCA industry classifications, venture capital deal volume for technology totaled approximately $134.0 billion in 2020, representing an 18.9% Compound Annual Growth Rate (“CAGR”) from 2010 to 2020. Venture capital deal volume for life sciences totaled approximately $36.5 billion in 2020, representing a 16.5% CAGR from 2010 to 2020. We believe companies within these industries can often be characterized as having asset-light business models, attractive recurring revenue streams and strong growth trajectories.
We invest across industries to diversify risk and deliver more stable returns. The investment professionals at Runway Growth Capital have extensive experience investing in the industries on which we focus, including technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. Our ability to invest across diverse industries is supported by our Sponsored Growth Lending strategy and relationships with leading venture firms, who are generally industry experts in the areas in which they invest. We are able to leverage our relationships across equity providers, lenders, and advisers to source deals within the venture industry.
We believe we are able to access opportunities to finance companies that are both backed by venture capital sponsors as well as through direct lead generation and other relationships. While many growth lenders focus solely on sponsored lending, we believe we are differentiated in our approach by offering both sponsored growth lending and non-sponsored growth lending that are secured by the assets of many of the most dynamic, innovative and fastest growing companies in the United States.
Robust Disciplined Investment Process and Credit Analysis.   Runway Growth Capital’s senior investment professionals draw upon their substantial experience, including operating, lending, venture capital and growth investing, to manage the underwriting investment process. Credit analysis, which is a fundamental part of our investment process, is driven by our credit-first philosophy and utilizes the core competencies the team has developed. A strong assessment of underwriting transactions often enables development of structure and pricing terms to win deals and produce strong returns for risks taken versus other lenders that take a more formulaic approach to the business.
We believe the focused and disciplined approach that Runway Growth Capital applies to our lending strategy enables us to deliver strong, consistent returns to our investors. Our debt portfolio is 100 % first lien senior secured. Of our $903 million total funded commitments since inception, our cumulative gross loss rate, as a percentage of total funded commitments since inception, has been 1.3% and our net losses, as a percentage of total funded commitments since inception, has been 0.9% (or 0.2%, annualized). On average, our portfolio companies have raised $108 million of equity proceeds relative to our average loan size of $30 million. To achieve this, we do not follow an “index” strategy or a narrowly focused approach, and we do not lend only to those companies that are backed by a specific set of sponsors. We believe that careful selection among many opportunities, within both sponsored and non-sponsored lending opportunities, will yield the optimal portfolio results.
We maintain rigorous underwriting, monitoring and risk management processes across our portfolio, which is underpinned by our two main lending principles, first the ability to price risk and second the ability to measure and track enterprise value. Our investment process differs from many of our competitors in that we have a dedicated credit team, separate from the origination team, that manages the underwriting process. Unlike many of our competitors, we underwrite the company and the loan separately and spend significant time analyzing the enterprise value of the company and potential upside from the equity component of the transaction.
Proprietary Risk Analytics Return Optimization.   Over the past 20 years, Runway Growth Capital’s senior investment professionals have iterated upon and built out an extensive due diligence process, which has resulted in the proprietary risk analysis used today. Mr. Spreng has overseen the development of a risk management model that helps to identify, analyze and mitigate risk within individual portfolio companies in the venture capital space. The model utilized by us today examines a consistent set of 30 quantitative and qualitative variables in four main risk areas (market, technology, management and financing) to generate a composite risk ranking for each portfolio company.
Flexible, Opportunity-Specific Pricing and Structure.   Runway Growth Capital’s comprehensive analysis assesses all factors and does not rely on any one criterion above or more than others. For example, we do not seek to provide financing to every early-stage company backed by top-tier venture firms, but only to those companies that, in our opinion, possess the most favorable risk and return characteristics for our investments. We seek to understand the attractiveness of each opportunity on its own merits. The quality of the venture investors involved is important, but it is only one component of our decision-making process. Within our Non-Sponsored Growth Lending strategy, we expect that most companies will have positive earnings before interest expense, income tax expenses, depreciation and amortization (“EBITDA”) but have been unable to access sufficient capital to fund current growth opportunities. We believe that gaining a comprehensive picture of an opportunity based on Runway Growth Capital’s defined assessment factors allows us to be more flexible, to identify price and structure inefficiencies in the debt market, better support our portfolio companies, and to maximize loan and warrant returns, while minimizing losses. In our Sponsored and Non-Sponsored Growth Lending strategies, we target our loan to be less than 25% of enterprise value at inception.
Strong Reputation and Deep Relationships.   Runway Growth Capital’s senior investment professionals enjoy reputations as innovative thought leaders, ingrained in the fabric of the venture community. Runway Growth Capital’s senior investment professionals have been active in venture capital investing, private lending, growth equity investing, corporate finance, and investment banking for more than two decades and are viewed as trustworthy partners to both management and venture investors as well as entrepreneurs. Our investment professionals’ experience has often encouraged private companies prefer to work with a lender that can manage challenges and deviations from plans that often arise in developing companies.
Runway Growth Capital’s senior investment professionals also have established a network of relationships over two decades with various venture capital firms, venture banks, institutional investors, entrepreneurs and other venture capital market participants, which has allowed Runway Growth Capital to develop a variety of channels for investment originations and referrals. These investment professionals maintain ongoing dialogue with a number of venture capital firms across the country, leverage a suite of technologies to identify potential borrowers and often seek to be the first contact for new investment opportunities.
In addition, our strategic relationship with Oaktree provides us with access to additional resources and relationships that are incremental to our already broad network of venture backed companies and venture capital sponsors.
Use of Leverage
To further implement our investment strategy, we use leverage to provide additional capital for loan investments. The amount of leverage that we employ will depend on Runway Growth Capital’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% (or 150% if certain conditions are met) immediately after each such issuance. We are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, at an annual or special meeting at which quorum is met, approve a proposal to do so. If we receive such stockholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the “required majority” of our independent directors as defined in Section 57(o) of the 1940 Act approve such increase, with such approval becoming effective after one year. In addition, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage and risks related to leverage. In no event do we intend to use leverage to an extent that would cause us to fail to meet the asset coverage ratio required of BDCs under the 1940 Act. Following the completion of this offering, the Board expects to approve a proposal to increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% and seek corresponding approval from stockholders. We cannot assure you that our stockhoders will approve the increase of our leverage.
As of June 30, 2021, our asset coverage was 449%. We target a debt-to-equity leverage range of between 0.8x to 1.1x, which is the equivalent to an asset coverage of approximately 225% to 191%.
Risk Factors
An investment in our common stock involves a high degree of risk and may be considered speculative. You should carefully consider the information found in “Risk Factors” before deciding to invest in shares of our common stock. Risks involved in an investment in us include, but are not limited to, the following:
Risks Related to Our Business and Structure
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Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and determining, in good faith, the fair value of our investment portfolio and, as a result, there is uncertainty as to the value of our portfolio investments.

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We operate in a highly competitive market for investment opportunities and we may not be able to compete effectively.

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Our success depends on the ability of Runway Growth Capital to attract and retain qualified personnel in a competitive environment.

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Our management fee and incentive fee may induce Runway Growth Capital to purchase assets with borrowed funds and to use leverage despite any enhanced risk, or to make speculative investments.

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Any failure on our part to maintain our status as a BDC or fail to qualify as a RIC would reduce our operating flexibility.

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We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

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Changes in interest rates may affect our cost of capital, the ability of our portfolio companies to service their debt obligations and our net investment income.

Risks Related to Our Investments
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Investing in high growth-potential, private companies involves a high degree of risk, and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.

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An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.

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The making of covenant-lite loans may afford us less protection from portfolio company defaults.

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Our portfolio may lack diversification among portfolio companies, which subjects us to a risk of significant loss if one or more of these companies default on their repayment obligations under any of their debt instruments.

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Defaults by our portfolio companies will harm our operating results.

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Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.

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We may not realize gains from our equity investments.

Risks Related to Our Conflicts of Interest
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There are significant potential conflicts of interest which could impact our investment returns, including with regard to our strategic relationship with Oaktree.

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The valuation process for certain of our investments may create a conflict of interest.

Risks Related to RIC Tax Treatment
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We will be subject to U.S. federal corporate-level income tax if we are unable to qualify as a RIC.

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Due to the COVID-19 pandemic or other disruptions in the economy, we may not be able to increase our distributions and may reduce or defer our distributions and choose to incur U.S. federal excise tax in order preserve cash and maintain flexibility, and a portion of our distributions may be a return of capital.

Risks Related to an Investment in Our Common Stock
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Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price of shares of our common stock will not decline following the offering.

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The amount of any distributions we may make is uncertain. We may not be able to pay you distributions, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced. We have not established any limit on the extent to which we may use borrowings, if any, and we may use offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).

THE OFFERING SUMMARY
Common Stock Offered by Us
[•] shares (or [•] shares if the underwriters exercise their option to purchase additional shares of our common stock).
Common Stock to be Outstanding after this Offering
[•] shares (or [•] shares if the underwriters exercise their option to purchase additional shares of our common stock).
Use of Proceeds
Our net proceeds from this offering will be approximately $[•] million (or approximately $[•] million if the underwriters exercise their option to purchase additional shares of our common stock) based on an offering price of $[•] per share (the mid-point of the estimated initial public offering price range).
We intend to use the net proceeds of this offering to pay down a portion of our existing indebtedness under the Credit Agreement, make investments in accordance with our investment objectives and, to the extent any proceeds remain, for general corporate purposes.
See “Use of Proceeds”
Symbol on the Nasdaq Global Select Market
“RWAY”
Distributions
We generally intend to make quarterly distributions to our stockholders and to distribute, out of assets legally available for distribution, substantially all of our available earnings, as determined by our Board in its sole discretion and in accordance with RIC requirements. The distributions that we pay may represent a return of capital, which is a cash return to investors of a portion of their original investment in our common stock. A return of capital will (i) lower a stockholder’s tax basis in our shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. A distribution or return of capital does not necessarily reflect our investment performance, and is different from yield or income. See “Distributions” and “Certain U.S. Federal Income Tax Considerations.”
We can offer no assurance that we will achieve investment returns that will permit us to make distributions or that the Board will declare any distributions in the future.
To maintain our U.S. federal income tax treatment as a RIC, we must make certain distributions. See “Certain U.S. Federal Income Tax Considerations — Taxation as a Regulated Investment Company.”
Taxation
We have elected to be treated as a RIC for U.S. federal income tax purposes, and we intend to operate in a manner so as to continue to qualify annually for the tax treatment applicable to RICs. Our tax treatment as a RIC will enable us to deduct qualifying distributions to our stockholders, so that we will be subject to corporate-level U.S. federal income taxation only in respect of earnings that we retain and do not distribute.
To maintain our status as a RIC and to avoid being subject to corporate-level U. S. federal income taxation on our earnings, we must, among other things:

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maintain our election under the 1940 Act to be treated as a BDC;

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derive in each taxable year at least 90% of our gross income from dividends, interest, gains from the sale or other disposition of stock or securities and other specified categories of investment income; and

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maintain diversified holdings.

In addition, to receive U.S. federal income tax treatment as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends for U.S. federal income tax purposes equal to at least 90% of our investment company taxable income and net tax-exempt income for that taxable year.
As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to our stockholders. If we fail to distribute our investment company taxable income or net capital gains on a timely basis, we will be subject to a nondeductible 4% U.S. federal excise tax. We may choose to carry forward investment company taxable income in excess of current year distributions into the next tax year and pay the nondeductible 4% U.S. federal excise tax on such income. Any carryover of investment company taxable income or net capital gains must be timely declared and distributed as a dividend in the taxable year following the taxable year in which the income or gains were earned. See “Distributions” and “Certain U.S. Federal Income Tax Considerations.”
Leverage
As a BDC, we are permitted under the 1940 Act to borrow funds or issue “senior securities” to finance a portion of our investments. As a result, we are exposed to the risks of leverage, which may be considered a speculative investment technique.
Leverage increases the potential for gain and loss on amounts invested and, as a result, increases the risks associated with investing in our securities. Subject to certain limited exceptions, we may issue “senior securities,” including borrowing money from banks or other financial institutions only in amounts such that the ratio of our total assets (less total liabilities other than indebtedness represented by senior securities) to our total indebtedness represented by senior securities plus preferred stock, if any, is at least 200% (or 150% if certain conditions are met) after such incurrence or issuance. This means that generally, we can borrow up to $1 for every $1 of investor equity (or, if certain conditions are met, we can borrow up to $2 for every $1 of investor equity). The costs associated with our borrowings, including any increase in the management fee payable to the Adviser, are borne by our stockholders. Following the completion of this offering, the Board expects to approve a proposal to increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% and seek corresponding approval from stockholders. We cannot assure you that our stockholders will approve the increase of our leverage. See “Regulation” and “Risk Factors — Risks Related to our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”
As of June 30, 2021, our asset coverage was 449%. We target a debt-to-equity leverage range of between 0.8x to 1.1x, which is the equivalent to an asset coverage of approximately 225% to 191%.

Dividend Reinvestment Plan
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of investors, unless an investor elects to receive cash as provided below. As a result of adopting such a plan, if our Board authorizes, and we declare, a cash dividend or distribution, investors who have not opted out of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares, rather than receiving cash. No action will be required on the part of an investor to have his or her cash dividends and distributions reinvested in shares. An investor could instead elect to receive a dividend or distribution in cash by notifying Runway Growth Capital in writing, so that such notice is received by Runway Growth Capital no later than 10 days prior to the record date for distributions. Runway Growth Capital will set up an account for shares acquired through the plan for each investor who does not elect to receive dividends and distributions in cash and hold such shares in non- certificated form. Those investors whose shares are held by a broker or other financial intermediary could receive dividends and distributions in cash by notifying their broker or other financial intermediary of their election.
Stockholders who receive dividends and other distributions in the form of shares of common stock generally are subject to the same U.S. federal tax consequences as stockholders who elect to receive their distributions in cash; however, since their cash dividends will be reinvested, those stockholders will not receive cash with which to pay any applicable taxes on reinvested dividends. See “Dividend Reinvestment Plan.”
Investment Advisory Fees
Pursuant to the Advisory Agreement, dated May 27, 2021, we pay Runway Growth Capital a fee for its investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of the base management fee and incentive fee are each borne by our stockholders.
The base management fee is currently calculated at an amount equal to 0.40% (1.60% annualized) of our average daily Gross Assets (defined below) during the most recently completed calendar quarter for so long as the aggregate amount of our Gross Assets as of the end of the most recently completed calendar quarter is greater than $500,000,000 and less than $1,000,000,000. For purposes of the Advisory Agreement, “Gross Assets” is defined as our gross assets, including assets purchased with borrowed funds or other forms of leverage, as well as any payment-in-kind (“PIK”) interest, as of the end of the most recently completed fiscal quarter.
The incentive fee, which provides Runway Growth Capital with a share of the income that Runway Growth Capital generates for us, consists of an investment-income component and a capital-gains component, which are largely independent of each other, with the result that one component may be payable even if the other is not payable.
Under the investment income component (the “Income Incentive Fee”), we pay Runway Growth Capital each quarter an incentive fee with respect to our Pre-Incentive Fee net investment income. The Income Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income (as defined below) for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income will be based on the Pre-Incentive Fee net investment income earned for the quarter.
Pre-Incentive Fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). We pay Runway Growth Capital an Income Incentive Fee with respect to the our Pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which our Pre-Incentive Fee net investment income does not exceed the hurdle rate of 2.0%; (2) 80% of our Pre-Incentive Fee net investment income with respect to that portion of such Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of our Pre-Incentive Fee net investment income that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide Runway Growth Capital with 20.0% of our Pre-Incentive Fee net investment income as if a hurdle did not apply if our Pre-Incentive Fee net investment income exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of our Pre-Incentive Fee net investment income, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to Runway Growth Capital (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee net investment income thereafter is allocated to Runway Growth Capital).
Under the capital-gains component of the incentive fee (the “Capital Gains Fee”), we will pay Runway Growth Capital, as of the end of each calendar year, 20.0% of our aggregate cumulative realized capital gains, if any, from the date of our election to be regulated as a BDC through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee. See “Management and Other Agreements — Compensation of the Adviser.”
Administration Agreement
We reimburse the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities, as well as providing us with other administrative services. In addition, we reimburse the Administrator for the fees and expenses associated with performing compliance functions, and our allocable portion of the compensation of certain of our officers, including our Chief Financial Officer, our Chief Compliance Officer and any administrative support staff.
In addition Runway Growth Capital and our Administrator have entered into various agreements with Alter Domus (“Alter Domus”), pursuant to which Alter Domus, on behalf of Runway Growth Capital and our Administrator, provides us with certain bookkeeping and consulting services. See “Management and Other Agreements — Administration Agreement.”

License Arrangements
We have entered into a license agreement with Runway Growth Capital (the “License Agreement”) pursuant to which Runway Growth Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Runway Growth Finance” Under this agreement, we have the right to use the “Runway Growth Finance” name for so long as Runway Growth Capital or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Runway Growth Finance” name. See “Management and Other Agreements — License Agreement.”
Trading at a Discount
Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their net asset value. Generally, we are not able to issue and sell our common stock at a price below our net asset value per share unless we have stockholder approval. The risk that our shares may trade at a discount to our net asset value is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our shares will trade above, at or below net asset value. Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price of shares of our common stock will not decline following the offering. See “Risk Factors.”
Custodian, Transfer and Dividend Paying Agent and Registrar
U.S. Bank, National Association, serves as our custodian, and American Stock Transfer & Trust Company LLC serves as our transfer and dividend paying agent and registrar. See “Custodian, Transfer and Dividend Paying Agent and Registrar.”
Available Information
We have filed with the SEC a registration statement on Form N-2, of which this prospectus is a part, under the Securities Act. This registration statement contains additional information about us and the shares of our common stock being offered by this prospectus. We are also required to file periodic reports, current reports, proxy statements and other information with the SEC. This information is available on the SEC’s website at http://www.sec.gov.
We maintain a website at https://runwaygrowth.com/document‑center/and make all of our periodic and current reports, proxy statements and other information available, free of charge, on or through our website. Information on our website or the SEC’s website is not incorporated into or part of this prospectus.

FEES AND EXPENSES
The following table is intended to assist you in understanding the costs and expenses that you will bear directly or indirectly if you acquire our common stock in this offering. We caution you that some of the percentages indicated in the table below are estimates and may vary. The expenses shown in the table under “Annual expenses” are based on estimated amounts for our current fiscal year and assume that we issue      shares of common stock in the offering, based on an offering price of $     per share (the mid-point of the estimated initial public offering price range). The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “the Company” or that “we” will pay fees or expenses, you will indirectly bear these fees or expenses if you acquire our common stock in this offering.
Shareholder transaction expenses:
Sales load (as a percentage of offering price)		6.00%(1)
Offering expenses (as a percentage of offering price)		1.53%(2)
Dividend reinvestment plan expenses	$	—(3)
Total shareholder transaction expenses (as a percentage of offering price)		7.53%
Annual expenses (as a percentage of net assets attributable to common stock):
Management Fee payable under the Investment Advisory Agreement		1.46%(4)
Incentive Fee payable under the Investment Advisory Agreement		1.28%(5)
Interest payments on borrowed funds		0.50%(6)
Other expenses		0.90%(7)(8)(9)
Total annual expenses		4.14%(8)

(1)
The sales load (underwriting discount and commission) with respect to the shares of our common stock sold in this offering, which is a one-time fee paid to the underwriters, is the only sales load paid in connection with this offering.

(2)
Amount reflects estimated offering expenses of approximately $1.5 million.

(3)
The expenses of the dividend reinvestment plan are included in “other expenses” in the table above. For additional information, see “Dividend Reinvestment Plan.”

(4)
Assumes the base management fee will be an amount equal to 0.40% (1.60% annualized) of our average daily Gross Assets during the most recently completed calendar quarter. See “Management and Other Agreements — Compensation of Adviser.”

(5)
The incentive fee, which provides Runway Growth Capital with a share of the income that Runway Growth Capital generates for us, consists of an Investment Income Fee and a Capital Gains Fee.

Under the Income Incentive Fee, we pay Runway Growth Capital a each quarter an incentive fee with respect to our Pre-Incentive Fee net investment income. The Income Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income will be based on the Pre-Incentive Fee net investment income earned for the quarter. Pre-Incentive Fee net investment income, expressed as a rate of return on the value of our net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). We will pay Runway Growth Capital an Income Incentive Fee with respect to the our Pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which our Pre-Incentive Fee net investment income does not exceed the hurdle rate of 2.0%; (2) 80% of our Pre-Incentive Fee net investment income with respect to that portion of such Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of our Pre-Incentive Fee net investment income that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide Runway Growth Capital with 20.0% of our Pre-Incentive Fee net investment income as if a hurdle did not apply if our Pre-Incentive Fee net investment income exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of our Pre-Incentive Fee net investment income, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to Runway Growth Capital (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee net investment income thereafter is allocated to Runway Growth Capital).

Under the Capital Gains Fee, we will pay Runway Growth Capital, as of the end of each calendar year, 20.0% of our aggregate cumulative realized capital gains, if any, from the date of our election to be regulated as a BDC through the end of that calendar year, computed net of our aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee.

See “Management and Other Agreements — Compensation of Adviser.”

(6)
Interest payments on borrowed funds represents an estimate of our annualized interest expense based on borrowings under the Credit Agreement. The assumed weighted average interest rate on our total debt outstanding was 3.5%. We may borrow additional funds from time to time to make investments to the extent we determine that the economic situation is conducive to doing so. We may also issue debt securities or preferred stock, subject to our compliance with applicable requirements under the 1940 Act.

(7)
Includes our overhead expenses, such as payments under the Administration Agreement for certain expenses incurred by the Adviser. See “Management and Other Agreements — Investment Advisory Agreement; Administration Agreement; License Agreement.” We based these expenses on estimated amounts for the current fiscal year.

(8)
Estimated.

(9)
Assumes completion of this offering.

Example
The following example demonstrates the projected dollar amount of total cumulative expenses over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no additional leverage (taking into account the repayment of certain credit facility indebtedness as described in “Use of Proceeds”) and that our annual operating expenses would remain at the levels set forth in the table above. Transaction expenses are included in the following example.
	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return from realized capital gains	$123	$342	$530	$894
The foregoing table is to assist you in understanding the various costs and expenses that an investor in our common stock will bear directly or indirectly. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Because the Income Incentive Fee under the Advisory Agreement is unlikely to be significant assuming a 5% annual return, the example assumes that the 5% annual return will be generated entirely through the realization of capital gains on our assets and, as a result, will trigger the payment of the Capital Gains Fee under the Advisory Agreement. The Income Incentive Fee under the Advisory Agreement, which, assuming a 5% annual return, would either not be payable or have an immaterial impact on the expense amounts shown above, is not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an Income Incentive Fee of a material amount, our expenses, and returns to our investors, would be higher. In addition, while the example assumes reinvestment of all dividends and distributions at net asset value, if our Board authorizes and we declare a cash dividend, participants in our dividend reinvestment plan who have not otherwise elected to receive cash will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.
This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED FINANCIAL INFORMATION AND OTHER DATA
The following selected financial data of the Company as of December 31, 2020 and 2019 and for the years ended December 31, 2020 and 2019 is derived from the financial statements that have been audited by RSM US LLP, independent registered public accounting firm. The Company's financial statements for the six-month period ended June 30, 2021 is unaudited. However, in the opinion of the Company, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation have been made. Interim results are subject to significant seasonal variations and are not indicative of the results of operations to be expected for a full fiscal year. The selected financial information and other data presented below should be read in conjunction with our financial statements and notes thereto and “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” which are included elsewhere in this prospectus.
	For the Six Months Ended June 30, 2021 (Unaudited)	For the Years Ended Dec 31,
		2020	2019
Income Statement Data:
Total investment income	$35,168,376	$57,626,303	$55,139,136
Total operating expenses	12,346,165	19,556,586	18,685,305
Net investment income (loss)	22,822,211	38,069,717	36,453,831
Net realized gain (loss) on investments	(4,795,077)	(5,347,409)	609,031
Net change in unrealized appreciation (depreciation) on investments	(1,944,463)	14,257,592	(9,416,462)
Net increase in net assets resulting from operations	$16,082,671	$46,979,900	$27,646,400
Per share data:
Net investment income (loss)(1)	0.71	1.38	1.95
Net increase (decrease) in net assets resulting from operations(1)	0.50	1.70	1.48

(1)
The basic per share figures noted above are based on weighted averages of 31,953,287, 27,617,425 and 18,701,021 shares outstanding for the six months ended June 30, 2021 and the years ended December 31, 2020 and 2019, respectively.

	For the Six Months Ended June 30, 2021 (Unaudited)	For the Years Ended December 31,
		2020	2019
Balance Sheet Data:
Total Investments at Fair Value	$587,617,162	$551,824,590	$368,016,276
Investment in U.S. Treasury Bills at fair value	29,999,881	70,002,060	99,965,423
Cash and cash equivalents	892,584	14,886,246	45,799,672
Other Assets	2,871,786	3,178,501	2,510,969
Total Assets	$621,381,413	$639,891,397	$516,292,340
Credit facilities, net	115,636,484	97,416,770	60,021,093
Reverse repurchase agreement	19,900,000	69,650,000	74,593,802
Interest payable	761,124	468,014	500,056
Other liabilities	7,344,708	6,112,928	4,864,168
Total Liabilities	$143,642,316	$173,647,712	$139,979,119
Total Net Assets	$477,739,097	$466,243,685	$376,313,221
Other Data:
Net Asset Value per share(1)	$14.61	$14.84	$14.58
Weighted average shares outstanding for period, basic	31,953,287	27,617,425	18,701,021
Dividends declared and paid	$23,482,930	$39,709,233	$40,651,334

(1)
Per share data is based on average weighted shares outstanding, except where such amounts need to be adjusted to be consistent with what is disclosed in the financial highlights of our audited financial statements.

RISK FACTORS
Investing in our common stock involves a number of significant risks. Before you invest in our common stock, you should be aware of various risks associated with the investment, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our business, operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially and adversely affected. In such case, you may lose all or part of your investment.
Risks Related to Our Business and Structure
Our investment portfolio is recorded at fair value, with our Board having final responsibility for overseeing, reviewing and determining, in good faith, the fair value of our investment portfolio and, as a result, there is uncertainty as to the value of our portfolio investments.
Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by us with our Board having final responsibility for overseeing, reviewing and approving, in good faith, our estimate of fair value. Typically, there will not be a public market for the securities of the privately held companies in which we invest. As a result, we value these securities quarterly at fair value based on input from management, a third-party independent valuation firm and the audit committee of our Board (the “Audit Committee”) and with the oversight, review and approval of our Board. The fair value of such securities may meaningfully change between the date of the fair value determination by our Board, third-party independent valuation firms and the Audit Committee and the release of the financial results for the corresponding period or the next date at which fair value is determined.
The determination of fair value and consequently, the amount of unrealized gains and losses in our portfolio, are to a certain degree, subjective and dependent on a valuation process approved by our Board. Certain factors that may be considered in determining the fair value of our investments include external events, such as private mergers, sales and acquisitions involving comparable companies. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, they may fluctuate over short periods of time and may be based on estimates. Our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Due to this uncertainty, our fair value determinations may cause our net asset value on a given date to materially understate or overstate the value that we may ultimately realize on one or more of our investments. As a result, investors purchasing our common stock based on an overstated net asset value would pay a higher price than the value of our investments might warrant. Conversely, investors selling shares of our common stock during a period in which the net asset value understates the value of our investments will receive a lower price for their shares of our common stock than the value of our investments might warrant.
Additionally, the COVID-19 pandemic, or any other outbreak of epidemic disease, could have a significant adverse impact on the fair value of our investments, which may also cause the valuation of our investments to differ materially from the values that we may ultimately realize. Our valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that may not show the complete impact of the COVID-19 pandemic and the resulting measures taken in response thereto.
Our financial condition and results of operations depend on our ability to effectively manage and deploy capital.
Our ability to achieve our investment objective depends on our ability to effectively manage and deploy capital, which depends, in turn, on Runway Growth Capital’s ability to identify, originate, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.
Accomplishing our investment objective on a cost-effective basis is largely a function of Runway Growth Capital’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to investments offering acceptable terms. In addition to monitoring the performance of our existing investments and other responsibilities under the Advisory Agreement, Runway Growth Capital’s investment team may also be called upon, from time to time, to provide managerial assistance to some of our portfolio companies. These demands may distract our investment team or slow the rate at which we may make investments.
Even if we are able to grow and build upon our investment portfolio, any failure to manage our growth effectively could have a material adverse effect on our business, financial condition, results of operations and prospects. Our results of operations depend on many factors, including the availability of opportunities for investment, readily accessible short and long-term funding alternatives in the financial markets and economic conditions. Furthermore, if we cannot successfully operate our business or implement our investment policies and strategies as described herein, it could negatively impact our ability to pay dividends.
We operate in a highly competitive market for investment opportunities and we may not be able to compete effectively.
Our primary competitors for investments include both existing and newly formed debt, and to a lesser extent equity, focused public and private funds, other BDCs, commercial and investment banks, venture-oriented commercial banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have a lower cost of capital and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments than we have, which could allow them to consider a wider variety of investments and establish more relationships than we can. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our ability to be subject to taxation as a RIC. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships and offer better pricing and more flexible structuring than we are able to offer. In recent years, substantial investor capital has been allocated to the private credit and direct lending asset classes, creating and increasing competition among lenders. Increased competition across all segments of the private credit and direct lending markets, has reduced credit spreads, and along with very low historically low interest rates, has reduced investment yields and resulted in more borrower friendly terms and conditions. For instance, typically when interest rates are low and a credit cycle extended, new entrants will enter traditionally higher yielding markets creating additional competition and pressures and temporarily compressing yields. We believe the credit markets, and in particular the market for our lending strategies, are presently experiencing such pressures. New competitors, including established private credit platforms in other segments, have entered the sponsored and non-sponsored growth lending market and a similar competitive dynamic is possible. While their entry may or may not be permanent, their entry could lead to competitive pressure on our investment yields and other terms and conditions in the short-term.
We do not compete primarily on the financing terms we offer and believe that some competitors make loans with rates that are comparable or lower than our rates. We may lose some investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income, lower yields and increased risk of credit loss. As a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we may not be able to identify and make investments that are consistent with our investment objective. The competitive pressures we face may have a material adverse effect on our financial condition, results of operations and cash flows.
Our business model depends to a significant extent upon strong referral relationships. Any inability of Runway Growth Capital to maintain or develop these relationships, or the failure of these relationships to generate investment opportunities, could adversely affect our business.
We depend upon Runway Growth Capital to maintain its relationships with venture capital firms, venture banks, institutional investors, entrepreneurs and other venture capital market participants, and we expect to rely to a significant extent upon these relationships to provide us with potential investment opportunities. If Runway Growth Capital fails to maintain such existing relationships, or to develop new relationships with other sources of investment opportunities, we may not be able to grow our investment portfolio. In addition, individuals with whom Runway Growth Capital has relationships are not obligated to provide us with investment opportunities, and we can offer no assurance that these relationships will generate investment opportunities for us in the future. The failure of Runway Growth Capital to maintain existing relationships, grow new relationships, or for any of those relationships to generate investment opportunities could have an adverse effect on our business, financial condition and results of operations.
We are dependent upon Runway Growth Capital’s key personnel for our future success.
We depend on the diligence, skill and investment acumen of R. David Spreng, our President, Chief Executive Officer and the Chairman of our Board, along with the other investment professionals at Runway Growth Capital, including our Chief Financial Officer, Thomas Raterman. Mr. Spreng also serves as the President, Chief Executive Officer and Chief Investment Officer of our Adviser, Runway Growth Capital, and the Chairman of its Investment Committee. Mr. Spreng, Mr. Raterman and the other members of Runway Growth Capital’s senior management evaluate, negotiate, structure, close and monitor our investments. Our future success depends on the continued service of these members of Runway Growth Capital’s senior management. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any such individual to terminate his or her relationship with us. The loss of Mr. Spreng, in particular, Mr. Raterman and/or any of the other members of Runway Growth Capital’s senior management could have a material adverse effect on our ability to achieve our investment objective as well as on our financial condition and results of operations.
The members of Runway Growth Capital’s senior management are and may in the future become affiliated with entities engaged in business activities similar to those intended to be conducted by us, and may have conflicts of interest in allocating their time. Runway Growth Capital may also manage and sub-advise private investment funds and accounts, and may manage other such funds and accounts in the future, which have investment mandates that are similar, in whole and in part, with ours. Accordingly, Runway Growth Capital’s senior management may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders. For example, Runway Growth Capital’s senior management may face conflicts of interest in the allocation of investment opportunities to us and such other existing and future funds and accounts.
Our success depends on the ability of Runway Growth Capital to attract and retain qualified personnel in a competitive environment.
Our growth requires that Runway Growth Capital retains and attracts new investment and administrative personnel in a competitive market. Its ability to attract and retain personnel with the requisite credentials, experience and skills depends on several factors including, but not limited to, its ability to offer competitive wages, benefits and professional growth opportunities. Many of the entities, including investment funds (such as venture capital, private equity funds and mezzanine funds) and traditional financial services companies, with which Runway Growth Capital competes for experienced personnel have greater resources than it possesses, which could have a negative impact on Runway Growth Capital’s ability to attract and retain qualified personnel and, as a result, have a material adverse effect on our business and results of operations.
The compensation we pay to Runway Growth Capital and our Administrator was not determined on an arm’s-length basis. Thus, the terms of such compensation may be less advantageous to us than if such terms had been the subject of arm’s-length negotiations.
The compensation we pay to Runway Growth Capital and our Administrator was not determined on an arm’s-length basis with an unaffiliated third party. As a result, the form and amount of such compensation may be less favorable to us than they might have been had the respective agreements been entered into through arm’s-length transactions with an unaffiliated third party. In addition, we may choose not to enforce, or to enforce less vigorously, our respective rights and remedies under the Advisory Agreement and the Administration Agreement because of our desire to maintain our ongoing relationship with Runway Growth Capital, our Administrator and their respective affiliates. Any such decision, however, could cause us to breach our fiduciary obligations to our stockholders.
Our management fee may induce Runway Growth Capital to purchase assets with borrowed funds and to use leverage despite any enhanced risk.
The management fee payable by us to Runway Growth Capital may create an incentive for Runway Growth Capital to purchase assets with borrowed funds when it is unwise to do so or to pursue investments on our behalf that are riskier or more speculative than would be the case in the absence of such compensation arrangement. The management fee payable to Runway Growth Capital is calculated based on the amount of our gross assets which includes assets purchased with borrowed funds or other forms of leverage. Under certain circumstances, the use of leverage may increase the likelihood of default, which would impair the value of our common stock.
The capital gains portion of our incentive fee may induce Runway Growth Capital to make speculative investments.
Runway Growth Capital receives the incentive fee based, in part, upon net capital gains realized on our investments. Under the incentive fee structure, Runway Growth Capital may benefit when we recognize capital gains and, because Runway Growth Capital, in certain circumstances, will determine when to sell a holding, Runway Growth Capital will control the timing of the recognition of such capital gains. As a result, in certain situations Runway Growth Capital may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.
A general increase in interest rates will likely have the effect of making it easier for Runway Growth Capital to receive incentive fees, without necessarily resulting in an increase in our net earnings.
Given the structure of the Advisory Agreement, any general increase in interest rates can be expected to lead to higher interest rates applicable to our debt investments and will likely have the effect of making it easier for Runway Growth Capital to meet the quarterly hurdle rate for payment of income incentive fees under the Advisory Agreement without any additional increase in relative performance on the part of Runway Growth Capital. This may occur without a corresponding increase in distributions to our stockholders. In addition, in view of the catch-up provision applicable to income incentive fees under the Advisory Agreement, Runway Growth Capital could potentially receive a significant portion of the increase in our investment income attributable to such a general increase in interest rates. If that were to occur, our increase in net earnings, if any, would likely be significantly smaller than the relative increase in Runway Growth Capital’s income incentive fee resulting from such a general increase in interest rates.
Runway Growth Capital and our Administrator have the right to resign upon not more than 60 days’ notice, and we may not be able to find a suitable replacement for either within that time, or at all, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.
Runway Growth Capital has the right, under the Advisory Agreement, to resign at any time upon not more than 60 days’ written notice, regardless of whether we have found a replacement. Similarly, our Administrator has the right under the Administration Agreement to resign at any time upon not more than 60 days’ written notice, regardless of whether we have found a replacement. If Runway Growth Capital or our Administrator were to resign, we may not be able to find a new investment adviser or administrator or hire internal management with similar expertise and ability to provide the same or equivalent services on acceptable terms prior to the resignation of Runway Growth Capital or our Administrator, or at all. If we are unable to do so quickly, our operations are likely to experience a disruption, our financial condition, business and results of operations, as well as our ability to pay distributions, are likely to be materially and adversely affected. In addition, the coordination of our internal management and investment or administrative activities, as applicable, are likely to suffer if we are unable to identify and reach an agreement with a single institution or group of executives having the expertise possessed by Runway Growth Capital, our Administrator and their respective affiliates. Even if we are able to retain comparable management, whether internal or external, the integration of such management and their lack of familiarity with our investment objective may result in additional costs and time delays in future investments that may adversely affect our financial condition, business, results of operations and cash flows.
We may need to raise additional capital to grow because we must distribute most of our income.
We may need additional capital to fund growth in our investments. A reduction in the availability of new capital could limit our ability to grow. We must distribute at least 90% of our investment company taxable income to our stockholders to maintain our tax treatment as a RIC. As a result, any such cash earnings may not be available to fund investment originations. We may, in the future, borrow under debt facilities from financial institutions and issue additional debt and equity securities. If we fail to obtain funds from such sources or from other sources to fund our investments, it could limit our ability to grow, which may have an adverse effect on the value of our securities. In addition, as a BDC, our ability to borrow or issue preferred stock may be restricted if our total assets are less than 200% of our total borrowings and preferred stock (or 150% if we satisfy certain conditions including board and/or stockholder approval, see “— Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.”)
In addition, shares of BDCs have recently traded at discounts to their net asset values. If our common stock trades below its net asset value, we will not be able to issue additional shares of our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities and our net asset value could decline.
A reduction in the availability of new capital or an inability on our part to access the capital markets successfully could limit our ability to grow our business and execute our business strategy fully and decrease our earnings, if any, which could have a material adverse effect on our business, financial condition, results of operations and cash flows.
Any failure on our part to maintain our status as a BDC or fail to qualify as a RIC would reduce our operating flexibility.
The 1940 Act imposes numerous constraints on the operations of BDCs. For example, BDCs are required to invest at least 70% of their gross assets in specified types of  “qualifying assets,” primarily in private U.S. companies or thinly-traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less. In addition, subject to certain limited exceptions, an investment in an issuer that has outstanding securities listed on a national exchange may be treated as a qualifying asset only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, as a RIC, the treatment for which we intend to qualify annually, we are required to satisfy certain source-of-income, diversification and distribution requirements. Therefore, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets. Conversely, if we fail to invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these constraints could prevent us from making additional investments in existing portfolio companies, which could result in the dilution of our position, or could require us to dispose of investments at an inopportune time to comply with the 1940 Act. If we were forced to sell non-qualifying investments in the portfolio for compliance purposes, the proceeds from such sale could be significantly less than the current value of such investments. These constraints, among others, may hinder our ability to take advantage of attractive investment opportunities and to achieve our investment objective.
Any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we will be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.
Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.
We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we are generally permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% (or 150% if we satisfy certain conditions including board and/or stockholder approval) of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. Following the completion of this offering, the Board, including the “required majority” of our independent directors as defined in Section 57(o) of the 1940 Act, expects to approve a proposal to increase the maximum amount stockholders of leverage we may incur to an asset coverage ratio of 150% and seek corresponding approval from the stockholders representing at least a majority of votes cast at an annual or special meeting at which quorum is met. We cannot assure you that our stockholders will approve the increase of our leverage. If the value of our assets declines, we may be unable to satisfy this asset coverage test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.
If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interest.
We are generally not able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our Board determines that such sale is in the best interests of our stockholders, and our stockholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the market value of such securities (less any distributing commission or discount). If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you may experience dilution.
We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.
The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We may borrow from and issue senior debt securities to banks, insurance companies and other lenders in the future. Holders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net investment income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock, scheduled debt payments or other payments related to our securities. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures. In addition, our common stockholders will bear the burden of any increase in our expenses, including our interest expense, as a result of leverage.
As a BDC, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. We are permitted, however, to increase our asset coverage ratio to at least 150% if we satisfy certain conditions, including stockholder and/or board approval. Following the completion of this offering, the Board expects to approve a proposal to increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% and seek corresponding approval from our stockholders. We cannot assure you that our stockholders will approve the increase of our leverage. See “— Regulations governing our operation as a BDC affect our ability to raise additional capital and the way in which we do so. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.” If this ratio declines below 200%, we may not be able to incur additional debt and could be required by law to sell a portion of our investments to repay some debt when it is disadvantageous to do so, which could have a material adverse effect on our operations, and we may not be able to make distributions. The amount of leverage that we employ will depend on Runway Growth Capital’s and our Board’s assessment of market and other factors at the time of any proposed borrowing. We cannot assure you that we will be able to obtain credit at all or on terms acceptable to us. In addition, any debt facility into which we may enter would likely impose financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to qualify as a RIC.
The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns on our portfolio, net of expenses. Leverage generally magnifies the return of stockholders when the portfolio return is positive and magnifies their losses when the portfolio return is negative. The calculations in the table below are hypothetical, and actual returns may be higher or lower than those appearing in the table below.
	Assumed Return on Our Portfolio (Net of Expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to common stockholder(1)	-14.2%	-7.6%	-1.1%	5.5%	12.0%

(1)
Assumes (i) $619.7 million in total assets, (ii) $146.2 million in outstanding indebtedness, (iii) $ 473.5 million in net assets and (iv) weighted average interest rate, excluding fees (such as fees on undrawn amounts and amortization of financing costs), of 3.5%.

Any defaults under the Credit Agreement could adversely affect our business.
On May 31, 2019 (as subsequently amended), we entered into the Credit Agreement by and among us, as borrower, the financial institutions party thereto as lenders, KeyBank National Association, as administrative agent (the “Administrative Agent”), syndication agent, and a lender, CIBC Bank USA (“CIBC”), as documentation agent and a lender, MUFG Union Bank, N.A., as co-documentation agent and a lender and U.S. Bank National Association, as paying agent. In the event we default under our Credit Agreement, or other borrowings, our business could be adversely affected as we may be forced to sell a portion of our investments quickly and prematurely at what may be unfavorable prices to us in order to meet our outstanding payment obligations and/or support working capital requirements under such borrowing facility, any of which would have a material adverse effect on our business, financial condition, results of operations and cash flows. In addition, following any such default, the agent for the lenders under such borrowing facility could assume control of the disposition of any or all of our assets, including the selection of such assets to be disposed and the timing of such disposition, which would have a material adverse effect on our business, financial condition, results of operations and cash flows.
If we are unable to obtain additional debt financing, or if our borrowing capacity is materially reduced, our business could be materially adversely affected.
We may want to obtain additional debt financing, or need to do so upon maturity of the Credit Agreement, in order to obtain funds which may be made available for investments. The availability period under the Credit Agreement expires on May 31, 2022 and is followed by a two-year amortization period. The stated maturity date under the Credit Agreement is May 31, 2024. If we are unable to increase, renew or replace the Credit Agreement and enter into new debt financing facilities or other debt financing on commercially reasonable terms, our liquidity may be reduced significantly. In addition, if we are unable to repay amounts outstanding under any such facilities and are declared in default or are unable to renew or refinance these facilities, we may not be able to make new investments or operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as lack of access to the credit markets, a severe decline in the value of the U.S. dollar, an economic downturn or an operational problem that affects us or third parties, and could materially damage our business operations, results of operations and financial condition.

Changes in interest rates may affect our cost of capital, the ability of our portfolio companies to service their debt obligations and our net investment income.
General interest rate fluctuations and changes in credit spreads on floating rate loans may have a substantial negative impact on our investments and investment opportunities and, accordingly, may have a material adverse effect on our rate of return on invested capital, our net investment income and our net asset value. Substantially all of our debt investments have variable interest rates that reset periodically based on benchmarks such as the London Interbank Offered Rate (“LIBOR”) and the U.S. prime rate (“Prime Rate”), so an increase in interest rates from their relatively low present levels may make it more difficult for our portfolio companies to service their obligations under the debt investments that we will hold.
Alternatively, a decrease in interest rates or interest rate benchmarks, including a reduction of LIBOR to zero, may negatively affect our net interest income if our interest-earning assets reprice sooner than our interest-bearing debt investments. In a low or falling interest rate environment, prepayments may be more likely. We would then be forced to invest unanticipated proceeds at lower interest or dividend rates, resulting in a decline in our net investment income.
In addition, to the extent we borrow money to make investments, our net investment income depends, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income to the extent we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. In addition, in a prolonged low interest rate environment, including a reduction of LIBOR to zero, the difference between the total interest income earned on interest earning assets and the total interest expense incurred on interest bearing liabilities may be compressed, reducing our net interest income and potentially adversely affecting our operating results.
In addition, a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to Runway Growth Capital with respect to our pre-incentive fee net investment income.
The financial projections of our portfolio companies could prove inaccurate.
We generally evaluate the capital structure of portfolio companies on the basis of financial projections prepared by the management of such portfolio companies. These projected operating results are normally based primarily on judgments of the management of the portfolio companies. In all cases, projections are only estimates of future results that are based upon assumptions made at the time that the projections are developed. General economic conditions, which are not predictable with accuracy, along with other macroeconomic factors and specific factors of the portfolio company, may cause actual performance to fall short of the financial projections that were used to establish a given portfolio company’s capital structure. Because of the leverage that is typically employed by our portfolio companies, this could cause a substantial decrease in the value of our investment in the portfolio company. The inaccuracy of financial projections of portfolio companies could thus cause our investment performance to fall short of our expectations.
Our portfolio securities may not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith under procedures adopted by our Board, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.
A large percentage of our portfolio investments are in the form of debt investments that are not publicly traded. The fair value of these securities is not readily determinable. We value these investments on at least a quarterly basis in accordance with our valuation policy, which is at all times consistent with generally accepted accounting principles in the United States (“U.S. GAAP”). Our Board utilizes the services of certain third-party valuation firms to aid it in determining the fair value of these investments. The Board discusses valuations and determines the fair value in good faith based on the input of Runway Growth Capital, the Audit Committee and the applicable third-party valuation firm. The participation of Runway Growth Capital in our valuation process could result in a conflict of interest, since the management fees are based in part on our gross assets and also because Runway Growth Capital is receiving performance-based incentive fees. The factors that are considered in the fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments on loans and its earnings, the markets in which the portfolio company does business, comparisons to publicly-traded companies, discounted cash flow, relevant credit market indices, and other relevant factors. Because such valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. In addition, the valuation of these types of securities may result in substantial write-downs and earnings volatility.
Our net asset value as of a particular date may be materially greater than or less than the value that would be realized if our assets were to be liquidated as of such date. For example, if we were required to sell a certain asset or all or a substantial portion of our assets on a particular date, the actual price that we would realize upon the disposition of such asset or assets could be materially less than the value of such asset or assets as reflected in our net asset value. Volatile market conditions could also cause reduced liquidity in the market for certain assets, which could result in liquidation values that are materially less than the values of such assets as reflected in our net asset value.
Our Board may change our investment objective, operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse.
Our Board has the authority to modify or waive our investment objective, current operating policies, investment criteria and strategies without prior notice (except as required by the 1940 Act) and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies, investment criteria and strategies would have on our business, net asset value, operating results and value of our stock. However, the effects of changes to our investment objective or criteria by our Board might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.
To the extent OID and PIK-interest constitute a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash representing such income.
Our investments include original-issue-discount instruments and contractual PIK-interest arrangements. To the extent OID or PIK-interest constitutes a portion of our income, we are exposed to typical risks associated with such income being required to be included in taxable and accounting income prior to receipt of cash, including the following:
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The higher interest rates of OID and PIK instruments reflect the payment deferral, which results in a higher principal amount at the maturity of the instrument as compared to the original principal amount of the instrument, and increased credit risk associated with these instruments, and OID and PIK instruments generally represent a significantly higher credit risk than coupon loans.

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Even if the accounting conditions for income accrual are met, the borrower could still default when our actual collection is supposed to occur at the maturity of the obligation.

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OID and PIK instruments may have unreliable valuations because their continuing accruals require continuing judgments about the collectability of the deferred payments and the value of any associated collateral. OID and PIK-income may also create uncertainty about the source of our cash distributions.

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To the extent we provide loans with interest-only payments or moderate loan amortization, the majority of the principal payment or amortization of principal may be deferred until loan maturity. Because this debt generally allows the borrower to make a large lump-sum payment of principal at the end of the loan term, there is a risk of loss if the borrower is unable to pay the lump sum or refinance the amount owed at maturity.

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For accounting purposes, any cash distributions to stockholders representing OID and PIK-income are not treated as coming from paid-in capital, even though the cash to pay them comes from the offering proceeds. As a result, despite the fact that a distribution representing OID and PIK-income could be paid out of amounts invested by our stockholders, the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

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In certain cases, we may recognize taxable income before or without receiving corresponding cash payments and, as a result, we may have difficulty meeting the annual distribution requirement necessary to maintain our tax treatment as a RIC.

The interest rates of our term loans to our portfolio companies that extend beyond 2021 might be subject to change based on recent regulatory changes.
LIBOR is the basic rate of interest used in lending between banks on the London interbank market and is widely used as a reference for setting the interest rate on loans globally. We typically use LIBOR as a reference rate in term loans we extend to portfolio companies such that the interest due to us pursuant to a term loan extended to a partner company is calculated using LIBOR. The terms of our debt investments generally include minimum interest rate floors which are calculated based on LIBOR.
On March 5, 2021, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced that (i) 24 LIBOR settings would cease to exist immediately after December 31, 2021 (all seven euro LIBOR settings; all seven Swiss franc LIBOR settings; the Spot Next, 1-week, 2-month, and 12-month Japanese yen LIBOR settings; the overnight, 1-week, 2-month, and 12-month sterling LIBOR settings; and the 1-week and 2-month US dollar LIBOR settings); (ii) the overnight and 12-month US LIBOR settings would cease to exist after June 30, 2023; and (iii) the FCA would consult on whether the remaining nine LIBOR settings should continue to be published on a synthetic basis for a certain period using the FCA’s proposed new powers that the UK government is legislating to grant to them. Central banks and regulators in a number of major jurisdictions (for example, United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates. To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere or, whether the COVID-19 pandemic will have further effect on LIBOR transition plans.
The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR or alternative reference rates could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us. In addition, if LIBOR ceases to exist, we may need to renegotiate the credit agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our overall financial condition or results of operations. As such, some or all of these credit agreements may bear a lower interest rate, which would adversely impact our financial condition or results of operations. Moreover, if LIBOR ceases to exist, we may need to renegotiate certain terms of the Financing Facilities. If we are unable to do so, amounts drawn under the Financing Facilities may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our results of operations.
A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. However, an increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates, including subordinated loans, senior and junior secured and unsecured debt securities and loans and high yield bonds, and also could increase our interest expense, thereby decreasing our net income.
In periods of rising interest rates, to the extent we borrow money subject to a floating interest rate, our cost of funds would increase, which could reduce our net investment income. Further, rising interest rates could also adversely affect our performance if such increases cause our borrowing costs to rise at a rate in excess of the rate that our investments yield. Further, rising interest rates could also adversely affect our performance if we hold investments with floating interest rates, subject to specified minimum interest rates (such as a LIBOR floor), while at the same time engaging in borrowings subject to floating interest rates not subject to such minimums. In such a scenario, rising interest rates may increase our interest expense, even though our interest income from investments is not increasing in a corresponding manner as a result of such minimum interest rates.
If general interest rates rise, there is a risk that the portfolio companies in which we hold floating rate securities will be unable to pay escalating interest amounts, which could result in a default under their loan documents with us. Rising interest rates could also cause portfolio companies to shift cash from other productive uses to the payment of interest, which may have a material adverse effect on their business and operations and could, over time, lead to increased defaults. In addition, rising interest rates may increase pressure on us to provide fixed rate loans to our portfolio companies, which could adversely affect our net investment income, as increases in our cost of borrowed funds would not be accompanied by increased interest income from such fixed-rate investments.
We have and will continue to expend significant financial and other resources to comply with the requirements of being a public reporting entity.
As a public reporting entity, we are subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and certain requirements of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”). These requirements have placed a strain on our systems and resources and are likely to put additional strain on us as a company listed on NASDAQ.The Exchange Act requires that we file annual, quarterly and current reports with respect to our business and financial condition. The Sarbanes-Oxley Act requires that we maintain effective disclosure controls and procedures and internal control over financial reporting, which are discussed below. See “Regulation.” In order to maintain and improve the effectiveness of our disclosure controls and procedures and internal controls, significant resources and management oversight is required. We will continue to implement procedures, processes, policies and practices for the purpose of addressing the standards and requirements applicable to public companies. These activities may divert management’s attention from other initiatives, strategies or business concerns, which could have a material adverse effect on our business, financial condition, results of operations and cash flows. We expect to incur significant additional annual expenses related to these steps and, among other things, directors’ and officers’ liability insurance, director fees, reporting requirements of the SEC, transfer agent fees, additional administrative expenses payable to our Administrator to compensate them for hiring additional accounting, legal and administrative personnel, increased auditing and legal fees and similar expenses.
The systems and resources necessary to comply with public company reporting requirements will increase further once we cease to be an “emerging growth company” under the Jumpstart Our Business Startups Act of 2012 (“JOBS Act”). As long as we remain an emerging growth company, we intend to take advantage of certain exemptions from various reporting requirements that are applicable to other public companies, including, but not limited to, not being required to comply with the auditor attestation requirements of Section 404 of the Sarbanes-Oxley Act. We will remain an emerging growth company for up to five years following this initial public offering, although if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30 before that time or we issue an aggregate of $1.0 billion in non-convertible debt securities in any three year period, we would cease to be an emerging growth company as of the following December 31. See “Prospectus Summary  —  Implications of Being an Emerging Growth Company.”
Failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our business and the value of our common stock.
We are obligated to maintain proper and effective internal control over financial reporting, including the internal control evaluation and certification requirements of Section 404 of the Sarbanes-Oxley Act (“Section 404”). Our independent registered public accounting firm will not be required to formally attest to the effectiveness of our internal control overfinancial reporting until the date we are no longer an emerging growth company under the JOBS Act or until we become an “accelerated filer” under Rule 12b-2 of the Exchange Act. Accordingly, our internal controls over financial reporting do not currently meet all of the standards contemplated by Section 404 that we will eventually be required to meet. Specifically, we are required to conduct annual management assessments of the effectiveness of our internal controls over financial reporting.

Our internal control over financial reporting may not prevent or detect misstatements because of its inherent limitations, including the possibility of human error, the circumvention or overriding of controls, or fraud. Even effective internal controls can provide only reasonable assurance with respect to the preparation and fair presentation of financial statements. If we fail to maintain the adequacy of our internal controls, including any failure to implement required new or improved controls, or if we experience difficulties in their implementation, our business and operating results could be harmed and we could fail to meet our financial reporting obligations.
Risks Related to Our Investments
Our investments are very risky and highly speculative.
We invest primarily in senior secured term loans and other senior debt obligations and may on occasion invest in second lien loans issued by high growth-potential companies. We also have and continue to expect to acquire warrants and other equity securities from portfolio companies in connection with our investments in loans to these companies. We invest primarily in secured loans made to companies whose debt has generally not been rated by any rating agency, although we would expect such debt, if rated, to fall below investment grade. Securities rated below investment grade are often referred to as “high yield” securities and “junk bonds,” and are considered “high risk” and speculative in nature compared to debt instruments that are rated investment grade.
Senior Secured Loans.   There is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. In some circumstances, our liens on the collateral securing our loans could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be compelled to enforce our remedies.
Second Lien Secured Loans.   In structuring our loans, we may subordinate our security interest in certain assets of a borrower to another lender, usually a bank. In these situations, all of the risks identified above in Senior Secured Loans would be true and additional risks inherent in holding a junior security position would also be present, including, but not limited to those outlined below in the risk factor titled “Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.”
Equity Investments.   When we invest in secured loans, we may acquire equity securities as well, including warrants. In addition, we may also, on a limited basis, invest directly in the equity securities of portfolio companies. The equity interests we receive may not appreciate in value and may in fact decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.
In addition, investing in high growth-potential, private companies involves a number of significant risks, including the following:
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they may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold. This failure to meet obligations may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

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they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions, market conditions, and general economic downturns;

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they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

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they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion, or maintain their competitive position. In addition, our executive officers, directors and Runway Growth Capital may, in the ordinary course of business, be named as defendants in litigation arising from the investments in our portfolio companies; and

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they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding debt upon maturity.

Venture lenders, in general, focus on a limited set of key financial performance metrics, including minimum liquidity, performance to plan, and investor abandonment, in lieu of a full set of financial performance covenants that do not meaningfully assess the risk of companies at the stage of development of companies in which venture lenders typically invest. As such, many of our loans could be considered covenant-lite by traditional lending standards. We use the term “covenant-lite” loans to refer generally to loans that do not require a borrower to comply with financial maintenance covenants. Generally, covenant-lite loans permit borrowers more opportunity to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following certain actions of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, because we make and have exposure to covenant-lite loans, we may have less protection from borrower actions and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Investing in high growth-potential, private companies involves a high degree of risk, and our financial results may be affected adversely if one or more of our significant portfolio investments defaults on its loans or fails to perform as we expect.
We expect that our portfolio will continue to consist primarily of debt investments in privately-owned companies, and to a lesser extent equity investments in privately-owned companies. Investing in these companies involves a number of significant risks. Typically, the debt in which we intend to invest will not be initially rated by any rating agency; however, we believe that if such investments were rated, they would generally be below investment grade. Securities rated below investment grade are often referred to as “high yield” securities and “junk bonds,” and are considered “high risk” and speculative in nature compared to debt instruments that are rated investment grade. Compared to larger publicly owned companies, these companies may be in a weaker financial position and may experience wider variations in their operating results, which may make them more vulnerable to economic downturns. Typically, these companies need more capital to compete; however, their access to capital is limited and their cost of capital is often higher than that of their competitors. Our portfolio companies face intense competition from larger companies with greater financial, technical, and marketing resources and their success typically depends on the managerial talents and efforts of an individual or a small group of persons. Therefore, the loss of any of its key employees could affect a portfolio company’s ability to compete effectively and harm its financial condition. Further, some of these companies conduct business in regulated industries that are susceptible to regulatory changes, resulting in increased compliance measures and possibly more susceptibility to regulatory breaches or violations. These factors could impair the cash flow of our portfolio companies and result in other events, such as bankruptcy. These events could limit a portfolio company’s ability to repay its obligations to us, which may have an adverse effect on the return on, or the recovery of, our investment in these businesses. Deterioration in a borrower’s financial condition and prospects may be accompanied by deterioration in the value of the loan’s collateral.
Some of these companies cannot obtain financing from public capital markets or from traditional credit sources, such as commercial banks. Accordingly, the loans we make to these types of companies pose a higher default risk than loans made to companies that have access to traditional credit sources.
An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies and a greater vulnerability to economic downturns.
We invest primarily in high growth-potential, privately held companies. Investments in private companies pose certain additional risks as compared to investments in public companies, including that they:
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have reduced access to the capital markets, resulting in diminished capital resources and ability to withstand financial distress;

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may have limited financial resources and may be unable to meet their obligations under their debt obligations that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment;

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may have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

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are more likely to depend on the management talents and efforts of a small group of persons and, therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on the company and, in turn, on us; and

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generally have less predictable operating results, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position.

If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments.
In addition, limited public information generally exists about private companies and these companies may not have third-party credit ratings or audited financial statements subject to public accounting standards or otherwise. We must therefore rely on the ability of Runway Growth Capital’s investment team to obtain adequate financial or other information to evaluate the potential returns from investing in these companies. Furthermore, private companies and their financial information will not generally be subject to the Sarbanes-Oxley Act and other rules that govern public companies. If we are unable to uncover all material information about these companies through our diligence and underwriting process, we may not make a fully informed investment decision. This could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.
Our portfolio companies may have limited operating histories and financial resources.
Our portfolio consists of investments in companies that may have relatively limited operating histories. Generally, limited public information exists about these companies, and we are required to rely on the ability of Runway Growth Capital’s investment team to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. These companies may be particularly vulnerable to U.S. economic downturns and may have limited access to capital. These companies also frequently have less diverse product lines and a smaller market presence than larger competitors and may experience substantial variations in operating results. These companies may face intense competition, including from companies with greater financial, technical, operational and marketing resources, and typically depend upon the expertise and experience of a single individual executive or a small management team. Our success depends, in large part, upon the abilities of the key management personnel of our portfolio companies, who are responsible for the day-to-day operations of our portfolio companies. Competition for qualified personnel is intense at any stage of a company’s development, but even more so at the growth stage of the companies we typically invest in. The loss of one or more key managers can hinder or delay a company’s implementation of its business plan and harm its financial condition. Our portfolio companies may not be able to attract and retain qualified managers and personnel, which could negatively affect our investment returns.
In addition, our existing and future portfolio companies may compete with each other for investment or business opportunities and the success of one could negatively impact the other. Furthermore, some of our portfolio companies do business in regulated industries and could be affected by changes in government regulation. Accordingly, these factors could impair their cash flow or result in other events, such as bankruptcy, which could limit their ability to repay their obligations to us, and may materially and adversely affect the return on, or the recovery of, our investment. As a result, we may lose our entire investment in any of our portfolio companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.
We invest primarily in senior secured loans made to high growth-potential private companies but, on occasion may make second lien loans to portfolio companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or in some cases senior to, the debt in which we invest. By their terms, such debt instruments may entitle these debt holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization, or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying senior creditors, a portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization, or bankruptcy of the relevant portfolio company. In the case of second lien loans that we make to portfolio companies, we would not recover any of our principal amount of the loan until the first lien holder is fully repaid, which would likely result in us recovering less or no amounts due on our loan and, in turn, could have a material adverse effect on our operations and financial condition.
There may be circumstances in which our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.
Even though we intend to structure most of our debt investments as secured loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, and based upon principles of equitable subordination as defined by existing case law, a bankruptcy court could subordinate all or a portion of our claim to that of other creditors and transfer any lien securing such subordinated claim to the bankruptcy estate. The principles of equitable subordination defined by case law have generally indicated that a claim may be subordinated only if its holder is guilty of misconduct or where the senior loan is re-characterized as an equity investment and the senior lender has actually provided significant managerial assistance to the bankrupt debtor. In our case, we may, if requested to do so, provide managerial assistance to our portfolio companies. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance or actions to compel and collect payments from the borrower outside the ordinary course of business.
Second priority liens on collateral securing loans that we make to our portfolio companies may be subject to control by senior creditors with first priority liens. If there is a default, the value of the collateral may not be sufficient to repay in full both the first priority creditors and us.
Certain loans that we make will be secured by a second priority security interest in the same collateral pledged by a portfolio company to secure senior debt owed by the portfolio company to commercial banks or other traditional lenders. Often the senior lender has procured covenants from the portfolio company prohibiting the incurrence of additional secured debt without the senior lender’s consent. Prior to and as a condition of permitting the portfolio company to borrow money from us secured by the same collateral pledged to the senior lender, the senior lender may require assurances that it will control the disposition of any collateral in the event of bankruptcy or other default. In many such cases, the senior lender will require us to enter into an intercreditor agreement prior to permitting the portfolio company to borrow from us. Typically the intercreditor agreements we will be requested to execute will expressly subordinate our debt instruments to those held by the senior lender and further provide that the senior lender will control: (1) the commencement of foreclosure or other proceedings to liquidate and collect on the collateral; (2) the nature, timing, and conduct of foreclosure or other collection proceedings; (3) the amendment of any collateral document; (4) the release of the security interests in respect of any collateral; and (5) the waiver of defaults under any security agreement. Because of the control we may cede to senior lenders under intercreditor agreements we may enter, we may be unable to realize the proceeds of any collateral securing some of our loans.
We may be subject to risks associated with our investments in covenant-lite loans.
Venture lenders, in general, focus on a limited set of key financial performance metrics, including minimum liquidity, performance to plan, and investor abandonment, in lieu of a full set of financial performance covenants that do not meaningfully assess the risk of companies at the stage of development of companies in which venture lenders typically invest. As such, many of our loans could be considered covenant-lite by traditional lending standards. We have made and may in the future make or obtain significant exposure to covenant-lite loans, which generally are loans that do not require a borrower to comply with financial maintenance covenants, and may not include terms that allow the lender to monitor the financial performance of the borrower, including financial ratios, and declare a default if certain financial criteria are breached. While these loans may still contain other collateral protections, a covenant-lite loan may carry more risk than a covenant-heavy loan made by the same borrower as it does not require the borrower to provide affirmation that certain specific financial tests have been satisfied on a routine basis as is generally required under a covenant-heavy loan agreement. Generally, covenant-lite loans permit borrowers more opportunity to negatively impact lenders because their covenants, if any, tend to be incurrence-based, which means they are only tested and can only be breached following certain actions of the borrower, rather than by a deterioration in the borrower’s financial condition. Our investment in or exposure to a covenant-lite loan may potentially hinder our ability to reprice credit risk associated with the issuer and reduce our ability to restructure a problematic loan and mitigate potential loss. As a result, our exposure to losses may be increased, which could result in an adverse impact on our revenues, net income and net asset value.
The lack of liquidity in our investments may adversely affect our business.
We typically invest in companies whose securities are not publicly traded, and whose securities will be subject to restrictions on resale or will otherwise be less liquid than publicly traded securities. There is no established trading market for the securities in which we invest. The illiquidity of these investments may make it difficult for us to sell these investments when desired. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded these investments. As a result, we do not expect to achieve liquidity in our investments in the near-term and, in particular, with respect to the equity securities we acquire in our portfolio companies. Our investments are typically subject to contractual or legal restrictions on resale or are otherwise illiquid because there is no established trading market for such investments. The illiquidity of our investments may make it difficult for us to dispose of them at a favorable price or at all, and we may suffer losses as a result.
Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.
Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to: (1) increase or maintain in whole or in part our equity ownership percentage; (2) exercise warrants, options, or convertible securities that were acquired in the original or a subsequent financing; or (3) attempt to preserve or enhance the value of our investment. However, we may elect not to make follow-on investments or lack sufficient funds to make those investments. We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment or may result in a missed opportunity for us to increase our participation in a profitable or successful portfolio company. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we do not want to increase our concentration of risk, we prefer other investment opportunities, we are subject to BDC requirements that would prevent such follow-on investments, or the follow-on investment would affect our qualification as a RIC.
Our portfolio may lack diversification among portfolio companies, which subjects us to a risk of significant loss if one or more of these companies default on their repayment obligations under any of their debt instruments.
Our portfolio may hold a limited number of portfolio companies. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and our investments may be concentrated in relatively few companies. As our portfolio is less diversified than the portfolios of some larger funds, we are more susceptible to failure if a single loan fails. As a result, if a significant loan fails to perform as expected, our business, financial condition, results of operations and cash flows could be more negatively affected and the magnitude of the loss could be more significant than if we had made smaller investments in more companies. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.

Our portfolio may be concentrated in a limited number of industries, which will subject us to a risk of significant loss if there is a downturn in a particular industry in which a number of our investments are concentrated.
Our portfolio is concentrated in a limited number of industries. We invest primarily in companies focused in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high growth industries. A downturn in any particular industry in which we are invested could significantly impact the aggregate returns we realize. As our portfolio may be less diversified than the portfolios of other investment vehicles, we may be more susceptible to losses if a single loan is not repaid. Similarly, the aggregate returns we realize may be significantly adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment.
Our portfolio may lack diversification among our Sponsored Growth Lending and Non-Sponsored Growth Lending strategies and among sponsors within the Sponsored Growth Lending strategy.
Our objective is to build a balanced portfolio with diversification among sponsored and non-sponsored transactions diversification among sponsors within the Sponsored Growth Lending strategy, diversification among industry, geography, and stage of development, which we believe will contribute to a favorable risk adjusted return for the portfolio viewed as a whole. As we build our portfolio to scale, the effects of our sponsored and non-sponsored diversification strategy on yield and other metrics may not be fully evident, and the impact of various weightings may be more pronounced from period to period until we achieve greater scale in our portfolio. As a result, we may not achieve favorable risk adjusted returns for the portfolio viewed as a whole when diversification is lacking.
We may be subject to risks associated with our investments in life sciences-related companies.
Our life sciences portfolio consists primarily of companies that commercialize and integrate products in life sciences-related industries, including biotechnology, drug discovery, drug delivery, bioinformatics and medical devices. There are risks in investing in companies that target life sciences-related industries, including, but not limited to, the uncertainty of timing and results of clinical trials to demonstrate the safety and efficacy of products; failure to obtain any required regulatory approval of products; failure to develop manufacturing processes that meet regulatory standards; competition, in particular from companies that develop rival products; and the ability to protect proprietary technology. Adverse developments in any of these areas may adversely affect the value of our life sciences portfolio.
This life sciences industry is dominated by large multinational corporations with substantial greater financial and technical resources than generally will be available to our portfolio companies. Such large corporations may be better able to adapt to the challenges presented by continuing rapid and major scientific, regulatory and technological changes as well as related changes in governmental and third-party reimbursement policies.
Within the life sciences industry, the development of products generally is a costly and time-consuming process. Many highly promising products ultimately fail to prove to be safe and effective. There can be no assurance that the research or product development efforts of our portfolio companies or those of their collaborative partners will be successfully completed, that specific products can be manufactured in adequate quantities at an acceptable cost and with appropriate quality, or that such products can be successfully marketed or achieve customer acceptance. There can be no assurance that a product will be relevant and/or be competitive with products from other companies following the costly, time-consuming process of its development.
The research, development, manufacturing, and marketing of products developed by some life sciences companies are subject to extensive regulation by numerous government authorities in the United States and other countries. There can be no assurance that products developed by the portfolio companies will ever be approved by such governmental authorities.
Many life sciences portfolio companies will depend heavily upon intellectual property for their competitive position. There can be no assurance that the portfolio companies will be able to obtain patents for key inventions. Moreover, within the life sciences industry, patent challenges are frequent. Even if patents held by the portfolio companies are upheld, any challenges thereto may be costly and distracting to the portfolio companies’ management.

Some of the life sciences portfolio companies will be at least partially dependent for their success upon governmental and third-party reimbursement policies that are under constant review and are subject to change at any time. Any such change could adversely affect the viability of one or more portfolio companies.
Technology-related sectors, including those involving data processing and outsourced services, in which we invest are subject to many risks, including volatility, intense competition, decreasing life cycles, product obsolescence, changing consumer preferences and periodic downturns.
A number of the companies in which we invest operate in technology-related sectors. The revenue, income (or losses) and valuations of technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of products and some services provided by technology-related sectors have historically decreased over their productive lives. As a result, the average selling prices of products and services offered by our portfolio companies that operated in technology-related sectors may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any securities that we may hold. This could, in turn, materially adversely affect our business, financial condition and results of operations.
Any of our portfolio companies operating in the healthcare information and services industry are subject to extensive government regulation and certain other risks particular to that industry.
Our portfolio companies may be subject to extensive regulation by U.S. and foreign federal, stated and/or local agencies. Our healthcare information and services portfolio companies provide technology to companies that are subject to extensive regulation, including Medicare and Medicaid payment rules and regulation, the False Claims Act and federal and state laws regarding the collection, use and disclosure of patient health information and the storage handling and administration of pharmaceuticals. Changes in existing laws, rules or regulations, or judicial or administrative interpretations, or new laws, rules or regulations could have an adverse impact on the business and industries of our portfolio companies. In addition, changes in government priorities or limitations on government resources could also adversely impact our portfolio companies. If any of our portfolio companies or the companies to which they provide such technology fail to comply with applicable regulations, they could be subject to significant penalties and claims that could materially and adversely affect their operations. Portfolio companies in the healthcare information and services industry are also subject to the risk that changes in applicable regulations will render their technology obsolete or less desirable in the marketplace. We are unable to predict whether any such changes in laws, rules or regulations will occur and, if they do occur, the impact of these changes on our portfolio companies and our investment returns.
Portfolio companies in the healthcare information and services industry may also have a limited number of suppliers of necessary components or a limited number of manufacturers for their products, and therefore face a risk of disruption to their manufacturing process if they are unable to find alternative suppliers when needed. Any of these factors could materially and adversely affect the operations of a portfolio company in this industry and, in turn, impair our ability to timely collect principal and interest payments owed to us.
The semiconductor industry is subject to many risks, including intense competition, volatility, and increasing costs and complexity of research and development.
A number of the companies in which we invest operate in the semiconductor industry. The semiconductor industry is highly cyclical and is characterized by constant and rapid technological change, price erosion, evolving standards, short product life cycles and wide fluctuations in product supply and demand. Any future downturns may result in diminished product demand, production overcapacity, high inventory levels and accelerated erosion of average selling prices for our portfolio companies. Furthermore, any upturn in the semiconductor industry could result in increased competition for access to third-party foundry and assembly capacity for our portfolio companies. Our portfolio companies are dependent on the availability of this capacity to manufacture and assemble all of their products. These risks that our portfolio companies face could, in turn, materially adversely affect our business, financial condition and results of operations.
The internet retail industry is subject to many risks and is highly competitive.
A number of the companies in which we invest operate in the internet retail industry. The internet retail industry is highly competitive. This competition is increasingly intense as a number of internet-based retailers have started and failed in recent years. Competitors include larger companies than the portfolio companies in which we invest, which, in particular, may have access to greater resources, may be more successful in the recruitment and retention of qualified employees which may give them a competitive advantage. In addition, actual or potential competitors may be strengthened through the acquisition of additional assets and interests. If our portfolio companies are unable to compete effectively or adequately respond to competitive pressures, this inability may materially adversely affect our results of operation and financial condition.
We may be subject to risks associated with our investments in the business services industry.
Portfolio companies in the business services sector are subject to many risks, including the negative impact of regulation, changing technology, a competitive marketplace and difficulty in obtaining financing. Portfolio companies in the business services industry must respond quickly to technological changes and understand the impact of these changes on customers’ preferences. Adverse economic, business, or regulatory developments affecting the business services sector could have a negative impact on the value of our investments in portfolio companies operating in this industry, and therefore could negatively impact our business and results of operations.
We may be subject to risks associated with our investments in the consumer services industry.
Portfolio companies in the consumer services sector are subject to many risks, including the negative impact of regulation, changing technology, a competitive marketplace, unpredictability in attracting new customers and difficulty in obtaining financing. Portfolio companies in the consumer services industry must respond quickly to technological changes and understand the impact of these changes on customers’ preferences. If a significant number of clients of our portfolio companies in the consumer services industry, or any one client to whom a portfolio company intends to provide a significant amount of services, were to terminate services, or reduce the amount of services purchased or fail to purchase additional services or delay payment of fees, the portfolio company’s results of operations may be negatively and materially affected. If the client retention rate of any our portfolio companies declines, the portfolio company’s revenue could decline unless it is able to obtain additional clients or alternate revenue sources. Additionally, adverse economic, business, or regulatory developments affecting the consumer services sector could have a negative impact on the value of our investments in portfolio companies operating in this industry, and therefore could negatively impact our business and results of operations.
We may be subject to risks associated with our investments in the software industry.
Portfolio companies in the software industry are subject to a number of risks. The revenue, income (or losses) and valuations of software and other technology-related companies can and often do fluctuate suddenly and dramatically. In addition, because of rapid technological change, the average selling prices of software products have historically decreased over their productive lives. As a result, the average selling prices of software offered by our portfolio companies may decrease over time, which could adversely affect their operating results and, correspondingly, the value of any securities that we may hold. Additionally, companies operating in the software industry are subject to vigorous competition, changing technology, changing client and end-consumer needs, evolving industry standards and frequent introductions of new products and services. Our portfolio companies in the software industry compete with several companies that operate in the global, regional and local software industries, and certain of those current or potential competitors may be engaged in a greater range of businesses, have a larger installed base of customers for their existing products and services or have greater financial, technical, sales or other resources than our portfolio companies do. Our portfolio companies may lose market share if their competitors introduce or acquire new products that compete with their software and related services or add new features to their products. Any of this could, in turn, materially adversely affect our business, financial condition and results of operations.
Because we generally do not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.
In some instances, we may control our portfolio companies or provide our portfolio companies with significant managerial assistance. However, although we may do so in the future, we typically do not hold controlling equity positions in our portfolio companies. Thus, we generally do not, and do not expect to, control the decision making in many of our portfolio companies. As a result, we are subject to the risk that a portfolio company in which we invest will make business decisions with which we disagree and the management of such company, as representatives of the holders of their common equity, will take risks or otherwise act in ways that do not serve our interests as debt investors. Due to the lack of liquidity of the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our interests as readily as we would like or at an appropriate valuation in the event we disagree with the actions of a portfolio company. As a result, a portfolio company may make decisions that would decrease the value of our investments.
Defaults by our portfolio companies will harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize a portfolio company’s ability to meet or satisfy its obligations under the loans we made to them. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms, which may include the waiver of certain financial covenants, with a defaulting portfolio company. In addition to the failure to recover loan amounts by a portfolio company in default, the additional expenses incurred to help recovery of loan amounts could materially and adversely affect our operating results and cash flow.
If our portfolio companies are unable to commercialize their technologies, products, business concepts or services, the returns on our investments could be adversely affected.
The value of our investments in our portfolio companies may decline if portfolio companies are not able to commercialize their technology, products, business concepts or services. Additionally, although some of our portfolio companies may already have a commercially successful product or product line at the time of our investment, information technology, e-commerce and life science products and services often have a more limited market or life span than products in other industries. Thus, the ultimate success of these companies often depends on their ability to continually innovate in increasingly competitive markets. If they are unable to do so, our investment returns could be adversely affected and their ability to service their debt obligations to us over the term of the loan could be impaired. Our portfolio companies may be unable to successfully acquire or develop any new products, and the intellectual property they currently hold may not remain viable. Even if our portfolio companies are able to develop commercially viable products, the market for new products and services is highly competitive and rapidly changing. Neither our portfolio companies nor we will have any control over the pace of technology development. Commercial success is difficult to predict, and failure of our portfolio companies to compete by developing and commercializing viable products could have a material adverse effect on our results of operations and financial condition.
If our portfolio companies are unable to protect their intellectual property rights, our business and prospects could be harmed, and if portfolio companies are required to devote significant resources to protecting their intellectual property rights, the value of our investment could be reduced.
Our future success and competitive position will depend in part upon the ability of our portfolio companies to obtain, maintain and protect proprietary technology used in their products and services. The intellectual property held by our portfolio companies often represents a substantial portion of the collateral securing our investments and/or constitutes a significant portion of the portfolio companies’ value and may be available in a downside scenario to repay our loans. Our portfolio companies rely, in part, on patent, trade secret, and trademark law to protect that technology, but competitors may misappropriate their intellectual property, and disputes as to ownership of intellectual property may arise. Portfolio companies may, from time to time, be required to institute litigation to enforce their patents, copyrights, or other intellectual property rights; protect their trade secrets; determine the validity and scope of the proprietary rights of others; or defend against claims of infringement. Such litigation could result in substantial costs and diversion of resources. Similarly, if a portfolio company is found to infringe or misappropriate a third party’s patent or other proprietary rights, it could be required to pay damages to the third party, alter its products or processes, obtain a license from the third party, and/or cease activities utilizing the proprietary rights, including making or selling products utilizing the proprietary rights. Any of the foregoing events could negatively affect both the portfolio company’s ability to service our debt investment and the value of any related debt and equity securities that we own, as well as any collateral securing our investment.

Any unrealized losses we experience on our loan portfolio may be an indication of future realized losses, which could reduce our income available for distribution.
As a BDC, we are required to carry our investments at market value or, if no market value is ascertainable, at the fair value as determined in good faith by our Board. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. Any unrealized losses in our loan portfolio could be an indication of a portfolio company’s inability to meet its repayment obligations to us with respect to the affected loans. This could result in realized losses in the future and ultimately in reductions of our income available for distribution in future periods.
Prepayments of our debt investments by our portfolio companies could adversely impact our results of operations and reduce our return on equity.
We are subject to the risk that the investments we make in our portfolio companies may be repaid prior to maturity. When this occurs, we will generally reinvest these proceeds in temporary investments, pending future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the yields of the loans being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was previously prepaid by a portfolio company. As a result, our results of operations could be materially adversely affected if any of our portfolio companies elect to prepay amounts owed to us. Additionally, prepayments of loans made to portfolio companies could negatively impact our return on equity.
Our investments in leveraged portfolio companies may be risky, and you could lose all or part of your investment.
Some of our portfolio companies may be highly leveraged, which may have adverse consequences to these companies and to us as an investor. These companies may be subject to restrictive financial and operating covenants and the leverage may impair these companies’ ability to finance their future operations and capital needs. As a result, these companies’ flexibility to respond to changing business and economic conditions and to take advantage of business opportunities may be limited. Further, a leveraged company’s income and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used. Leveraged companies may enter into bankruptcy proceedings at higher rates than companies that are not leveraged.
We may not realize gains from our equity investments.
Investments in equity securities involve a number of significant risks, including the risk of further dilution as a result of additional issuances, inability to access additional capital and failure to pay current distributions. Investments in preferred securities involve special risks, such as the risk of deferred distributions, credit risk, illiquidity restraining our ability to transfer or sell such securities and limited voting rights. In addition, we may from time to time make non-control, equity investments in portfolio companies. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests. We will sometimes seek puts or similar rights to give us the right to sell our equity securities back to the portfolio company issuer. We may be unable to exercise these put rights for the consideration provided in our investment documents if the issuer is in financial distress.
We may expose ourselves to risks if we engage in hedging transactions.
If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, credit default swaps, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions increase. It may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.
Risks Related to Our Conflicts of Interest
There are significant potential conflicts of interest that could impact our investment returns.
Mr. Spreng currently serves as Managing Partner of Crescendo Ventures IV, LLC, which he co-founded in 1998 as a venture capital firm focused on early-stage investments in the technology, digital media and technology-enabled service markets. In addition, our executive officers and directors, as well as the current and future members of Runway Growth Capital, may serve as officers, directors or principals of other entities that operate in the same or a related line of business as we do. Accordingly, they may have obligations to investors in those entities, the fulfillment of which obligations may not be in the best interests of us or our stockholders. However, Runway Growth Capital’s core investment team does not have a present intent to advise or manage another BDC with an investment strategy that is substantially similar to our investment strategy.
In the course of our investing activities, we pay management and incentive fees to Runway Growth Capital and reimburse our Administrator for certain expenses incurred. As a result, investors in our common stock invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of Runway Growth Capital will have interests that differ from those of our stockholders, giving rise to a conflict.
We entered into the License Agreement with Runway Growth Capital pursuant to which Runway Growth Capital has granted us a personal, non-exclusive, royalty-free right and license to use the name “Runway Growth Finance.” Under the License Agreement, we have the right to use the “Runway Growth Finance” name for so long as Runway Growth Capital or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Runway Growth Finance” name.
In addition, we pay our Administrator, a wholly-owned subsidiary of Runway Growth Capital, our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including rent, the fees and expenses associated with performing compliance functions. These arrangements may create conflicts of interest that our Board must monitor.
Our strategic relationship with Oaktree may create conflicts of interest.
As of June 30, 2021, OCM Growth owned approximately 57% of our outstanding common stock. OCM Growth, which is managed by Oaktree, has purchased 18,763,829 shares of our common stock for an aggregate purchase price of $280.9 million as of June 30, 2021. Pursuant to an irrevocable proxy, the shares of our common stock held by OCM Growth must be voted in the same manner that our other stockholders vote their shares. OCM Growth has a right to nominate a member of our Board for election for so long as OCM Growth holds shares of our common stock in an amount equal to, in the aggregate, at least one-third (33.33%) of OCM Growth’s initial $125 million capital commitment, which percentage shall be determined based on the dollar value of the shares of common stock owned by OCM Growth. OCM Growth holds the right to appoint a nominee to the Board, subject to the conditions previously described, regardless of the Company's size (e.g., assets under management or market capitalization) or the beneficial ownership interests of other stockholders. Further, to the extent OCM Growth's share ownership falls below one-third of its initial $125 million capital commitment under any circumstances, OCM Growth will no longer have the right to appoint a director nominee and will use reasonable efforts to cause such nominee to resign immediately (subject to his or her existing fiduciary duties). Brian Laibow serves on our Board as OCM Growth’s director nominee and is considered an interested director.

In addition, OCM Growth owns a minority interest in Runway Growth Capital and has the right to appoint a member of Runway Growth Capital’s board of managers as well as a member of Runway Growth Capital’s Investment Committee. Mr. Laibow serves on Runway Growth Capital’s board of managers and investment committee on behalf of OCM Growth. See “Related Party Transactions and Certain Relationships.”
Mr. Laibow is Co-Head of North America & Managing Director Opportunities Funds at Oaktree and we expect that he will continue to engage in investment advisory activities for Oaktree, which could result in a conflict of interest and may distract him from his responsibilities to us and Runway Growth Capital. As a result of the relationship with Oaktree and OCM, we are presumed to be an affiliate of Oaktree and OCM Growth under the 1940 Act. As a result, we are not able to invest in the same portfolio companies in which any funds managed by Oaktree or OCM Growth invest without seeking exemptive relief from the SEC.
Runway Growth Capital’s liability is limited under the Advisory Agreement and we have agreed to indemnify Runway Growth Capital against certain liabilities, which may lead Runway Growth Capital to act in a riskier manner on our behalf than it would when acting for its own account.
Under the Advisory Agreement, Runway Growth Capital has not assumed any responsibility to us other than to render the services called for under that agreement. It is not responsible for any action of our Board in following or declining to follow Runway Growth Capital’s advice or recommendations. Under the Advisory Agreement, Runway Growth Capital and its professionals and any person controlling or controlled by Runway Growth Capital are not liable to us, any subsidiary of ours, our directors, our stockholders or any subsidiary’s stockholders or partners for acts or omissions performed in accordance with and pursuant to the Advisory Agreement, except those resulting from acts constituting gross negligence, willful misfeasance, bad faith or reckless disregard of the duties that Runway Growth Capital owes to us under the Advisory Agreement. In addition, as part of the Advisory Agreement, we will indemnify Runway Growth Capital and its professionals from and against any claims or liabilities, including reasonable legal fees and other expenses reasonably incurred, arising out of or in connection with our business and operations or any action taken or omitted on our behalf pursuant to authority granted by the Advisory Agreement, except where attributable to gross negligence, willful misfeasance, bad faith or reckless disregard of such person’s duties under the Advisory Agreement.
There is a risk that our stockholders may not receive any distributions or that our distributions may not grow over time.
We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a BDC, we may be limited in our ability to make distributions. See “Regulation.”
The valuation process for certain of our investments may create a conflict of interest.
For the majority of our investments, no market-based price quotation is available. As a result, our Board determines the fair value of these securities in good faith as described in “— Our portfolio securities may not have a readily available market price and, in such a case, we will value these securities at fair value as determined in good faith under procedures adopted by our Board, which valuation is inherently subjective and may not reflect what we may actually realize for the sale of the investment.” In connection with that determination, Runway Growth Capital’s investment team provides our Board with valuation recommendations based upon the most recent and available information, which generally includes industry outlook, capitalization, financial statements and projected financial results of each portfolio company. Our Board utilizes the services of certain third-party valuation firms to aid it in determining the fair value of these investments. The Board discusses valuations and determines the fair value in good faith based on the input of Runway Growth Capital, the Audit Committee of the Board and the applicable third-party valuation firm. The participation of Runway Growth Capital’s investment team in our valuation process, and the pecuniary interest in Runway Growth Capital by certain members of our Board, could result in a conflict of interest as Runway Growth Capital’s base management fee is based, in part, on the value of our average adjusted gross assets, and Runway Growth Capital’s incentive fee is based, in part, on realized gains and realized and unrealized losses.
We may pay our Adviser an incentive fee on certain investments that include a deferred interest feature.
We underwrite our loans to generally include an end-of-term payment, a PIK interest payment and/or OID. Our end-of-term payments are contractual and fixed interest payments due at the maturity date of the loan, including upon prepayment, and are generally a fixed percentage of the original principal balance of the loan. The portion of our end-of-term payments which equal the difference between our yield-to-maturity and the stated interest rate on the loan are recognized as non-cash income or OID until they are paid. In addition, in connection with our equity-related investments, we may be required to accrue OID which decreases the balance on our secured loans by an amount equal to the value of the warrant investment we receive in connection with the applicable secured loan over its lifetime. Under these types of investments, we accrue interest during the life of the loan on the end-of-term payment, PIK interest payment and/or OID but do not receive the cash income from the investment until the end of the term. However, our Pre-Incentive Fee Net Investments, which is used to calculate the income portion of our incentive fee, includes accrued interest. Thus, a portion of this incentive fee is based on income that we have not yet received in cash, such as an end-of-term payment, a PIK interest payment and/or OID.
Risks Related to RIC Tax Treatment
We will be subject to U.S. federal corporate-level income tax if we are unable to qualify as a RIC.
Although we have elected to be treated as a RIC under Subchapter M of the Code, no assurance can be given that we will be able to qualify as and maintain our qualification as a RIC. To maintain our tax treatment as a RIC, we must meet the following source-of-income, asset diversification, and distribution requirements.
The income source requirement will be satisfied if we obtain at least 90% of our gross income for each year from dividends, interest, foreign currency, payments with respect to loans of certain securities, gains from the sale of stock or other securities, net income from certain “qualified publicly traded partnerships,” or similar sources.
The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of our qualification as a RIC. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses. We may have difficulty satisfying the diversification requirement during our ramp-up phase until we have a portfolio of investments. In addition, to the extent that we call capital to meet the asset diversification requirements and are unable to deploy such capital into income-earning investments, we may not achieve our expected operating results.
The annual distribution requirement will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any (the “Annual Distribution Requirement”). Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for tax treatment as a RIC. If we fail to qualify as a RIC for any reason and therefore become subject to corporate-level federal U.S. income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions.
We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.
For U.S. federal income tax purposes, we will include in our taxable income certain amounts that we have not yet received in cash, such as OID, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual PIK interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such OID or increases in loan balances as a result of contractual PIK arrangements will be included in our taxable income before we receive any corresponding cash payments. We also may be required to include in our taxable income certain other amounts that we will not receive in cash.
Since, in certain cases, we may recognize taxable income before or without receiving corresponding cash payments, we may have difficulty meeting the Annual Distribution Requirement necessary to maintain our qualification as a RIC. Accordingly, to satisfy our RIC distribution requirements, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or forgo new investment opportunities. If we are not able to obtain cash from other sources, we may fail to qualify for tax treatment as a RIC and thus become subject to corporate-level income tax. For additional discussion regarding the tax implications of our election to be taxed as a RIC, please see “Certain U.S. Federal Income Tax Considerations.”
Due to the COVID-19 pandemic or other disruptions in the economy, we may not be able to increase our dividends and may reduce or defer our dividends and choose to incur U.S. federal excise tax in order preserve cash and maintain flexibility.
As a BDC, we are not required to make any distributions to stockholders other than in connection with our election to be taxed as a RIC under subchapter M of the Code. In order to maintain our tax treatment as a RIC, we must distribute to stockholders for each taxable year at least 90% of our investment company taxable income (i.e., net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses). If we qualify for taxation as a RIC, we generally will not be subject to corporate-level US federal income tax on our investment company taxable income and net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) that we timely distribute to stockholders. We will be subject to a 4% U.S. federal excise tax on undistributed earnings of a RIC unless we distribute each calendar year at least the sum of (i) 98.0% of our net ordinary income for the calendar year, (ii) 98.2% of our capital gain net income for the one-year period ending on October 31 of the calendar year, and (iii) any net ordinary income and capital gain net income that we recognized for preceding years, but were not distributed during such years, and on which we paid no corporate-level U.S. federal income tax.
Under the Code, we may satisfy certain of our RIC distributions with dividends paid after the end of the current year. In particular, if we pay a distribution in January of the following year that was declared in October, November, or December of the current year and is payable to stockholders of record in the current year, the dividend will be treated for all US federal tax purposes as if it were paid on December 31 of the current year. In addition, under the Code, we may pay dividends, referred to as “spillover dividends,” that are paid during the following taxable year that will allow us to maintain our qualification for taxation as a RIC and eliminate our liability for corporate-level U.S. federal income tax. Under these spillover dividend procedures, we may defer distribution of income earned during the current year until December of the following year. For example, we may defer distributions of income earned during 2020 until as late as December 31, 2021. If we choose to pay a spillover dividend, we will incur the nondeductible 4% U.S. federal excise tax on some or all of the distribution.
Due to the COVID-19 pandemic or other disruptions in the economy, we may take certain actions with respect to the timing and amounts of our distributions in order to preserve cash and maintain flexibility. For example, we may not be able to increase our dividends. In addition, we may reduce our dividends and/or defer our dividends to the following taxable year. If we defer our dividends, we may choose to utilize the spillover dividend rules discussed above and incur the nondeductible 4% U.S. federal excise tax on such amounts. To further preserve cash, we may combine these reductions or deferrals of dividends with one or more distributions that are payable partially in our stock as discussed below under “— We may choose to pay distributions in our own stock, including in connection with our Dividend Reinvestment Plan, in which case you may be required to pay U.S. federal income tax in excess of the cash you receive.”
We may choose to pay distributions in our own stock, including in connection with our Dividend Reinvestment Plan, in which case you may be required to pay U.S. federal income tax in excess of the cash you receive.
We may distribute taxable distributions that are payable in cash or shares of our common stock, including in connection with our Dividend Reinvestment Plan, at the election of each stockholder. Under certain applicable provisions of the Code and published Internal Revenue Service guidance, distributions payable from a publicly offered RIC that are payable in cash or in shares of stock at the election of stockholders may be treated as taxable distributions. The IRS has issued a revenue procedure indicating that this rule will apply if the total amount of cash to be distributed is not less than 20% of the total distribution. Under this revenue procedure, if too many stockholders elect to receive their distributions in cash, the cash available for distribution must be allocated among the stockholders electing to receive cash (with the balance of the distribution paid in shares of our common stock). If we decide to make any distributions consistent with this revenue procedures that are payable in part in shares of our common stock, taxable stockholders receiving such distributions will be required to include the full amount of the distribution (whether received in cash, stock or a combination thereof) as ordinary income (or as long-term capital gain to the extent such distribution is properly reported as a capital gain distribution) to the extent of our current and accumulated earnings and profits for U.S. federal income tax purposes. As a result, a U.S. stockholder may be required to pay U.S. federal income tax with respect to such distributions in excess of any cash received. If a U.S. stockholder sells the stock it receives as a distribution in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the distribution, depending on the net asset value of our stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. federal tax with respect to such distributions, including in respect of all or a portion of such distribution that is payable in stock. In addition, if a significant number of our stockholders sell shares of our common stock in order to pay U.S. federal income taxes owed on distributions, it may put downward pressure on the net asset value of our common stock.
For any period that we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, U.S. stockholders that are individuals, trusts or estates will be taxed as though they received a distribution of some of our expenses.
A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We currently do not qualify as a publicly offered RIC; we may qualify as a publicly offered RIC for future taxable years. For any period that we are not a publicly offered RIC, a U.S. non-corporate stockholder’s allocable portion of our affected expenses, including our management fees, is treated as an additional distribution to the stockholder and will be deductible by such stockholder only to the extent permitted under the limitations described below. In particular, these expenses, which are “miscellaneous itemized deductions”, are not currently deductible by an individual or other non-corporate stockholder (and, beginning in 2026, will be deductible only to the extent they exceed 2% of such a stockholder’s adjusted gross income, and are not deductible for alternative minimum tax purposes).
Risks Related to an Investment in Our Common Stock
Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price of shares of our common stock will not decline following the offering.
We have applied to have our common stock approved for listing on the Nasdaq Global Select Market under the symbol “RWAY”. We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that the trading market can be sustained. In addition, we cannot predict the prices at which our common stock will trade. The offering price for our common stock will be determined through our negotiations with the underwriters and may not bear any relationship to the market price at which it may trade after this offering. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and commissions and related offering expenses. Also, shares of closed-end investment companies, including BDCs, frequently trade at a discount from their net asset value and our stock may also be discounted in the market. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share of common stock may decline. We cannot predict whether our common stock will trade at, above or below net asset value. The risk of loss associated with this characteristic of closed-end management investment companies may be greater for investors expecting to sell shares of common stock purchased in the offering soon after the offering. In addition, if our common stock trades below its net asset value, we will generally not be able to sell additional shares of our common stock to the public at its market price without first obtaining the approval of a majority of our stockholders (including a majority of our unaffiliated stockholders) and our independent directors for such issuance.
Our common stock may trade below our net asset value per share, which limits our ability to raise additional equity capital.
If our common stock is trading below our net asset value per share, we are not able to issue additional shares of our common stock at the market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If our common stock trades below our net asset value per share, the higher cost of equity capital may result in it being unattractive to raise new equity, which may limit our ability to grow. The risk of our common stock trading below our net asset value per share is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether shares of our common stock will trade above, at or below our net asset value per share.
A stockholder’s interest in us will be diluted if we issue additional shares, which could reduce the overall value of an investment in us.
Our stockholders do not have preemptive rights to purchase any shares we issue in the future. Our charter authorizes us to issue up to 100 million shares of common stock. Pursuant to our charter, a majority of our entire Board may amend our charter to increase the number of shares of common stock we may issue without stockholder approval. Our Board may elect to sell additional shares in the future or issue equity interests in private offerings. To the extent we issue additional equity interests at or below net asset value, your percentage ownership interest in us may be diluted. In addition, depending upon the terms and pricing of any additional offerings and the value of our investments, you may also experience dilution in the book value and fair value of your shares.
Under the 1940 Act, we generally are prohibited from issuing or selling our common stock at a price below net asset value per share, which may be a disadvantage as compared with certain public companies. We may, however, sell our common stock, or warrants, options, or rights to acquire our common stock, at a price below the current net asset value of our common stock if our Board and independent directors determine that such sale is in our best interests and the best interests of our stockholders, and our stockholders, including a majority of those stockholders that are not affiliated with us, approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our Board, closely approximates the fair value of such securities (less any distributing commission or discount). If we raise additional funds by issuing common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease and you will experience dilution.
Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.
Upon completion of this offering, we will have [•] shares of common stock outstanding (or [•] shares of common stock if the underwriters’ exercise their option to purchase additional shares of our common stock). The shares of common stock sold in the offering will be freely tradable without restriction or limitation under the Securities Act.
Prior to the consummation of this offering, 34,530,614 shares of our outstanding common stock, including 19,200,496 shares held by OCM Growth and certain of its affiliates are “restricted securities” under the meaning of Rule 144 promulgated under the Securities Act and may only be sold if such sale is registered under the Securities Act or exempt from registration, including the safe harbor provided under Rule 144. See “Shares Eligible for Future Sale.”
Each of our directors, executive officers and our shareholders have agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for a period of 180 days after the date of the prospectus, subject to certain exceptions as more fully described in “Shares Eligible for Future Sale.”
In addition, each of the directors, executive officers and certain shareholders are subject to additional transfer restrictions following the 180 day lock-up period (as described in more detail below). First, each of our directors and officers and certain shareholders have agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for an additional 185 days beginning immediately after the expiration of the 180 day lock-up period (365 days in total from the date of this prospectus), subject to certain exceptions as more fully described in “Shares Eligible for Future Sale” and “Underwriting.”
OCM Growth and certain of its affiliates, holding in the aggregate 19,200,496 shares, or 55.60%, of our common stock, have also agreed, without the consent of the Company, that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for an additional 270 days beginning immediately after the expiration of the 180 day lock-up period (450 days in total from the date of this prospectus), provided, however that (i) 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the first day following the expiration of the initial 180 day lock-up period, (ii) an additional 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the 90th day following the expiration of the initial 180 day lock-up period, (iii) an additional 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the 180th day following the expiration of the initial 180 day lock-up period, and (iv) the remaining 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the 270th day following the expiration of the initial 180 day lock-up period.
Certain other institutional shareholders holding in the aggregate approximately 27.23% of the outstanding shares of our common stock have agreed, without the consent of the Company, that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for an additional 185 days beginning immediately after the expiration of the 180 day lock-up period (365 days in total from the date of this prospectus), provided, however that (i) 33% of the shares of the Company’s common stock held by certain institutional shareholders prior to this offering will not be subject to any transfer restrictions on the first day following the expiration of the initial 180 day lock-up period, (ii) an additional 33% of the shares of the Company’s common stock held by certain institutional shareholders prior to this offering will not be subject to any transfer restrictions on the 90th day following the expiration of the initial 180 day lock-up period, and (iii) the remaining 33% of the shares of the Company’s common stock held by certain institutional shareholders prior to this offering will not be subject to any transfer restrictions on the 185th day following the expiration of the initial 180 day lock-up period.
The Company, in its sole discretion, may release the securities subject to any of the transfer restrictions described above, in whole or in part at any time during the subsequent restricted periods. For more information, see “Shares Eligible for Future Sale.”
Following this offering and the expiration of applicable lock-up periods with the underwriters and subsequent transfer restriction periods with the Company for our directors, officers and our stockholders holding in the aggregate all of the outstanding shares of our common stock, and subject to applicable securities laws, including Rule 144, sales of substantial amounts of our common stock, or the perception that such sales could occur, could adversely affect the prevailing market prices for our common stock. If these sales occur, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so. We cannot predict what effect, if any, future sales of securities, or the availability of securities for future sales, will have on the market price of our common stock prevailing from time to time.
Any purchases of our common stock under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.
OCM Growth, or an affiliate thereof, has indicated that it intends to adopt a 10b5-1 plan (the “10b5-1 Plan”) in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act, under which OCM Growth, or an affiliate thereof, may buy up to $15 million in the aggregate of our common stock in the open market during the period beginning 30 days after the closing of this offering and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of this offering, subject to certain pricing and market conditions. See “Related Party Transactions and Certain Relationships” for additional details regarding the terms and conditions of the 10b5-1 Plan. Whether purchases will be made pursuant to the 10b5-1 Plan and how many shares will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of our common stock or preventing a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market.
Certain provisions of our charter and actions of our Board could deter takeover attempts and have an adverse impact on the value of shares of our common stock.
Our charter, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third party from attempting to acquire us. Our Board is divided into three classes of directors serving staggered three-year terms. Our Board may, without stockholder action, authorize the issuance of shares in one or more classes or series, including shares of preferred stock; and our Board may, without stockholder action, amend our charter to increase the number of shares of our common stock, of any class or series, that we will have authority to issue. These anti-takeover provisions may inhibit a change of control in circumstances that could give the holders of shares of our common stock the opportunity to realize a premium over the value of shares of our common stock.
Provisions of the MGCL and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.
Under Maryland General Corporation Law (the “MGCL”) and our charter and bylaws contain provisions that may discourage, delay or make more difficult a change in control of us or the removal of our directors. We are subject to the Maryland Business Combination Act, subject to any applicable requirements of the 1940 Act. Our Board has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our Board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our Board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act (the “Control Share Act”) acquisitions of our stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Act, the Control Share Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such a transaction. The SEC staff has rescinded its position that, under the 1940 Act, an investment company may not avail itself of the Control Share Act. As a result, we will amend our bylaws to be subject to the Control Share Act only if our Board determines it would be in our best interests.
We have also adopted measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our Board in three classes serving staggered three-year terms, and authorizing our Board to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, to amend our bylaws without stockholder approval and to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.
Investing in our common stock involves a high degree of risk.
The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options, including volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive and, therefore, an investment in our common stock may not be suitable for someone with lower risk tolerance.
The market value of our common stock may fluctuate significantly.
The market value and liquidity, if any, of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:
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changes in the value of our portfolio of investments and derivative instruments as a result of changes in market factors, such as interest rate shifts, and also portfolio specific performance, such as portfolio company defaults, among other reasons;

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changes in regulatory policies or tax guidelines, particularly with respect to RICs or BDCs;

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loss of RIC or BDC status;

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distributions that exceed our net investment income and net income as reported according to U.S. GAAP;

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changes in earnings or variations in operating results;

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changes in accounting guidelines governing valuation of our investments;

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any shortfall in revenue or net income or any increase in losses from levels expected by investors;

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departure of our Adviser or certain of its key personnel;

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general economic trends and other external factors; and

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loss of a major funding source.

The amount of any distributions we may make is uncertain. We may not be able to pay you distributions, or be able to sustain distributions at any particular level, and our distributions per share, if any, may not grow over time, and our distributions per share may be reduced. We have not established any limit on the extent to which we may use borrowings, if any, and we may use offering proceeds to fund distributions (which may reduce the amount of capital we ultimately invest in portfolio companies).
Subject to our Board’s discretion and applicable legal restrictions, we intend to authorize and declare cash distributions on a quarterly basis and pay such distributions on a quarterly basis. We expect to pay distributions out of assets legally available for distribution. However, we cannot assure you that we will achieve investment results that will allow us to make a consistent targeted level of cash distributions or year-to-year increases in cash distributions. Our ability to pay distributions might be adversely affected by the impact of the risks described herein. In addition, the inability to satisfy the asset coverage test applicable to us as a business development company under the 1940 Act can limit our ability to pay distributions. Distributions from offering proceeds also could reduce the amount of capital we ultimately invest in debt or equity securities of portfolio companies. We cannot assure you that we will pay distributions to our stockholders in the future.
Distributions on our common stock may exceed our taxable earnings and profits. Therefore, portions of the distributions that we pay may represent a return of capital to you. A return of capital is a return of a portion of your original investment in shares of our common stock. As a result, a return of capital will (i) lower your tax basis in your shares and thereby increase the amount of capital gain (or decrease the amount of capital loss) realized upon a subsequent sale or redemption of such shares, and (ii) reduce the amount of funds we have for investment in portfolio companies. We have not established any limit on the extent to which we may use offering proceeds to fund distributions.
We may pay our distributions from offering proceeds in anticipation of future cash flow, which may constitute a return of your capital and will lower your tax basis in your shares, thereby increasing the amount of capital gain (or decreasing the amount of capital loss) realized upon a subsequent sale or redemption of such shares, even if such shares have not increased in value or have, in fact, lost value.
Stockholders may experience dilution in the net asset value of their shares if they do not participate in our dividend reinvestment plan and if our shares are trading at a discount to net asset value.
All distributions declared in cash payable to stockholders that are participants in our dividend reinvestment plan will generally be automatically reinvested in shares of our common stock, unless the investor opts out of the plan. In addition, stockholders who do not elect to participate in our dividend reinvestment plan may experience accretion to the net asset value of their shares if our shares are trading at a premium to net asset value and dilution if our shares are trading at a discount to net asset value. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the distribution payable to stockholders.
If we issue preferred stock or convertible debt securities, the net asset value of our common stock may become more volatile.
We cannot assure you that the issuance of preferred stock and/or convertible debt securities would result in a higher yield or return to the holders of our common stock. The issuance of preferred stock or convertible debt would likely cause the net asset value of our common stock to become more volatile. If the dividend rate on the preferred stock, or the interest rate on the convertible debt securities, were to approach the net rate of return on our investment portfolio, the benefit of such leverage to the holders of our common stock would be reduced. If the dividend rate on the preferred stock, or the interest rate on the convertible debt securities, were to exceed the net rate of return on our portfolio, the use of leverage would result in a lower rate of return to the holders of common stock than if we had not issued the preferred stock or convertible debt securities. Any decline in the net asset value of our investment would be borne entirely by the holders of our common stock. Therefore, if the market value of our portfolio were to decline, the leverage would result in a greater decrease in net asset value to the holders of our common stock than if we were not leveraged through the issuance of preferred stock or debt securities. This decline in net asset value would also tend to cause a greater decline in the market price, if any, for our common stock.
There is also a risk that, in the event of a sharp decline in the value of our net assets, we would be in danger of failing to maintain required asset coverage ratios, which may be required by the preferred stock or convertible debt, or our current investment income might not be sufficient to meet the dividend requirements on the preferred stock or the interest payments on the debt securities. In order to counteract such an event, we might need to liquidate investments in order to fund the redemption of some or all of the preferred stock or convertible debt. In addition, we would pay (and the holders of our common stock would bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred stock, debt securities, convertible debt, or any combination of these securities. Holders of preferred stock or convertible debt may have different interests than holders of common stock and may at times have disproportionate influence over our affairs.
Holders of any preferred stock that we may issue will have the right to elect certain members of our Board and have class voting rights on certain matters.
The 1940 Act requires that holders of shares of preferred stock must be entitled as a class to elect two directors at all times and to elect a majority of the directors if dividends on such preferred stock are in arrears by two years or more, until such arrearage is eliminated. In addition, certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock, including changes in fundamental investment restrictions and conversion to open-end status and, accordingly, preferred stockholders could veto any such changes. Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of our common stock and preferred stock, both by the 1940 Act and by requirements imposed by rating agencies, might impair our ability to maintain our tax treatment as a RIC for U.S. federal income tax purposes.
Our Board is authorized to reclassify any unissued shares of common stock into one or more classes of preferred stock, which could convey special rights and privileges to its owners.
Under MGCL and our charter, our Board is authorized to classify and reclassify any authorized but unissued shares of stock into one or more classes of stock, including preferred stock. Prior to the issuance of shares of each class or series, the is required by Maryland law and our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the Board could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. The cost of any such reclassification would be borne by our existing common stockholders. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a BDC. In addition, the 1940 Act provides that holders of preferred stock are entitled to vote separately from holders of common stock to elect two preferred stock directors. We currently have no plans to issue preferred stock, but may determine to do so in the future. The issuance of preferred stock convertible into shares of common stock might also reduce the net income per share and net asset value per share of our common stock upon conversion, provided, that we will only be permitted to issue such convertible preferred stock to the extent we comply with the requirements of Section 61 of the 1940 Act, including obtaining common stockholder approval. These effects, among others, could have an adverse effect on an investment in our common stock.

Certain investors are limited in their ability to make significant investments in us.
Private funds that are excluded from the definition of  “investment company” either pursuant to Section 3(c)(1) or 3(c)(7) of the 1940 Act are restricted from acquiring directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition). Investment companies registered under the 1940 Act and BDCs are also generally subject to this restriction as well as other limitations under the 1940 Act that would restrict the amount that they are able to invest in our securities.
Our business and operations could be negatively affected if we become subject to any securities litigation or shareholder activism, which could cause us to incur significant expense, hinder execution of investment strategy and impact our stock price.
In the past, following periods of volatility in the market price of a company’s securities, securities class action litigation has often been brought against that company. Shareholder activism, which could take many forms or arise in a variety of situations, has been increasing in the BDC space in recent years. While we are currently not subject to any securities litigation or shareholder activism, due to the potential volatility of our stock price and for a variety of other reasons, we may in the future become the target of securities litigation or shareholder activism. Securities litigation and shareholder activism, including potential proxy contests, could result in substantial costs and divert management’s and our Board’s attention and resources from our business. Additionally, such securities litigation and shareholder activism could give rise to perceived uncertainties as to our future, adversely affect our relationships with service providers and make it more difficult to attract and retain qualified personnel. Also, we may be required to incur significant legal fees and other expenses related to any securities litigation and activist shareholder matters. Further, our stock price could be subject to significant fluctuation or otherwise be adversely affected by the events, risks and uncertainties of any securities litigation and shareholder activism.
General Risks
We may experience fluctuations in our quarterly and annual results.
We may experience fluctuations in our quarterly and annual operating results due to a number of factors, including, but not limited to, our ability or inability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of portfolio dividend and fee income, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.
We are currently operating in a period of capital markets disruption and economic uncertainty.
The U.S. capital markets have experienced extreme volatility and disruption following the global outbreak of COVID-19 that began in December 2019. The global impact of the outbreak is rapidly evolving, and many countries have reacted by instituting quarantines, prohibitions on travel and the closure of offices, businesses, schools, retail stores and other public venues. Businesses are also implementing similar precautionary measures. Such measures, as well as the general uncertainty surrounding the dangers and impact of the COVID-19 pandemic, have created significant disruption in supply chains and economic activity. The impact of the COVID-19 pandemic has led to significant volatility with significant periodic declines in the global public equity markets and it is uncertain how long this volatility will continue. As COVID-19 continues to spread, the potential impacts, including a global, regional or other economic recession, are increasingly uncertain and difficult to assess. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby, including a recession and steep increase in unemployment in the United States.
General uncertainty surrounding the dangers and impact of the COVID-19 pandemic (including the preventative measures taken in response thereto and additional uncertainty regarding new variants of COVID-19 that have emerged in the U.K., South Africa and Brazil) has to date created significant disruption in supply chains and economic activity. Disruptions in the capital markets have increased the spread between the yields realized on risk-free and higher risk securities, resulting in illiquidity in parts of the capital markets. These and future market disruptions and/or illiquidity have had and may continue to have an adverse effect on our business, financial condition, results of operations and cash flows. Unfavorable economic conditions also have and may continue to increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events have limited and could continue to limit our investment originations, limit our ability to grow and have a material negative impact on our operating results and the fair values of our debt and equity investments.
In addition, due to the outbreak in the United States, certain Runway Growth Capital personnel are currently working remotely, which may introduce additional operational risk to us. Staff members of certain of our other service providers may also work remotely during the COVID-19 pandemic. An extended period of remote working could lead to service limitations or failures that could impact us or our performance.
Additionally, the disruption in economic activity caused by the COVID-19 pandemic has had a negative effect on the potential for liquidity events involving our investments. The illiquidity of our investments may make it difficult for us to sell such investments to access capital if required, and as a result, we could realize significantly less than the value at which we have recorded our investments if we were required to sell them for liquidity purposes. An inability to raise or access capital, and any required sale of all or a portion of our investments as a result, could have a material adverse effect on our business, financial condition or results of operations.
Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.
The extent of the impact of any public health emergency, including the COVID-19 pandemic, on our and our portfolio companies’ operational and financial performance will depend on many factors, including the duration and scope of such public health emergency, the actions taken by governmental authorities to contain its financial and economic impact, the extent of any related travel advisories and restrictions implemented, the impact of such public health emergency on overall supply and demand, goods and services, investor liquidity, consumer confidence and levels of economic activity and the extent of its disruption to important global, regional and local supply chains and economic markets, all of which are highly uncertain and cannot be predicted. In addition, our and our portfolio companies’ operations may be significantly impacted, or even temporarily or permanently halted, as a result of government quarantine measures, voluntary and precautionary restrictions on travel or meetings and other factors related to a public health emergency, including its potential adverse impact on the health of any of our or our portfolio companies’ personnel. This could create widespread business continuity issues for us and our portfolio companies.
These factors may also cause the valuation of our investments to differ materially from the values that we may ultimately realize. Our valuations, and particularly valuations of private investments and private companies, are inherently uncertain, may fluctuate over short periods of time and are often based on estimates, comparisons and qualitative evaluations of private information that may not show the complete impact of the COVID-19 pandemic and the resulting measures taken in response thereto. Any public health emergency, including the COVID-19 pandemic or any outbreak of other existing or new epidemic diseases, or the threat thereof, and the resulting financial and economic market uncertainty could have a significant adverse impact on us and the fair value of our investments and our portfolio companies.
In addition, due to the outbreak in the United States, certain Runway Growth Capital personnel are currently working remotely, which may introduce additional operational risk to us. Staff members of certain of our other service providers may also be working remotely during the COVID-19 outbreak. An extended period of remote working could lead to service limitations or failures that could impact us or our performance.
The current period of capital markets disruption and economic uncertainty may make it difficult to extend the maturity of, or refinance, our existing indebtedness or obtain new indebtedness and any failure to do so could have a material adverse effect on our business, financial condition or results of operations.
Current market conditions may make it difficult to extend the maturity of or refinance our existing indebtedness or obtain new indebtedness with similar terms and any failure to do so could have a material adverse effect on our business. The debt capital that will be available to us in the future, if at all, may be at a higher cost and on less favorable terms and conditions than what we currently experience, including being at a higher cost in rising rate environments. If we are unable to raise or refinance debt, then our equity investors may not benefit from the potential for increased returns on equity resulting from leverage and we may be limited in our ability to make new commitments or to fund existing commitments to our portfolio companies. An inability to extend the maturity of, or refinance, our existing indebtedness or obtain new indebtedness could have a material adverse effect on our business, financial condition or results of operations.
Political, social and economic uncertainty, including uncertainty related to the COVID-19 pandemic, creates and exacerbates risks.
Social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, conflicts and social unrest) will occur that create uncertainty and have significant impacts on issuers, industries, governments and other systems, including the financial markets, to which companies and their investments are exposed. As global systems, economies and financial markets are increasingly interconnected, events that once had only local impact are now more likely to have regional or even global effects. Events that occur in one country, region or financial market will, more frequently, adversely impact issuers in other countries, regions or markets, including in established markets such as the United States. These impacts can be exacerbated by failures of governments and societies to adequately respond to an emerging event or threat.
Uncertainty can result in or coincide with, among other things: increased volatility in the financial markets for securities, derivatives, loans, credit and currency; a decrease in the reliability of market prices and difficulty in valuing assets (including portfolio company assets); greater fluctuations in spreads on debt investments and currency exchange rates; increased risk of default (by both government and private obligors and issuers); further social, economic, and political instability; nationalization of private enterprise; greater governmental involvement in the economy or in social factors that impact the economy; changes to governmental regulation and supervision of the loan, securities, derivatives and currency markets and market participants and decreased or revised monitoring of such markets by governments or self-regulatory organizations and reduced enforcement of regulations; limitations on the activities of investors in such markets; controls or restrictions on foreign investment, capital controls and limitations on repatriation of invested capital; the significant loss of liquidity and the inability to purchase, sell and otherwise fund investments or settle transactions (including, but not limited to, a market freeze); unavailability of currency hedging techniques; substantial, and in some periods extremely high, rates of inflation, which can last many years and have substantial negative effects on credit and securities markets as well as the economy as a whole; recessions; and difficulties in obtaining and/or enforcing legal judgments.
For example, throughout most of 2020 and a part of 2021, the COVID-19 pandemic delivered a shock to the global economy. This outbreak has led and for an unknown period of time will continue to lead to disruptions in local, regional, national and global markets and economies affected thereby. With respect to the U.S. credit markets (in particular for middle-market loans), this outbreak has resulted in, and until fully resolved is likely to continue to result in, the following among other things: (i) government imposition of various forms of shelter in place orders and the closing of “non-essential” businesses, resulting in significant disruption to the businesses of many middle-market loan borrowers including supply chains, demand and practical aspects of their operations, as well as in lay-offs of employees, and, while these effects are hoped to be temporary, some effects could be persistent or even permanent; (ii) increased draws by borrowers on revolving lines of credit; (iii) increased requests by borrowers for amendments and waivers of their credit agreements to avoid default, increased defaults by such borrowers and/or increased difficulty in obtaining refinancing at the maturity dates of their loans; (iv) volatility and disruption of these markets including greater volatility in pricing and spreads and difficulty in valuing loans during periods of increased volatility, and liquidity issues; and (v) rapidly evolving proposals and/or actions by state and federal governments to address problems being experienced by the markets and by businesses and the economy in general which will not necessarily adequately address the problems facing the loan market and middle-market businesses. This outbreak is having, and any future outbreaks could have, an adverse impact on the markets and the economy in general, which could have a material adverse impact on, among other things, the ability of lenders to originate loans, the volume and type of loans originated, and the volume and type of amendments and waivers granted to borrowers and remedial actions taken in the event of a borrower default, each of which could negatively impact the amount and quality of loans available for investment by us and returns to us, among other things. As of the date of this prospectus, it is impossible to determine the scope of this outbreak, or any future outbreaks, how long any such outbreak, market disruption or uncertainties may last, the effect any governmental actions will have or the full potential impact on us, Runway Growth Capital and our portfolio companies.

Although it is impossible to predict the precise nature and consequences of these events, or of any political or policy decisions and regulatory changes occasioned by emerging events or uncertainty on applicable laws or regulations that impact us, our portfolio companies and our investments, it is clear that these types of events are impacting and will, for at least some time, continue to impact us and our portfolio companies and, in many instances, the impact will be adverse and profound. For example, middle-market companies in which we invest may be significantly impacted by these emerging events and the uncertainty caused by these events. The effects of a public health emergency may materially and adversely impact (i) the value and performance of us and our portfolio companies, (ii) the ability of our borrowers to continue to meet loan covenants or repay loans provided by us on a timely basis or at all, which may require us to restructure our investments or write down the value of our investments, (iii) our ability to repay debt obligations, on a timely basis or at all, or (iv) our ability to source, manage and divest investments and achieve our investment objectives, all of which could result in significant losses to us. We will also be negatively affected if the operations and effectiveness of Runway Growth Capital or a portfolio company (or any of the key personnel or service providers of the foregoing) is compromised or if necessary or beneficial systems and processes are disrupted.
Although the Federal Food and Drug Administration authorized vaccines for emergency use starting in December 2020, it remains unclear how quickly the vaccines will be distributed nationwide and globally or when “herd immunity” will be achieved and the restrictions that were imposed to slow the spread of the virus will be lifted entirely. The delay in distributing the vaccines could lead people to continue to self-isolate and not participate in the economy at pre-pandemic levels for a prolonged period of time. Further, the effectiveness of any of the COVID-19 vaccines remains to be verified. Even after the COVID-19 pandemic subsides, the U.S. economy and most other major global economies may continue to experience a recession, and we anticipate our business and operations could be materially adversely affected by a prolonged recession in the United States and other major markets.
If the economy is unable to substantially reopen, and high levels of unemployment continue for an extended period of time, loan delinquencies, loan non-accruals, problem assets, and bankruptcies may increase. In addition, collateral for our loans may decline in value, which could cause loan losses to increase and the net worth and liquidity of loan guarantors could decline, impairing their ability to honor commitments to us. An increase in loan delinquencies and non-accruals or a decrease in loan collateral and guarantor net worth could result in increased costs and reduced income which would have a material adverse effect on our business, financial condition or results of operations.
Economic recessions or downturns, including as a result of the COVID-19 pandemic, could harm our operating results and impair our portfolio companies and the ability of our portfolio companies to repay debt or pay interest.
Many of the portfolio companies in which we make investments may be susceptible to economic slowdowns or recessions and may be unable to repay the loans we made to them during these periods, including as a result of the COVID-19 pandemic. Therefore, our non-performing assets may increase and the value of our portfolio may decrease during these periods as we are required to record our investments at their current fair value. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our and our portfolio companies’ funding costs, limit our and our portfolio companies’ access to the capital markets or result in a decision by lenders not to extend credit to us or our portfolio companies. These events could prevent us from increasing investments and harm our operating results.
A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we will actually provide significant managerial assistance to that portfolio company, a bankruptcy court might subordinate all or a portion of our claim to that of other creditors.
Further, when recessionary conditions exist, the financial results of middle-market companies, like those in which we invest, typically experience deterioration, which could ultimately lead to difficulty in meeting debt service requirements and an increase in defaults. Additionally, there can be reduced demand for certain of our portfolio companies’ products and services and/or other economic consequences, such as decreased margins or extended payment terms. Further, adverse economic conditions may decrease the value of collateral securing some of our loans and the value of our equity investments. Such conditions may require us to modify the payment terms of our investments, including changes in PIK interest provisions and/or cash interest rates. The performance of certain portfolio companies in the future may be negatively impacted by these economic or other conditions, which may result in our receipt of reduced interest income from our portfolio companies and/or realized and unrealized losses related to our investments, and, in turn, may adversely affect distributable income and have a material adverse effect on our results of operations.
Terrorist attacks, acts of war or widespread health emergencies or natural disasters may affect any market for our common stock, impact the businesses in which we invest and harm our business, operating results and financial condition.
Terrorist acts, acts of war, widespread health emergencies or natural disasters may disrupt our operations, as well as the operations of the businesses in which we invest. Such acts have created, and continue to create, economic and political uncertainties and have contributed to global economic instability. Future terrorist activities, military or security operations, widespread health emergencies or natural disasters could further weaken the domestic/global economies and create additional uncertainties, which may negatively impact the businesses in which we invest directly or indirectly and, in turn, could have a material adverse impact on our business, operating results and financial condition. Losses from terrorist attacks, natural disasters and widespread health emergencies are generally uninsurable.
We are subject to risks in using custodians, administrators and other agents.
We depend on the services of custodians, administrators and other agents to carry out certain securities transactions and administrative services for us. In the event of the insolvency of a custodian, we may not be able to recover equivalent assets in full as we will rank among the custodian’s unsecured creditors in relation to assets which the custodian borrows, lends or otherwise uses. In addition, our cash held with a custodian may not be segregated from the custodian’s own cash, and we therefore may rank as unsecured creditors in relation thereto. The inability to recover assets from the custodian could have a material impact on our performance.
Changes in laws or regulations governing our business or the businesses of our portfolio companies, changes in the interpretation thereof or newly enacted laws or regulations, and any failure by us or our portfolio companies to comply with these laws or regulations may adversely affect our business and the businesses of our portfolio companies.
We and our portfolio companies are subject to laws and regulations at the U.S. federal, state and local levels and, in some cases, foreign levels. These laws and regulations, as well as their interpretation, may change from time to time, and new laws, regulations and interpretations may also come into effect, potentially with retroactive effect. Any such new or changed laws or regulations could have a material adverse effect on our business or the business of our portfolio companies. The legal, tax and regulatory environment for BDCs, investment advisers and the instruments that they utilize (including derivative instruments) is continuously evolving. In addition, there is significant uncertainty regarding recently enacted legislation (including the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and the regulations that have recently been adopted and future regulations that may or may not be adopted pursuant to such legislation) and, consequently, the full impact that such legislation will ultimately have on us and the markets in which we trade and invest is not fully known. Such uncertainty and any resulting confusion may itself be detrimental to the efficient functioning of the markets and the success of certain investment strategies.
In addition, as private equity firms become more influential participants in the U.S. and global financial markets and economy generally, there recently has been pressure for greater governmental scrutiny and/or regulation of the private equity industry. It is uncertain as to what form and in what jurisdictions such enhanced scrutiny and/or regulation, if any, on the private equity industry may ultimately take. Therefore, there can be no assurance as to whether any such scrutiny or initiatives will have an adverse impact on the private equity industry, including our ability to effect operating improvements or restructurings of our portfolio companies or otherwise achieve our objectives.

Over the last several years, there also has been an increase in regulatory attention to the extension of credit outside of the traditional banking sector, raising the possibility that some portion of the non-bank financial sector will be subject to new regulation. While it cannot be known at this time whether any regulation will be implemented or what form it will take, increased regulation of non-bank credit extension could negatively impact our operating results or financial condition, impose additional costs on us, intensify the regulatory supervision of us or otherwise adversely affect our business.
Additionally, any changes to the laws and regulations governing our operations relating to permitted investments may cause us to alter our investment strategy in order to avail ourselves of new or different opportunities. Such changes could result in material differences to the strategies and plans set forth herein and may result in our investment focus shifting from the areas of expertise of Runway Growth Capital’s investment team to other types of investments in which the investment team may have less expertise or little or no experience. Thus, any such changes, if they occur, could have a material adverse effect on our results of operations and the value of your investment.
Cybersecurity risks and cyber incidents may adversely affect our business by causing a disruption to our operations, a compromise or corruption of our confidential information and/or damage to our business relationships, all of which could negatively impact our business, results of operations or financial condition.
A cyber incident is considered to be any adverse event that threatens the confidentiality, integrity or availability of our information resources. These incidents may be an intentional attack or an unintentional event and could involve gaining unauthorized access to our information systems for purposes of misappropriating assets, stealing confidential information, corrupting data or causing operational disruption. The result of these incidents may include disrupted operations, misstated or unreliable financial data, liability for stolen information, misappropriation of assets, increased cybersecurity protection and insurance costs, litigation and damage to our business relationships. Any such attack could result in significant losses, reputational damage, litigation, regulatory fines or penalties, or otherwise adversely affect our business, financial condition or results of operations. In addition, we may be required to expend significant additional resources to modify our protective measures and to investigate and remediate vulnerabilities or other exposures arising from operational and security risks. We face risks posed to our information systems, both internal and those provided to us by third-party service providers. We and Runway Growth Capital have implemented processes, procedures and internal controls to help mitigate cybersecurity risks and cyber intrusions, but these measures, as well as our increased awareness of the nature and extent of a risk of a cyber incident, may be ineffective and do not guarantee that a cyber incident will not occur or that our financial results, operations or confidential information will not be negatively impacted by such an incident.
Third parties with which we do business (including those that provide services to us) may also be sources or targets of cybersecurity or other technological risks. We outsource certain functions, and these relationships allow for the storage and processing of our information and assets, as well as certain investor, counterparty, employee and borrower information. While we engage in actions to reduce our exposure resulting from outsourcing, ongoing threats may result in unauthorized access, loss, exposure or destruction of data, or other cybersecurity incidents, with increased costs and other consequences, including those described above. Privacy and information security laws and regulation changes, and compliance with those changes, may also result in cost increases due to system changes and the development of new administrative processes.
We and our service providers are currently impacted by quarantines and similar measures being enacted by governments in response to the COVID-19 pandemic, which are obstructing the regular functioning of business workforces (including requiring employees to work from external locations and their homes). Accordingly, the risks described above may be heightened under current conditions.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS
This prospectus contains forward-looking statements that involve substantial risks and uncertainties. Such statements involve known and unknown risks, uncertainties and other factors and undue reliance should not be placed thereon. These forward-looking statements are not historical facts, but rather are based on current expectations, estimates and projections about the Company, our current and prospective portfolio investments, our industry, our beliefs and opinions, and our assumptions. Words such as “anticipates,” “expects,” “intends,” “plans,” “will,” “may,” “continue,” “believes,” “seeks,” “estimates,” “would,” “could,” “should,” “targets,” “projects,” “outlook,” “potential,” “predicts” and variations of these words and similar expressions are intended to identify forward-looking statements. These statements are not guarantees of future performance and are subject to risks, uncertainties and other factors, some of which are beyond our control and difficult to predict and could cause actual results to differ materially from those expressed or forecasted in the forward-looking statements, including without limitation:
•
changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, including changes from the impact of the COVID-19 pandemic;

•
our ability to continue to effectively manage our business due to the disruptions caused by the COVID-19 pandemic;

•
an economic downturn could impair our portfolio companies’ ability to continue to operate, which could lead to the loss of some or all of our investments in such portfolio companies;

•
such an economic downturn could disproportionately impact the companies that we intend to target for investment, potentially causing us to experience a decrease in investment opportunities and diminished demand for capital from these companies;

•
a contraction of available credit and/or an inability to access the equity markets could impair our lending and investment activities, including as a result of the COVID-19 pandemic;

•
interest rate volatility could adversely affect our results, particularly to the extent that we use leverage as part of our investment strategy;

•
our future operating results, including our ability to achieve objectives as a result of the COVID-19 pandemic;

•
our business prospects and the prospects of our portfolio companies, including the impact of the COVID-19 pandemic thereon;

•
our contractual arrangements and relationships with third parties;

•
the ability of our portfolio companies to achieve their objectives, including as a result of the COVID-19 pandemic;

•
competition with other entities and our affiliates for investment opportunities;

•
the speculative and illiquid nature of our investments;

•
the use of borrowed money and enhanced leverage to finance a portion of our investments;

•
the adequacy of our financing sources and working capital;

•
the loss of key personnel and members of our management team;

•
the timing of cash flows, if any, from the operations of our portfolio companies, and the impact of the COVID-19 pandemic thereon;

•
the ability of our external investment adviser, Runway Growth Capital, to locate suitable investments for us and to monitor and administer our investments, and the impacts of the COVID-19 pandemic thereon;

•
the ability of Runway Growth Capital to attract and retain highly talented professionals;

•
our ability to qualify and maintain our qualification as a RIC under Subchapter M of the Code, and as a BDC;

•
the occurrence of a disaster, such as a cyber-attack against us or against a third party that has access to our data or networks, a natural catastrophe, an industrial accident, failure of our disaster-recovery systems, or consequential employee error;

•
the effect of legal, tax and regulatory changes; and

•
other risks, uncertainties and other factors previously identified elsewhere in this prospectus.

Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. These forward-looking statements apply only as of the date of this prospectus. Moreover, we assume no duty and do not undertake to update the forward-looking statements.

USE OF PROCEEDS
We estimate that the net proceeds we will receive from this offering will be approximately $[•] million (or approximately $[•] million, if the underwriters exercise their option to purchase additional shares of our common stock), based on an offering price of $[•] per share of common stock (the mid-point of the estimated initial public offering price range), after deducting the underwriting discounts and commissions paid by us and estimated offering expenses of approximately $[•] million payable by us. Such estimate is subject to change and no assurances can be given that actual expenses will not exceed such amount.
We intend to use the net proceeds from this offering to pay down a portion of our existing indebtedness outstanding under the Credit Agreement in an amount expected to be equal to approximately $[•] million. The Credit Agreement with KeyBank has a maturity date of May 31, 2024 and generally bears interest at a rate of the three-month LIBOR plus a 3.00% margin rate. We intend to use the remaining net proceeds from this offering to make investments in accordance with our investment objective and investment strategy and, to the extent any proceeds remain, for general corporate purposes. We currently anticipate being able to deploy any remaining proceeds from this offering within three to six months after the completion of this offering, depending on the availability of appropriate investment opportunities consistent with our investment objectives and market conditions. However, we can offer no assurance that we will be able to achieve this goal. To the extent we raise less proceeds from this offering than contemplated, we expect that we will have less money available to fund investments or repay amounts outstanding under our Credit Agreement.

DISTRIBUTIONS
To maintain our tax treatment as a RIC, we must distribute (or be treated as distributing) in each taxable year dividends of an amount equal to at least 90% of our investment company taxable income (which includes, among other items, dividends, interest, the excess of any net short-term capital gains over net long-term capital losses, as well as other taxable income, excluding any net capital gains reduced by deductible expenses) and 90% of our net tax-exempt income for that taxable year. As a RIC, we generally will not be subject to corporate-level U.S. federal income tax on our investment company taxable income and net capital gains that we distribute to stockholders. In addition, to avoid the imposition of a nondeductible 4% U.S. federal excise tax, we must distribute (or be treated as distributing) in each calendar year an amount at least equal to the sum of:
•
98% of our net ordinary income, excluding certain ordinary gains and losses, recognized during a calendar year;

•
98.2% of our capital gain net income, adjusted for certain ordinary gains and losses, recognized for the twelve-month period ending on October 31 of such calendar year; and

•
100% of any income or gains recognized, but not distributed, in preceding years.

We have previously incurred, and can be expected to incur in the future, such excise tax on a portion of our income and gains. While we intend to distribute income and capital gains to minimize exposure to the 4% excise tax, we may not be able to, or may not choose to, distribute amounts sufficient to avoid the imposition of the tax entirely. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement. See ‘“Risk Factors — Federal Income Tax Risks — We will be subject to U.S. federal corporate-level income tax if we are unable to qualify as a RIC.”
Dividends Declared
The following table reflects the distributions declared on shares of our common stock during the six months ended June 30, 2021:
	June 30, 2021
Date Declared	Record Date	Payment Date	Distribution per Share
March 4, 2021	March 5, 2021	March 19, 2021	$0.37
April 29, 2021	April 30, 2021	May 13, 2021	$0.37
The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2020:
	December 31, 2020
Date Declared	Record Date	Payment Date	Distribution per Share
March 5, 2020	March 6, 2020	March 20, 2020	$0.40
May 7, 2020	May 8, 2020	May 21, 2020	$0.35
August 5, 2020	August 6, 2020	August 20, 2020	$0.36
October 1, 2020	October 1, 2020	November 12, 2020	$0.38
The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2019:
	December 31, 2019
Date Declared	Record Date	Payment Date	Distribution per Share
March 22, 2019	March 22, 2019	March 26, 2019	$0.40
May 2, 2019	May 7, 2019	May 21, 2019	$0.45
May 2, 2019	May 31, 2019	July 16, 2019	$0.46
July 30, 2019	August 8, 2019	August 26, 2019	$0.45
September 27, 2019	September 30, 2019	November 12, 2019	$0.04
December 9, 2019	December 10, 2019	December 23, 2019	$0.40

The following table reflects the distributions declared on shares of our common stock during the year ended December 31, 2018:
	December 31, 2018
Date Declared	Record Date	Payment Date	Distribution per Share
May 3, 2018	May 15, 2018	May 31, 2018	$0.15
July 26, 2018	August 15, 2018	August 31, 2018	$0.25
November 1, 2018	October 31, 2018	November 15, 2018	$0.35
Dividend Reinvestment
We have adopted an “opt out” dividend reinvestment plan for our stockholders. See “Dividend Reinvestment Plan.”

CAPITALIZATION
The following table sets forth:
•
the actual capitalization of the Company at June 30, 2021;

•
the capitalization of the Company at June 30, 2021 as adjusted for the effect of approximately $[•] net investments funded and drawdowns on our debt facilities to fund investments since July 1, 2021; and

•
the capitalization of the Company at June 30, 2021, on a pro forma as adjusted basis to reflect the assumed sale of $[•] million of our common stock in this offering (assuming no exercise of the underwriters’ option to purchase additional shares) at an assumed public offering price of $[•] per share (the mid-point of the estimated initial public offering price range) after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $[•] million payable by us and application of the net proceeds as discussed in more detail under “Use of Proceeds.”

You should read this table together with “Use of Proceeds” and the financial statements and the related notes thereto included elsewhere in this prospectus.
	As of June 30, 2021
(unaudited)	Actual	As Adjusted	As Further Adjusted
Assets
Investments, at fair value	$617,617,043	$	$
Cash and cash equivalents	892,584
Other assets	2,871,786
Total assets	$621,381,413	$
Liabilities
Debt		$	$
Credit facilities, net	$115,636,484
Reverse repurchase agreements	19,900,000
Interest payable	761,124
Other Liabilities	7,344,708
Total liabilities	$143,642,316	$
Net Assets
Common stock, par value $0.001 per share 100,000,000 shares authorized; 32,690,454 shares issued and outstanding	$326,904	$	$
Additional paid-in capital	485,755,211
Distributable (losses) earnings	(8,343,018)
Total net assets	$477,739,097	$
Net Asset Value Per Share	14.61

DILUTION
If you invest in our common stock, your interest will be diluted to the extent of the difference between the initial public offering price per share of our common stock and the pro forma net asset value per share of our common stock immediately after the completion of this offering. The net asset value per share is determined by dividing the value of (a) total assets minus liabilities by (b) the total number of shares outstanding.
Our net asset value as of June 30, 2021 was $477,739,097, or $14.61 per share.
After giving effect to the sale of shares to be sold in this offering at the initial public offering price of $[•] per share (the mid-point of the estimated initial public offering price range), the deduction of underwriting discounts and estimated expenses of this offering payable by us, and the application of the net proceeds as discussed in more detail under “Use of Proceeds,” our net asset value would have been approximately $[•], or $[•] per share. That net asset value represents an immediate dilution of  $[•] per share, or [•]%, to new investors who purchase our common stock in the offering at the initial public offering price. The foregoing assumes no exercise of the underwriters’ option to purchase additional shares. If the underwriters’ option to purchase additional shares is exercised in full, the immediate dilution to shares sold in this offering would instead be $[•] per share.
The following table illustrates the dilution to the shares on a per share basis (assuming no exercise of the underwriters option to purchase additional shares of our common stock):
The following table illustrates the dilution to the shares on a per share basis (assuming no exercise of the underwriters’ option to purchase additional shares of our common stock):
Assumed initial public offering price per share (the mid-point of the estimated initial public offering price range)	$	[•]
June 30, 2021 net asset value per share		$14.61
Increase subsequent to [•], 2021(1)(2)(3)(4)	$	[•]
As adjusted net asset value per share(1)(2)(3)(4)	$	[•]
Decrease attributable to this offering	$	[•]
As-adjusted net asset value per share immediately after this offering	$	[•]
Dilution per share to new stockholders (without exercise of the underwriters’ option to purchase additional shares of our common stock)	$	[•]
The following table sets forth information with respect to the shares prior to and following this offering:
	Shares		Total Consideration			Average Price
	Number	%	Amount		%	Per Share
Shares of common stock outstanding as of [•], 2021	[•]	[•]%	$	[•]	[•]%	$	[•]
Shares of common stock to be sold in this offering	[•]	[•]%	$	[•]	[•]%	$	[•]
Total	[•]	100.0%	$	[•]	100.0%
The as-adjusted net asset value upon completion of this offering is calculated as follows:
Numerator
NAV as adjusted through [•], 2021(1)(2)(3)(4)	$	[•]
Assumed proceeds from this offering (after deduction of sales load and offering expenses payable by us)	$	[•]
NAV upon completion of this offering	$	[•]
Denominator		[•]
Shares of common stock outstanding as of [•], 2021		[•]
Shares of common stock included in this offering		[•]
Total shares outstanding upon completion of this offering		[•]

(1)
Includes the effect of approximately $[•] million net investments funded and drawdowns under the Credit Facility (as defined below) to fund investments from [•] through [•], 2021; does not include pipeline investments that may occur subsequent to [•], 2021 but prior to this offering.

(2)
Adjusted for [•] subsequent to [•], 2021.

(3)
Adjusted for [•].

(4)
Adjusted for [•].

MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION
AND RESULTS OF OPERATIONS
The discussion and analysis of our financial condition and results of operations should be read in conjunction with “Selected Financial Data and Other Information” and our financial statements and related notes appearing elsewhere in this prospectus. The information in this section contains forward-looking statements, which relate to future events or the future performance or financial condition of Runway Growth Finance Corp. (formerly known as Runway Growth Credit Fund Inc.) and involves numerous risks and uncertainties. Please see “Risk Factors” and “Special Note Regarding Forward-Looking Statement” in this prospectus for a discussion of uncertainties, risk and assumptions associated with these statements.
Overview
We are an externally managed, non-diversified closed-end investment management company that was formed on August 31, 2015 as a corporation under the laws of the State of Maryland. We have elected to be regulated as a BDC under the 1940 Act. In addition, we have elected to be treated, have qualified, and intend to continue to qualify annually as a RIC under Subchapter M of the Code. If we fail to qualify as a RIC for any taxable year, we will be subject to corporate-level U.S. federal income tax on any net taxable income for such year. As a BDC and a RIC, we are required to comply with various regulatory requirements, such as the requirement to invest at least 70% of our assets in “qualifying assets,” source-of-income limitations, asset diversification requirements, and the requirement to distribute annually at least 90% of our investment company taxable income and net tax-exempt interest.
We are externally managed by Runway Growth Capital, an investment adviser that has registered with the SEC under the Investment Advisers Act of 1940, as amended. The Administrator, a wholly-owned subsidiary of Runway Growth Capital, provides all the administrative services necessary for us to operate.
We commenced investment activities in portfolio securities during the quarter ended June 30, 2017, and we commenced investment activities in U.S. Treasury Bills during the quarter ended December 31, 2016. In October 2015, in connection with our formation, we issued and sold 1,667 shares of our common stock to R. David Spreng, our President, Chief Executive Officer and Chairman of our Board, for an aggregate purchase price of $25,000. In December 2016, we completed the initial closing of capital commitments (the “Initial Closing”) in our first private offering of shares of common stock to investors (the “Initial Private Offering”) in reliance on exemptions from the registration requirements of the Securities Act, and other applicable securities laws. The final closing of the Initial Private Offering occurred on December 1, 2017. In connection with the Initial Private Offering, we issued 18,241,157 shares of our common stock to stockholders for a total purchase price of $275,000,000.
As of June 30, 2021, we have completed multiple closings under the Company’s second private offering (the “Second Private Offering”) and had accepted capital commitments of $181,473,500. As of June 30, 2021, in connection with the Second Private Offering, we have issued an aggregate of 8,352,251 shares for a total purchase price of $125,283,766 and $56,189,734 of capital commitments remain undrawn.
On August 10, 2020, we, Runway Growth Capital, and certain other funds and accounts sponsored or managed by Runway Growth Capital and/or its affiliates were granted an the Order that permits us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if the Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by Runway Growth Capital or its affiliates in a manner consistent with our investment objective or criteria, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by Runway Growth Capital or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Order, a majority of our independent directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective, criteria, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Portfolio Composition and Investment Activity
Portfolio Composition
At June 30, 2021, we had investments in 35 portfolio companies, representing 21 companies in which we held loan and warrant investments, four companies in which we held loan investments and common or preferred stocks, nine companies in which we held warrant investments only, three companies in which we held shares of common or preferred stocks only, and we held two U.S. Treasury Bills. At December 31, 2020, we had investments in 31 portfolio companies, representing 22 companies in which we held loan and warrant investments, six companies in which we held warrant interests only, one company in which we held bonds, and we held one U.S. Treasury Bill. At December 31, 2019, we had investments in 25 portfolio companies, representing 21 companies where we held loan and warrant investments, four companies where we held warrant interests only, and held two U.S. Treasury Bills. The following table shows the fair value of our investments, by asset class, as of June 30, 2021 and December 31, 2020 and 2019:
	June 30, 2021			December 31, 2020			December 31, 2019
Investments	Cost	Fair Value	Percentage of Total Portfolio	Cost	Fair Value	Percentage of Total Portfolio	Cost	Fair Value	Percentage of Total Portfolio
Portfolio Investments
Common Stocks	$1,340,206	$15,062,081	2.4%	$1,237,196	$521,940	0.1%	—	—	—
Corporate Bonds	—	—	—	253,095	333,453	0.1	—	—	—
Senior Secured Term Loans	546,603,090	530,911,757	86.0	506,555,279	501,964,657	80.7	358,385,089	$349,570,424	74.6%
Preferred Stocks	17,337,836	17,248,844	2.8	19,737,450	15,995,868	2.6	250,000	437,515	0.1
Warrants	19,042,851	24,394,480	3.9	18,804,531	33,008,672	5.3	18,383,811	18,008,337	3.9
Total Portfolio Investments	584,323,983	587,617,162	95.1	546,587,551	551,824,590	88.7	377,018,900	368,016,276	78.6
U.S. Treasury Bill	29,999,896	29,999,881	4.9	70,001,472	70,002,060	11.3	99,982,765	99,965,423	21.4
Total Investments	$614,323,879	$617,617,043	100.0%	$616,589,023	$621,826,650	100.0%	477,001,665	$467,981,699	100.0%
For the three and six months ended June 30, 2021, our debt investment portfolio had a dollar-weighted annualized yield of 15.25% and 14.11%, respectively. We calculate the yield on dollar-weighted debt investments for any period measured as (1) total related investment income during the period divided by (2) the daily average of the fair value of debt investments outstanding during the period. As of June 30, 2021, our debt investments had a dollar-weighted average outstanding term of 46 months at origination and a dollar-weighted average remaining term of 32 months, or approximately 2.7 years. As of June 30, 2021, substantially all of our debt investments had an original committed principal amount of between $6 million and $65 million, repayment terms of between 34 months and 60 months and pay cash interest at annual interest rates of between 8.55% and 12.50%.
The following table shows our dollar-weighted annualized yield by investment type for the three and six months ended June 30, 2021 and June 30, 2020:
	Fair Value(1)				Cost(2)
	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Investment type:
Debt investments	15.25%	14.52%	14.11%	16.12%	15.09%	14.17%	13.97%	15.73%
Equity investments	2.76%	4.87%	2.73%	3.76%	3.31%	4.66%	3.34%	3.61%
All investments	14.08%	13.53%	13.05%	14.89%	14.17%	13.17%	13.15%	14.51%

(1)
We calculate the dollar-weighted annualized yield on average investment type for any period as (a) total related investment income during the period divided by (b) the daily average of the fair value of the investment type outstanding during the period. The dollar-weighted annualized yield represents the portfolio yield and will be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.
(2)
We calculate the dollar-weighted annualized yield on average investment type for any period as (a) total related investment income during the period divided by (b) the daily average of the investment type outstanding during the period, at amortized cost. The dollar-weighted annualized yield represents the portfolio yield and will be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

Investment Activity
The value of our investment portfolio will change over time due to changes in the fair value of our underlying investments, as well as changes in the composition of our portfolio resulting from purchases of new and follow-on investments as well as repayments and sales of existing investments.
During the six months ended June 30, 2021, the Company funded $81.5 million in six new portfolio companies and $52.2 million in eight existing portfolio companies. The Company also received $94.7 million in loan repayments from nine portfolio companies. During the six months ended June 30, 2020, the Company funded $110.6 million in seven new portfolio companies and $13.9 million in five existing portfolio companies. The Company also received $56.6 million in loan repayments from four portfolio companies and $2.7 million in proceeds from the termination of warrants.
For the year ended December 31, 2020, the Company funded $249.5 million in eleven new portfolio companies and $46.0 million in seven existing portfolio companies. The Company also received $103.7 million in loan repayments from ten portfolio companies and $2.9 million in proceeds from the termination of warrants.
For the year ended December 31, 2019, the Company funded $173.0 million in nine new portfolio companies and $62.3 million in eight existing portfolio companies. The Company also received $82.5 million in loan repayments from six portfolio companies and $3.2 million in proceeds from the termination of warrants.
Portfolio Reconciliation
The following is a reconciliation of our investment portfolio, including U.S. Treasury Bills, for the six months ended June 30, 2021 and 2020:
	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Beginning Investment Portfolio	$621,826,650	$467,981,699
Purchases of Investments(1)	135,670,562	101,305,339
Purchases of U.S. Treasury Bills	54,999,849	94,999,834
Amortization of Fixed Income Premiums or Accretion of Discounts	3,660,438	4,349,093
Sales or Repayments of Investments	(94,717,114)	(58,635,634)
Scheduled Principal Payments of Investments	(2,066,437)	(2,330,711)
Sales and Maturities of U.S. Treasury Bills	(94,999,162)	(149,986,014)
Realized (Loss) on Investments	(4,813,280)	(6,513,405)
Net Change in Unrealized Appreciation (Depreciation) on Investments	(1,944,463)	4,317,510
Ending Investment Portfolio	$617,617,043	$455,487,711

(3)
Includes PIK interest.

The following is a reconciliation of our investment portfolio, including U.S. Treasury Bills, for the years ended December 31, 2020, 2019 and 2018:
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Beginning Investment Portfolio	$467,981,699	$304,208,317	$140,721,508
Purchases of Investments(1)	276,222,542	242,999,215	168,111,471
Purchases of U.S. Treasury Bills	276,000,012	315,836,640	270,444,962
Amortization of Fixed Income Premiums or Accretion of Discounts	9,255,732	13,021,775	4,621,487
Sales or Repayments of Investments	(107,610,860)	(79,062,912)	(14,500,629)
Scheduled Principal Payments of Investments	(2,948,903)	(23,875,997)	(2,251,899)
Sales and Maturities of U.S. Treasury Bills	(305,983,755)	(295,955,273)	(262,989,682)
Realized Gain (Loss) on Investments	(5,347,409)	226,396	59,792
Net Change in Unrealized Appreciation (Depreciation) on Investments	14,257,592	(9,416,462)	(8,693)
Ending Investment Portfolio	$621,826,650	$467,981,699	$304,208,317

(1)
Includes PIK interest.

Asset Quality
In addition to various risk management and monitoring tools, Runway Growth Capital uses an investment rating system to characterize and monitor the quality of our debt investment portfolio. Equity securities (including warrants) and Treasury Bills are not graded. This debt investment rating system uses a five-level numeric scale. The following is a description of the conditions associated with each investment rating:
Investment Rating	Rating Definition
1	Performing above plan and/or strong enterprise profile, value, financial performance/coverage. Maintaining full covenant and payment compliance as agreed.
2
Performing at or reasonably close to plan. Acceptable business prospects, enterprise value, financial coverage. Maintaining key covenant and payment compliance as agreed. All new loans are initially graded Category 2.

3
Performing below plan of record. Potential elements of concern over performance, trends and business outlook. Loan-to-value remains adequate. Potential key covenant non-compliance. Full payment compliance.

4
Performing materially below plan. Non-compliant with material financial covenants. Payment default/deferral could result without corrective action. Requires close monitoring. Business prospects, enterprise value and collateral coverage declining. These investments may be in workout, and there is a possibility of loss of return but no loss of principal is expected.

5
Going concern nature in question. Substantial decline in enterprise value and all coverages. Covenant and payment default imminent if not currently present. Investments are nearly always in workout. May experience partial and/or full loss.

The following table shows the investment ratings of our debt investments at fair value as of June 30, 2021 and December 31, 2020 and 2019:
	As of June 30, 2021			As of December 31, 2020			As of December 31, 2019
Investment Rating	Fair Value	% of Total Portfolio	Number of Portfolio Companies	Fair Value	% of Total Portfolio	Number of Portfolio Companies	Fair Value	% of Total Portfolio	Number of Portfolio Companies
1	$—	—	—	$—	—	—	$—	—	—
2	411,945,661	66.7%	15	380,796,998	61.2%	15	217,278,446	46.4%	11
3	90,337,985	14.6%	5	90,459,846	14.5%	5	119,109,762	25.5%	8
4	14,830,196	2.4%	2	30,707,813	4.9%	2	8,870,625	1.9%	1
5	13,797,915	2.2%	1	—	—%	—	4,311,591	0.9%	1
	$530,911,757	86.0%	23	$501,964,657	80.7%	22	349,570,424	74.7%	21
The COVID-19 pandemic, to date, has had limited impact on the investment ratings of our debt investments, taken as a whole. However, the ongoing impact of the COVID-19 pandemic is uncertain and we can make no assurances that the COVID-19 pandemic will not have a negative impact on our investment portfolio in the future.
Loans and Debt Securities on Non-Accrual Status
Generally, when interest and/or principal payments on a loan become past due, or if we otherwise do not expect the borrower to be able to service its debt and other obligations, we will place the loan on non-accrual status and will generally cease recognizing interest income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest income is deemed to be collectible. As of June 30, 2021, we had six loans to Mojix, Inc. representing an aggregate principal funded of $11,000,000 at a fair market value of $10,913,998, on non-accrual status, which represents 2.28% of our net assets. As of December 31, 2020, we had six loans to Mojix, Inc. representing an aggregate principal funded of $11,000,000 at a fair market value of $8,961,080, on non-accrual status, which represents 1.92% of our net assets. As of December 31, 2019, we had two loans to Aginity, Inc. representing an aggregate principal funded of $9,000,000 at a fair market value of $4,311,589, on non-accrual status, which represents 1.15% of our net assets.
Results of Operations
An important measure of our financial performance is net increase/(decrease) in net assets resulting from operations, which includes net investment income/(loss), net realized gain/(loss) and net unrealized appreciation/(depreciation). Net investment income/(loss) is the difference between our income from interest, dividends, fees and other investment income and our operating expenses, including interest on borrowed funds. Net realized gain/(loss) on investments is the difference between the proceeds received from dispositions of portfolio investments and their amortized cost. Net unrealized appreciation/(depreciation) on investments is the net change in the fair value of our investment portfolio.

Comparison of the Three Months Ended June 30, 2021 and 2020
	Three Months Ended June 30, 2021		Three Months Ended June 30, 2020
	Total	Per Share(1)	Total	Per Share(1)
Investment income
Interest and dividend income	$18,618,785	$0.57	$11,633,251	$0.44
Other income	126,817	0.01	167,803	—
Total investment income	18,745,602	0.58	11,801,054	0.44
Operating expenses
Management fees	2,276,341	0.07	1,758,729	0.07
Incentive fees	2,836,303	0.09	905,858	0.03
Interest expense	761,815	0.02	23,082	—
Professional fees	429,902	0.02	383,360	0.02
Overhead allocation expense	208,736	0.01	161,665	0.01
Administration fees	92,760	—	121,369	—
Credit facility fees	419,216	0.01	199,993	0.01
Directors’ fees	69,250	—	60,250	—
Consulting fees	27,500	—	13,301	—
Tax expense	41	—	—	—
Insurance expense	23,275	—	26,438	—
General and administrative expenses	—	—	4,530	—
Other expenses	259,986	0.01	268,638	0.01
Total operating expenses	7,405,125	0.23	3,927,213	0.15
Net investment income	11,340,477	0.35	7,873,841	0.29
Realized gain (loss) on investments	(4,595,853)	(0.14)	203,854	0.01
Net change in unrealized appreciation (depreciation) on investments	(33,281)	(0.00)	5,496,594	0.21
Net increase in net assets resulting from operations	$6,711,343	0.21	$13,574,289	0.51

(1)
The basic per share figures noted above are based on weighted averages of 32,396,396 and 26,645,717 shares outstanding for the three months ended June 30, 2021 and 2020, respectively.

Investment Income
Our investment objective is to maximize total return to our stockholders primarily through current income on our loan portfolio, and secondarily through capital appreciation on our warrants and other equity positions. We intend to achieve our investment objective by investing in high growth-potential, private companies. We typically invest in senior secured and second lien secured loans that generally fall into two strategies: Sponsored Growth Lending and Non-Sponsored Growth Lending. Our Sponsored Growth Lending strategy also typically includes the receipt of warrants and/or other equity from venture-backed companies. We expect our investments in loans will generally range from between $5.0 million to $50.0 million, and the upper end of this range may increase as we raise additional capital.
We generate revenue in the form of interest on the loans we make and the debt securities that we hold and distributions and capital gains on other interests that we acquire in our portfolio companies. We expect that the debt we invest in will generally have stated terms of 36 to 60 months. Interest on debt securities is generally payable quarterly or semiannually, primarily based on a floating rate index, and subject to certain floors determined by market rates at the time the investment is made. In some cases, some of our investments may provide for deferred interest payments or PIK interest. The principal amount of the debt securities and any accrued but unpaid interest generally will become due at the maturity date. In addition, we may generate revenue in the form of commitment and other fees in connection with lending transactions. Original issue discounts and market discounts or premiums will be capitalized, and we will accrete or amortize such amounts as interest income. We record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on an accrual basis to the extent that we expect to collect such amounts.
Included in investment income are non-recurring fees primarily comprised of early prepayment fees and unamortized original issue discounts recorded as interest income. Other non-recurring income consisting of amendment fees, legal fees, reimburseable income, and any other fee income for services rendered, if any, are recorded as other income when earned.
Investment income for the three months ended June 30, 2021 and 2020 was $18,745,602 and $11,801,054, respectively, and includes non-recurring income of $2,966,937 and $160,293, respectively. The increase in investment income for the three months ended June 30, 2021 compared to the three months ended June 30, 2020 was primarily due to interest income and driven by our deployment of capital, increased invested balance, prepayments, and end-of-term payments, partially offset by falling market interest rates.
Operating Expenses
Our primary operating expenses include the payment of fees to Runway Growth Capital under the Advisory Agreement, our allocable portion of overhead expenses under the Administration Agreement, professional fees, and other operating costs described below. We bear all other out-of-pocket costs and expenses of our operations and transactions, including those relating to:
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fees and expenses related to public and private offerings;

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sales and repurchases of our securities;

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our pro-rata portion of fees and expenses related an initial public offering in connection with a future spin-off transaction;

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calculating our net asset value (including the cost and expenses of any independent valuation firm);

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fees and expenses payable to third parties, including agents, consultants or other advisers, in connection with monitoring financial and legal affairs for us and in providing administrative services, monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

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interest payable on debt incurred to finance our investments;

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sales and purchases of our common stock and other securities;

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investment advisory and management fees;

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administration fees payable under the Administration Agreement;

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transfer agent and custodial fees;

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federal and state registration fees;

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all costs of registration and listing our securities on any securities exchange;

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U.S. federal, state and local taxes;

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independent directors’ fees and expenses;

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costs of preparing and filing reports or other documents required by the SEC, the Financial Industry Regulatory Authority or other regulators;

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costs of any reports, proxy statements or other notices to stockholders, including printing costs;

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our allocable portion of any fidelity bond, directors’ and officers’ errors and omissions liability insurance, and any other insurance premiums;

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direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

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all other expenses incurred by us, our Administrator or Runway Growth Capital in connection with administering our business, including payments under the Administration Agreement based on our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.

Operating expenses for the three months ended June 30, 2021 and 2020 were $7,405,125 and $3,927,213, respectively. Operating expenses increased for the three months ended June 30, 2021 from the three months ended June 30, 2020 primarily due to an increase in incentive fees, management fees, and interest expense due to an increase in leverage utilization. Operating expenses per share for the three months ended June 30, 2021 and 2020 were $0.23 per share and $0.15 per share, respectively.
Incentive Fees
Incentive fees for the three months ended June 30, 2021 and 2020 were $2,836,303 and $905,858, respectively, incurred primarily due to net investment income. Incentive fees increased for the three months ended June 30, 2021 from the three months ended June 30, 2020 primarily due to an increase in net investment income arising from prepayments. $2,229,639 of the incentive fees for the three months ended June 30, 2021 were earned, payable in cash, and included under Accrued incentive fees on the Statement of Assets and Liabilities as of June 30, 2021. $606,664 of the incentive fees for the three months ended June 30, 2021 were deferred and accrued, and included in Accrued incentive fees on the Statement of Assets and Liabilities as of June 30, 2021. $686,221 of the incentive fees for the three months ended June 30, 2020 were earned, payable in cash, and included under Accrued incentive fees on the Statement of Assets and Liabilities as of June 30, 2020. $219,637 of the incentive fees for the three months ended June 30, 2020 were deferred and accrued, and included under Accrued incentive fees on the Statement of Assets and Liabilities as of June 30, 2020. Incentive fees related to PIK or deferred interest are accrued and payment is deferred until such interest is collected in cash. Incentive fees per share for the three months ended June 30, 2021 and June 30, 2020 were $0.09 and $0.03 per share, respectively.
Net Investment Income
Net investment income for the three months ended June 30, 2021 and 2020 was $11,340,477 and $7,873,841, respectively. Net investment income increased for the three months ended June 30, 2021 from the three months ended June 30, 2020, primarily due to an increase in interest income resulting from an increase in the size of the investment portfolio and an increase in prepayments. Net investment income per share for the three months ended June 30, 2021 and 2020 was $0.35 per share and $0.29 per share, respectively.
Net Realized Gain (Loss) on Investments
The net realized loss on investments of $4,595,853 for the three months ended June 30, 2021 was primarily due to the loss on a portion of our investment in the preferred stock of CareCloud, Inc. The net realized gain on investments of $203,854 for the three months ended June 30, 2020 was primarily due to the gain on our common stock of TriplePoint Venture Growth BDC Corp.
Net Change in Unrealized Appreciation (Depreciation) on Investments
Net change in unrealized depreciation on investments of $33,281 for the three months ended June 30, 2021 was primarily due to decreases in the fair value of our senior secured loans to Pivot3 Holdings, Inc. and our investment in the preferred stock of Pivot3 Holdings, Inc. This was partially offset by an increase in the fair value of our investment in the common stock of Ouster, Inc. The net change in unrealized appreciation on investments of $5,496,594 for the three months ended June 30, 2020 was primarily due to increases in the fair value of our senior secured loan to Scale Computing, Inc., our preferred stock and warrants in MTBC, Inc., and our common stock in Hercules Capital, Inc.
Net Increase in Net Assets Resulting from Operations
We had a net increase in net assets resulting from operations of $6,711,343 for the three months ended June 30, 2021, as compared to a net increase in net assets resulting from operations of $13,574,289 for the three months ended June 30, 2020. The net decrease in net assets resulting from operations for the three months ended June 30, 2021 from the three months ended June 30, 2020 was primarily due a decrease in unrealized appreciation in our portfolio for the three months ended June 30, 2021.
Comparison of the Six Months Ended June 30, 2021 and 2020
	Six Months Ended June 30, 2021		Six Months Ended June 30, 2020
	Total	Per Share(1)	Total	Per Share(1)
Investment income
Interest and dividend income	$34,927,146	$1.09	$26,024,295	$0.99
Other income	241,230	0.01	597,616	0.02
Total investment income	35,168,376	1.10	26,621,911	1.01
Operating expenses
Management fees	4,345,550	0.14	3,295,677	0.13
Incentive fees	3,812,007	0.12	3,220,976	0.12
Interest expense	1,489,730	0.05	187,494	0.01
Professional fees	646,065	0.02	721,173	0.03
Overhead allocation expense	406,119	0.01	345,983	0.01
Administration fees	240,860	0.01	245,680	0.01
Credit facility fees	709,201	0.02	378,722	0.01
Directors’ fees	134,000	—	128,000	—
Consulting fees	42,500	—	30,301	—
Tax expense	41	—	1,319	—
Insurance expense	46,551	—	52,876	—
General and administrative expenses	929	—	28,250	—
Other expenses	472,612	0.02	468,032	0.02
Total operating expenses	12,346,165	0.39	9,104,483	0.34
Net investment income	22,822,211	0.71	17,517,428	0.67
Realized (loss) on investments	(4,795,077)	(0.15)	(6,513,408)	(0.25)
Net change in unrealized appreciation (depreciation) on investments	(1,944,463)	(0.06)	4,317,513	0.16
Net increase in net assets resulting from operations	$16,082,671	0.50	$15,321,533	0.58

(2)
The basic per share figures noted above are based on weighted averages of 31,953,287 and 26,266,501 shares outstanding for the six months ended June 30, 2021 and 2020, respectively.

Investment Income
Investment income for the six months ended June 30, 2021 and 2020 was $35,168,376 and $26,621,911, respectively, and includes non-recurring income of $3,569,046 and $2,848,465, respectively. The increase in investment income for the six months ended June 30, 2021 compared to the six months ended June 30, 2020 was primarily due to interest income and driven by our deployment of capital, increased invested balance, prepayments, and end-of-term payments, partially offset by falling market interest rates.
Operating Expenses
Operating expenses for the six months ended June 30, 2021 and 2020 were $12,346,165 and $9,104,483, respectively. Operating expenses increased for the three months ended June 30, 2021 from the six months ended June 30, 2020 primarily due to an increase in incentive fees, management fees, and interest expense due to an increase in leverage utilization. Operating expenses per share for the six months ended June 30, 2021 and 2020 were $0.39 per share and $0.34 per share, respectively.
Incentive Fees
Incentive fees for the six months ended June 30, 2021 and 2020 were $3,812,007 and $3,220,976, respectively, incurred primarily due to net investment income. Incentive fees increased for the three months ended June 30, 2021 from the six months ended June 30, 2020 primarily due to an increase in net investment income arising from prepayments. $2,968,870 of the incentive fees for the six months ended June 30, 2021 were earned, payable in cash, and included under Accrued incentive fees on the Statement of Assets and Liabilities as of June 30, 2021. $843,137 of the incentive fees for the six months ended June 30, 2021 were deferred and accrued, and included in Accrued incentive fees on the Statement of Assets and Liabilities as of June 30, 2021. $2,532,754 of the incentive fees for the six months ended June 30, 2020 were earned, payable in cash, and included under Accrued incentive fees on the Statement of Assets and Liabilities as of June 30, 2020. $688,222 of the incentive fees for the six months ended June 30, 2020 were deferred and accrued, and included under Accrued incentive fees on the Statement of Assets and Liabilities as of June 30, 2020. Incentive fees related to PIK or deferred interest are accrued and payment is deferred until such interest is collected in cash. Incentive fees per share for the six months ended June 30, 2021 and June 30, 2020 were $0.12 and $0.12 per share, respectively.
Net Investment Income
Net investment income for the six months ended June 30, 2021 and 2020 was $22,822,211 and $17,517,428, respectively. Net investment income increased for the six months ended June 30, 2021 from the six months ended June 30, 2020, primarily due to an increase in interest income resulting from an increase in the size of the investment portfolio and an increase in prepayments. Net investment income per share for the six months ended June 30, 2021 and 2020 was $0.71 per share and $0.67 per share, respectively.
Net Realized (Loss) on Investments
The net realized loss on investments of $4,795,077 for the six months ended June 30, 2021 was primarily due to the loss on a portion of our investment in the preferred stock of CareCloud, Inc. The net realized loss on investments of $6,513,408 for the six months ended June 30, 2020 was primarily due to the loss on our senior secured loan to Aginity, Inc.
Net Change in Unrealized Appreciation (Depreciation) on Investments
Net change in unrealized depreciation on investments of $1,944,463 for the six months ended June 30, 2021 was primarily due to decreases in the fair value of our senior secured loans to Pivot3 Holdings, Inc. and our investment in the preferred stock of Pivot3 Holdings, Inc. This was partially offset by an increase in the fair value of our investment in the common stock of Ouster, Inc. The net change in unrealized appreciation on investments of $4,317,513 for the six months ended June 30, 2020 was primarily due to increases in the fair value of our preferred stock and warrants in MTBC, Inc., and our common stock in Hercules Capital, Inc.
Net Increase in Net Assets Resulting from Operations
We had a net increase in net assets resulting from operations of $16,082,671 for the six months ended June 30, 2021, as compared to a net increase in net assets resulting from operations of $15,321,533 for the six months ended June 30, 2020. The net increase in net assets resulting from operations for the six months ended June 30, 2021 from the six months ended June 30, 2020 was primarily due to an increase in interest income resulting from an increase in the size of the investment portfolio and an increase in prepayments.

Comparison of the Years Ended December 31, 2020, 2019 and 2018
	Year Ended December 31, 2020		Year Ended December 31, 2019		Year Ended December 31, 2018
	Total	Per Share(1)	Total	Per Share(1)	Total	Per Share(1)
Investment income
Interest and dividend income	$55,458,426	$2.01	$54,450,955	$2.91	$19,565,467	$2.10
Other income	2,167,877	0.08	688,181	0.04	1,190,587	0.13
Total investment income	57,626,303	2.09	55,139,136	2.95	20,756,054	2.23
Operating expenses
Management fees	6,831,566	0.25	5,105,009	0.27	4,812,500	0.52
Incentive fees	7,260,656	0.26	8,349,449	0.45	1,411,324	0.15
Interest expense	1,064,150	0.04	1,186,466	0.06	532,732	0.06
Professional fees	1,156,550	0.04	975,688	0.05	700,019	0.08
Overhead allocation expense	677,958	0.02	855,889	0.05	454,337	0.05
Administration fees	515,891	0.02	490,022	0.03	209,761	0.02
Credit facility fees	735,674	0.03	478,731	0.03	—	—
Directors’ fees	248,500	0.01	222,154	0.01	208,000	0.02
Consulting fees	58,634	0.00	110,328	0.01	66,933	0.01
Tax expense	1,319	0.00	99,549	0.01	186,782	0.02
Insurance expense	105,192	0.00	96,296	0.01	96,062	0.01
General and administrative expenses	28,557	0.00	26,264	0.00	101,984	0.01
Other expenses	871,939	0.03	689,460	0.04	269,203	0.03
Total operating expenses	19,556,586	0.71	18,685,305	1.00	9,049,637	0.97
Net investment income	38,069,717	1.38	36,453,831	1.95	11,706,417	1.26
Realized gain (loss) on investments	(5,347,409)	(0.19)	609,031	0.03	59,792	0.01
Net change in unrealized appreciation (depreciation) on investments	14,257,592	0.52	(9,416,462)	(0.50)	(8,693)	0.00
Net increase in net assets resulting from operations	$46,979,900	1.70	$27,646,400	1.48	$11,757,516	1.26

(1)
Noted above are based on weighted averages of 27,617,425, 18,701,021, and 9,300,960 shares outstanding for the years ended December 31, 2020, 2019, and 2018, respectively.

Investment Income
Investment income for the years ended December 31, 2020, 2019, and 2018 was $57,626,303, $55,139,136, and $20,756,054, respectively, due primarily to interest income earned on our portfolio investments. The increase in interest income for the year ended December 31, 2020 from the year ended December 31, 2019, and for the year ended December 31, 2019 from the year ended December 31, 2018 was driven by our deployment of capital, increased invested balance, prepayments, and end of term payments, partially offset by falling market interest rates.
Operating expenses for the years ended December 31, 2020, 2019 and 2018 were $19,556,586, $18,685,305 and $9,049,637, respectively. Operating expenses increased for the year ended December 31, 2020 from the year ended December 31, 2019 primarily due to increased management fees paid to Runway Growth Capital, professional fees, credit facility fees, and other expenses. Operating expenses increased for the year ended

December 31, 2019 from the year ended December 31, 2018 primarily due to increased management fees and incentive fees paid to Runway Growth Capital, overhead allocation expense, consulting fees, directors’ fees, interest expense, administration fees, and other expenses. Incentive fees for the years ended December 31, 2019 and December 31, 2018 increased primarily due to the increase in investment income, as discussed in more detail below. The increases in management fees were driven by our deployment of capital and increasing invested balance. The increase in interest expense was a result of an increase in borrowings under our Credit Facilities (as defined below) to fund investments. The increase in overhead allocation expense was driven by allocation of Runway Growth Capital personnel, time, and resources utilized on fund activity. Operating expenses per share for the years ended December 31, 2020, 2019 and 2018 were $0.71 per share, $1.00 per share and $0.97 per share, respectively.
Incentive Fees
Incentive fees for the years ended December 31, 2020, 2019, and 2018 were $7,260,656, $8,349,449, and $1,411,324, respectively. $1,748,171 of the incentive fees for the year ended December 31, 2020 were earned, payable in cash, and included in accrued incentive fees in the statement of assets and liabilities as of December 31, 2020. $1,853,351 of the incentive fees for the year ended December 31, 2020 were deferred and accrued, and included in accrued incentive fees in the statement of assets and liabilities as of December 31, 2020. $1,586,533 of the incentive fees for the year ended December 31, 2019 were earned, payable in cash, and included in accrued incentive fees in the statement of assets and liabilities as of December 31, 2019. $1,891,676 of the incentive fees for the year ended December 31, 2019 were deferred and accrued, and included in accrued incentive fees in the statement of assets and liabilities as of December 31, 2019. $711,868 of the incentive fees for the year ended December 31, 2018 were earned, payable in cash, and included in accrued incentive fees in the statement of assets and liabilities as of December 31, 2018. $359,698 of the incentive fees for the year ended December 31, 2018 were deferred and accrued, and included in accrued incentive fees in the statement of assets and liabilities as of December 31, 2018. Incentive fees related to paid-in-kind or deferred interest are accrued and payment is deferred until such interest is collected in cash. Incentive fees per share for the years ended December 31, 2020, 2019, and 2018 were $0.26 per share, $0.45 per share, and $0.15 per share, respectively.
Net Investment Income
Net investment income for the years ended December 31, 2020, 2019 and 2018 was $38,069,717, $36,453,831, and $11,706,417, respectively. Net investment income increased for the year ended December 31, 2020 from the year ended December 31, 2019 primarily due to increased interest income earned on our portfolio investments, partially offset by increased management fees and incentive fees and the other operating expenses discussed above. The decrease in early terminations, and accompanying decrease in prepayment fees and associated income, may have been negatively impacted by the COVID-19 pandemic and the associated disruption in the capital markets and merger and acquisition markets. Net investment income increased for the year ended December 31, 2019 from the year ended December 31, 2018 primarily due to increased interest income earned on our portfolio investments, partially offset by increased management fees and incentive fees and the other operating expenses discussed above. Net investment income per share for the years ended December 31, 2020, 2019 and 2018 were $1.38 per share, $1.95 per share and $1.26 per share, respectively.
Net Realized Gain (Loss) on Investment
The net realized loss on investments of $5,347,409 for the year ended December 31, 2020 was primarily due to the loss on our senior secured loan to Aginity, Inc. The net realized gain on investments of $609,031 for the year ended December 31, 2019 was primarily due to the gain on the sale of preferred stock warrant in Drawbridge, Inc. and redemption of warrant for membership interest in Mobius Imagine, LLC, partially offset by a loss our warrants for preferred stock on RedSeal, Inc. The net realized gain on investments of $59,792 for the year ended December 31, 2018 was primarily due to the gain on our warrants for preferred stock of Placecast, Inc.
Net Change in Unrealized Appreciation (Depreciation) on Investments
Net change in unrealized appreciation on investments of $14,257,593 for the year ended December 31, 2020 was primarily due to increases in the fair value of our senior secured loans to Aria Systems, Inc. and our warrants for preferred stock or common stock of Ouster, Inc., MTBC, Inc., and Aspen Group Inc. This increase was offset by the decreases in the fair value of senior secured loans to Circadence Corporation and Pivot3, Inc., and our preferred stock in MTBC, Inc. Net change in unrealized depreciation on investments of  $9,416,462 for the year ended December 31, 2019 was primarily due to increases in the fair value of our senior secured loans to eSilicon Corporation and Realwear, Inc., our preferred stock in Aria Systems, Inc. and our warrants for preferred stock of Aria Systems, Inc. and eSilicon Corporation. This increase was offset by the decreased in the fair value of senior secured loans to Aginity, Inc., CareCloud Corporation, and Mojix Inc., and our warrants for common or preferred stock of All Clear ID, Inc., Mojix Inc. and zSpace, Inc. The net change in unrealized depreciation on investments of $8,693 for the year ended December 31, 2018 was primarily due to increases in the fair value of our senior secured loans to AllClear ID, Inc. and eSilicon Corporation, our preferred stock in Aria Systems, Inc. and our warrants for preferred stock of Aria Systems, Inc., eSilicon Corporation, Mojix Inc. and ShareThis, Inc. This increase was partially offset by decreases in the fair value of our senior secured loans to Aginity, Inc., Aria Systems, Inc., CareCloud Corporation, and Mojix Inc., and our warrants for common or preferred stock of AllClear ID, Inc., Aspen Group Inc., Mojix Inc. and SendtoNews Video, Inc.
The COVID-19 pandemic and its ongoing impact on economic activity and capital market volatility has impacted the fair market values of our investments. As of December 31, 2020, numerous variables used in the valuation process reflected the impact of the COVID-19 pandemic, such as market comparables, market volatility, discount rates and credit spreads; however, the dynamic nature of the COVID-19 pandemic and ability of portfolio companies to assess its impact on future performance may not be fully incorporated into our assumptions.
Net Increase in Net Assets Resulting from Operations
We had a net increase in net assets resulting from operations of $46,979,900 for the year ended December 31, 2020, as compared to a net increase in net assets resulting from operations of  $27,646,400 and $11,757,516 for the years ended December 31, 2019 and December 31, 2018, respectively. The net increase in net assets resulting from operations for the year ended December 31, 2020 from the year ended December 31, 2019 is attributable to increases in the fair value of our senior secured loans to Aria Systems, Inc. and our warrants for preferred stock or common stock of Ouster, Inc., MTBC, Inc., and Aspen Group Inc. The net increase in net assets resulting from operations for the year ended December 31, 2019 from the year ended December 31, 2018 is attributable to increased interest income earned on our portfolio investments and the gain on our warrants for preferred stock or units on Drawbridge, Inc. and Mobius Imagine, LLC. The net increase in net assets resulting from operations for the year ended December 31, 2018 from the year ended December 31, 2017 is attributable to increased interest income earned on our portfolio investments and the gain on our warrants for preferred stock of Placecast, Inc.
Financial Condition, Liquidity and Capital Resources
We generate cash primarily from the net proceeds of the offering of our securities and cash flows from our operations, including investment sales and repayments as well as income earned on investments and cash equivalents. We may also fund a portion of our investments through borrowings under the Credit Facilities (discussed below). We expect that we may also raise cash from any financing arrangements we may enter into in the future and any future offerings of our equity or debt securities. We may fund a portion of our investments through borrowings from banks and issuances of senior securities, which may be secured or unsecured, through registered offerings or private placements. Our primary use of funds is to make investments in eligible portfolio companies, pay our operating expenses and make distributions to holders of our common stock.
During the six months ended June 30, 2021, cash and cash equivalents decreased to $892,584 from $14,886,246 as of December 31, 2020. This decrease was primarily the result of the purchase of investments in portfolio companies for $133,681,004 and U.S. Treasury Bills for $54,999,849 and was partially offset by the sales of investments in portfolio companies, the maturity of U.S. Treasury Bills, the issuance of common stock, and net borrowings under the Credit Agreement.
During the year ended December 31, 2020, cash and cash equivalents decreased to $14,886,246, from $45,799,672 as of December 31, 2019. This decrease was primarily the result of the purchase of investments in portfolio companies for $272,532,493 and U.S. Treasury Bills for $276,000,012 and was partially offset by sales of investments in portfolio companies, the maturity of U.S. Treasury Bills, the issuance of common stock, and borrowings under our Credit Facilities.
During the year ended December 31, 2019, cash and cash equivalents increased to $45,799,672, from $2,527,474 as of December 31, 2018. This increase was primarily the result of the purchase of investments in portfolio companies for $241,669,802 and U.S. Treasury Bills for $315,836,640 and was partially offset by sales of investments in portfolio companies, the maturity of U.S. Treasury Bills, the issuance of common stock, and borrowings under our Credit Facilities.
Equity Activity
We have the authority to issue 100,000,000 shares of common stock, $0.01 par value per share.
On October 8, 2015, we issued 1,667 shares of our common stock to R. David Spreng, our President, Chief Executive Officer and Chairman of our Board, for an aggregate purchase price of $25,000. Additionally, as of June 30, 2021, we have issued 22,564 shares of our common stock to Runway Growth Holdings LLC, an affiliate of Runway Growth Capital. The remaining shares were issued in connection with the Initial Private Offering, the Second Private Offering, or pursuant to our dividend reinvestment plan, as follows:
Issuance Date	Shares Issued	Price Per Share	Gross Proceeds
December 22, 2016	333,333	$15.00	$5,000,000
April 19, 2017	1,000,000	15.00	15,000,000
June 26, 2017	1,666,667	15.00	25,000,000
September 12, 2017	2,666,667	15.00	40,000,000
December 22, 2017	3,000,000	15.00	45,000,000
May 31, 2018(1)	70,563	14.82	1,045,570
August 31, 2018(1)	117,582	14.92	1,754,244
September 27, 2018	1,997,337	15.02	30,000,000
November 15, 2018(1)	202,779	15.07	3,055,498
January 14, 2019	4,344,964	15.19	66,000,000
March 26, 2019(1)	326,431	15.14	4,942,168
May 21, 2019(1)	374,783	15.13	5,670,467
May 24, 2019	3,232,189	15.16	49,000,000
July 16, 2019(1)	464,986	15.13	7,035,236
August 26, 2019(1)	480,121	14.76	7,088,143
October 15, 2019	1,666,667	15.00	25,000,000
November 12, 2019(1)	43,979	14.76	649,123
December 20, 2019	3,333,333	15.00	50,000,000
December 23, 2019(1)	487,166	14.52	7,073,650
March 20, 2020(1)	575,132	14.58	8,385,423
March 31, 2020	21,021	15.00	315,308
May 21, 2020(1)	529,020	14.25	7,538,541
August 6, 2020(1)	550,639	14.41	7,934,712
October 15, 2020	3,333,333	15.00	50,000,000
November 12, 2020(1)	593,692	14.46	8,584,772
March 19, 2021(1)	618,815	14.84	9,183,220
March 24, 2021	20,461	15.00	306,911
May 13, 2021(1)	637,127	14.77	9,410,371
Total	32,688,787		$489,973,357

(1)
Shares were issued as part of the dividend reinvestment plan.

Contractual Obligations
At June 30, 2021, the Company had $122,560,569 in unfunded loan commitments to provide debt financing to eleven portfolio companies. The Company’s management believes that its available cash balances, availability under the Credit Agreement and/or ability to drawdown capital from investors provides sufficient funds to cover its unfunded commitments as of June 30, 2021.
	Payments Due By Period
	Total	Less than 1 year	1 – 3 years	3 – 5 years	More than 5 years
Reverse repurchase agreement(1)	$19,900,000	$19,900,000	$—	$—	$—
Credit facilities(2)	117,000,000	117,000,000	—	—	—
Total	$136,900,000	$136,900,000	$—	$—	$—

(1)
Reverse repurchase agreement relates to the purchase of the U.S. Treasury Bill on margin. The reverse repurchase agreement purchased was subsequently repaid in July 2021.

Borrowings
Credit Agreement
On May 31, 2019, we entered into the Credit Agreement. The Credit Agreement provides for borrowings up to a maximum aggregate principal amount of $100 million, subject to availability under a borrowing base that is determined by the number and value of eligible loan investments in the collateral, applicable advance rates and concentration limits, and certain of our cash and cash equivalent holdings. The Credit Agreement has an accordion feature that allows us to increase the aggregate commitments up to $200 million, subject to new or existing lenders agreeing to participate in the increase and other customary conditions. Current capital markets dislocation and economic uncertainty associated with the COVID-19 pandemic may impact our ability to access the accordion features of the Credit Agreement. Borrowings under the Credit Agreement bear interest on a per annum basis equal to a three-month adjusted LIBOR rate (with a LIBOR floor of zero), plus an applicable margin rate that varies from 3.00% to 2.50% per annum depending on utilization and other factors. During the availability period, the applicable margin rate (i) is 3.00% per annum for interest periods during which the average utilization is less than 60% and (ii) varies from 3.00% to 2.50% per annum when the average utilization equals or exceeds 60% (with 3.00% applying when the eligible loans in the collateral consist of 9 or fewer unaffiliated obligors, 2.75% applying when the eligible loans consist of between 10 and 29 unaffiliated obligors, and 2.50% applying when the eligible loans consist of 30 or more unaffiliated obligors). During the amortization period, the applicable margin rate will be 3.00%. If certain eurodollar disruption events occur, then borrowings under the Credit Agreement will bear interest on a per annum basis equal to (i) a base rate instead of LIBOR that is set at the higher of (x) the federal funds rate plus 0.50% and (y) the prime rate, plus (ii) the applicable margin rate discussed above. Interest is payable quarterly in arrears. We also pay unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Agreement, as well as a minimum earnings fee of 3.00% that will be payable annually in arrears, starting on May 31, 2021, on the average unused commitments below 60% of the aggregate commitments during the preceding 12-month period. The availability period under the Credit Agreement expires on May 31, 2022 and is followed by a two-year amortization period. The stated maturity date under the Credit Agreement is May 31, 2024. The Credit Agreement is secured by a perfected first priority security interest in substantially all of our assets and portfolio investments.
During the fourth quarter of 2020, we amended the Credit Agreement and others to increase its size to $215 million, increase the accordion feature to $300 million, add additional lenders, modify certain pricing elements and other provisions.
During the second quarter of 2021, we further amended the Credit Agreement to: (i) allow the Company to incur permitted indebtedness without the prior written consent of the Administrative Agent, subject to the limitations described in the Credit Agreement; (ii) increase the accordion amount under the Credit Agreement from a $300 million maximum aggregate commitment amount to a $350 million maximum aggregate commitment amount; and (iii) amend certain other terms of the Credit Agreement.
During the six months ended June 30, 2021, we drew down $93,000,000 on the Credit Agreement and repaid $75,000,000, of which $117,000,000 remains outstanding at June 30, 2021. At June 30, 2021, interest was accruing at a rate of 3.50%. During the year ended December 31, 2020, we drew down $200,500,000 on the Credit Agreement and repaid $162,500,000 of which $99,000,000 remained outstanding at December 31, 2020. At December 31, 2020, interest was accruing at a rate of 3.22%. During the year ended December 31, 2019, the Company drew down $162,250,000 on the Credit Agreement and Credit Facilities and repaid $160,750,000, of which $61,000,000 remained outstanding at December 31, 2019. At December 31, 2019 interest was accruing at a rate of 5.10% per annum.
Off-Balance Sheet Arrangements
We currently have no off-balance sheet arrangements, including any risk management of commodity pricing or other hedging practices.
Distributions
To the extent that we have funds available, we intend to make quarterly distributions to our stockholders. Our stockholder distributions, if any, will be determined by our Board. Any distribution to our stockholders will be declared out of assets legally available for distribution. We anticipate that distributions will be paid from income primarily generated by interest and dividend income earned on investments made by us. We maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. During the six months ended June 30, 2021, we declared dividends in the amount of $23,482,930, of which $4,889,338 was distributed in cash and the remainder distributed in shares to stockholders pursuant to our dividend reinvestment plan. During the year ended December 31, 2020, we declared and paid dividends in the amount of $39,709,233, of which $7,265,784 was distributed in cash and the remainder distributed in shares to stockholders pursuant to our dividend reinvestment program.
The timing and amount of our distributions, if any, will be determined by our Board and will be declared out of assets legally available for distribution. The following table shows the dividends per share declared since our formation through June 30, 2021.
Date Declared	Record Date	Payment Date	Amount per Share
May 3, 2018	May 15, 2018	May 31, 2018	$0.15
July 26, 2018	August 15, 2018	August 31, 2018	$0.25
November 1, 2018	October 31, 2018	November 15, 2018	$0.35
March 22, 2019	March 22, 2019	March 26, 2019	$0.40
May 2, 2019	May 7, 2019	May 21, 2019	$0.45
May 2, 2019	May 31, 2019	July 16, 2019	$0.46
July 30, 2019	August 8, 2019	August 26, 2019	$0.45
September 27, 2019	September 30, 2019	November 12, 2019	$0.04
December 9, 2019	December 10, 2019	December 23, 2019	$0.40
March 5, 2020	March 6, 2020	March 20, 2020	$0.40
May 7, 2020	May 8, 2020	May 21, 2020	$0.35
August 5, 2020	August 6, 2020	August 20, 2020	$0.36
October 1, 2020	October 1, 2020	November 12, 2020	$0.38
March 4, 2021	March 5, 2021	March 19, 2021	$0.37
April 29, 2021	April 30, 2021	May 13, 2021	$0.37

Critical Accounting Policies
Basis of Presentation
The preparation of the financial statements and related disclosures in conformity with U.S. GAAP requires our management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and revenues and expenses during the period reports. Actual results could materially differ from those estimates. We believe that our most critical accounting policies, which are those that are most important to the portrayal of our financial condition and results of operations and require management’s most difficult, subjective and complex judgments, include the valuation of investments and our election to be treated, and intent to qualify annually, as a RIC.
Valuation of Investments
We measure the value of our portfolio investments at fair value in accordance with ASC Topic 820, Fair Value Measurements (“ASC Topic 820”) issued by the FASB. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.
The Audit Committee assists our Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, our Board, with the assistance of the Audit Committee, Runway Growth Capital and its senior investment team and independent valuation agents, is responsible for determining, in good faith, the fair value of such portfolio investments in accordance with the valuation policy approved by our Board. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. We consider a range of fair values based upon the valuation techniques utilized and select the value within that range that was most representative of fair value based on current market conditions as well as other factors Runway Growth Capital’s senior investment team considers relevant.
Our Board makes this fair value determination on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
•
Level 1 — Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

•
Level 2 — Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

•
Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.
With respect to investments for which market quotations are not readily available, our Board undertakes a multi-step valuation process each quarter, as described below:
•
Our quarterly valuation process begins with each portfolio company investment being initially valued by Runway Growth Capital’s investment professionals that are responsible for the portfolio investment;

•
Preliminary valuation conclusions are then documented and discussed with Runway Growth Capital’s senior investment team;

•
At least once annually, the valuation for each portfolio investment is reviewed by one or more independent valuation firms. Certain investments, however, may not be evaluated by the applicable independent valuation firm if the net asset value and other aspects of such investments in the aggregate do not exceed certain thresholds;

•
The Audit Committee then reviews these preliminary valuations from Runway Growth Capital and the applicable independent valuation firm, if any, and makes a recommendation to our Board regarding such valuations; and

•
Our Board reviews the recommended preliminary valuations and determines the fair value of each investment in our portfolio, in good faith, based on the input of Runway Growth Capital, the applicable independent valuation firm and the Audit Committee.

Our investments are primarily loans made to high growth-potential companies focused in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these types of debt instruments and, thus, Runway Growth Capital’s senior investment team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.
Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Company is evaluating the impact of adopting Rule 2a-5 on the financial statements and intends to comply with the new rule’s requirements on or before the compliance date in September 2022.
Investment Valuation Techniques
Debt Investments.   To determine the fair value of our debt investments, we compare the cost basis of the debt investment, which includes OID, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions that are similar in nature to our investments, in order to determine a comparable range of effective market interest rates for our investments. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.

This valuation process includes, among other things, evaluating the underlying investment performance, the portfolio company’s current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Significant increases or decreases in these unobservable inputs could result in a significantly higher or lower fair value measurement; however, a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in these unobservable inputs; however, a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in these unobservable inputs.
Under certain circumstances, we may use an alternative technique to value the debt investments to be acquired by us that better reflects the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arms-length transaction, the use of multiple probability-weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.
Warrants.   Fair value of warrants is primarily determined using a Black Scholes option-pricing model. Privately held warrants and equity-related securities are valued based on an analysis of various factors including, but not limited to, the following:
•
Underlying enterprise value of the issuer is estimated based on information available, including any information regarding the most recent rounds of issuer funding. Valuation techniques to determine enterprise value include market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company’s capital structure to determine enterprise value. Valuation techniques are also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques take into account the rights and preferences of the portfolio company’s securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the portfolio. Such techniques include Option Pricing Models, or “OPM,” including back-solve techniques, Probability Weighted Expected Return Models, or “PWERM,” and other techniques as determined to be appropriate.

•
Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on comparable publicly traded companies within indices similar in nature to the underlying company issuing the warrant. Significant increases (decreases) in this unobservable input could result in a significantly lower (higher) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.

•
The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Significant increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.

•
Other adjustments, including a marketability discount on private company warrants, are estimated based on our judgment about the general industry environment. Significant increases (decreases) in this unobservable input could result in a significantly lower (higher) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.

•
Historical portfolio experience on cancellations and exercises of warrants are utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or IPOs, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.
Under certain circumstances we may use an alternative technique to value warrants that better reflects the warrants’ fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arms-length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.
These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the fair value of investments that do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a fair value may then be determined.
Equity Investments.   The fair value of an equity investment in a privately held company is initially the face value of the amount invested. We adjust the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing subsequent to our investment. We may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. We may also reference comparable transactions and/or secondary market transactions in connection with our determination of fair value. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the fair value of investments that do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a fair value may then be determined.
Fair Value
The Company’s assets measured at fair value on a recurring basis subject to the requirements of ASC Topic 820 at June 30, 2021 and December 31, 2020 and 2019 were as follows:
	As of June 30, 2021
	Level 1	Level 2	Level 3	Total
Portfolio Investments
Common Stock	$737,971	$14,324,110	$—	$15,062,081
Corporate Bonds	—	—	—	—
Senior Secured Term Loans	—	—	530,911,757	530,911,757
Preferred Stock	15,770,278	—	1,478,566	17,248,844
Warrants	—	27,365	24,367,115	24,394,480
Total Portfolio Investments	16,508,249	14,351,475	556,757,438	587,617,162
U.S. Treasury Bill	29,999,881	—	—	29,999,881
Total Investments	$46,508,130	$14,351,475	$556,757,438	$617,617,043

	As of December 31, 2020
	Level 1	Level 2	Level 3	Total
Portfolio Investments
Common Stock	$—	$521,940	$—	$521,940
Corporate Bonds	—	333,453	—	333,453
Senior Secured Term Loans	—	—	501,964,657	501,964,657
Preferred Stock	13,230,000	1,429,600	1,336,268	15,995,868
Warrants	—	—	33,008,672	33,008,672
Total Portfolio Investments	13,230,000	2,284,993	536,309,597	551,824,590
U.S. Treasury Bill	70,002,060	—	—	70,002,060
Total Investments	$83,232,060	$2,284,993	$536,309,597	$621,826,650
	As of December 31, 2019
	Level 1	Level 2	Level 3	Total
Portfolio Investments
Senior Secured Term Loans	$—	$—	$349,570,424	$349,570,424
Preferred Stock	—	—	437,515	437,515
Warrants	—	—	18,008,337	18,008,337
Total Portfolio Investments	—	—	368,016,276	368,016,276
U.S. Treasury Bill	99,965,423	—	—	99,965,423
Total Investments	$99,965,423	$—	$368,016,276	$467,981,699
Investment Transactions and Related Investment Income
Security transactions, if any, are recorded on a trade-date basis. We measure realized gains or losses from the repayment or sale of investments using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. We report changes in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation (depreciation) on investments on the statement of operations.
Dividends are recorded on the applicable ex-dividend date. Interest income, if any, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that we expect to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity or warrants obtained in conjunction with our debt investments, loan origination fees, end of term payments, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income, which is included as amortized cost of the investment; the unearned income from such fees is accreted over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized loan origination fees, end of term payments and unamortized market discounts are recorded as interest income.
Management and Incentive Fees
We accrue for base management fees and incentive fees. The accrual for incentive fees includes the recognition of incentive fees on unrealized capital gains, even though such incentive fees are neither earned nor payable to Runway Growth Capital until the gains are both realized and in excess of unrealized depreciation on investments. See “Management and Other Agreements — Compensation of the Adviser.”
Income Taxes
We have elected to be treated, have qualified and intend to qualify annually, as a RIC under Subchapter M of the Code. Generally, a RIC is not subject to U.S. federal income taxes on distributed income and gains if it distributes at least 90% of its net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, to its stockholders. So long as we qualify, and maintain our status, as a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute at least annually to our stockholders as dividends. Rather, any tax liability related to income earned by us represents obligations of our investors and will not be reflected in the financial statements of the Company. We intend to make sufficient distributions to maintain our RIC tax treatment each year and we do not anticipate paying any material U.S. federal income taxes in the future.
Recent Developments
We evaluated events subsequent to June 30, 2021 through September 27, 2021.
Effective July 1, 2021, we placed three loans to Pivot3 Holdings, Inc. on non-accrual status, representing an aggregate principal funded of $26,201,092 at a fair market value of $13,797,915 and comprises 2.89% of the investment portfolio as of June 30, 2021. On July 20, 2021, we also received cash proceeds of $5,000,000 from the sale of a portion of assets held by Pivot3 Holdings, Inc.
On July 1, 2021, Aria Systems, Inc. prepaid its outstanding principal balance of $28,500,000. In addition, we received cash proceeds of $1,658,136 in conjunction with end-of-term-payments, prepayment fees, and interest for total proceeds of $30,158,136.
On July 19, 2021, we declared a dividend of $0.34 per share payable on August 12, 2021 to shareholders of record as of July 20, 2021. We set June 30, 2021 as the valuation date for shares issued in connection with the dividend pursuant to our dividend reinvestment plan.
On August 4, 2021, we entered into an amendment to the Credit Agreement to clarify the fee payment schedule and to amend certain other terms of the Credit Agreement.
On August 12, 2021, the Board appointed Joseph McDermott to serve as the Chief Compliance Officer of the Company, effective immediately, in place of Carl Rizzo who previously served in such position. Mr. McDermott serves as the Company’s Chief Compliance Officer pursuant to an agreement with Alaric Compliance Services LLC, a compliance consulting firm.
On August 16, 2021, the Board adopted Articles of Amendment for the purpose of amending the Company’s current Articles of Amendment and Restatement in order to change its corporate name to “Runway Growth Finance Corp.” from “Runway Growth Credit Fund Inc.” In addition, on August 16, 2021, the Board approved Amended and Restated Bylaws (the “Amended and Restated Bylaws”), to be effective as of August 19, 2021. The Amended and Restated Bylaws delete any reference to “Runway Growth Credit Fund Inc.” and insert “Runway Growth Finance Corp.” in lieu thereof.
On September 15, 2021, the Company delivered an optional capital drawdown notice (the “Option Notice”) to its investors relating to the investors remaining unfunded capital commitments. The Option Notice provided investors with the ability to elect to either (i) fund their remaining unfunded capital commitment in full or (ii) not fund their remaining unfunded capital commitment without being considered in default under the terms of the subscription agreement, in either case by returning the Option Notice to the Company no later than September 20, 2021. Pursuant to the Option Notice, the Company sold 1,265,128 shares of common stock, par value $0.01 per share for an aggregate offering price of $18,976,917. The sale is expected to close on or about September 29, 2021.
On September 23, 2021, the Company entered into a license agreement (the “License Agreement”) with Runway Growth Capital (the “Licensor”), pursuant to which the Licensor granted the Company a non-exclusive, royalty free license to use the “Runway Growth Finance” name. Under the License Agreement, the Company has the right to use such name for so long as the Licensor, or one of its affiliates, remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Runway Growth Finance” name or logo.
Quantitative and Qualitative Disclosures about Market Risk
We commenced investment activities in portfolio securities during the quarter ended June 30, 2017 and commenced investment activities in U.S. Treasury Bills during the quarter ended December 31, 2016.

We are subject to financial market risk, including changes in the valuations of our investment portfolio. Market risk includes risks that arise from changes in interest rates, commodity prices, equity prices and other market changes that affect market sensitive instruments. The prices of securities held by us may decline in response to certain events, including those directly involving the companies we invest in; conditions affecting the general economy; overall market changes; legislative reform; local, regional, national or global political, social or economic instability; and interest rate fluctuations.
Valuation Risk
Our investments may not have a readily available market price, and we value these investments at fair value as determined in good faith by our Board in accordance with our valuation policy. There is no single standard for determining fair value in good faith. As a result, determining fair value requires that judgment be applied to the specific facts and circumstances of each portfolio investment while employing a consistently applied valuation process for the types of investments we make. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may fluctuate from period to period. Because of the inherent uncertainty of valuation, these estimated values may differ significantly from the values that would have been used had a ready market for the investments existed, and it is possible that the difference could be material.
Interest Rate Risk
Interest rate risk is defined as the sensitivity of our current and future earnings to interest rate volatility, variability of spread relationships, the difference in re-pricing intervals between our assets and liabilities and the effect that interest rates may have on our cash flows. Changes in the general level of interest rates can affect our net interest income, which is the difference between the interest income earned on interest earning assets and our interest expense incurred in connection with our interest-bearing debt and liabilities. Changes in interest rates can also affect, among other things, our ability to acquire and originate loans and securities and the value of our investment portfolio. Our net investment income is affected by fluctuations in various interest rates, including LIBOR and prime rates. In connection with the COVID-19 pandemic, the U.S. Federal Reserve and other central banks have reduced certain interest rates and LIBOR has decreased. In a prolonged low interest rate environment, including a reduction of LIBOR to zero, the difference between the total interest income earned on interest earning assets and the total interest expense incurred on interest bearing liabilities may be compressed, reducing our net interest income and potentially adversely affecting our operating results.
We typically expect that interest rates on the investments held in our portfolio will be based on LIBOR, with many of these investments also having a LIBOR floor. As of June 30, 2021, 97.0%, or $530,414,099 (at cost), of our debt portfolio investments bore interest at variable rates, which are U.S. Prime Rate or LIBOR-based and subject to certain floors, and one of our debt portfolio investments bore interest at a fixed rate. Interest rate floors are established based on prevailing rates at the time of the investment. As a policy, any interest above the cash cap, if applicable, as determined on an individual loan basis, will accrue to principal and be treated as PIK interest. A hypothetical 200 basis point increase or decrease in the interest rates on our variable-rate debt investments could increase our investment income by a maximum of $5,302,210 and decrease our investment income by a maximum of $0, due to certain floors, on an annual basis. In a low interest rate environment, debt investments with interest rate floors substantially in excess of current prevailing interest rates may be more likely to experience early termination.
Borrowings under the Credit Facilities bear interest, at our election at the time of drawdown, at a rate per annum equal to the LIBOR rate for the applicable interest period, subject to a LIBOR rate floor of 0.50%, plus 3.00%.
On March 5, 2021, the United Kingdom’s Financial Conduct Authority (the “FCA”), which regulates LIBOR, announced that (i) 24 LIBOR settings would cease to exist immediately after December 31, 2021 (all seven euro LIBOR settings; all seven Swiss franc LIBOR settings; the Spot Next, 1-week, 2-month, and 12-month Japanese yen LIBOR settings; the overnight, 1-week, 2-month, and 12-month sterling LIBOR settings; and the 1-week and 2-month US dollar LIBOR settings); (ii) the overnight and 12-month US LIBOR settings would cease to exist after June 30, 2023; and (iii) the FCA would consult on whether the remaining nine LIBOR settings should continue to be published on a synthetic basis for a certain period using the FCA’s proposed new powers that the UK government is legislating to grant to them. Central banks and regulators in a number of major jurisdictions (for example, United States, United Kingdom, European Union, Switzerland and Japan) have convened working groups to find, and implement the transition to, suitable replacements for interbank offered rates. To identify a successor rate for U.S. dollar LIBOR, the Alternative Reference Rates Committee (“ARRC”), a U.S.-based group convened by the Federal Reserve Board and the Federal Reserve Bank of New York, was formed. The ARRC has identified the Secured Overnight Financing Rate (“SOFR”) as its preferred alternative rate for LIBOR. SOFR is a measure of the cost of borrowing cash overnight, collateralized by U.S. Treasury securities, and is based on directly observable U.S. Treasury-backed repurchase transactions. Although SOFR appears to be the preferred replacement rate for U.S. dollar LIBOR, at this time, it is not possible to predict the effect of any such changes, any establishment of alternative reference rates or other reforms to LIBOR that may be enacted in the United States, United Kingdom or elsewhere or, whether the COVID-19 pandemic will have further effect on LIBOR transition plans.
The elimination of LIBOR or any other changes or reforms to the determination or supervision of LIBOR could have an adverse impact on the market for or value of any LIBOR-linked securities, loans, and other financial obligations or extensions of credit held by or due to us or on our overall financial condition or results of operations. In addition, if LIBOR ceases to exist, we may need to renegotiate agreements extending beyond 2021 with our portfolio companies that utilize LIBOR as a factor in determining the interest rate, in order to replace LIBOR with the new standard that is established, which may have an adverse effect on our overall financial condition or results of operations. Following the replacement of LIBOR, some or all of these agreements may bear interest a lower interest rate, which could have an adverse impact on our results of operations. Moreover, if LIBOR ceases to exist, we may need to renegotiate certain terms of our credit facilities. If we are unable to do so, amounts drawn under our credit facilities may bear interest at a higher rate, which would increase the cost of our borrowings and, in turn, affect our results of operations. The COVID-19 pandemic may also adversely impact the timing of many firms’ LIBOR transition planning. We continue to assess the potential impact of the COVID-19 pandemic on our LIBOR transition plans.
Because we currently borrow, and plan to borrow in the future, money to make investments, our net investment income would be dependent upon the difference between the rate at which we borrow funds and the rate at which we invest the funds borrowed. Accordingly, there can be no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income if there is not a corresponding increase in interest income generated by our investment portfolio.
We regularly measure exposure to interest rate risk. We assess interest rate risk and manage interest rate exposure on an ongoing basis by comparing our interest rate sensitive assets to our interest rate sensitive liabilities. We may hedge against interest rate and currency exchange rate fluctuations by using standard hedging instruments such as futures, options and forward contracts subject to the requirements of the 1940 Act. While hedging activities may insulate us against adverse changes in interest rates, they may also limit our ability to participate in benefits of lower interest rates with respect to our portfolio of investments with fixed interest rates.
In addition, any investments we make that are denominated in a foreign currency will be subject to risks associated with changes in currency exchange rates. These risks include the possibility of significant fluctuations in the foreign currency markets, the imposition or modification of foreign exchange controls and potential illiquidity in the secondary market. These risks will vary depending upon the currency or currencies involved, and may be exacerbated by the COVID-19 pandemic and its impact on foreign financial markets.

BUSINESS
Runway Growth Finance Corp.
We are a specialty finance company focused on providing senior secured loans to high growth-potential companies in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. We partner with established venture capital sponsors and directly with entrepreneurs seeking funding to accelerate growth. We are managed by our Adviser, Runway Growth Capital, an experienced provider of growth financing for dynamic, mid-to-late and growth stage companies. Our investment objective is to maximize our total return to our stockholders primarily through current income on our loan portfolio and secondarily through capital appreciation on our warrants and other equity positions, by providing our portfolio companies with financing solutions that are more flexible than traditional credit and less dilutive than equity. As of June 30, 2021, we had an investment portfolio, including U.S. Treasury Bills, of $618 million at fair value, and a net asset value of $478 million. We and Runway Growth Capital have a strategic relationship with Oaktree, a leading global alternative investment management firm with expertise in credit strategies and $156 billion of assets under management as of June 30, 2021.
We are structured as an externally managed, non-diversified closed-end management investment company that has elected to be regulated as a BDC under the 1940 Act. We have also elected to be treated as a RIC under Subchapter M of the Code, have qualified, and intend to continue to qualify annually for treatment as a RIC. See “Certain U.S. Federal Income Tax Considerations.”
Our Adviser
We are externally managed by our Adviser, Runway Growth Capital. Runway Growth Capital was formed in 2015 to pursue an investment strategy focused on providing growth financing for dynamic, mid-to-late and growth stage companies. David Spreng, our Chairman, Chief Executive Officer and President, formed our Adviser following a more than 25-year career in venture capital investing and lending. Runway Growth Capital has 18 employees across four offices in the United States, including six investment professionals focused on origination activities and five focused on underwriting and managing our investment portfolio. Our Adviser consistently demonstrates a credit first culture while maintaining, what we believe, is an admirable reputation among borrowers for industry knowledge, creativity, and understanding of the challenges often faced by mid-to-late stage and growth companies.
Runway Growth Capital’s senior executive team has on average more than 26 years of experience, and its investment professionals, including origination and underwriting, have on average 23 years of experience. Our Adviser has built its team with investment professionals who have deep industry experience, a track record of successful originations and outcomes across the venture debt and venture and private equity spectrums, along with rich experience in working with and understanding high-growth companies from both an investor’s and an operator’s perspective. Runway Growth Capital was a finalist in 2020 by Private Debt International for Specialty Finance Lender of the Year, and members of the Adviser’s team have been recognized for their accomplishments by both Venture Capital Journal and Private Debt International. Numerous business and financial journals seek our Adviser’s investment team’s commentary and insights on the venture debt market and life sciences industry.
Runway Growth Capital is registered with the SEC under the Advisers Act. Subject to the overall supervision of our Board, our Adviser manages our day-to-day operations and provides us with investment advisory services pursuant to the Advisory Agreement. Pursuant to the Advisory Agreement, we pay Runway Growth Capital a fee for its investment advisory and management services consisting of two components: a base management fee and an incentive fee. The cost of the base management fee and incentive fee are each borne by our stockholders. See “Management and Other Agreements — Compensation of the Adviser.”
Our Administrator
We have entered into the Administration Agreement with our Administrator, a wholly-owned subsidiary of Runway Growth Capital, pursuant to which our Administrator is responsible for furnishing us with office facilities and equipment and provides us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. For more information, see “Management and Other Agreements — Administration Agreement.”

Oaktree Strategic Relationship
In December 2016, we and Runway Growth Capital entered into a strategic relationship with Oaktree. Oaktree is a leading global alternative investment management firm with expertise in credit strategies and $156 billion in assets under management as of June 30, 2021. The firm emphasizes an opportunistic, value-oriented and risk-controlled approach to investments in credit, private equity, real assets and listed equities. The firm has over 1,000 employees and offices in 19 cities worldwide. In 2019, Brookfield acquired a majority interest in Oaktree. Together, Brookfield and Oaktree provide investors with one of the most comprehensive offerings of alternative investment products available today.
As part of our strategic relationship, OCM Growth, which is managed by Oaktree, has purchased 18,763,829 shares of our common stock for an aggregate purchase price of $280.9 million as of June 30, 2021. Pursuant to an irrevocable proxy, the shares of our common stock held by OCM Growth must be voted in the same manner that our other stockholders vote their shares. OCM Growth has a right to nominate a member of our Board for election for so long as OCM Growth holds shares of our common stock in an amount equal to, in the aggregate, at least one-third (33.33%) of OCM Growth’s initial $125 million capital commitment, which percentage shall be determined based on the dollar value of the shares of common stock owned by OCM Growth. OCM Growth holds the right to appoint a nominee to the Board, subject to the conditions previously described, regardless of the Company's size (e.g., assets under management or market capitalization) or the beneficial ownership interests of other stockholders. Further, to the extent OCM Growth's share ownership falls below one-third of its initial $125 million capital commitment under any circumstances, OCM Growth will no longer have the right to appoint a director nominee and will use reasonable efforts to cause such nominee to resign immediately (subject to his or her existing fiduciary duties). Brian Laibow, Co-Head of North America & Managing Director Opportunities at Oaktree, serves on our Board as OCM Growth’s director nominee and is considered an interested director.
In addition, OCM Growth owns a minority interest in Runway Growth Capital and has the right to appoint a member of Runway Growth Capital’s board of managers as well as a member of Runway Growth Capital’s Investment Committee. Mr. Laibow serves on Runway Growth Capital’s board of managers and investment committee on behalf of OCM Growth. See “Related Party Transactions and Certain Relationships.”
We believe our strategic relationship with Oaktree provides us with access to additional resources and relationships that are incremental to our already expansive network of venture backed companies and venture capital sponsors and additive to our operations.
Our Portfolio
From the commencement of operations in December 2016 through June 30, 2021, we made total commitments of $1,051 million to fund investments in 47 portfolio companies, invested $903 million in debt and equity investments, excluding U.S. Treasury Bills, and realized 23 investments. Of the $1,051 million total commitments since inception, 8.5% are related to upsizes from existing borrowers. As of June 30, 2021, our debt investment portfolio consisted of 24 debt investments in 23 portfolio companies with an aggregate fair value of $530.9 million, while our equity portfolio consisted of 40 warrant positions in 31 portfolio companies, four preferred stock positions in four portfolio companies and three common stock positions in three portfolio companies with an aggregate fair value of $56.7 million. As of June 30, 2021, 100.0%, or $530.9 million, of our debt investment portfolio at fair value consisted of senior term loans and 100.0% of our debt investments were secured by a first lien on all or a portion of the tangible and intangible assets of the applicable portfolio company. The debt investments in our portfolio are generally not rated by any rating agency. If the individual debt investments in our portfolio were rated, they would generally be rated below “investment grade.” Securities rated below investment grade are often referred to as “high yield” securities and “junk bonds,” and are considered “high risk” and speculative in nature compared to debt instruments that are rated investment grade.
Certain of the loans we make to portfolio companies have financial maintenance covenants, which are intended to protect lenders from adverse changes in a portfolio company’s financial performance. Venture lenders, in general, focus on a limited set of key financial performance metrics, including minimum liquidity, performance to plan, and investor abandonment, in lieu of a full set of financial performance covenants that do not meaningfully assess the risk of companies at the stage of development of companies in which venture lenders typically invest. As such, many of our loans could be considered covenant-lite by traditional lending standards. capiltaize have made and may in the future make or obtain significant exposure to “covenant-lite” loans, which generally are loans that do not require a borrower to comply with of financial maintenance covenants. Generally, covenant-lite loans permit borrowers more opportunity to negatively impact lenders because their covenants are incurrence-based, which means they are only tested and can only be breached following certain actions of the borrower, rather than by a deterioration in the borrower’s financial condition. Accordingly, because we make and have exposure to covenant-lite loans, we may have less protection from borrower actions and may have a greater risk of loss on such investments as compared to investments in or exposure to loans with financial maintenance covenants.
Our portfolio is largely comprised of mid-to-late and growth stage companies. At June 30, 2021, based on the fair value of our investments, 77% of our portfolio companies were backed by well recognized venture capital sponsors and 23% were backed by well-regarded entrepreneurs, or no longer require institutional equity investment, including publicly traded small-cap companies. As of June 30, 2021, our portfolio companies demonstrated the following characteristics as of the time of origination:
• Weighted average operating history:	13 years
• Weighted average enterprise value:	$252 million
• Weighted average revenue:	$76 million
• Weighted average loan-to-enterprise value:	13.5%
Portfolio fair value as a percentage of net assets by geography
(as of June 30, 2021)

Note:
Canada investments represent <1% of fair value and are not depicted in the chart.

Portfolio fair value as a percentage of net assets by industry
(as of June 30, 2021)

Note:
The following industries cumulatively represent less than 1% of our portfolio and are not depicted in the chart: System Software, Advertising and Computer & Electronic Retail.

Portfolio fair value as a percentage of total portfolio by investment type
(as of June 30, 2021)

Note:
Excludes U.S. Treasury Bills.

As of June 30, 2021, we had unfunded commitments of $122.6 million to our existing portfolio companies, of which $16.8 million is available to be drawn based on agreed upon business and financial milestones. We believe that our available cash balances, availability under the Credit Agreement (as defined below) and/or ability to drawdown capital from investors provides sufficient funds to cover our unfunded commitments as of June 30, 2021.
For the three and six months ended June 30, 2021, our debt investment portfolio had a dollar-weighted annualized yield of 15.25% and 14.11%, respectively. We calculate the yield on dollar-weighted debt investments for any period measured as (1) total related investment income during the period divided by (2) the daily average of the fair value of debt investments outstanding during the period. As of June 30, 2021, our debt investments had a dollar-weighted average outstanding term of 46 months at origination and a dollar-weighted average remaining term of 32 months, or approximately 2.7 years. As of June 30, 2021, substantially all of our debt investments had an original committed principal amount of between $6 million and $65 million, repayment terms of between 34 months and 60 months and pay cash interest at annual interest rates of between 8.55% and 12.50%.
The following table shows our dollar-weighted annualized yield by investment type for the three and six months ended June 30, 2021 and June 30, 2020:
	Fair Value(1)				Cost(2)
	Three Months Ended		Six Months Ended		Three Months Ended		Six Months Ended
	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020	June 30, 2021	June 30, 2020
Investment type:
Debt investments	15.25%	14.52%	14.11%	16.12%	15.09%	14.17%	13.97%	15.73%
Equity investments	2.76%	4.87%	2.73%	3.76%	3.31%	4.66%	3.34%	3.61%
All investments	14.08%	13.53%	13.05%	14.89%	14.17%	13.17%	13.15%	14.51%

(1)
We calculate the dollar-weighted annualized yield on average investment type for any period as (a) total related investment income during the period divided by (b) the daily average of the fair value of the investment type outstanding during the period. The dollar-weighted annualized yield represents the portfolio yield and will be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

(2)
We calculate the dollar-weighted annualized yield on average investment type for any period as (a) total related investment income during the period divided by (b) the daily average of the investment type outstanding during the period, at amortized cost. The dollar-weighted annualized yield represents the portfolio yield and will be higher than what investors will realize because it does not reflect our expenses or any sales load paid by investors.

Realized Gross Internal Rate of Return
Since we began investing in May 2017 through June 30, 2021, our exited investments have resulted in an aggregate cash flow realized gross IRR to us of 17.6% (based on total capital invested of $330 million and total proceeds from these exited investments of $403 million). Over 90% percent of these exited investments resulted in an aggregate cash flow realized gross IRR to us of 12% or greater.
IRR is a measure of our discounted cash flows (inflows and outflows). Specifically, IRR is the discount rate at which the net present value of all cash flows is equal to zero. That is, IRR is the discount rate at which the present value of total capital invested in each of our investments is equal to the present value of all realized returns from that investment. Our IRR calculations are unaudited.
Capital invested, with respect to an investment, represents the aggregate principal basis allocable to the realized investment, net of any upfront fees paid at closing for the term loan portion of the investment.
Realized returns, with respect to an investment, represents the total cash received with respect to each investment, including all amortization payments, interest, dividends, prepayment fees, accrued interest, and other fees and proceeds.

Gross IRR, with respect to an investment, is calculated based on the dates that we invested capital and dates we received distributions, regardless of when we made distributions to our shareholders. Initial investments are assumed to occur at time zero.
Gross IRR reflects historical results relating to our past performance and is not necessarily indicative of our future results. In addition, gross IRR does not reflect the effect of management fees, expenses, incentive fees or taxes borne, or to be borne, by us or our shareholders, and would be lower if it did.
Aggregate cash flow realized gross IRR on our exited investments reflects only invested and realized cash amounts as described above, and does not reflect any unrealized gains or losses in our portfolio.
Our portfolio has included many companies that are leaders in their businesses or markets, have demonstrated strong growth through differentiated technology, and have generated interest from the public equity market and strategic buyers. These current and former portfolio companies include:
Certain Current Portfolio Companies
Technology-Application Software	Provides a cloud-based billing and monetization platform for enterprise companies that wish to sell products via subscription, usage based, and other recurring revenue business models.
Other-Internet Retail	E-commerce company that offers ethical and environmentally responsible, conflict free diamonds and fine jewelry.
Other-Specialized Consumer Services	Leader in the personal credit management space. The company helps users access, understand and improve, leverage and protect their credit / credit scores.
Technology-System Software
Develops and offers a cloud-based payroll platform, managed services, and treasury services to provide end-to-end payroll solutions to multinational organizations. The company’s platform offers accurate, standardized payroll processing in over 120 countries, through a single SaaS platform, which enables organizations to increase efficiency, streamline compliance, and achieve greater visibility into payroll.

Technology-Application Software
Premier information services company focused on global policy and market intelligence. By combining AI technology, expert analysis, and legislative, regulatory, and geopolitical data, FiscalNote is reinventing the way that organizations minimize risk and capitalize on opportunity.

Technology-Computer & Electronics Retail	Consumer product design, development and e-commerce company focused on providing unique “enthusiast” grade products at attractive prices in multiple verticals.
Technology-Application Software
Vertical software platform for the home, providing software and services to home services companies, such as home inspectors, insurance carriers, moving companies, utility companies, warranty companies, and others.

Former Portfolio Companies
Technology-Media
Data company that provides cross-device consumer identity management and mapping primarily to advertisers. The data product connects users with devices from various data sources in order to deepen insights into the customer profile. In 2019, Microsoft acquired Drawbridge’s machine learning techniques to bolster LinkedIn’s marketing platform.

Technology- Semiconductor
Semiconductor Value Chain Producer that provides a comprehensive suite of ASIC (custom chips supplied exclusively to one customer) design, productization and manufacturing services, enabling a flexible, low-cost, lower-risk path to volume production of integrated circuits. In 2019, eSilicon was acquired by Inphi and Synopsys.

Healthcare-Technology Equipment	Offers innovative products and services in Orthopedics, Medical and Surgical, and Neurotechnology and Spine that help improve patient and hospital outcomes. In 2019, Stryker acquired Mobius Imaging.
Technology-Hardware, Storage & Peripherals	Light Detection and Ranging (lidar) company that produces high-resolution 3D lidar sensors for use in autonomous vehicles, robotics, drones, mapping, defense, and security systems.
Investment Strategy and Approach
Our investment objective is to maximize our total return to our stockholders primarily through current income on our loan portfolio and secondarily through capital appreciation on our warrants and other equity positions. We invest in senior secured term loans and other senior debt obligations and may on occasion invest in second lien loans. We have and continue to expect to acquire warrants and other equity securities from portfolio companies in connection with our investments in loans to these companies.
We focus on lending to mid-to-late and growth stage companies in technology, life sciences, healthcare information and services, business services, and other high-growth industries.
We are typically the sole lender to our portfolio companies, and do not actively syndicate the loans we originate to other lenders nor do we participate in syndications built by other lenders.

We originate our investments through two strategies: Sponsored Growth Lending and Non-Sponsored Growth Lending. In addition to our core strategy of providing sponsored growth lending and non-sponsored growth lending, we may also opportunistically participate in the secondary markets for investments that are consistent with our broader strategy.
Sponsored Growth Lending.   Our Sponsored Growth Lending strategy generally includes loans to mid-to-late and growth stage companies that are already backed by established venture capital firms. Our Sponsored Growth Lending strategy typically includes the receipt of warrants and/or other equity from these venture-backed companies.
We believe that our Sponsored Growth Lending strategy is particularly attractive because the loans we make typically have higher investment yields relative to lending to larger, more mature companies and usually include additional equity upside potential. We believe our Sponsored Growth Lending strategy:
•
provides us access to many high-quality companies backed by top-tier venture capital and private equity investors;

•
delivers consistent returns through double-digit loan yields; and

•
often offers us the ability to participate in equity upside of portfolio companies through the acquisition of warrants.

During the COVID-19 pandemic, we shifted our origination efforts to focus primarily on lending transactions with private equity companies with substantial equity backing from recognized venture sponsors. We generally target companies with annual revenues of at least $15.0 million.
Non-Sponsored Growth Lending.   Our Non-Sponsored Growth Lending generally includes loans to mid-to-late and growth stage, private companies that are funded directly by entrepreneurs and founders, or companies that no longer require institutional equity investment (which may selectively include publicly traded companies). We refer to these target borrowers as “non-sponsored growth companies,” and we generally target such companies with annual revenue of at least $20 million per year.
Generally, financing available to these non-sponsored companies is predicated on the underlying value of the business’s assets, in an orderly liquidation scenario, and/or the entrepreneur’s own personal financial resources. These options frequently provide insufficient capital to fund growth plans and do not consider the underlying enterprise value of the business which may be substantial relative to the value of tangible assets deployed in the business. We are frequently the only senior lender to non-sponsored growth companies and evaluate business fundamentals, the commitment of the entrepreneur and secondary sources of repayment in our underwriting approach.
Typical terms
We believe that our lending approach reduces the potential volatility inherent in financing high growth-potential companies. We structure our investments with the following attributes, which we expect to be included in most of the loans of our investment strategies, to construct an attractive risk and reward profile for our portfolio. Typical terms of our Sponsored Growth Lending and Non-Sponsored Growth Lending strategies include: loan-size ranges from $10 million to $50 million;
•
additional loan availability in the form of delayed draw features which are subject to the attainment of pre-identified business and financial related milestones;

•
a low ratio of leverage to enterprise value;

•
short total repayment periods: typically 48 to 60 months or less;

•
may provide for interest-only (12 to 24 months) or moderate loan amortization in the initial period of the loan;

•
unlevered yield-to-maturity (i.e., the total return anticipated on a debt investment if it is held until maturity) generally ranging from 10% to 14%, which may include closing fees, current interest payments, success fees upon exit, an end-of-term payment, prepayment fees if applicable and/or a PIK interest payment;

•
interest rate typically indexed to LIBOR or the Prime floating;

•
floors are typically set at the greater of 0.50% or the relevant reference rate at the time of closing;

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senior secured lien on the borrower’s assets, including a pledge on or a promise by the borrower to not pledge the borrower’s intellectual property to another individual or lender;

•
executed deposit account control agreement, which allows the company to access and direct proceeds from the borrower’s deposit accounts in the case of loan defaults;

•
limited and/or flexible covenant structures and, with certain affirmative and negative covenants, default penalties, lien protection, investor abandonment provisions, material adverse change provisions, change-of-control provisions, restrictions on additional use of leverage, and reimbursement for upfront and regular internal and third-party expenses and prepayment penalties; and

•
warrants to acquire preferred or common stock in the borrower that allow us to participate in any equity appreciation and enhance our overall returns, typically up to 1.5% of fully diluted shares outstanding.

We seek to construct a balanced portfolio with diversification among sponsored and non-sponsored transactions, diversification among sponsors within the Sponsored Growth Lending strategy, diversification among industry, geography, and stage of development, all contributing to a favorable risk adjusted return for the portfolio viewed as a whole. Throughout the COVID-19 pandemic, we shifted our origination efforts to focus primarily on lending transactions with private companies with substantial equity backing from recognized venture sponsors. Borrowers tend to use the proceeds of our financings to invest in sales and marketing, expand capacity of the overall business or refinance existing debt.
As a BDC, we are generally limited in our ability to invest in any portfolio company in which Runway Growth Capital or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions. On August 10, 2020, we, Runway Growth Capital, and certain other funds and accounts sponsored or managed by Runway Growth Capital were granted the Order that permits us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by Runway Growth Capital or its affiliates in a manner consistent with the our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by Runway Growth Capital or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Order, a majority of our independent directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our and is consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. See “Risk Factors — Risks Related to Our Conflicts of Interest.”
Investment Pipeline
Since our Adviser’s inception, Runway Growth Capital has reviewed more than $19 billion in qualified transactions that are consistent with our investment mandate and has had initial contact with the prospective borrower or its representatives. Through 2021, our Adviser has reviewed more than $3.9 billion in qualified transactions and currently has transactions with total commitment value of nearly $1.4 billion in various stages of our origination and underwriting process. Our Adviser’s investment team is continuously in various stages of reviewing and evaluating other debt financing opportunities with other prospective borrowers. We cannot assure you that these opportunities will successfully pass our investment selection and diligence process, or that we will be awarded the opportunities by these prospective borrowers.
Market Opportunity
We believe that the market environment is favorable for us to continue to pursue an investment strategy primarily focused on mid-to-late stage and high-growth companies in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries.

Focus on Innovative Companies Across a Variety of High-Growth Industries
Diversified high growth-potential industries: We target companies active in industries that support high growth-potential. Our Sponsored Growth Lending strategy is focused on the largest industry sectors where venture capital investors are active, primarily technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. These sectors’ continued growth is supported mostly by ongoing innovation and performance improvements in specific products as well as the adoption of innovative technologies and services across virtually all industries in response to competitive pressures. Term debt has been a loan product used by many of the largest, most successful venture-backed companies.
2020 Venture Capital Invested by Primary Industry Sector

Source: Pitchbook-NVCA Venture Monitor data, March 2021
Sponsored and Non-Sponsored Lending Represents an Attractive Source of Funding
Sponsored Growth Lending:   An attractive market opportunity exists for a lender that invests in secured loans to mid-to-late and growth stage companies that have not yet achieved profitability. Sponsored growth lending provides an attractive source of funds for venture-backed companies, their management teams, and their equity capital investors, as it:
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is typically less dilutive and complements equity financing from venture capital and private equity funds;

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often extends the time period during which a company can operate before seeking additional equity capital or pursuing a sale transaction or other liquidity event; and

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primarily allows companies to better match cash sources with uses.

Non-Sponsored Growth Lending:   An attractive market opportunity exists for a lender that invests in secured loans to mid-to-late and growth stage companies that have reached profitability and need long-term growth capital but do not want the challenges that come with selling equity to venture capital or private equity firms. Non-Sponsored Growth Lending often provides all or some of the following benefits to our borrowers:
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access to growth capital without the requirement to take on institutional-size investments that may exceed the company’s capital requirements;

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tax deductible interest payments;

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no significant operational involvement;

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no personal guarantees;

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very modest dilution, if any; and

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no loss of managerial control or forced redemption.

Potential benefits to lenders in Sponsored and non-sponsored investments include:
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loan support in the form of cash proceeds from equity capital invested by venture capital and private equity firms with the goal of building enterprise value;

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interest rates that are usually higher than rates portfolio companies could secure if they could borrow from commercial financing institutions, which normally require asset coverage and operating cash flow covenants;

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relatively rapid amortization of loans;

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senior ranking to equity and collateralization of loans to minimize potential loss of capital; and

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potential equity appreciation through warrants.

Large and Growing Market for Debt Financing to Venture Capital-Backed Companies
Healthy, stable venture environment: Approximately 12,000 companies received venture capital financing in 2020, according to Pitchbook-NVCA, and approximately 27.5% of these transactions were first-round financings. The number of venture capital financings has averaged over 10,000 for the past ten years and, during this period, approximately one-third of these transactions were first time financings. Since 2006, the annual level of venture deal volume has increased to a record of more than $166 billion of total volume in 2020 and is on pace to exceed that amount in 2021. Despite the broader economic challenges of 2020, particularly due to the COVID-19 pandemic, we believe there is evidence of a healthy, stable venture environment where venture capital investment is consistently flowing into high-potential growth companies, and in particular, technology-related companies. The significant increase in investment amounts beginning in 2014 through 2020 is largely the result of growth investments in later-stage companies that are staying private longer. The venture debt lending market, as defined in the Q1 2021 Pitchbook-NVCA Venture Monitor, is estimated at $29.8 billion or roughly 18.3% of total U.S. venture capital deal value. This represents a 24.4% compound annual rate of growth in venture debt deal value since 2011 and an increase, as a percent of venture capital deal value, from 9.2% to 17.9%.
We believe that these statistics validate a substantial market opportunity and simultaneously support availability of capital for repayment. Based on our experience, many sponsored-growth loans are repaid from proceeds of new venture-equity financing, a trend that we expect to continue. A report published by Pitchbook-NVCA found (1) strong deal activity during the first quarter of 2021 ($69.0 billion of venture equity funded, representing a 105% increase over the average first quarter deal volume since 2018), (2) first quarter 2021 venture capital total fundraising of $32.7 billion (compared to average annual fundraising of $69.9 billion since 2018), and (3) dry powder is sitting at all-time highs.

Annual Venture Capital Activity — Deal Volume ($ in billions) and Deal Count

Source:
Pitchbook-NVCA Venture Monitor data, June 2021.

*As of June 2021.
Growing pool of target companies:   The average time from initial venture capital investment to transaction exit of such investment, either by an initial public offering (IPO) or merger and acquisition transaction, has lengthened considerably. According to the Pitchbook-NVCA 2016 Yearbook, in 1998 the average number of years from initial venture investment to IPO of a U.S. venture capital-backed company was 3.1 years and the average number of years from initial venture investment to M&A transaction was 4.5 years. These numbers have steadily increased and have averaged 6.6 years and 6.1 years, respectively, from 2017 through 2020. According to the Q1 2021 Pitchbook- NVCA Venture Monitor, the current average time from initial venture investment to exit transaction is now 5.8 years. Exit transactions are a small proportion of companies financed by venture capital each year. As a result, the pool of target companies has grown larger with increased demand.
Highly Fragmented, Underserved Market with High Barriers to Entry
Unfulfilled demand and limited competition:   Many viable venture-backed companies have been unable to obtain sufficient growth financing from traditional lenders, such as commercial banks or asset-based finance companies, because traditional lenders normally underwrite to tangible asset values and/or operating cash flows. If such firms do provide financing, their loans normally contain financial performance covenants stipulating tangible asset coverages or setting standards of operating performance that do not apply to our target companies. Because sponsored growth lending and non-sponsored growth lending require specialized underwriting and investment structures that fit the distinct characteristics of venture-backed companies and non-sponsored growth companies, more traditional lending approaches largely do not apply to these companies. We also believe that our relationship-based approach to investing helps us to assess and manage investment risks and determine appropriate pricing for our debt investments in portfolio companies.
Competitive Advantages
We believe we are well positioned to address the market for growth lending in a manner that will result in a competitive advantage over other established sponsored growth lenders. We believe our competitive strengths and key differentiators include:
Experienced, Proven Management Team Supported by a Deep Bench of Dedicated Investment Professionals.   The investment professionals of Runway Growth Capital have on average over 23 years of experience as venture capitalists and lenders who have developed a disciplined, repeatable approach to investing and managing investments in high potential growth businesses. We believe that the experience, relationships and disciplined investment and risk management processes of Runway Growth Capital’s investment professionals are a competitive advantage for us.

Our President and Chief Executive Officer, David Spreng, who is also the founder, Chief Executive Officer and Chief Investment Officer of Runway Growth Capital, has a unique combination of experience as a senior executive of a $20 billion asset management firm and over 25 years as a venture capital equity and debt investor. For the past 20 years, Mr. Spreng has been a leader in applying risk management processes to investing in equity and debt of small, fast-growing, private companies. Our Chief Financial Officer, Thomas Raterman, has more than 30 years of corporate finance, investment banking, private equity and financial executive management experience with rapidly growing entrepreneurial companies. Greg Greifeld, Managing Director and Head of Credit at Runway Growth Capital, has over 12 years of lending, venture capital, and investment management experience. Our Managing Director and Head of Origination, Mark Donnelly, also has over 15 years of experience in venture capital and private equity and experience in origination of new investment opportunities. Finally, Rob Lake, Managing Directors and Head of Life Sciences, has over 28 years of life science and venture capital debt experience and in the past decade has deployed over $1.5 billion of debt to life science and health care companies.
Runway Growth Capital has a broad team of professionals focused on every aspect of the investment lifecycle. Runway Growth Capital has origination, underwriting and portfolio monitoring teams that manage and oversee the investment process from identification of investment opportunity through negotiations of final term sheet and investment in a portfolio company followed by active portfolio monitoring. The team members serving investment management and oversight functions have significant operating experience and are not associated with origination functions to avoid any biased views of performance. This structure helps originators focus on identifying investment opportunities while other team members continue building relationships with our portfolio companies.
Provide Capital to Robust, High-Growth Venture-backed Companies.   We believe we are favorably positioned within the venture lending ecosystem, targeting primarily growth focused technology and life sciences companies. We believe the technology and life sciences industries are among the most attractive industries within the venture lending space, primarily representing large, addressable markets with strong and consistent growth. According to the Q1 2021 Pitchbook-NVCA Venture Monitor and Pitchbook-NVCA industry classifications, venture capital deal volume for technology totaled approximately $134.0 billion in 2020, representing an 18.9% CAGR from 2010 to 2020. Venture capital deal volume for life sciences totaled approximately $36.5 billion in 2020, representing a 16.5% CAGR from 2010 to 2020. We believe companies within these industries can often be characterized as having asset-light business models, attractive recurring revenue streams and strong growth trajectories.
We invest across industries to diversify risk and deliver more stable returns. The investment professionals at Runway Growth Capital have extensive experience investing in the industries on which we focus, including technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. Our ability to invest across diverse industries is supported by our Sponsored Growth Lending strategy and relationships with leading venture firms, who are generally industry experts in the areas in which they invest. We are able to leverage our relationships across equity providers, lenders, and advisers to source deals within the venture industry.
We believe we are able to access opportunities to finance companies that are both backed by venture capital sponsors as well as through direct lead generation and other relationships. While many growth lenders focus solely on sponsored lending, we believe we are differentiated in our approach by offering both sponsored growth lending and non-sponsored growth lending that are secured by the assets of many of the most dynamic, innovative and fastest growing companies in the United States.
Robust Disciplined Investment Process and Credit Analysis.   Runway Growth Capital’s senior investment professionals draw upon their substantial experience, including operating, lending, venture capital and growth investing, to manage the underwriting investment process. Credit analysis, which is a fundamental part of our investment process, is driven by our credit-first philosophy and utilizes the core competencies the team has developed. A strong assessment of underwriting transactions often enables development of structure and pricing terms to win deals and produce strong returns for risks taken versus other lenders that take a more formulaic approach to the business.
We believe the focused and disciplined approach that Runway Growth Capital applies to our lending strategy enables us to deliver strong, consistent returns to our investors. Our debt portfolio is 100.0% first lien senior secured. Of our $903 million total funded commitments since inception, our cumulative gross loss rate, as a percentage of total funded commitments since inception, has been 1.3% and our net losses, as a percentage of total funded commitments since inception, has been 0.9% (or 0.2%, annualized). On average, our portfolio companies have raised $108 million of equity proceeds relative to our average loan size of $30 million. To achieve this, we do not follow an “index” strategy or a narrowly focused approach, and we do not lend only to those companies that are backed by a specific set of sponsors. We believe that careful selection among many opportunities, within both sponsored and non-sponsored lending opportunities, will yield the optimal portfolio results.
We maintain rigorous underwriting, monitoring and risk management processes across our portfolio, which is underpinned by our two main lending principles, first the ability to price risk and second the ability to measure and track enterprise value. Our investment process differs from many of our competitors in that we have a dedicated credit team, separate from the origination team, that manages the underwriting process. Unlike many of our competitors, we underwrite the company and the loan separately and spend significant time analyzing the enterprise value of the company and potential upside from the equity component of the transaction.
Proprietary Risk Analytics and Return Optimization.   Over the past 20 years, Runway Growth Capital’s senior investment professionals have iterated upon and built out an extensive due diligence process, which has resulted in the proprietary risk analysis used today. Mr. Spreng has overseen the development of a risk management model that helps to identify, analyze and mitigate risk within individual portfolio companies in the venture capital space. The model utilized by us today examines a consistent set of 30 quantitative and qualitative variables in four main risk areas (market, technology, management and financing) to generate a composite risk ranking for each portfolio company.
Flexible, Opportunity-Specific Pricing and Structure.   Runway Growth Capital’s comprehensive analysis assesses all factors and does not rely on any one criterion above or more than others. For example, we do not seek to provide financing to every early-stage company backed by top-tier venture firms, but only to those companies that, in our opinion, possess the most favorable risk and return characteristics for our investments. We seek to understand the attractiveness of each opportunity on its own merits. The quality of the venture investors involved is important, but it is only one component of our decision-making process. Within our Non-Sponsored Growth Lending strategy, we expect that most companies will have positive EBITDA but have been unable to access sufficient capital to fund current growth opportunities. We believe that gaining a comprehensive picture of an opportunity based on Runway Growth Capital’s defined assessment factors allows us to be more flexible, to identify price and structure inefficiencies in the debt market, better support our portfolio companies, and to maximize loan and warrant returns, while minimizing losses. In our Sponsored and Non-Sponsored Growth Lending strategies, we target our loan to be less than 25% of enterprise value at inception.
Strong Reputation and Deep Relationships.   Runway Growth Capital’s senior investment professionals enjoy reputations as innovative thought leaders, ingrained in the fabric of the venture community. Runway Growth Capital’s senior investment professionals have been active in venture capital investing, private lending, growth equity investing, corporate finance, and investment banking for more than two decades and are viewed as trustworthy partners to both management and venture investors as well as entrepreneurs. Our investment professionals’ experience has often encouraged private companies to work with a lender that can manage challenges and deviations from plans that often arise in developing companies.
Runway Growth Capital’s senior investment professionals also have established a network of relationships over two decades with various venture capital firms, venture banks, institutional investors, entrepreneurs and other venture capital market participants, which has allowed Runway Growth Capital to develop a variety of channels for investment originations and referrals. These investment professionals maintain ongoing dialogue with a number of venture capital firms across the country, leverage a suite of technologies to identify potential borrowers and often seek to be the first contact for new investment opportunities.
In addition, our strategic relationship with Oaktree provides us with access to additional resources and relationships that are incremental to our already broad network of venture backed companies and venture capital sponsors.

Investment Evaluation and Approval
Loan Repayment Evaluation
A portfolio company’s ability to repay our loan can come from four primary sources:
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existing cash;

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cash from additional financing activities or exit event;

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cash flow from operations; and

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saleability of the business.

The value of a company’s assets provide a secondary source of repayment.
Existing Cash — The current cash position, current and projected burn (including debt service), and other cash transactions, such as capital expenditures of the company, are evaluated and factored into projecting the cash-out month for the company and our resulting exposure at that point giving effect to our new loan to the company and the related servicing burden.
Additional Financing or Exit Event — For companies that might require additional equity or debt funding prior to the maturity of our loan, a fundamental component of analysis is determining the company’s ability to attract new funds or achieve an exit event (IPO or merger / acquisition) under both planned and stressed operating scenarios.
Given our typical loan amortization, a financing round subsequent to the original loan funding substantially reduces the risk of non-payment. Accurately analyzing the status of each assessment factor allows us to determine what we believe is the likely level and type of support a company will receive from its investors, particularly under stressed circumstances.
Where additional financing above existing cash levels is necessary for the borrower to make regularly scheduled loan payments, we will require a high degree of assurance that the company will be supported by current or new investors and an understanding of the likely form additional investor support might take (e.g., inside round, new outside investor lead round, bridge to another round, bridge to sale or supplemental / replacement debt financing). In the absence of additional investor support, we evaluate likely asset or company sale outcomes.
A company should possess characteristics that will result in a high likelihood of additional financing or an exit event, even if the financing or exit event is suboptimal for equity investors.
Cash Flow from Operations — We analyze each company’s existing and projected operating cash flow dynamics.
Projected cash flow from operations for mid-to-late and growth stage companies that have little to no revenue or margin development is analyzed, as future financing may depend upon a projected revenue ramp or operating margin. Early indications in revenue and margin development, if any, are assessed before making an investment.
For late stage companies where revenue traction and gross margin development exist, trajectory of business and likelihood of achieving projected performance are analyzed. Underwriting incorporates, as applicable, review of product and / or service pricing, revenue per customer, pipeline performance, and both current and projected cost structures.
Saleability of the Business — We analyze each company’s potential sale outcome, including the anticipated proceeds from the potential sale of the company, the number of prospective buyers, and the speed at which a sale may occur.
Asset Values — Asset value in both orderly sale and creditor-conducted liquidation are assessed. Likely buyers and comparables, if available, are analyzed. Typically, existing investors will continue to support the company in an orderly sale process if there is a suitable return on venture capital time and new funds invested for that purpose. In the absence of investor support, liquidation values are analyzed.

Warrant and Other Equity Evaluation
While our investment analysis is naturally biased toward assuring full loan repayment, the warrant component of each investment opportunity also receives considerable attention. The loan portfolio on its own is designed to produce attractive returns while preserving capital, but it is the warrant portfolio, which remains active well after the at-risk capital of the associated loan is returned, that provides an opportunity for upside return. We expect that our typical loan agreements will normally stipulate that we receive follow-on investment rights for the next round of equity financing by portfolio companies. Our due diligence on these equity opportunities is aided by our ability to follow company progress and performance and, most importantly, interact with management and co-investors prior to making a hard dollar equity investment. This ability to preview the quality of a company’s daily operation is a valuable aspect of our business because it allows us to assess equity investment opportunities in high growth-potential, venture-backed companies.
Investment Process and Investment Cycle
Investment Process
Our Adviser’s investment process, which includes credit underwriting and portfolio monitoring, has been developed over many years, and is informed and guided by our credit first culture and philosophy. Runway Growth Capital believes that to consistently achieve attractive risk adjusted returns across our portfolio, through various economic and credit cycles, our Adviser must excel at accurately assessing and pricing borrower risk, and, precisely measuring and monitoring borrower enterprise value. Accurately pricing risk is foundational to portfolio construction, by establishing appropriate risk adjusted returns and facilitating loan originations in a competitive environment. Accurately measuring and monitoring enterprise value is fundamental to underwriting and portfolio risk monitoring. Venture lending advance rates are typically determined based on Runway Growth Capital’s assessment of borrower enterprise value. Generally, our typical borrower will have few fixed assets compared to intellectual property and other intangible assets. Runway Growth Capital has substantial expertise and a system for determining borrower enterprise value.
Our core competencies are the result of many years of credit experience and are critical for both underwriting and monitoring.
Investment Cycle
The following stages constitute what Runway Growth Capital considers the investment cycle for our investments:

Focused, superior execution at each stage of the cycle produces better investment portfolio results. We have a developed, proven approach at each stage. In addition, certain portfolio investments will go into default and require restructuring or workout.
Sourcing.   Our expansive network of relationships across the venture sponsor ecosystem provides us with meaningful investment opportunities. Our sourcing channels consist of long-standing relationships with venture capital funds, venture banks, and advisors and brokers, in addition to the relationships we manage with mid-to-late and growth stage companies with our direct-lead generation. Since our inception, we have reviewed thousands of opportunities and have identified over 1,200 opportunities as qualified opportunities in our view. We are very selective on transactions that we decide to engage on and review our initial diligence findings, prospective intercreditor issues, and the competitive environment when determining which opportunities we pursue further. Since inception, of total qualified potential investments, we have issued 147 term sheets, representing 12.0% of total qualified deals, to potential borrowers and closed on 41 investments, representing 3.3% of total qualified potential investments.
Runway Growth Capital has a separate and dedicated credit team that manages the underwriting process and monitoring process of our investment portfolio. These processes utilize proprietary underwriting models to evaluate corporate risk and loan risk, in order to determine the appropriate pricing structure for potential borrowers.
Initial Assessment.   An initial assessment of opportunities optimizes our efforts in making good investments, by informing partners of new opportunities and eliminating potential transactions that are weak.
Generally, the information requested at this stage is as follows:
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executive summary and company presentation;

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recent financials;

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recent forecast; and

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capitalization table.

The information above supplemented with a review of company websites and discussion with venture capitalists and other company sponsors (if any) and company management. Third party consultants and industry experts are consulted as necessary. An overview of the company is developed and discussed among the investment team to determine if the opportunity is appropriate for further investigation.
Loan Pricing and Structure.   Loan pricing and structure are analyzed as they have a direct impact on:
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loan losses;

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returns; and

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ability to win the business in a competitive environment.

Loans are generally secured, and the majority of loans provide for a first, perfected security interest in all, or more rarely a defined subset, of company assets.
Term Sheet, Due Diligence and Approval.   A term sheet, detailing pricing and structure, is prepared and subsequently negotiated with potential portfolio companies. Upon acceptance by both us and the potential buyer, formal due diligence is undertaken. Due diligence for investment underwriting purposes is performed and generally includes the following, as applicable:
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comparison of actual performance to most recent plan;

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comparison of performance relative to technical and business milestones;

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business pipeline analysis;

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in-depth industry analysis;

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customer references;

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venture capitalist interviews (if any); and/or

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third party verification of business models and forecasts, as necessary.

Investment memoranda consistent with our evaluation guidelines are prepared, circulated to senior investment professionals, and thoroughly evaluated among the investment professionals and the Investment Committee prior to making an investment decision. Before entering into any legally binding arrangement to advance funds, each investment must be approved by a majority of the Investment Committee. In addition, Mr. Spreng, as Chairman of the Investment Committee, has the right to veto the approval of any investment. Any investment by us that is outside of certain agreed upon investment criteria requires the affirmative vote of OCM’s appointee to the Investment Committee.
The principal basis for making an investment decision for both the loan and equity components of a loan is informed and guided by our understanding of the business relative to the above outlined assessment factors utilizing our proprietary risk- analysis and return optimization models. All transactions submitted to the Investment Committee will have to demonstrate the following characteristics, each verified in formal due diligence:
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a competent management team with relevant experience;

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a product or service addressing a large market, meeting a compelling market need which cannot be easily duplicated (i.e., barriers to entry exist);

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a business model that is rational and sustainable;

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a business with the ability to maintain or develop a stable enterprise value;

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demonstrated progress in achieving development of fundamental technology or product offering, for mid-stage companies, or demonstrated revenue traction and momentum for expansion stage companies or both diversified revenue and demonstrated, positive gross margins if late stage;

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the level of debt after our loan is made will not be prohibitive to operating the company or to attracting additional funds to the company; and

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for companies that are not yet profitable, investors that are capable of and are strongly inclined to support the company even if the company departs from plan as there will exist, under all but the most severe stress scenarios, sufficient realizable equity value in excess of our loan to provide strong incentive for investors to make additional funds available to our borrower in order to ultimately realize that equity value.

No single assessment factor is used to support a decision to invest. A decision to invest is made after thorough consideration and discussion of all assessment factors. Each investment must be approved by a majority of the Investment Committee, which is led by Mr. Spreng and includes Messrs. Raterman, Greifeld and Laibow. The Investment Committee meets regularly to consider our investments, review our strategic initiatives and supervise the actions taken by Runway Growth Capital on our behalf. In addition, the Investment Committee reviews and monitors the performance of our investment portfolio. Mr. Spreng, as chairman of the Investment Committee, has the right to veto the approval of any investment, and any investment by us that is outside of certain agreed upon investment criteria requires the affirmative vote of Mr. Laibow as OCM Growth’s appointee to the Investment Committee. See “—  Oaktree Strategic Relationship” above for more information.
Documentation.   Documentation is developed in close cooperation with our outside counsel. We confirm that the terms in the financing documentation are consistent with the terms accepted by the company and approved by the Investment Committee. Deviations from our standard documentation must be approved by Mr. Spreng.
Collection and Portfolio Monitoring.   Collection of loan payments will be done almost exclusively via automated clearing house debits initiated by us. This process is provided for in our standard documentation and avoids the time and complication associated with invoicing each payment, waiting for a check or wire in return, and following up on late payments.
Portfolio monitoring activities provide an ability to anticipate potential problem investments and investment concentrations. As part of our standard documentation, portfolio companies are required to provide monthly financial statements, board packages and other operating metrics that we consider important to monitor the health and prospects of the business. On a weekly basis, the investment team reviews the status of opportunities at each stage of our investment process. At least monthly, the investment team reviews the overall industry and stage concentration for the portfolio and the status of each portfolio company. While it is the common practice of venture investors to fund companies to achieve milestones sufficient to raise subsequent financing, overfunding companies is helpful to the value creation process. As a result, the progression of many portfolio companies to lower levels of cash over time is both normal and expected. The investment monitoring team is tasked with quantifying and understanding this progression as well as understanding and influencing sponsor and management plans for additional equity financing, subordinated bridge financing, or exit strategy. We seek to be fully informed about our portfolio companies’ business and financial activities since we intend to be proactive, as required, to protect our portfolio investments.
Investment Rating System.   In addition to various risk management and monitoring tools, Runway Growth Capital uses an investment rating system to characterize and monitor the quality of our debt investment portfolio. Equity securities (including warrants) and U.S. Treasury Bills are not graded. This debt investment rating system uses a five-level numeric scale. The following is a description of the criteria associated with each investment rating:
Investment Rating	Rating Definition	Current debt portfolio risk rating by fair value as of June 30, 2021	% total portfolio
1	Performing above plan and/or strong enterprise profile, value, financial performance/coverage. Maintaining full covenant and payment compliance as agreed.	—	—
2	Performing at or reasonably close to plan. Acceptable business prospects, enterprise value, financial coverage. Maintaining key covenant and payment compliance as agreed. All new loans are initially graded Category 2.	$411.9	66.7%
3	Performing below plan of record. Potential elements of concern over performance, trends and business outlook. Loan-to-value remains adequate. Potential key covenant non-compliance. Full payment compliance.	$90.3	14.6%
4	Performing materially below plan. Non-compliant with material financial covenants. Payment default/deferral could result without corrective action. Requires close monitoring. Business prospects, enterprise value and collateral coverage declining. These investments may be in workout, and there is a possibility of loss of return but no loss of principal is expected.	$14.8	2.4%
5	Going concern nature in question. Substantial decline in enterprise value and all coverages. Covenant and payment default imminent if not currently present. Investments are nearly always in workout. May experience partial and/or full loss.	$13.8	2.2%
	Total	$530.9	86.0%
Restructures, Defaults and Workouts.   Occasionally, companies request restructuring of their loan payment schedule for the purpose of providing additional time to operate and optimize value for stockholders. Given our debt position atop the capital structure and its size relative to total enterprise value, we typically can accommodate these requests. We view deferred payments (interest or principal) as new money into the business that requires adequate incremental return, which we negotiate as part of an amendment process. In addition, we normally require current investors to inject new funds into the business concurrent with a loan restructuring. Sometimes we may also improve our collateral position in the process. In general, with any significant exposure, it is better to enable the company to continue as a going concern as opposed to liquidating collateral. When payment default does occur, we work closely with the defaulting company’s management to maximize the value of our collateral. We also have relationships with individuals and entities that assist in the movement, storage and eventual sale of collateral. Where potentially valuable intellectual property is present, we work with those at the company having the most familiarity and knowledge of it and provide them incentives, based on successful sale outcomes, to assist in documenting and selling the property.
Competition
We believe there are significant barriers to entry in providing sponsored growth lending and non-sponsored growth lending due to the expertise, access to capital and extensive regulatory compliance, which results generally, in an environment with a limited number of competitors. In particular, we believe we will be able to capitalize on the following crucial elements for success in the private growth company lending market:
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relationships with top-tier and other respected venture capital investors, growth company entrepreneurs, and other deal referral sources;

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reputation as a reliable, supportive, and value-added partner;

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ability to accurately determine credit risk and gauge warrant potential; and

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experience in the unique aspects of growth company debt pricing, structure, portfolio construction and management.

The above elements are not easily acquired and take years to establish. We believe Runway Growth Capital’s experienced, disciplined, and cohesive investment team possesses these necessary capabilities.
Our primary competitors for investments include public and private funds, other BDCs, commercial and investment banks, venture-oriented commercial banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity and hedge funds. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, we believe some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to qualify and maintain our qualification as a RIC. We do not compete primarily on the financing terms we offer and believe that some competitors make loans with rates that are comparable to or lower than our rates. For additional information concerning the competitive risks we face, see “Risk Factors — Risks Related to Our Business and Structure — We operate in a highly competitive market for investment opportunities and we may not be able to compete effectively.”
Staffing
We do not currently have any employees. Mr. Spreng, our President, Chief Executive Officer and Chairman of our Board, is also the founder, President, Chief Executive Officer and Chief Investment Officer of our Adviser, Runway Growth Capital. Mr. Raterman is our Chief Financial Officer, Treasurer, and Secretary, and serves as the Chief Financial Officer of Runway Growth Capital. Our Chief Financial Officer performs his functions for us under the terms of our Administration Agreement. We have also retained Joseph McDermott of Alaric Compliance Services LLC to serve as our Chief Compliance Officer pursuant to an agreement with Alaric Compliance Services LLC. Mr. McDermott also serves as the Chief Compliance Officer for Runway Growth Capital.
Our day-to-day investment and administrative operations are managed by Runway Growth Capital and our Administrator. The Investment Committee is supported by a team of additional experienced investment professionals. Runway Growth Capital and our Administrator may hire additional investment and administrative professionals in the future to provide services to us, based upon our needs.
In addition, we reimburse the Administrator for its costs and expenses and our allocable portion of overhead incurred by it in performing its obligations under the Administration Agreement, including compensation paid to or compensatory distributions received by our officers (including our Chief Compliance Officer and Chief Financial Officer) and any of their respective staff who provide services to us, operations staff who provide services to us, and any internal audit staff, to the extent internal audit performs a role in our internal control assessment under the Sarbanes-Oxley Act.
Implications of Being an Emerging Growth Company
We currently are, and expect to remain, an “emerging growth company,” as that term is used in the JOBS Act until the earliest of:
•
the last day of our fiscal year following the fifth anniversary of this IPO;

•
the last day of the first fiscal year in which our annual gross revenues are equal to or greater than $1.07 billion;

•
the date on which we have, during the preceding three-year period, issued more than $1.0 billion in non-convertible debt securities ; and

•
the date that we become a “large accelerated filer” as defined in Rule 12b-2 under the Exchange Act, which would occur if the market value of our common stock that is held by non-affiliates exceeds $700 million as of any June 30.

Under the JOBS Act, we are exempt from the provisions of Section 404(b) of the Sarbanes-Oxley Act, which would require that our independent registered public accounting firm provide an attestation report on the effectiveness of our internal control over financial reporting. This may increase the risk that material weaknesses or other deficiencies in our internal control over financial reporting go undetected. See “Risk Factors — Risks Related to Our Business and Structure — We are obligated to maintain proper and effective internal control over financial reporting. Failure to achieve and maintain effective internal controls over financial reporting in accordance with Section 404 of the Sarbanes-Oxley Act could have a material adverse effect on our business and the value of our common stock.”
Properties
Our corporate headquarters are located at 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601 and are provided by the Administrator in accordance with the terms of the Administration Agreement. We and Runway Growth Capital also have offices located in Woodside, California, San Diego, California and New York, New York. We do not own any real estate. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.
Legal Proceedings
We and Runway Growth Capital are not currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us. From time to time, we or Runway Growth Capital may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. Our business is also subject to extensive regulation, which may result in regulatory proceedings against us. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

SENIOR SECURITIES
Information about our senior securities is shown in the following table as of the unaudited fiscal quarter ended June 30, 2021 and the end of the fiscal years ended December 31, 2020, 2019 and 2018. No senior securities were outstanding for the fiscal years ending December 31, 2017 or 2016.
Class and Period	Total Amount Outstanding Exclusive of Treasury Securities(1) ($ in thousands)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Agreement
June 30, 2021 (unaudited)	$117,000,000	$5,083	—	N/A
December 31, 2020	$99,000,000	$5,710	—	N/A
December 31, 2019	$61,000,000	$7,169	—	N/A
December 31, 2018	$—	$—	—	N/A
Credit Facilities(5)
June 30, 2021 (unaudited)	$—	$—	—	N/A
December 31, 2020	$—	$—	—	N/A
December 31, 2019	$—	$—	—	N/A
December 31, 2018	$59,500,000	$3,811	—	N/A
Total
June 30, 2021 (unaudited)	$117,000,000	$5,083	—	N/A
December 31, 2020	$99,000,000	$5,710	—	N/A
December 31, 2019	$61,000,000	$7,169	—	N/A
December 31, 2018	$59,500,000	$3,811	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of total assets, less all liabilities excluding indebtedness represented by senior securities in this table to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is express in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon the Company’s involuntary liquidation in preference to any security junior to it. The “—” in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

(5)
On June 22, 2018, the Company entered into the Credit Facilities with CIBC. On May 31, 2019, in conjunction with securing and entering into the Credit Agreement, the Company terminated the Credit Facilities.

PORTFOLIO COMPANIES
The following table sets forth certain information regarding each of the portfolio companies in which we had a debt or equity investment as of June 30, 2021. We may receive rights to observe the meetings of our portfolio companies’ board of directors. Other than these investments, our only relationships with our portfolio companies are the managerial assistance we may separately provide to our portfolio companies, which services would be ancillary to our investments. As of June 30, 2021, with the exception of Mojix, Inc., we did not “control” and are not an “affiliate” of any of our portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if we owned five percent or more of its voting securities.
Portfolio Company	Industry	Type of Investment	Interest Rate/Description	Maturity	Principal	Percentage of Class Held on a Fully Diluted Basis	Number of Shares	Cost	Fair Value
3DNA Corp. (dba NationBuilder) 520 S. Grand Ave., 2nd Floor Los Angeles, CA 90071	Software	Warrant	Series C-1 Preferred Stock; strike price $1.46	12/28/2028	n/a	n/a	273,164	104	64
AllClear ID, Inc. 816 Congress Ave., Suite 1800 Austin,TX 78701	Diversified Consumer Services	Warrant	Common Stock; strike price $0.01	9/1/2027	n/a	n/a	870,514	1,750	909
Allurion Technologies, Inc. 11 Huron Dr. Natick, MA 01760	Medical Devices & Equipment	Senior Secured Term Loan	LIBOR+9.05%, 9.50% floor, 3.00% ETP	3/30/2025	15,000	n/a	n/a	14,805	14,805
		Warrant	Series C Preferred Stock; strike price $6.58	3/30/2031	n/a	n/a	79,787	46	46
Aria Systems, Inc. 600 Reed Rd., Suite 302	Software	Senior Secured Term Loan	LIBOR+9.00%, 11.35% floor, 4.50% ETP	12/15/2021	25,000	n/a	n/a	25,709	26,335
		Senior Secured Term Loan	LIBOR+9.00%, 11.35% floor, 4.50% ETP	12/15/2021	2,500	n/a	n/a	2,312	2,633
		Warrant	Series G Preferred Stock; strike price $0.86	6/29/2028	n/a	n/a	2,387,705	1,048	3,049
		Preferred Stock	Series G Preferred Stock	n/a	n/a	0.12%	289,419	250	370
Aspen Group Inc. 276 Fifth Ave., Suite 306A New York, NY 10001	Diversified Consumer Services	Warrant	Common Stock; strike price $6.87	7/25/2022	n/a	n/a	224,174	583	349
Bombora, Inc. 257 Park Ave. South, Floor 6 New York, NY 10010	Software	Senior Secured Term Loan	LIBOR+5.00%, 5.50% floor, 3.75% PIK, 2.00% ETP	3/31/2025	20,000	n/a	n/a	19,626	19,626
		Warrant	Common Stock; strike price $3.29	3/31/2031	n/a	n/a	121,581	175	175
Brilliant Earth, LLC 26 O’Farrell St., 10th Floor San Francisco, CA 94103	Specialty Retail	Senior Secured Term Loan	LIBOR+8.25%, 9.25% floor, 4.50% ETP	10/15/2023	35,000	n/a	n/a	34,911	34,735
		Senior Secured Term Loan	LIBOR+8.25%, 9.25% floor, 0.75% ETP	10/15/2023	30,000	n/a	n/a	29,786	29,773
		Warrant	Class P Units; strike price $5.25	9/30/2029	n/a	n/a	333,333	973	1,407
		Warrant	Class P Units; strike price $10.00	12/17/2030	n/a	n/a	25,000	26	54
CareCloud, Inc. 7 Clyde Rd. Somerset, NJ 08873	Health Care Equipment & Services	Warrant	Common Stock; strike price $7.50	1/8/2022	n/a	n/a	1,000,000	435	2,205
		Warrant	Common Stock; strike price $10.00	1/8/2023	n/a	n/a	1,000,000	837	2,068
		Preferred Stock	11% Series A Cumulative Redeemable Perpetual Preferred Stock	n/a	n/a	13.81%	760,000	18,687	15,678

Portfolio Company	Industry	Type of Investment	Interest Rate/Description	Maturity	Principal	Percentage of Class Held on a Fully Diluted Basis	Number of Shares	Cost	Fair Value
Circadence Corporation 1900 9th St., Suite 300 Boulder, CO 80302	Software	Senior Secured Term Loan	LIBOR+9.50%, 12.00% floor, 7.50% ETP	12/15/2022	17,400	n/a	n/a	16,792	15,808
		Warrant	Series A-6 Preferred Stock; strike price $1.17	12/20/2028	n/a	n/a	1,538,462	3,630	2,990
		Warrant	Series A-6 Preferred Stock; strike price $1.17	10/31/2029	n/a	n/a	384,615	846	747
Cloudpassage, Inc. 44 Tehama St. San Francisco, CA 94105	IT Services	Senior Secured Term Loan	LIBOR+7.50%, 1.00% PIK, 10.00% floor,2.75% ETP,	6/13/2023	7,635	n/a	n/a	7,609	7,355
		Warrant	Series D-1 Preferred Stock; strike price $1.60	6/13/2029	n/a	n/a	201,938	273,798	—
CloudPay Solutions Ltd. 3128 Highwoods Blvd., Suite 160 Raleigh, NC 27604	Software	Senior Secured Term Loan	LIBOR+9.50%, 1.25% PIK, 11.25% floor, 3.00% ETP	12/15/2023	25,225	n/a	n/a	24,951	24,951
		Warrant	Series B Preferred Stock; strike price $66.53	6/30/2030	n/a	n/a	11,273	218	335
Credit Sesame, Inc. 444 Castro St., Suite 500 Mountain View, CA 94040	Diversified Consumer Services	Senior Secured Term Loan	LIBOR+8.35%, 10.25% floor, 2.50% ETP	12/15/2023	35,000	n/a	n/a	34,861	34,700
		Senior Secured Term Loan	LIBOR+8.35% , 2.00% PIK on overadvance, 10.25% floor	5/15/2023	9,518	n/a	n/a	9,518	9,437
		Warrant	Common Stock; strike price $0.01	1/7/2030	N/A	n/a	191,601	425	598
Dejero Labs Inc. 412 Albert St., Suite 100 Waterloo ON, N2L 3V3	IT Services	Warrant	Common Stock; strike price $0.01	5/31/2029	N/A	n/a	333,621	192	231
Dtex Systems, Inc. 3055 Olin Ave., Suite 2000 San Jose, CA 95128	Software	Senior Secured Term Loan	LIBOR+9.15%, 11.50% floor, 5.13% ETP	11/15/2021	4,271	n/a	n/a	4,615	4,615
		Warrant	Series C-Prime Preferred Stock; strike price $0.60	6/1/2025	n/a	n/a	500,000	59	295
		Warrant	Series C-Prime Preferred Stock; strike price $0.60	7/11/2026	n/a	n/a	833,333	115	492
Echo 360 Holdings, Inc. 11955 Freedom Dr., Suite 700 Reston, VA 20190	Diversified Consumer Services	Senior Secured Term Loan	LIBOR+9.25%, 12.05% floor, 4.00% ETP	5/3/2023	14,000	n/a	n/a	14,149	14,344
		Senior Secured Term Loan	LIBOR+9.25%, 12.05% floor, 4.00% ETP	5/3/2023	3,000	n/a	n/a	3,042	3,074
		Warrant	Series E Preferred Stock; strike price $1.60	5/3/2029	n/a	n/a	1,066,767	300	630
FiscalNote, Inc. 1201 Pennsylvania Ave. NW, 6th Floor Washington, DC 20004	Software	Senior Secured Term Loan	LIBOR+9.25%, 9.75% floor, 5.00% ETP	8/21/2023	45,000	n/a	n/a	44,603	44,603
		Warrant	Common Stock; strike price $0.01	10/19/2030	n/a	n/a	194,673	438	627
Gynesonics, Inc. 600 Chesapeake Dr. Redwood City, CA 94063	Medical Devices & Equipment	Senior Secured Term Loan	LIBOR+8.75%, 9.25% floor, 3.50% ETP	12/1/2025	30,000	n/a	n/a	29,247	29,247
		Warrant	Success Fee	12/1/2027	n/a	n/a	n/a	499	515
INRIX, Inc. 10210 NE Points Dr., Suite 400 Kirkland, WA 98033	Software	Senior Secured Term Loan	LIBOR+8.00%, 10.50% floor, 2.50% ETP	7/15/2023	20,000	n/a	n/a	19,976	19,892
		Senior Secured Term Loan	LIBOR+8.00%, 10.50% floor, 2.50% ETP	7/15/2023	10,000	n/a	n/a	9,862	9,946
		Warrant	Common Stock; strike price $9.29	7/26/2029	n/a	n/a	150,804	522	519
Longtail Ad Solutions, Inc. (dba JW Player) 2 Park Ave., 10th Floor New York, NY 10016	Software	Senior Secured Term Loan	LIBOR+8.75%, 10.75% floor, 3.00% ETP	6/15/2023	30,000	n/a	n/a	30,116	30,410
		Warrant	Common Stock; strike price $1.49	12/12/2029	n/a	n/a	387,596	47	423

Portfolio Company	Industry	Type of Investment	Interest Rate/Description	Maturity	Principal	Percentage of Class Held on a Fully Diluted Basis	Number of Shares	Cost	Fair Value
Massdrop, Inc. 710 Sansome St. San Francisco, CA 94111	Internet & Catalog Retail	Senior Secured Term Loan	LIBOR+8.25%, 10.65% floor, 4.00% ETP	1/15/2023	18,474	n/a	n/a	18,699	18,479
		Senior Secured Term Loan	LIBOR+8.25%, 10.65% floor,	1/15/2023	2,000	n/a	n/a	2,000	2,000
		Warrant	Series B Preferred Stock; strike price $1.19	7/22/2029	n/a	n/a	848,093	183	284
Mingle Healthcare Solutions, Inc. 8911 Sandy Parkway, Suite 200 Sandy, UT 84070	Health Care Equipment & Services	Senior Secured Term Loan	LIBOR+9.50%, 11.75% floor, 10.00% ETP	8/15/2022	3,952	n/a	n/a	4,287	4,250
		Warrant	Series AA Preferred Stock; strike price $0.24	8/15/2028	n/a	n/a	1,625,000	492	—
Mojix, Inc. 11075 Santa Monica Blvd., Suite 350 Los Angeles, CA 90025	Software	Senior Secured Term Loan	LIBOR+12.00% PIK, 12.00% floor, 5% ETP	5/15/2021	6,519	n/a	n/a	6,502	5,280
		Senior Secured Term Loan	LIBOR+12.00% PIK, 12.00% floor, 5% ETP	5/15/2021	2,173	n/a	n/a	2,170	1,760
		Senior Secured Term Loan	LIBOR+12.00% PIK, 12.00% floor, 5% ETP	5/15/2021	543	n/a	n/a	544	440
		Senior Secured Term Loan	LIBOR+12.00% PIK, 12.00% floor, 5% ETP	5/15/2021	542	n/a	n/a	542	439
		Senior Secured Term Loan	LIBOR+12.00% PIK, 12.00% floor, 5% ETP	5/15/2021	1,079	n/a	n/a	1,073	874
		Senior Secured Term Loan	LIBOR+12.00% PIK, 12.00% floor, 5% ETP	4/30/2021	1,034	n/a	n/a	1,034	838
		Senior Secured Term Loan	LIBOR+12.00% PIK, 12.00% floor	4/30/2021	500	n/a	n/a	500	505
		Warrant	Common Stock; strike price $1.29	12/13/2030	n/a	n/a	2,349	119	—
		Warrant	Common Stock; strike price $2.13	12/13/2030	n/a	n/a	5,873	298	—
		Warrant	Common Stock; strike price $5.57	12/13/2030	n/a	n/a	394,733	829	—
		Preferred Stock	Series A-1 Preferred Stock	n/a	n/a	61.53%	67,114,092	800	738
Ouster, Inc. 350 Treat Ave. San Francisco, CA 94110	Technology Hardware, Storage & Peripherals	Common Stock	Common Stock	n/a	n/a	0.75%	1,209,659	103	9,492
Pivot3 Holdings, Inc. 221 W. 6th St., Suite 750 Austin, TX 78701	IT Services	Senior Secured Term Loan	LIBOR+8.50% PIK, 11.00% floor, 4.00% ETP	11/15/2022	21,973	n/a	n/a	22,334	20,112
		Senior Secured Term Loan	LIBOR+8.50% PIK, 11.00% floor	11/15/2022	1,051	n/a	n/a	1,051	964
		Senior Secured Term Loan	LIBOR+8.50% PIK, 11.00% floor, 4.00% ETP	11/15/2022	500	n/a	n/a	500	471
		Preferred Stock	Series 1 Preferred Stock	n/a	n/a	30%	2,675,585	2,000	1,950
Porch Group, Inc. 2200 1st Avenue South, Seattle, WA 98134	Software	Senior Secured Term Loan	LIBOR+8.00%, 8.55% floor, 4.99% ETP	12/15/2024	40,395	n/a	n/a	40,389	40,389
		Common Stock	Common Stock	n/a	n/a	0.04%	38,079	118	674
		Warrant	Earnout	12/23/2023	n/a	n/a	n/a	—	—
RealWear, Inc. 600 Hatheway Road Vancouver, WA 98661	Technology Hardware, Storage & Peripherals	Warrant	Series A Preferred Stock; strike price $4.44	10/5/2028	n/a	n/a	112,451	136	—
		Warrant	Series A Preferred Stock; strike price $6.78	6/27/2029	n/a	n/a	123,894	381	—
		Warrant	Series A Preferred Stock; strike price $4.44	12/28/2028	n/a	n/a	22,491	25	—

Portfolio Company	Industry	Type of Investment	Interest Rate/Description	Maturity	Principal	Percentage of Class Held on a Fully Diluted Basis	Number of Shares	Cost	Fair Value
Scale Computing, Inc. 525 S. Meridian St, Suite. 3E Indianapolis, IN 46225	Software	Warrant	Common Stock; strike price $0.80	3/29/2029	n/a	n/a	9,665,667	346	—
SendtoNews Video, Inc. 1111 Wharf St., Victoria British Columbia, V8W 1T7	Media	Warrant	Class B Non-Voting Stock; strike price $0.67	6/30/2027	n/a	n/a	191,500	246	29
ShareThis, Inc. 5 Palo Alto Square, Suite 150 Palo Alto, CA 94306	IT Services	Senior Secured Term Loan	LIBOR+9.25%, 11.60% floor, 3.00% ETP	7/15/2023	19,250	n/a	n/a	18,982	18,982
		Senior Secured Term Loan	LIBOR+9.25%, 11.60% floor, 3.00% ETP	7/15/2023	750	n/a	n/a	736	736
		Senior Secured Term Loan	LIBOR+9.25%, 11.60% floor, 3.00% ETP	7/15/2023	1,000	n/a	n/a	974	974
		Senior Secured Term Loan	LIBOR+8.25%, 10.60% floor, 3.00% ETP	7/15/2023	1,000	n/a	n/a	1,002	1,002
		Warrant	Series D-3 Preferred Stock; strike price $2.43	12/3/2028	n/a	n/a	647,615	2,162	2,162
The Kairn Corporation 464 Monetary Ave., Suite E Los Gatos, CA 95030	Software	Senior Secured Term Loan	6.50% PIK	3/9/2027	4,256	n/a	n/a	4,256	4,256
		Senior Secured Term Loan	LIBOR+9.50% PIK, 10.81% floor	12/15/2022	1,063	n/a	n/a	1,063	1,063
		Warrant	Common Stock; strike price $0.01	3/9/2030	n/a	n/a	81,177	—	—
TriplePoint Venture Growth BDC Corp. 2755 Sand Hill Rd. Menlo Park, CA 94025	Specialty Finance	Corporate Bonds	5.75% Interest rate	7/15/2022	n/a	n/a	13,227	253	335
VERO Biotech LLC Atlanta, GA 30308 55 Ivan Allen Jr. Blvd., Suite 525	Medical Devices & Equipment	Senior Secured Term Loan	LIBOR+9.05%, 9.55% floor, 3.00% ETP	12/1/2024	25,000	n/a	n/a	24,369	24,369
		Senior Secured Term Loan	LIBOR+9.05%, 9.55% floor, 3.00% ETP	12/1/2024	15,000	n/a	n/a	14,858	14,858
		Warrant	Success fee	12/29/2025	n/a	n/a	n/a	377	382
zSpace, Inc. 490 De Guigne Dr., Suite 200 Sunnyvale, CA 94085	Technology Hardware, Storage & Peripherals	Common Stock	Common Stock	n/a	n/a	1.34%	6,078,499	1,119	—
Set forth below is a brief description of each portfolio company in which the fair value of our investment represents greater than 5% of our total assets as of June 30, 2021.
Aria Systems, Inc. — A provider of a cloud-based billing and monetization platform for enterprise companies that wish to sell products via subscription, usage based, and other recurring revenue business models.
Brilliant Earth, LLC — An e-commerce company that offers ethical and environmentally responsible conflict free diamonds and fine jewelry.
CloudPay Solutions Ltd. — A developer of a cloud-based payroll platform, managed services, and treasury services to provide end-to-end payroll solutions to multinational organizations. The company’s platform offers accurate, standardized payroll processing in over 120 countries, through a single SaaS platform, which enables organizations to increase efficiency, streamline compliance, and achieve greater visibility into payroll.
Credit Sesame, Inc. — A leader in the personal credit management space. The company helps users access, understand and improve, leverage and protect their credit / credit scores.

Fiscal Note, Inc. — A premier information services company focused on global policy and market intelligence. By combining AI technology, expert analysis, and legislative, regulatory, and geopolitical data, FiscalNote is reinventing the way that organizations minimize risk and capitalize on opportunity.
Gynesonics, Inc. — A healthcare company focused on advancing women’s health by developing minimally invasive, incision-free, uterus-preserving, transcervical technologies for diagnostic and therapeutic applications.
VERO Biotech LLC — A biotechnology company focused on the design, development, and commercialization of next generation products to meet the needs of patients with a variety of pulmonary and cardiac diseases. VERO developed the GENOSYL® Delivery System (GENOSYL DS), the first and only "tankless" inhaled nitric oxide delivery system approved by the U.S. Food and Drug Administration (FDA).
Porch Group, Inc. — A vertical software platform for the home, providing software and services to home services companies, such as home inspectors, insurance carriers, moving companies, utility companies, warranty companies, and others.

MANAGEMENT
We are managed by the Adviser. The Adviser is registered with the SEC as an investment adviser under the Advisers Act. Subject to the overall supervision of our Board, the Adviser manages our day-to-day operations, and provides investment advisory and management services to us pursuant to the Advisory Agreement. The Adviser is responsible for managing our business and activities, including sourcing investment opportunities, conducting research, performing diligence on potential investments, structuring our investments, and monitoring our portfolio companies on an ongoing basis through a team of investment professionals.
Our Board of Directors
Board Composition
The Board consists of five members. Pursuant to the Articles of Amendment and Restatement, the Board is divided into three classes, with the members of each class serving staggered, three-year terms; however, the initial members of the three classes have initial terms of one, two and three years, respectively. The term of our Class II director will expire at the 2021 annual meeting of stockholders; the term of our Class III directors will expire at the 2022 annual meeting of the stockholders; and the term of our Class I directors will expire at the 2023 annual meeting of stockholders. The current composition of the Board is described above under “— Biographical Information.”
Independent Directors
Pursuant to Section 56 of the 1940 Act, a majority of a BDC’s board of directors must be comprised of persons who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company or any of its affiliates (the “Independent Directors”).
Consistent with these considerations, after review of all relevant transactions and relationships between each director, or any of his or her family members, and the Company, Runway Growth Capital LLC, or of any of their respective affiliates, the Board has determined that Julie Persily, Gary Kovacs and Lewis W. Solimene qualify as Independent Directors. Each director who serves on the Audit Committee is an Independent Director for purposes of Rule 10A-3 under the Exchange Act.
Interested Directors
Messrs. Spreng and Laibow are considered “interested persons” (as defined in the 1940 Act) of the Company. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer and Chief Investment Officer for Runway Growth Capital LLC. Mr. Laibow is an “interested person” (as defined in the 1940 Act) of the Company because he is the nominee of OCM Growth, a majority shareholder of the Company, to the Board and because he serves on the Board of Managers and Investment Committee of Runway Growth Capital LLC.
Board Meetings and Attendance
The Board met five times during 2020. Each incumbent director attended at least 75% of the aggregate number of meetings of the Board and of the respective committees on which he or she served (during the periods that he or she served). The Board’s standing committees are set forth below under “— Board Committees.” We require each director to make a diligent effort to attend all Board and committee meetings, as well as each annual meeting of stockholders. Ms. Persily and Messrs. Solimene and Spreng attended the Annual Meeting in 2020.
Board Leadership Structure
The Board monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, the Board approves the appointment of our investment adviser and officers, reviews and monitors the services and activities performed by our investment adviser and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.
Under our bylaws, the Board may designate a Chair to preside over the meetings of the Board and meetings of the stockholders and to perform such other duties as may be assigned to him by the Board. We do not have a fixed policy as to whether the Chairman of the Board should be an Independent Director and believe that we should maintain the flexibility to select the Chairman and reorganize the leadership structure, from time to time, based on the criteria that is in the Company’s and our stockholders’ best interests at such times.
Presently, Mr. Spreng serves as the Chairman of the Board. Mr. Spreng is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is the President and Chief Executive Officer of the Company and the Chief Executive Officer and Chief Investment Officer for the Adviser. Mr. Spreng’s familiarity with the Adviser’s investment platform and extensive knowledge of the financial services industry and the investment valuation process in particular qualify him to serve as the Chairman of the Board. Our view is that we are best served through this existing leadership structure, as Mr. Spreng’s relationship with the Adviser provides an effective bridge and encourages an open dialogue between management and the Board, ensuring that both groups act with a common purpose.
The Board does not currently have a designated lead independent director. We are aware of the potential conflicts that may arise when a non-independent director serves as Chairman of the Board, but believe these potential conflicts are offset by our strong corporate governance policies. Our corporate governance policies include regular meetings of the Independent Directors in executive session without the presence of interested directors and management, the establishment of an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee, each of which is comprised solely of Independent Directors, and the appointment of a Chief Compliance Officer, with whom the Independent Directors meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.
We recognize that different board leadership structures are appropriate for companies in different situations. We intend to re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.
Board’s Role in Risk Oversight
The Board performs its risk oversight function primarily through (a) its two standing committees, which report to the entire Board and are comprised solely of Independent Directors, and (b) active monitoring of our Chief Compliance Officer and our compliance policies and procedures.
As described below in more detail under “— Board Committees,” the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee assist the Board in fulfilling its risk oversight responsibilities. The Audit Committee’s risk oversight responsibilities include overseeing the Company’s accounting and financial reporting processes, systems of internal controls regarding finance and accounting, audits of the Company’s financial statements and establishing guidelines and making recommendations to the Board regarding the valuation of our investments. The Nominating and Corporate Governance Committee’s risk oversight responsibilities include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.
The Board also performs its risk oversight responsibilities with the assistance of the Chief Compliance Officer. The Board annually reviews a written report from the Chief Compliance Officer discussing the adequacy and effectiveness of the compliance policies and procedures of the Company and its service providers. The Chief Compliance Officer’s annual report will address, at a minimum, (a) the operation of the compliance policies and procedures of the Company and its service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the Chief Compliance Officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the Board would reasonably need to know to oversee our compliance activities and risks. In addition, the Chief Compliance Officer will meet separately in executive session with the Independent Directors at least once each year.

We believe that the Board’s role in risk oversight is effective and appropriate, given the extensive regulation to which we are already subject as a BDC. As a BDC, we are required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness is limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness. We also generally have to invest at least 70% of our gross assets in “qualifying assets” and we are not generally permitted to invest in any portfolio company in which one of our affiliates currently has an investment.
We recognize that different board roles in risk oversight are appropriate for companies in different situations. We intend to re-examine the manners in which the Board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.
Biographical Information
Brief biographies of the members of the Board are set forth below. Also included below following each biography is a brief discussion of the specific experience, qualifications, attributes or skills that led our Board to conclude that the applicable director should serve on our Board at this time. In addition, set forth further below is a biography of each of our executive officers who is not a director.
Name Address, and Age	Position(s) Held with Registrant	Term of Office And Length of Time Served	Principal Occuation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
Independent Directors
Gary Kovacs, 58	Director	Director since 2016, Term expires in 2023	Chief Executive Officer of Accela, Inc.	1	Desire to Learn (D2L), ePhox Corporation, Sensory Inc. and Make-a-Wish Foundation
Julie Persily, 56	Director	Director since 2017, Term expires in 2024	Retired	1	Investcorp Credit Management BDC, Inc. and SEACOR Marine Holdings Inc.
Lewis W. Solimene, Jr., 62	Director	Director since 2016, Term expires in 2024	Managing Director, Monroe Capital LLC	1
Interested Directors
R. David Spreng, 59	Chairman of the Board, Chief Executive Officer, President and Director of the Company, and Chief	Director since 2015, Term expires in 2022	Chief Executive Officer of the Company and Runway Growth Capital	1

Name Address, and Age	Position(s) Held with Registrant	Term of Office And Length of Time Served	Principal Occuation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen By Director	Other Directorships Held by Director
	Executive Officer and Chief Investment Officer of Runway Growth Capital
Brian Laibow, 43	Director	Director since 2017, Term expires 2022	Co-Head of North America & Managing Director Opportunities Funds at Oaktree	1	Aleris Corporation
Independent Directors
Gary Kovacs has served as a member of the Board since 2016 and is a member of the Audit Committee and Compensation Committee and Chair of the Nominating and Corporate Governance Committee. Mr. Kovacs has served as Chief Executive Officer of Accela, Inc., a provider of technology solutions, since December 2018. Prior to joining Accela, Mr. Kovacs served as managing director of AVG Technologies N.V.’s management board and as Chief Executive Officer of AVG from 2013 to December 2016. Prior to joining AVG, Mr. Kovacs served as Chief Executive Officer of Mozilla Corporation from 2010 to 2013. Prior to joining Mozilla, Mr. Kovacs held senior leadership roles as Senior Vice President of Markets, Solutions & Products at Sybase through to the acquisition by SAP, and as General Manager and Vice President of Mobile & Devices at Macromedia and Adobe. Previously, he led Zi Corporation, a public company specializing in embedded software and services for mobile and consumer devices. Before founding Zi Corporation, Mr. Kovacs spent 10 years at IBM in leadership positions in product management, sales, marketing and operations within the global software division. Mr. Kovacs graduated from the University of Calgary, in Canada, with his Bachelor of Commerce and an MBA with distinction. Mr. Kovacs serves on the advisory board of DocuSign, and the board of directors of Desire to Learn (D2L), ePhox Corporation, Sensory, Inc. and Make-a-Wish Foundation (Bay Area Chapter). He is also a member of the University of Calgary Management Advisory Council.
The Board has concluded that Mr. Kovacs’ extensive leadership experience in the technology industry qualifies him to serve as a member of the Board.
Julie Persily has served as a member of the Board since 2017 and is a member of the Audit Committee and the Nominating and Corporate Governance Committee and Chair of the Compensation Committee. Ms. Persily has also served as a member of the board of directors of Investcorp Credit Management BDC, Inc. (f/k/a CM Finance Inc.) (Nasdaq: ICMB), a BDC, since 2013; and SEACOR Marine Holdings Inc. (NYSE: SMHI), a global marine and support transportation services company, since April 2018. Ms. Persily retired in 2011 after serving as the Co-Head of Leveraged Finance and Capital Markets of Nomura Securities North America, a unit of Nomura Holdings Inc. (NYSE: NMR), a securities and investment banking company, since July 2010. Ms. Persily previously served in various capacities at Citigroup Inc. (NYSE: C), a financial services company, including as the Co-Head of Leveraged Finance Group from December 2006 to November 2008, the Head of Acquisition Finance Group from December 2001 to November 2006 and as Managing Director from July 1999 to November 2001. From 1990 to 1999, Ms. Persily served in various capacities including as a Managing Director, Leveraged Finance at BT Securities Corp., a financial services company and a subsidiary of Bankers Trust Corp., which was acquired by Deutsche Bank in April 1999. From 1987 to 1989, Ms. Persily served as an analyst at Drexel Burnham Lambert, a securities and investment banking company. Ms. Persily received a B.A. in psychology and economics from Columbia College and a M.B.A. in financing and accounting from Columbia Business School.
The Board has concluded that Ms. Persily’s extensive experience with structuring, negotiating and marketing senior loans and high-yield and mezzanine financings brings important and valuable skills to the Board.
Lewis W. Solimene, Jr. has served as a member of the Board since 2017 and is the Chair of the Audit Committee and a member the Compensation Committee and Nominating and Corporate Governance Committee. Since July 2021, Mr. Solimene has served as a Managing Director of Monroe Capital LLC. Prior to joining Monroe Capital LLC, Mr. Solimene served as a Managing Director and Head of Opportunistic Investments at Allstate Investments from March 2016 through April 2021, where he was responsible for managing a portfolio strategy that focuses on deploying debt and equity capital in dislocated markets, out-of-favor sectors and special solutions. Prior to joining Allstate Investments, Mr. Solimene was Senior Managing Director and Head of the Restructuring and Special Situations Group, as well as the Chicago office, at Macquarie Capital from 2007 to 2016. He was also a Managing Director at Giuliani Capital Advisors LLC from 2004 to 2007, where he ran the Restructuring Advisory Practice. At Ernst & Young Corporate Finance LLC from 2000 to 2004, Mr. Solimene was a Managing Director specializing in providing strategic solutions for underperforming and over-leveraged companies. From 1981 to 2000, Mr. Solimene held a number of leadership roles at Bank of America (and its predecessor, Continental Illinois National Bank and Trust Company), including as a Managing Director in the Global Special Situation Group where he managed a proprietary capital portfolio of stressed and distressed bank debt, private placements, high-yield bonds and equities. Mr. Solimene currently serves on the boards of directors of a number of privately held companies and non-profit organizations. He received a B.S. in Finance from Western Illinois University and an M.B.A. from the University of Chicago Graduate School of Business.
The Board has concluded that Mr. Solimene’s over 30 years of investment management, investment banking, restructuring, advisory and corporate finance experience with companies that have complex capital needs qualifies him to serve as a member of the Board.
Interested Directors
R. David Spreng is our President, Chief Executive Officer and Chairman of the Board and is the founder, Chief Executive Officer and Chief Investment Officer of Runway Growth Capital LLC, our external investment adviser. Mr. Spreng has over 25 years of experience as a venture capitalist and ten years as a growth-debt lender. Mr. Spreng also previously served as a Partner of Decathlon Capital Partners, which he co-founded in 2010 as a provider of growth capital for established companies. He also served as Managing Partner of Crescendo Ventures, which he co-founded in 1998 as a venture capital firm focused on early-stage investments in the technology, digital media and technology-enabled service markets. He founded IAI Ventures in 1994, before which he served as Vice President and then Senior Vice President of Investment Advisers Inc., a $20 billion diversified asset management firm from 1989 to 1994. Mr. Spreng served on the board and as chairman of the Government Affairs Committee of the National Venture Capital Association from 2005 to 2009. He served as an advisory board member of the Silicon Valley Executive Network from 2007 to 2012 and as a member of the Silicon Valley Executive Network from 2007 to 2015. Mr. Spreng has been an active member of the World Economic Forum community since 2005, including as a frequent panelist in Davos, as a member of the Technology Pioneers Selection Committee, the Steering Committee for Entrepreneurship and Successful Growth Strategies, and as an adviser to the Alternative Investments 2020 and Mainstreaming Impact Investing initiatives. Mr. Spreng currently serves on the board of directors of a number of private companies. In addition, Mr. Spreng served on the board of directors for Envivio, Inc., a provider of software-based IP video processing and distribution solutions, from 2004 to 2015, when it was acquired by Ericsson and previously served on the board of directors of Compellent Technologies, a publicly-traded provider of enterprise-class network solutions, from 2006 to 2011, prior to its acquisition by Dell. He also served on the board of directors of GSV Capital Corp., an investment company, from 2011 to 2015. Mr. Spreng is a graduate, with distinction, of the University of Minnesota.
The Board has concluded that Mr. Spreng’s experience in managerial positions in investment management, venture capital and direct growth-debt lending provides the Board valuable industry-specific knowledge and expertise on these and other matters, thus qualifying him to serve as a member of the Board.

Brian Laibow has served as a member of the Board since 2017. Mr. Laibow currently serves as Co-Head of North America & Managing Director Opportunities Funds at Oaktree and has served in various capacities at Oaktree since 2006. Mr. Laibow previously worked at Caltius Private Equity, a middle market LBO firm in Los Angeles, in 2005. Mr. Laibow’s prior experience includes Director of M&A and Corporate Strategy at EarthLink, Inc., senior business analyst at McKinsey & Company and an investment banking internship at J.P. Morgan. Mr. Laibow has served as a member of the board of directors of Aleris Corporation, a holding company, since 2010. Mr. Laibow graduated magna cum laude with a B.A. degree in economics from Dartmouth College and studied economics at Oxford University. Mr. Laibow received his M.B.A. from Harvard Business School.
The Board has concluded that Mr. Laibow’s experience in middle market lending and investment banking provides the Board valuable expertise, thus qualifying him to serve as a member of the Board.
Information About Executive Officers Who Are Not Directors
Name	Age	Position	Officer Since
Thomas B. Raterman	62	Chief Financial Officer, Treasurer and Secretary	2015
Joseph McDermott	52	Chief Compliance Officer	2021
The address for each of our executive officers is c/o Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601.
Thomas B. Raterman has served as our Chief Financial Officer, Treasurer and Secretary, and as the Chief Financial Officer of Runway Growth Capital LLC since 2015. Mr. Raterman formerly served as Director, Chief Operating Officer and Chief Financial Officer of GSV Financial Group from February 2011 to December 2016. Mr. Raterman has more than 30 years of corporate finance, investment banking, private equity and financial executive management experience with rapidly growing entrepreneurial companies. Mr. Raterman has been the President of Burling Street Capital LLC, a boutique financial advisory and private equity firm, since 2001. Mr. Raterman also served as chairman and Chief Executive Officer of a boutique financial advisory firm, InterOcean Financial Group LLC, and its wholly-owned subsidiaries from March 2006 to August 2009, where he led the day-to-day operations of InterOcean Financial Group’s merchant banking and private equity business. In addition, he was co-founder and served as Chief Financial Officer, Executive Vice President and Central Region Manager of LKQ Corporation from February 1998 to February 2001. During his tenure, LKQ completed 31 acquisitions and grew to $225 million in revenue. Today LKQ Corporation is publicly traded (NASDAQ: LKQX) with annual revenue of $11.6 billion in 2020 and current market capitalization of $15.2 billion. Mr. Raterman also served as a Vice President of Flynn Enterprises, Inc., a family office and venture capital and consulting firm, from June 1995 to February 2001. Earlier in his career, Mr. Raterman worked at several leading commercial lending firms including GE Capital, Continental Illinois National Bank and Security Pacific Bank. Mr. Raterman earned a Masters of Management with a concentration in Finance from Northwestern University Kellogg Graduate School of Management and a Bachelor of Science from Miami University in Oxford, Ohio.
Joseph McDermott has served as our Chief Compliance Officer since August 2021. Mr. McDermott has served as a Director at Alaric Compliance Services LLC (“Alaric”) since July 2019 and performs his functions as our Chief Compliance Officer under the terms of an agreement between the Company and Alaric. He may be from time to time engaged to serve as the Chief Compliance Officer for other BDCs, SEC registered investment advisers, and other funds or managers pursuant to his employment with Alaric. He most recently served as the Chief Compliance Officer for the THL Credit Senior Loan Fund from 2018 to 2019, a NYSE listed closed-end fund, and the Compliance Manager for its investment adviser, THL Credit Advisors LLC, a $16 billion alternative credit adviser. Prior to his employment at THL Credit, he served as Chief Compliance Officer for Aviva Investors Americas, LLC and Aviva Investors Canada, Inc. from 2015 to 2018. Mr. McDermott received his B.A. from Loras College and M.B.A. from DePaul University.
Board Committees
The Board has established an Audit Committee, Compensation Committee and a Nominating and Corporate Governance Committee and may establish additional committees in the future. The Board does not have a standing compensation committee because our executive officers do not receive any direct compensation from us. Both the Audit Committee, Compensation Committee and the Nominating and Corporate Governance Committee operate pursuant to a charter, each of which is available on our website.
Audit Committee
The members of our Audit Committee are Messrs. Solimene and Kovacs and Ms. Persily, each of whom is not considered an “interested person” (as defined in the 1940 Act) of the Company. Mr. Solimene serves as Chair of the Audit Committee. The Board has determined that Mr. Solimene is an “audit committee financial expert” as that term is defined under Item 407 of Regulation S-K, as promulgated under the Exchange Act. Messrs. Solimene and Kovacs and Ms. Persily meet the current independence and experience requirements of Rule 10A-3 of the Exchange Act. The Audit Committee operates pursuant to a charter approved by the Board, which sets forth the responsibilities of the Audit Committee. The Audit Committee’s responsibilities include establishing guidelines and making recommendations to the Board regarding the valuation of our loans and investments, selecting our independent registered public accounting firm, reviewing with such independent registered public accounting firm the planning, scope and results of their audit of our financial statements, pre-approving the fees for services performed, reviewing with the independent registered public accounting firm the adequacy of internal control systems, reviewing our annual financial statements, overseeing internal audit staff and periodic filings and receiving our audit reports and financial statements. The Audit Committee held eight meetings in 2020.
Compensation Committee
The members of our Compensation Committee are Messrs. Solimene and Kovacs and Ms. Persily, each of whom is not considered an “interested person” (as defined in the 1940 Act) of the Company. Ms. Persily serves as Chair of the Compensation Committee. In accordance with its written charter adopted by the Board, the Compensation Committee is responsible for determining, or recommending to the Board for determination, the compensation, if any, of our Chief Executive Officer and all other executive officers. The Compensation Committee also assists the Board with matters related to compensation generally, except with respect to compensation of the directors. As none of our executive officers currently is compensated by us, the Compensation Committee will not produce and/or review a report on executive compensation practices.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee operates pursuant to a charter approved by the Board. The members of the Nominating and Corporate Governance Committee are Ms. Persily and Messrs. Solimene and Kovacs, each of whom is considered independent under the rules of the NASDAQ Global Select Market and is not an “interested person” (as defined in the 1940 Act) of the Company. Mr. Kovacs serves as Chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee thereof, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management. The Nominating and Corporate Governance Committee may consider nominating an individual recommended by a stockholder for election as a director if such stockholder complies with the advance notice provisions of our bylaws.
The Nominating and Corporate Governance Committee seeks candidates who possess the background, skills and expertise to make a significant contribution to the Board, the Company and its stockholders. In considering possible candidates for election as a director, the Nominating and Corporate Governance Committee takes into account, in addition to such other factors as it deems relevant, the desirability of selecting directors who:
•
are of high character and integrity;

•
are accomplished in their respective fields, with superior credentials and recognition;

•
have relevant expertise and experience upon which to be able to offer advice and guidance to management;

•
have sufficient time available to devote to our affairs;

•
are able to work with the other members of the Board and contribute to our success;

•
can represent the long-term interests of our stockholders as a whole; and

•
are selected such that the Board represents a range of diverse backgrounds and experience.

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity in identifying director nominees. In determining whether to recommend a director nominee, the Nominating and Corporate Governance Committee considers and discusses diversity, among other factors, with a view toward the needs of the Board as a whole. The Nominating and Corporate Governance Committee generally conceptualizes diversity expansively to include, without limitation, concepts such as race, gender, national origin, differences of viewpoint, professional experience, education, skill and other qualities that contribute to the Board, when identifying and recommending director nominees. The Nominating and Corporate Governance Committee believes that the inclusion of diversity as one of many factors considered in selecting director nominees is consistent with the Nominating and Corporate Governance Committee’s goal of creating a board of directors that best serves our needs and the interests of our stockholders. In addition, as part of the Board’s annual-self assessment, the members of our Nominating and Corporate Governance Committee will evaluate the membership of the Board and whether the Board maintains satisfactory policies regarding membership selection. The Nominating and Corporate Governance Committee held one meeting in 2020.
Director Nominations
Nomination for election as a director may be made by, or at the direction of, the Nominating and Corporate Governance Committee or by stockholders in compliance with the procedures set forth in our bylaws.
Shareholder proposals or director nominations to be presented at the annual meeting of shareholders, other than shareholder proposals submitted pursuant to the SEC’s Rule 14a-8, must be submitted in accordance with the advance notice procedures and other requirements set forth in our bylaws. These requirements are separate from the requirements discussed above to have the shareholder nomination or other proposal included in our proxy statement and form of proxy/voting instruction card pursuant to the SEC’s rules.
Our bylaws require that the proposal or recommendation for nomination must be delivered to, or mailed and received at, the principal executive offices of the Company not earlier than the 150th day prior to the one year anniversary of the date the Company’s proxy statement for the preceding year’s annual meeting, or later than the 120th day prior to the first anniversary of the date of the proxy statement for the preceding year’s annual meeting. If the date of the annual meeting has changed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, shareholder proposals or director nominations must be so received not earlier than the 150th day prior to the date of such annual meeting and not later than the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made.

Compensation and Insider Participation
Compensation
Director
The following table sets forth the compensation received by our directors for the year ended December 31, 2020. No compensation is paid to our directors who are “interested persons,” as such term is defined in Section 2(a)(19) of the 1940 Act, for their service as directors.
Name	Fees Earned or Paid in Cash(1)	All Other Compensation(2)	Total
Interested Directors
R. David Spreng	—	—	—
Brian Laibow	—	—	—
Independent Directors
Gary Kovacs	$84,500	—	$84,500
Julie Persily	$79,500	—	$79,500
Lewis W. Solimene, Jr.	$84,500	—	$84,500

(1)
For a discussion of the Independent Directors’ compensation, see below.

(2)
We do not maintain a stock or option plan, non-equity incentive plan or pension plan for our directors.

The Independent Directors receive an annual fee of $65,000. They also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each regular meeting of the Board and $1,500 for attending any regular Board meeting telephonically. They also receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any committee meeting telephonically. In addition, they will receive $500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each special Board meeting. The Chair of the Audit Committee receives an annual fee of $5,000. We have obtained directors’ and officers’ liability insurance on behalf of our directors and officers. Independent Directors will have the option of having their directors’ fees paid in shares of our common stock issued at a price per share equal to the per share net asset value of our common stock.
Upon the completion of an Exchange Listing, including in connection with this offering, the Independent Directors will receive an annual fee of $95,000. They will also continue to receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending in-person each regular meeting of the Board and $1,500 for attending any regular Board meeting telephonically. They will also continue to receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with each committee meeting attended in-person and $500 for attending any committee meeting telephonically, as well as $500 plus reimbursement of reasonable out-of-pocket expenses in connection with attending each special Board meeting. The chairman of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee will each receive an annual fee of $5,000.
Compensation of Executive Officers
We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of the Adviser, the Administrator, or their affiliates, pursuant to the terms of our Advisory Agreement, and the Administration Agreement, as applicable. Our day-to-day investment and administrative operations are managed by the Adviser and the Administrator. Most of the services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by the Adviser, the Administrator or their affiliates. Mr. McDermott, our Chief Compliance Officer, has been appointed pursuant to an agreement between the Company and Alaric Compliance Services LLC and is compensated by Alaric Compliance Services LLC.

None of our executive officers receive direct compensation from us. We reimburse the Administrator the allocable portion of the compensation paid by the Administrator (or its affiliates) to our Chief Compliance Officer and Chief Financial Officer (based on the percentage of time such individuals devote, on an estimated basis, to our business and affairs). Certain of our executive officers and other members of the Adviser’s Investment Committee, including Messrs. Spreng and Raterman, through their ownership interest in or management positions with the Adviser, may be entitled to a portion of any profits earned by the Adviser, which includes any fees payable to the Adviser under the terms of the Advisory Agreement, less expenses incurred by the Adviser in performing its services under the Advisory Agreement. See “Certain Relationships and Related Transactions” below.
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements are intended to provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act. Each indemnification agreement provides that we shall indemnify the director or executive officer who is a party to the agreement, or an “Indemnitee,” including the advancement of legal expenses, if, by reason of his or her corporate status, the Indemnitee is, or is threatened to be, made a party to or a witness in any threatened, pending, or completed proceeding, to the maximum extent permitted by Maryland law and the 1940 Act.
Portfolio Managers
The management of our investment portfolio is the responsibility of Runway Growth Capital. Runway Growth Capital’s Investment Committee includes:
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David Spreng, Founder, Chief Executive Officer and Chief Investment Officer, Chairman of Investment Committee

•
Thomas B. Raterman, Chief Financial Officer, Treasurer and Secretary, Member of Investment Committee

•
Greg Greifeld, Member of Investment Committee

•
Brian Laibow, Member of Investment Committee

The Investment Committee of Runway Growth Capital meets regularly to consider our investments, review our strategic initiatives and supervise the actions taken by Runway Growth Capital on our behalf. In addition, the Investment Committee will review and monitor the performance of our investment portfolio. Each investment must be approved by a majority of the Investment Committee. In addition, Mr. Spreng, as Chairman of the Investment Committee, has the right to veto the approval of any investment, and any investment by us that is outside of certain agreed upon investment objectives or criteria requires the affirmative vote of OCM’s appointee to the Investment Committee. Runway Growth Capital may increase or decrease the size of its Investment Committee from time to time. For more information regarding the business experience for Messrs. Spreng, Raterman, and Laibow see “Management — Biographical Information.”
Investment Committee Members Who Are Not Officers or Directors
Greg Greifeld, a Managing Director of Runway Growth Capital, has served as a member of the Investment Committee since November 2018. Following multiple consultant assignments during 2016, Mr. Greifeld formally joined Runway Growth Capital in January 2017. Prior to this time, Mr. Greifeld worked for HPS Investment Partners, a $33 billion global alternative investment firm with a focus on directly originated credit (formerly Highbridge Principal Strategies), as a member of the Offices of the CFO/COO with wide ranging responsibilities in portfolio oversight, investor reporting, valuation and fund financing. Additionally, prior to HPS, Mr. Greifeld held roles in several departments at J.P. Morgan, including Technology, Media and Telecom Investment Banking and the Special Investments Group, a Merchant Banking Division of the Chief Investment Office. Mr. Greifeld was included in the 2020 Rising Stars list by the Venture Capital Journal and the 2020 Rising Stars list by Private Debt Investor. Mr. Greifeld holds a Bachelor’s degree from Bard College.
Investment Personnel
Our investment activities will be managed by Runway Growth Capital, and we expect to benefit from Runway Growth Capital’s ability to identify attractive investment opportunities, conduct due diligence to determine credit risk and gauge warrant potential, structure and price investments accordingly, and manage a diversified portfolio of loans.
See “Management — Biographical Information” for more information about members of the Investment Committee.
None of the members of the Investment Committee are employed by us and none receives any compensation from us in connection with their portfolio management activities. However, Mr. Spreng, Raterman and Greifeld, through their direct and indirect financial interests in Runway Growth Capital, are entitled to a portion of any investment advisory fees paid to Runway Growth Capital.

MANAGEMENT AND OTHER AGREEMENTS
About Runway Growth Capital
We are externally managed by Runway Growth Capital, an investment adviser that has registered with the SEC under the Advisers Act. The Administrator, a wholly-owned subsidiary of Runway Growth Capital, provides all administrative services necessary for us to operate. Subject to the overall supervision of our Board, Runway Growth Capital manages our day-to-day operations and provides us with investment advisory services pursuant to the Advisory Agreement. Under the terms of the Advisory Agreement, Runway Growth Capital:
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determines the composition of our portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

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identifies, evaluates and negotiates the structure of the investments we make;

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executes, closes and monitors the investments we make;

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determines the securities and other assets that we will purchase, retain or sell;

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performs due diligence on prospective investments; and

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provides us with other such investment advisory, research and related services as we may, from time to time, reasonably require for the investment of our funds.

Pursuant to the Advisory Agreement, we pay Runway Growth Capital a fee for its investment advisory and management services consisting of two components: a base management fee and an incentive fee. The cost of the base management fee and incentive fee are each borne by our stockholders. See “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Shareholders.”
The Adviser’s address is 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601.
Duration and Termination
Unless terminated earlier as described below, the Advisory Agreement will continue automatically for successive annual periods provided that such continuance is specifically approved at least annually by (i) (A) the affirmative vote of a majority of our Board or (B) the affirmative vote of a majority of our outstanding voting securities, and (ii) the affirmative vote of a majority of our directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of us, Runway Growth Capital or our respective affiliates. The Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, and may be terminated, without penalty, upon not more than 60 days’ written notice, by (i) the affirmative vote of a majority of our outstanding voting securities, (ii) the affirmative vote of a majority of our Board, including a majority of our directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of us, Runway Growth Capital or our respective affiliates, or (iii) Runway Growth Capital. See “Risk Factors  —  Risks Related to our Business and Structure  —  Runway Growth Capital and our Administrator have the right to resign upon not more than 60 days’ notice, and we may not be able to find a suitable replacement for either within that time, or at all, resulting in a disruption in our operations that could adversely affect our financial condition, business and results of operations.”
Removal of Adviser
The Adviser may be removed by the Board or by the affirmative vote of a majority of the outstanding shares (as defined in the 1940 Act).
Compensation of the Adviser
We pay Runway Growth Capital a fee for its services under the Investment Advisory Agreement consisting of two components: a Base Management Fee and an Incentive Fee. The cost of the Base Management Fee and the Incentive Fee will each be borne by our stockholders.
For purposes of the Advisory Agreement, a “Spin-Off transaction” includes either a transaction whereby (a) the Company offers its stockholders the option to elect to either (i) retain their ownership of shares of the

Company’s common stock, or (ii) exchange their shares of the Company’s common stock for shares of common stock in a newly formed entity that shall elect to be regulated as a BDC under the 1940 Act and treated as a RIC under Subchapter M of the Code; or (b) the Company completes a listing of the Company’s securities on any securities exchange (an “Exchange Listing”), including this offering.
Base Management Fee
The base management fee is payable on the first day of each calendar quarter and calculated as follows:
The base management fee will be an amount equal to 0.4375% (1.75% annualized) of the Company’s average daily Gross Assets (defined below) during the most recently completed calendar quarter for so long as the aggregate amount of Gross Assets of the Company as of the end of the most recently completed calendar quarter is less than $500,000,000. For purposes of the Advisory Agreement, “Gross Assets” is defined as the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage, as of the end of the most recently completed fiscal quarter. If the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $500,000,000, but less than $1,000,000,000, the base management fee will be an amount equal to 0.40% (1.60% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter. If the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $1,000,000,000, the base management fee will be an amount equal to 0.375% (1.50% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter.
The base management fee shall be appropriately prorated for any partial month or quarter.
For the years ended December 31, 2020, 2019 and 2018, we incurred $6,831,566, $5,105,009 and $4,812,500, respectively, of base management fees.
Incentive Fee
The incentive fee, which provides Runway Growth Capital with a share of the income that Runway Growth Capital generates for the Company, consists of an investment-income component and a capital-gains component, which are largely independent of each other, with the result that one component may be payable even if the other is not payable.
Under the investment-income component (the “Income Incentive Fee”), the Company will pay Runway Growth Capital each quarter an incentive fee with respect to the Company’s Pre-Incentive Fee net investment income. The Income Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income will be based on the Pre-Incentive Fee net investment income earned for the quarter. For this purpose, “Pre-Incentive Fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that the Company receives from portfolio companies) that the Company accrues during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with the Administrator (as defined below), and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as OID, debt instruments with pay in kind interest and zero coupon securities), accrued income the Company has not yet received in cash; provided, however, that the portion of the Income Incentive Fee attributable to deferred interest features will be paid, only if and to the extent received in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income will not reduce the amounts payable for any quarter pursuant to the calculation of the Income Incentive Fee described above. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). The Company pays Runway Growth

Capital an Income Incentive Fee with respect to the Company’s Pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee net investment income does not exceed the hurdle rate of 2.0%; (2) 80% of the Company’s Pre-Incentive Fee net investment income with respect to that portion of such Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of the Company’s Pre-Incentive Fee net investment income that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide Runway Growth Capital with 20.0% of the Company’s Pre-Incentive Fee net investment income as if a hurdle did not apply if the Company’s Pre-Incentive Fee net investment income exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of the Company’s Pre-Incentive Fee net investment income, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to Runway Growth Capital (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee net investment income thereafter is allocated to Runway Growth Capital).
Until the consummation of a Spin-Off transaction, in the event that (a) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC exceeds 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of the quarter and (b) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the end of the quarter is less than 10.0%, no Income Incentive Fee will be payable for such quarter until the first subsequent quarter in which either (x) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC is equal to or less than 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of such subsequent quarter or (y) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the of the end of the quarter equals or exceeds 10.0%; provided, however, that in no event will any Income Incentive Fee be payable for any prior quarter after the three-year anniversary of the end of such quarter.
Under the Capital Gains Fee, the Company will pay Runway Growth Capital, as of the end of each calendar year, 20.0% of the Company’s aggregate cumulative realized capital gains, if any, from the date of the Company’s election to be regulated as a BDC through the end of that calendar year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” will not include any unrealized appreciation. If such amount is negative, then no Capital Gains Fee will be payable for such year.
The Capital Gains Fee consists of fees related to realized gains, realized capital losses and unrealized capital depreciation. With respect to the incentive fee expense accrual related to the capital gains incentive fee, U.S. GAAP requires that the capital gains invective fee accrual consider the cumulative aggregate unrealized appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized appreciation were realized even though such unrealized appreciation is not permitted to be considered in calculating the fee actually payable under the Advisory Agreement.
The following is a graphical representation of the calculation of the income-related portion of the incentive fee:
Quarterly Subordinated Incentive Fee on
Pre-Incentive Fee Net Investment Income
(expressed as a percentage of the value of net assets)
The fees that are payable under the Investment Advisory Agreement for any partial period will be appropriately prorated.

Examples of the two-part incentive fee:
Example 1: Investment Income Related Portion of Incentive Fee:
Assumptions	Alternative 1(1)	Alternative 2(2)	Alternative 3(3)
Investment income (including interest, dividends, fees, etc.)	2.50%	3.00%	3.50%
Management fee(4)	0.40%	0.40%	0.40%
Other expenses (legal, accounting, custodian, transfer agent, etc.)(5)	0.40%	0.40%	0.40%
Pre-incentive fee net investment income (investment income – (management fee + other expenses))(6)	1.70%	2.20%	2.70%
Hurdle rate(7)	2.00%	2.00%	2.00%
Catch-up(8)	2.67%	2.67%	2.67%
Incentive fee above Hurdle(9)	0.00%	0.16%	0.53%
Incentive fee above Catch-up(10)	0.00%	0.00%	0.01%
Total Incentive earned	0.00%	0.16%	0.54%

(1)
Represents a scenario where no incentive fee is earned as pre-incentive income does not exceed the hurdle rate of 2.0%

(2)
Represents a scenario where a portion of the maximum allowable incentive fee is earned; known as the “catch-up” portion defined below

(3)
Represents a scenario where the maximum allowable incentive fee is earned as the pre-incentive income exceeds the catch-up rate of 2.67%

(4)
Represents 1.60% annualized management fee.

(5)
Excludes organizational and offering expenses.

(6)
The hypothetical amount of pre-incentive fee net investment income shown is based on a percentage of total net assets.

(7)
Represents 8.0% annualized hurdle rate.

(8)
The “catch-up” provision is intended to provide the Adviser with an Incentive Fee of 20% on all of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply. The “catch-up” portion of the Company’s pre-incentive fee net investment income is the portion that exceeds the 2.0% hurdle rate but is less than or equal to 2.67% in any quarter.

(9)
The incentive fee above the hurdle rate is calculated by multiplying 80% by the difference between the pre-incentive fee net investment income and the hurdle rate.

Alternative 1: N/A

Alternative 2: 80% x (2.20% – 2.00%) = 0.16%

Alternative 3: 80% x (2.70% – 2.00%) = 0.53%

(10)
The incentive fee above the catch-up is calculated by multiplying 20% by the difference between the pre-incentive fee net investment income and the catch-up rate.

Alternative 1: N/A

Alternative 2: N/A

Alternative 3: 20% x (2.70% – 2.67%) = 0.01%

Example 2: Capital Gains Portion of Incentive Fee:
Example 1	Year 1	Year 2	Year 3
Assumptions:
Realized capital gains	0.0%	9.0%	12.0%
Realized capital losses	0.0%	0.0%	0.0%
Unrealized depreciation	0.0%	1.0%	2.0%
Total incentive fee capital gains(1)	0.0%	8.0%	10.0%
Total capital gains incentive fees earned(2)	0.0%	1.6%	2.0%

(1)
Total incentive fee capital gains is calculated by taking net realized capital gains (i.e. realized capital gains less realized capital losses) less unrealized depreciation

Year 1: N/A

Year 2: 9.0% – 1.0% = 8.0%

Year 3: 12.0% – 2.0% = 10.0%

(2)
Total capital gains incentive fees earned is calculated by multiplying 20% by the total incentive fee capital gains

Year 1: N/A

Year 2: 20.0% x 8.0% = 1.6%

Year 2: 20.0% x 10.0% = 2.0%

Incentive fees paid by us to Runway Growth Capital for the years ended December 31, 2020, 2019, and 2018 were $7,260,656, $8,349,449, and $1,411,324, respectively.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.
Board Approval of the Advisory Agreement
On April 7, 2021, the Board approved the Advisory Agreement between Runway Growth Capital and the Company, under which Runway Growth Capital, subject to the overall supervision of the Board of Directors, manages the day-to-day operations of and provides investment advisory services to the Company. In reliance upon certain exemptive relief granted by the SEC in connection with the COVID-19 pandemic, the Board undertook to ratify the Advisory Agreement at its next in-person meeting. The Advisory Agreement became effective on May 27, 2021 upon approval by the Company’s stockholders at a special meeting.
In its consideration of the approval of the Advisory Agreement, our Board of Directors focused on information it had received relating to, among other things:
•
the nature, quality and extent of the advisory and other services provided to us by Runway Growth Capital under the terms of the Advisory Agreement;

•
our investment performance and the investment performance of Runway Growth Capital;

•
comparative data with respect to advisory fees or similar expenses paid by other BDCs with similar investment objectives;

•
information about the services being performed and the personnel performing such services under the Advisory Agreement;

•
our projected operating expenses and expense ratio compared to BDCs with similar investment objectives, including expenses related to investment due diligence, travel and investigating and monitoring investments;

•
any existing and potential sources of indirect income to Runway Growth Capital from its relationship with us and Runway Growth Capital’s profitability; and

•
the extent to which economies of scale would be realized as we grow and whether fee levels reflect these economies of scale for the benefit of our stockholders.

Our Board of Directors did not quantify, rank or otherwise assign relative weights to the specific factors it considered in reaching its decision. Our Board did not undertake to make any specific determination as to whether any particular factor, or any aspect of any particular factor, was favorable or unfavorable to its ultimate determination. Rather, our Board based its approval on the totality of information presented to, and the investigation conducted by, it. In considering the factors discussed above, individual directors may have given different weights to different factors. Based on its review of the above-mentioned factors and discussion of the Advisory Agreement, our Board approved the Advisory Agreement as being in our and our stockholders’ best interests.
Administration Agreement
Pursuant to a separate Administration Agreement, Runway Administrator Services LLC, a Delaware limited liability company and wholly-owned subsidiary of Runway Growth Capital, furnishes us with office facilities, together with equipment and clerical, bookkeeping and recordkeeping services at such facilities. The principal executive offices of our Administrator are located at 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601. Under the Administration Agreement, our Administrator also performs, or oversees the performance of, our required administrative services, which includes being responsible for the financial records that we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, our Administrator assists us in determining and publishing our net asset value, overseeing the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally overseeing the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement are based upon our allocable portion of overhead and other expenses incurred by our Administrator in performing its obligations under the Administration Agreement, including a portion of the rent and the compensation of our Chief Financial Officer and Chief Compliance Officer and other staff providing administrative services. In accordance with the terms of the Administration Agreement, overhead and other administrative expenses are generally allocated between us and Runway Growth Capital by reference to the relative time spent by personnel in performing administrative and similar functions on our behalf as compared to performing investment advisory or administrative functions on behalf of Runway Growth Capital. To the extent personnel retained by the Administrator perform administrative tasks for Runway Growth Capital, the fees incurred with respect to the actual time dedicated to such tasks will be reimbursed by Runway Growth Capital. Our Administrator charges us only for the actual expenses it incurs on our behalf, or our allocable portion thereof, without any profit to our Administrator. The Administration Agreement may be terminated at any time, without the payment of any penalty, upon not more than 60 days’ written notice, by: (i) the affirmative vote of a majority of our outstanding voting securities, (ii) the affirmative vote of a majority of our Board, including a majority of our directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of us, the Administrator or our respective affiliates, or (iii) the Administrator.
The Administration Agreement provides that, absent criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of their respective duties or by reason of the reckless disregard of their respective duties and obligations, our Administrator and its officers, manager, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Administrator’s services under the Administration Agreement or otherwise as our Administrator.
Runway Growth Capital and our Administrator have also entered into various agreements with Alter Domus, pursuant to which Alter Domus, on behalf of Runway Growth Capital and our Administrator, provides us with certain bookkeeping and consulting services.
Our Administrator also provides administrative services to Runway Growth Capital. As a result, Runway Growth Capital also reimburses our Administrator for its allocable portion of our Administrator’s overhead, including rent, the fees and expenses associated with performing compliance functions for Runway Growth Capital, and its allocable portion of the compensation of any administrative support staff.
We made payments under the Administration Agreement for the years ended December 31, 2020, 2019 and 2018 in the amounts of $515,891, $490,022 and $209,761, respectively.
Payment of Our Expenses
All professionals of Runway Growth Capital, when and to the extent engaged in providing investment advisory and management services to us, and the compensation and routine overhead expenses of personnel allocable to these services to us, are provided and paid for by Runway Growth Capital and not by us. We bear all other out-of-pocket costs and expenses of our operations and transactions, including, without limitation, those relating to:
•
our pro-rata portion of fees and expenses related to an initial public offering in connection with a Spin-Off transaction;

•
fees and expenses related to public and private offerings, sales and repurchases of the Company’s securities;

•
calculating our net asset value (including the cost and expenses of any independent valuation firm);

•
fees and expenses payable to third parties, including agents, consultants or other advisers, in connection with monitoring financial and legal affairs for us and in providing administrative services, monitoring our investments and performing due diligence on our prospective portfolio companies or otherwise relating to, or associated with, evaluating and making investments;

•
interest payable on debt incurred to finance our investments;

•
sales and purchases of our common stock and other securities;

•
investment advisory and management fees;

•
administration fees payable under the Administration Agreement;

•
transfer agent and custodial fees;

•
federal and state registration fees;

•
all costs of registration and listing our securities on any securities exchange;

•
U.S. federal, state and local taxes;

•
independent directors’ fees and expenses;

•
costs of preparing and filing reports or other documents required by the SEC, the Financial Industry Regulatory Authority or other regulators;

•
costs of any reports, proxy statements or other notices to stockholders, including printing costs;

•
our allocable portion of any fidelity bond, directors’ and officers’ errors and omissions liability insurance, and any other insurance premiums;

•
direct costs and expenses of administration, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditors and outside legal costs; and

•
all other expenses incurred by us, our Administrator or Runway Growth Capital in connection with administering our business, including payments under the Administration Agreement based on our allocable portion of our Administrator’s overhead in performing its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.

License Agreement
The Company has entered into the License Agreement pursuant to which Runway Growth Capital has granted the Company a personal, non-exclusive, royalty-free right and license to use the name “Runway Growth Finance.” Under the License Agreement, the Company has the right to use the “Runway Growth Finance” name for so long as Runway Growth Capital or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Runway Growth Finance” name.

RELATED-PARTY TRANSACTIONS AND CERTAIN RELATIONSHIPS
Certain members of Runway Growth Capital’s senior investment team and the Investment Committee serve, or may serve, as officers, directors, members or principals of entities that operate in the same or a related line of business as we do, or of investment vehicles managed by Runway Growth Capital with similar investment objectives. Similarly, Runway Growth Capital may have other clients with similar, different or competing investment objectives.
Our investment strategy includes investments in secured loans, together with, in many cases, attached equity “kickers” in the form of warrants, and direct equity investments. As a result, members of Runway Growth Capital senior investment team and the Investment Committee, in their roles at Runway Growth Capital, may face conflicts in the allocation of investment opportunities among us and other investment vehicles that may in the future be managed by Runway Growth Capital with similar or overlapping investment objectives in a manner that is fair and equitable over time and consistent with Runway Growth Capital’s allocation policy. Generally, when a particular investment would be appropriate for us as well as one or more other investment funds, accounts or vehicles that may in the future be managed by Runway Growth Capital’s senior investment team, such investment will be apportioned by Runway Growth Capital’s senior investment team in accordance with (1) Runway Growth Capital’s internal conflict of interest and allocation policies, (2) the requirements of the Advisers Act, and (3) certain restrictions under the 1940 Act regarding co-investments with affiliates. Such apportionment may not be strictly pro rata, depending on the good-faith determination of all relevant factors, including differing investment objectives, diversification considerations and the terms of our or the respective governing documents of such investment funds, accounts or investment vehicles. These procedures could, in certain circumstances, limit whether a co-investment opportunity is available to us, the timing of acquisitions and dispositions of investments, the price paid or received by us for investments or the size of the investment purchased or sold by us. Runway Growth Capital believes this allocation system is fair and equitable, and consistent with its fiduciary duty to us. In particular, we have disclosed to investors how allocation determinations are made among any investment vehicles managed by Runway Growth Capital.
In the ordinary course of business, we may enter into transactions with affiliates and portfolio companies that may be considered related party transactions. In order to ensure that we do not engage in any prohibited transactions with any persons affiliated with us, we have implemented certain policies and procedures whereby certain of our executive officers screen each of our transactions for any possible affiliations between the proposed portfolio investment, us, companies controlled by us, stockholders that own more than 5% of us and our employees and directors. We will not enter into any agreements unless and until we are satisfied that doing so will not raise concerns under the 1940 Act or, if such concerns exist, we have taken appropriate actions to seek review and approval by the Board or exemptive relief for such transaction. The Board will review these procedures on an annual basis.
In the future, we may co-invest with investment funds, accounts and vehicles managed by Runway Growth Capital, where doing so is consistent with our investment strategy as well as applicable law and SEC staff interpretations. On August 10, 2020, we, Runway Growth Capital, and certain other funds and accounts sponsored or managed by Runway Growth Capital were granted the Order that permits us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if our Board determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by Runway Growth Capital or its affiliates in a manner consistent with the our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by Runway Growth Capital or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Order, a majority of our independent directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

Advisory Agreement
We have entered into the Advisory Agreement with Runway Growth Capital. Mr. Spreng, our President, Chief Executive Officer and Chairman of our Board of Directors, and a member of Runway Growth Capital’s Investment Committee, Mr. Raterman, our Chief Financial Officer and a member of Runway Growth Capital’s Investment Committee, and Mr. Greifeld, a member of Runway Growth Capital’s Investment Committee, each has a direct pecuniary interest in Runway Growth Capital and an indirect pecuniary interest in Runway Growth Capital through their ownership interest in Runway Growth Holdings LLC (“Runway Growth Holdings”). Mr. Laibow, our director, and a member of Runway Growth Capital’s Investment Committee, may be deemed to have an indirect pecuniary interest in Runway Growth Capital through his role at Oaktree which has a direct pecuniary interest in Runway Growth Capital. Pursuant to the Advisory Agreement, we pay Runway Growth Capital LLC a base management fee and an incentive fee for its services. We paid Runway Growth Capital management fees of $6,831,566 and incentive fees of $7,260,656 for the year ended December 31, 2020.
Runway Growth Capital is responsible for sourcing, reviewing and structuring investment opportunities for us, underwriting and conducting diligence on our investments and monitoring our investment portfolio on an ongoing basis. Runway Growth Capital’s incentive fee is based on the value of our investments and, therefore, there may be a conflict of interest when personnel of Runway Growth Capital LLC are involved in the valuation process for our portfolio investments. See the “Risk Factors” sections of our public SEC filings for more information about these potential conflicts of interest.
Administration Agreement
We have entered into the Administration Agreement with the Administrator, a wholly-owned subsidiary of Runway Growth Capital, pursuant to which the Administrator is responsible for furnishing us with office facilities and equipment and will provide us with clerical, bookkeeping, recordkeeping and other administrative services at such facilities. Pursuant to the Administration Agreement, we pay the Administrator an amount equal to our allocable portion (subject to the review of the Board) of the Administrator’s overhead resulting from its obligations under the Administration Agreement, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs associated with performing compliance functions. We reimbursed the Administrator $546,073 and accrued a payable of $143,515 due to the Administrator for the year ended December 31, 2020, which includes amounts reimbursable to the Administrator for organizational and offering costs, including rent and the allocable portion of the cost of our Chief Compliance Officer and Chief Financial Officer and their respective staffs.
License Agreement
We have entered into a license agreement with Runway Growth Capital pursuant to which Runway Growth Capital has agreed to grant us a non-exclusive, royalty-free license to use the name “Runway Growth Finance.” Under this agreement, we have the right to use the “Runway Growth Finance” name for so long as Runway Growth Capital or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Runway Growth Finance” name.
If any of the contractual obligations discussed above are terminated in the future, our costs under any new agreements that we enter into may increase. In addition, we would likely incur significant time and expense in locating alternative parties to provide the services we receive under the Advisory Agreement and the Administration Agreement. Any new investment advisory agreement would also be subject to approval by our stockholders.
Oaktree Strategic Relationship
In December 2016, we and Runway Growth Capital entered into a strategic relationship with Oaktree. As part of our strategic relationship, OCM Growth, which is managed by Oaktree, has purchased 18,763,829 shares of our common stock for an aggregate purchase price of $280.9 million as of June 30, 2021. Pursuant to an irrevocable proxy, the shares of our common stock held by OCM Growth must be voted in the same manner that our other stockholders vote their shares. OCM Growth has a right to nominate a member of our Board for election for so long as OCM Growth holds shares of our common stock in an amount equal to, in the aggregate, at least one-third (33.33%) of OCM Growth’s initial $125 capital commitment, which percentage shall be determined based on the dollar value of the shares of common stock owned by OCM Growth. OCM Growth holds the right to appoint a nominee to the Board, subject to the conditions previously described, regardless of the Company's size (e.g., assets under management or market capitalization) or the beneficial ownership interests of other stockholders. Further, to the extent OCM Growth's share ownership falls below one-third of its initial $125 million capital commitment under any circumstances, OCM Growth will no longer have the right to appoint a director nominee and will use reasonable efforts to cause such nominee to resign immediately (subject to his or her existing fiduciary duties). Brian Laibow serves on our Board as OCM Growth’s director nominee and is considered an interested director.
In addition, OCM Growth owns a minority interest in Runway Growth Capital and has the right to appoint a member of Runway Growth Capital’s board of managers as well as a member of Runway Growth Capital’s Investment Committee. Mr. Laibow serves on Runway Growth Capital’s board of managers and investment committee on behalf of OCM Growth.
Mr. Laibow is an employee of Oaktree, and we expect that he will continue to engage in investment advisory activities for Oaktree, which could result in a conflict of interest and may distract him from his responsibilities to us and Runway Growth Capital. Messrs. Spreng and Raterman will monitor the relationship with Mr. Laibow for any conflicts of interest and will seek to resolve them on our behalf, subject to the oversight of the Board. Mr. Laibow will recuse himself from consideration of any potential conflicts related to Oaktree, should any such conflicts arise.
10b5-1 Plan
OCM Growth, or an affiliate thereof, has indicated that it intends to adopt a 10b5-1 Plan in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act. We expect that under such plan OCM Growth, or an affiliate thereof, may buy up to $15 million in the aggregate of our common stock in the open market during the period beginning 30 days after the closing of this offering and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of this offering, subject to certain pricing and market conditions. J.P. Morgan Securities LLC will serve as the plan administrator. The 10b5-1 Plan will require J.P. Morgan Securities LLC, as the plan administrator, to purchase shares of common stock from and beginning 30 days after the consummation of this offering until the completion of the fourth full quarter after the consummation of this offering, when the market price per share is below our most recently reported NAV per share (including any updates, corrections or adjustments publicly announced by us to any previously announced NAV per share). The purchase of shares by the participants pursuant to the 10b5-1 Plan is intended to satisfy the conditions of Rules 10b5-1 and 10b-18 under the Exchange Act, and will otherwise be subject to applicable law, including Regulation M under the Exchange Act, which may prohibit purchases under certain circumstances. Whether purchases will be made pursuant to the 10b5-1 Plan and how many shares will be purchased at any time is uncertain, dependent on prevailing market prices and trading volumes, all of which we cannot predict. These activities may have the effect of maintaining the market price of the common stock or retarding a decline in the market price of the common stock, and, as a result, the price of our common stock may be higher than the price that otherwise might exist in the open market. See “Risk Factors — Any purchases of our common stock under the 10b5-1 Plan may result in the price of our common stock being higher than the price that otherwise might exist in the open market.”
Affiliated Transactions
On August 10, 2020, we, Runway Growth Capital, and certain other funds and accounts sponsored or managed by Runway Growth Capital were granted the Order that permits us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by Runway Growth Capital or its affiliates in a manner consistent with the our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by Runway Growth Capital or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Order, a majority of our independent directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS
The following table sets forth, as of September 24, 2021, the beneficial ownership of our common stock by each of our current directors, each nominee for director, each of our executive officers, each person known to us to beneficially own 5% or more of the outstanding shares of our common stock, and all of our executive officers and directors as a group.
Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. Shares of common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of September 24, 2021 are deemed to be outstanding and beneficially owned by the person holding such options or warrants. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. There is no common stock subject to options or warrants that are currently exercisable or exercisable within 60 days of September 24, 2021. Percentage of ownership is based on 34,530,614 shares of common stock outstanding as of September 24, 2021.
Unless otherwise indicated, to our knowledge, each stockholder listed below has sole voting and investment power with respect to the shares beneficially owned by the stockholder, except to the extent authority is shared by their spouses under applicable law. Unless otherwise indicated, the address of all executive officers and directors is c/o Runway Growth Finance Corp., 205 N. Michigan Ave, Suite 4200, Chicago, Illinois 60601.
The Company’s directors are divided into two groups: interested directors and independent directors. Interested directors are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of the Company.
Name and Address of Beneficial Owner	Number of Shares Owned Beneficially(1)	Percentage of Class
Interested Directors:
R. David Spreng	96,839(4)	*
Brian Laibow	—	*
Independent Directors:
Gary Kovacs	44,273	*
Julie Persily	13,282	*
Lewis W. Solimene, Jr.	13,282	*
Executive Officers Who Are Not Directors:
Thomas B. Raterman	69,747(5)	*
Joseph McDermott	—	*
Executive officers and directors as a group	175,436	*
5% or More Holders:
OCM Growth Holdings, LLC(2)	19,177,871	55.54%
Carilion Clinic(3)	2,321,929	6.72%
Retirement Plan of Carilion Clinic(3)	2,321,929	6.72%

*
Less than 1%.

(1)
Beneficial ownership has been determined in accordance with Rule 13d-3 of the Exchange Act.

(2)
Based on information included in the Schedule 13D/A filed by OCM Growth with the SEC on October 15, 2020 and additional information from the shareholder. Also includes shares acquired pursuant to the Company’s automatic dividend reinvestment plan since the last Schedule 13D/A filing on October 15, 2020. Pursuant to an irrevocable proxy, the shares held by OCM Growth must be voted in the same manner that our other stockholders vote their shares. The following entities may be deemed to have indirect beneficial ownership of the shares of common stock held by OCM Growth: (i) Oaktree Fund GP, LLC, a Delaware limited liability company (“GP LLC”), in its capacity as the manager of OCM Growth; (ii) Oaktree GP I, L.P., a Delaware limited partnership (“GP I LLC”), in its capacity as the managing member of GP LLC; (iii) Oaktree Capital I, L.P., a Delaware limited partnership (“Capital I”), in its capacity as the general partner of GP I LLC; (iv) OCM Holdings I, LLC, a Delaware limited liability company (“Holdings I”), in its capacity as the general partner of Capital I; (v) Oaktree Holdings, LLC, a Delaware limited liability company (“Holdings LLC”), in its capacity as the managing member of Holdings I; (vi) Oaktree Capital Group, LLC, a Delaware limited liability company (“OCG”), in its capacity as the managing member of Holdings LLC; (vii) Oaktree Capital Group Holdings GP, LLC (“OCGH GP”), in its capacity as the duly appointed manager of OCG; (viii) Brookfield Asset Management Inc., a Canadian corporation (“BAM”) in its capacity as the indirect owner of the class A units of OCG; and (ix) Partners Limited, a Canadian corporation (“Partners,” and collectively with GP LLC, GP I LLC, Capital I, Holdings I, Holdings LLC, OCG, OCGH GP and BAM, the “Oaktree Funds”), in its capacity as the sole owner of Class B Limited Voting Shares of BAM. Each Oaktree Fund disclaims beneficial ownership of all equity securities reported in the above table. OCGH GP is managed by an executive committee consisting of Howard S. Marks, Bruce A. Karsh, Sheldon M. Stone, John B. Frank and Jay S. Wintrob (the “OCGH GP Members”). In such capacity, the OCGH GP Members may be deemed to have indirect beneficial ownership of the shares of common stock held by OCM Growth. Each OCGH GP Member expressly disclaims beneficial ownership of shares of common stock held by OCM Growth, except to the extent of his respective pecuniary interest therein. The principal business address of OCM Growth is 333 South Grand Avenue, 28th Floor, Los Angeles, California 90071.
(3)
Based on information included in the amended Schedule 13D jointly filed by Carilion Clinic and Retirement Place of Carilion Clinic on May 20, 2019. Also includes shares acquired pursuant to the Company’s automatic dividend reinvestment plan since the last Schedule 13D filing on May 20, 2019. The address of Carilion Clinic and Retirement Plan of Carilion Clinic is 213 South Jefferson Street, Suite 807, Roanoke, Virginia 24011.

(4)
Includes 13,121 shares held by Mr. Spreng directly, 21,732 shares held by Mr. Spreng’s 401(k) Plan, and 61,985 shares held by Runway Growth Holdings LLC. The shares held by Runway Growth Holdings LLC, may be deemed to be beneficially owned by Mr. Spreng by virtue of his ownership interest in Runway Growth Holdings LLC and his position of Chief Executive Officer thereof. Mr. Spreng disclaims any beneficial ownership of these shares.

(5)
Includes 7,761 shares held by Mr. Raterman directly and 61,985 shares held by Runway Growth Holdings LLC. The shares held by Runway Growth Holdings LLC, may be deemed to be beneficially owned by Mr. Raterman by virtue of his ownership interest in Runway Growth Holdings LLC and his position of Chief Financial Officer thereof. Mr. Raterman disclaims any beneficial ownership of these shares.

Equity Owned by Directors in the Company
Set forth below is the dollar range of equity securities beneficially owned by each of our directors as of the September 24, 2021:
Name	Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
R. David Spreng	Over $100,000
Brian Laibow	None
Independent Directors:
Gary Kovacs	Over $100,000
Julie Persily	Over $100,000
Lewis W. Solimene,Jr.	Over $100,000

(1)
Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Exchange Act.

(2)
Dollar ranges were determined using the number of shares that are beneficially owned as of September 24, 2021, multiplied by the Company’s net asset value per share as June 30, 2021, which was $14.61.

(3)
The dollar ranges of equity securities beneficially owned are: none; $1 – $10,000; $10,001 – $50,000; $50,001 – $100,000; and over $100,000.

DETERMINATION OF NET ASSET VALUE
Determinations in Connection with our Investments
We determine the net asset value per share of our common stock quarterly. The net asset value per share is equal to the value of our total assets minus liabilities and any preferred stock outstanding divided by the total number of shares of common stock outstanding. As of the date of this prospectus, we do not have any preferred stock outstanding.
Our investment assets are carried at fair value in accordance with the 1940 Act and ASC Topic 820, Fair Value Measurements. Fair value, as defined in Section 2(a)(41) of the 1940 Act, is (i) the market price for those securities for which a market quotation is readily available and (ii) for all other securities and assets, fair value is as determined in good faith by our Board. Our investments are primarily made to venture-backed companies focused in technology, life sciences, business services and industrial companies and other high-growth industries, including select consumer products and services. Given the nature of lending to these types of companies, our investments are generally considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indexes for these investments to be traded or exchanged. As such, we value substantially all of our investments at fair value as determined in good faith pursuant to a consistent valuation policy and our Board of Directors in accordance with the provisions of ASC Topic 820 and the 1940 Act.
Our Audit Committee is also responsible for assisting our Board in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, our Board, with the assistance of Runway Growth Capital and its senior investment team and independent valuation agents, is responsible for determining in good faith the fair value in accordance with the valuation policy approved by our Board of Directors. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. We consider a range of fair values based upon the valuation techniques utilized and select the value within that range that was most representative of fair value based on current market conditions as well as other factors Runway Growth Capital’s senior investment team considers relevant. When an external event with respect to one of our portfolio companies, such as a purchase transaction, public offering or subsequent equity sale occurs, we expect to use the pricing indicated by the external event to corroborate our valuation.
Our Board will make this fair value determination on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
•
Level 1 — Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

•
Level 2 — Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

•
Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.
In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment.
Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.
With respect to investments for which market quotations are not readily available, our Board will undertake a multi-step valuation process each quarter, as described below:
•
Our quarterly valuation process will begin with each portfolio company or investment being initially valued by Runway Growth Capital’s professionals that are responsible for the portfolio investment;

•
Preliminary valuation conclusions will then be documented and discussed with Runway Growth Capital’s senior investment team;

•
At least once annually, the valuation for each portfolio investment will be reviewed by one or more independent valuation firms. Certain investments, however, will not be evaluated by the applicable independent valuation firm if the net asset value and other aspects of such investments in the aggregate do not exceed certain thresholds;

•
The Audit Committee then reviews these preliminary valuations from Runway Growth Capital and the independent valuation firm, if any, and makes a recommendation to our Board of Directors regarding such valuations; and

•
Our Board of Directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of Runway Growth Capital, the respective independent valuation firms and our audit committee.

Determinations in Connection with our Offerings
In connection with certain future offerings of shares of our common stock, our Board or an authorized committee thereof is required by the 1940 Act to make the determination that we are not selling shares of our common stock at a price below our then current net asset value at the time at which the sale is made. Our Board or an authorized committee thereof considers the following factors, among others, in making such determination:
•
the net asset value of our common stock disclosed in the most recent periodic report we filed with the SEC;

•
our management’s assessment of whether any material change in the net asset value has occurred (including through the realization of net gains on the sale of our investments) from the period beginning on the date of the most recently disclosed net asset value to the period ending two days prior to the date of the sale of our common stock; and

•
the magnitude of the difference between (i) a value that our Board or an authorized committee thereof has determined reflects the current net asset value of our common stock, which is based upon the net asset value disclosed in the most recent periodic report we filed with the SEC, as adjusted to reflect our management’s assessment of any material change in the net asset value since the date of the most recently disclosed net asset value, and (ii) the offering price of the shares of our common stock in the proposed offering.
Moreover, to the extent that there is even a remote possibility (other than with respect to this offering) that we may (i) issue shares of our common stock at a price below the then-current net asset value of our common stock at the time at which the sale is made or (ii) trigger the undertaking to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value fluctuates by certain amounts in certain circumstances until the prospectus is amended, our Board or an authorized committee thereof will elect, in the case of clause (i) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine net asset value within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (ii) above, to comply with such undertaking or to undertake to determine net asset value to ensure that such undertaking has not been triggered.
These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN
We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result of adopting such a plan, if our Board authorizes, and we declare, a cash dividend or distribution, our stockholders who have not opted out of our dividend reinvestment plan will have their cash dividends or distributions automatically reinvested in additional shares of our common stock, rather than receiving cash.
If newly issued shares are used to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder will be determined by dividing the total dollar amount of the cash dividend or distribution payable to a shareholder by the market price per share of our common stock at the close of regular trading on the Nasdaq Global Select Market on the payment date of a distribution, or if no sale is reported for such day, the average of the reported bid and ask prices. However, if the market price per share on the payment date of a cash dividend or distribution exceeds the most recently computed net asset value per share, we will issue shares at the greater of (i) the most recently computed net asset value per share and (ii) 95% of the current market price per share (or such lesser discount to the current market price per share that still exceeded the most recently computed net asset value per share).
If shares are purchased in the open market to implement the dividend reinvestment plan, the number of shares to be issued to a shareholder shall be determined by dividing the dollar amount of the cash dividend payable to such shareholder by the weighted average price per share for all shares purchased by the plan administrator in the open market in connection with the dividend.
The number of shares to be issued to a participant in the dividend reinvestment plan are rounded downward to the nearest whole number to avoid the issuance of fractional shares, and any fractional share otherwise issuable to a participant but for this provision is instead be paid to such participant in cash contemporaneously with the issuance of such shares in connection with such cash dividend.
No action will be required on the part of a registered stockholder to have his or her cash dividends and distributions reinvested in shares of our common stock. A registered stockholder could instead elect to receive a dividend or distribution in cash by notifying Runway Growth Capital in writing, so that such notice is received by Runway Growth Capital no later than 5 days prior to the record date for distributions to the stockholders. Runway Growth Capital will set up an account for shares of our common stock acquired through the plan for each stockholder who does not elect to receive dividends and distributions in cash and hold such shares in non-certificated form. Those stockholders whose shares are held by a broker or other financial intermediary could receive dividends and distributions in cash by notifying their broker or other financial intermediary of their election.
Stockholders who receive dividends and distributions in the form of stock are generally subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends and distributions in cash. However, since a participating stockholder’s cash dividends and distributions will be reinvested in our common stock, such stockholder will not receive cash with which to pay applicable taxes on reinvested dividends and distributions. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or distribution from us will generally be equal to the cash that would have been received if the stockholder had received the dividend or distribution in cash, unless we were to issue new shares that are trading at or above net asset value, in which case, the stockholder’s basis in the new shares will generally be equal to their fair market value. Any stock received in a dividend or distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
The plan will be terminable by us upon notice in writing mailed to each stockholder of record at least 30 days prior to any record date for the payment of any distribution by us. All correspondence concerning the plan should be directed to Runway Growth Capital by mail at Runway Growth Capital LLC, 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS
The following discussion is a general summary of the certain U.S. federal income tax considerations applicable to us and to an investment in shares of our common stock. This discussion is based on the provisions of the Code and the regulations of the U.S. Department of Treasury promulgated thereunder, or “Treasury regulations,” each as in effect as of the date of this Memorandum.
These provisions are subject to differing interpretations and change by legislative or administrative action, and any change may be retroactive. This discussion does not constitute a detailed explanation of all U.S. federal income tax aspects affecting us and our stockholders and does not purport to deal with the U.S. federal income tax consequences that may be important to particular stockholders in light of their individual investment circumstances or to some types of stockholders subject to special tax rules, such as financial institutions, broker dealers, insurance companies, tax-exempt organizations, partnerships or other pass-through entities, persons holding our common stock in connection with a hedging, straddle, conversion or other integrated transaction, non-U.S. stockholders (as defined below) engaged in a trade or business in the United States, persons who have ceased to be U.S. citizens or to be taxed as resident aliens or individual non-U.S. stockholders present in the United States for 183 days or more during a taxable year. This discussion also does not address any aspects of U.S. estate or gift tax or foreign, state or local tax. This discussion assumes that our stockholders hold their shares of our common stock as capital assets for U.S. federal income tax purposes (generally, assets held for investment). No ruling has been or will be sought from the Internal Revenue Service (the “IRS”) regarding any matter discussed herein.
A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:
•
an individual who is a citizen or resident of the United States;

•
a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

•
an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust if a court within the United States is able to exercise primary jurisdiction over the administration of the trust and one or more U.S. persons have authority to control all substantial decisions of the trust.

A “non-U.S. stockholder” means a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:
•
a nonresident alien individual;

•
a foreign corporation; or

•
a foreign estate or trust.

If a partnership or other entity classified as a partnership, for U.S. federal income tax purposes, holds our shares, the U.S. tax treatment of the partnership and each partner generally will depend on the status of the partner, the activities of the partnership and certain determinations made at the partner level. A partnership considering an investment in our common stock should consult its own tax advisers regarding the U.S. federal income tax consequences of the acquisition, ownership and disposition of shares by the partnership.
Taxation of the Company
We have elected to be treated as a RIC under Subchapter M of the Code, for 2016 and we intend to qualify for treatment as a RIC annually thereafter. As a RIC, we generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that we timely distribute to our stockholders as dividends.
To qualify as a RIC, we must, among other things:
•
derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to our business of investing in stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership,” or “QPTP,” hereinafter the “90% Gross Income Test;” and
•
diversify our holdings so that, at the end of each quarter of each taxable year:

•
at least 50% of the value of our total assets is represented by cash and cash items, U.S. Government securities, the securities of other RICs and other securities, with other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of our total assets and not more than 10% of the outstanding voting securities of such issuer, and

•
not more than 25% of the value of our total assets is invested in the securities of any issuer (other than U.S. Government securities and the securities of other RICs), the securities of any two or more issuers that we control and that are determined to be engaged in the same business or similar or related trades or businesses, or the securities of one or more QPTPs, or the “Diversification Tests.”

In the case of a RIC that furnishes capital to development corporations, there is an exception relating to the Diversification Tests described above. This exception is available only to RICs which have received SEC Certification. We have not sought SEC Certification, but it is possible that we may seek SEC Certification in future years. If we receive SEC Certification, we generally will be entitled to include, in the computation of the 50% value of our assets (described above), the value of any securities of an issuer, whether or not we own more than 10% of the outstanding voting securities of the issuer, if the basis of the securities, when added to our basis of any other securities of the issuer that we own, does not exceed 5% of the value of our total assets.
As a RIC, we (but not our stockholders) are generally not subject to U.S. federal income tax on investment company taxable income and net capital gains net income that we timely distribute to our stockholders in any taxable year with respect to which we distribute an amount equal to at least 90% of the sum of our (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net realized short-term capital gains over net realized long-term capital losses and other taxable income (other than any net capital gain net income), reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (which is the excess of our gross tax-exempt interest income over certain disallowed deductions), or the “Annual Distribution Requirement.” We intend to distribute annually all or substantially all of such income. Generally, if we fail to meet this Annual Distribution Requirement for any taxable year, we will fail to qualify as a RIC for such taxable year. To the extent we meet the Annual Distribution Requirement for a taxable year, but retain our net capital gains net income for investment or any investment company taxable income, we are subject to U.S. federal income tax on such retained capital gains and investment company taxable income. We may choose to retain our net capital gains for investment or any investment company taxable income, and pay the associated corporate-level U.S. federal income tax, including any nondeductible 4% U.S. federal excise tax described below, if applicable.
We are subject to a nondeductible 4% U.S. federal excise tax on certain of our undistributed income, unless we timely distribute (or are deemed to have timely distributed) an amount equal to the sum of:
•
at least 98% of our ordinary income (not taking into account any capital gains or losses) for the calendar year;

•
at least 98.2% of our capital gain net income for a one-year period generally ending on October 31 of the calendar year (unless an election is made by us to use our taxable year); and

•
any net ordinary income and capital gain net income that we recognized for preceding years, but were not distributed during such years, and on which we paid no corporate-level U.S. federal income tax.

While we intend to distribute any income and capital gains in order to avoid imposition of this nondeductible 4% U.S. federal excise tax, we may not be successful in avoiding entirely the imposition of this tax. In that case, we will be liable for the tax only on the amount by which we do not meet the foregoing distribution requirement.
We are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while any senior securities are outstanding unless we meet the applicable asset coverage ratios. See “Regulation as a Business Development Company — Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the 4% U.S. federal excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.
A RIC is limited in its ability to deduct expenses in excess of its “investment company taxable income” (which is, generally, ordinary income plus the excess of net short-term capital gains over net long-term capital losses). If our expenses in a given year exceed investment company taxable income, we would experience a net operating loss for that year. However, a RIC is not permitted to carry forward net operating losses to subsequent years. In addition, expenses can be used only to offset investment company taxable income, not net capital gain. Due to these limits on the deductibility of expenses, we may, for tax purposes, have aggregate taxable income for several years that we are required to distribute and that is taxable to our stockholders even if such income is greater than the aggregate net income we actually earned during those years. Such required distributions may be made from our cash assets or by liquidation of investments, if necessary. We may realize gains or losses from such liquidations. In the event we realize net capital gains from such transactions, stockholders may receive a larger capital gain distribution than they would have received in the absence of such transactions.
Failure to Qualify as a RIC
While we have elected to be treated as a RIC and intend to qualify to be treated as a RIC annually, no assurance can be provided that we will qualify as a RIC for any taxable year. For example, we anticipate that we may have difficulty satisfying the Diversification Tests as we deploy initial capital and build our portfolio. In addition, we may have difficulty satisfying the diversification requirements after the consummation of the initial Spin-Off transaction if we decide to liquidate our portfolio since we will not be making additional investments. While we generally will not lose our status as a RIC as long as we do not acquire any non-qualifying securities or other property, under certain circumstances we may be deemed to have made an acquisition of non-qualifying securities or other property. If we have previously qualified as a RIC, but were subsequently unable to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, we would be subject to U.S. federal income tax on all of our taxable income (including our net capital gains) at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions, including distributions of net long-term capital gain, would generally be taxable to our stockholders as ordinary dividend income to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate stockholders would be eligible to claim a dividend received deduction with respect to such dividend; non-corporate stockholders would generally be able to treat such dividends as “qualified dividend income,” which is subject to reduced rates of U.S. federal income tax. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain. In order to requalify as a RIC, in addition to the other requirements discussed above, we would be required to distribute all of our previously undistributed earnings attributable to the period we failed to qualify as a RIC by the end of the first year that we intend to requalify as a RIC. If we fail to requalify as a RIC for a period greater than two taxable years, we may be subject to regular corporate-level U.S. federal income tax on any net built-in gains with respect to certain of our assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if we had been liquidated) that we elect to recognize on requalification or when recognized over the next five years.
The remainder of this discussion assumes that we qualify as a RIC for each taxable year.
Company Investments
Certain of our investment practices are subject to special and complex U.S. federal income tax provisions that may, among other things, (i) disallow, suspend or otherwise limit the allowance of certain losses or deductions, including the dividends received deduction, (ii) convert lower taxed long-term capital gains and qualified dividend income into higher taxed short-term capital gains or ordinary income, (iii) convert ordinary loss or a deduction into capital loss (the deductibility of which is more limited), (iv) cause us to recognize income or gain without a corresponding receipt of cash, (v) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (vi) adversely alter the characterization of certain complex financial transactions and (vii) produce income that will not qualify as good income for purposes of the 90% Gross Income Test. We monitor our transactions and may make certain tax elections and may be required to borrow money or dispose of securities to mitigate the effect of these rules and to prevent disqualification of us as a RIC but there can be no assurance that we will be successful in this regard.
Debt Instruments.   In certain circumstances, we may be required to recognize taxable income prior to the time at which we receive cash. For example, if we hold debt instruments that are treated under applicable tax rules as having OID (such as debt instruments with an end-of-term payment and/or PIK interest payment or, in certain cases, increasing interest rates or issued with warrants), we must include in taxable income each year a portion of the OID that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any OID accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement and to avoid the 4% U.S. federal excise tax, even though we will not have received any corresponding cash amount.
Warrants.   Gain or loss realized by us from the sale or exchange of warrants acquired by us as well as any loss attributable to the lapse of such warrants generally are treated as capital gain or loss. The treatment of such gain or loss as long-term or short-term generally depends on how long we held a particular warrant and on the nature of the disposition transaction.
Foreign Investments.   In the event we invest in foreign securities, we may be subject to withholding and other foreign taxes with respect to those securities. We do not expect to satisfy the requirement to pass through to our stockholders their share of the foreign taxes paid by us.
Passive Foreign Investment Companies.   We may invest in the stock of a foreign corporation which is classified as a “passive foreign investment company” (within the meaning of Section 1297 of the Code), or “PFIC.” In general, unless a special tax election has been made, we are required to pay U.S. federal income tax at ordinary income rates on any gains and “excess distributions” with respect to PFIC stock as if such items had been realized ratably over the period during which we held the PFIC stock, plus an interest charge. If we invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code (a “QEF”), in lieu of the foregoing requirements, we will be required to include in income each year a portion of the ordinary earnings and net capital gain of the QEF, even if such income is not distributed to us. Alternatively, we can elect to mark-to-market at the end of each taxable year our shares in a PFIC; in this case, we will recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it does not exceed prior increases included in income. Under either election, we may be required to recognize in a year income in excess of our distributions from PFICs and our proceeds from dispositions of PFIC stock during that year, and such income will nevertheless be subject to the Annual Distribution Requirement and will be taken into account for purposes of the 4% U.S. federal excise tax. No assurances can be given that any such election will be available or that, if available, we will make such an election. Income inclusions from a QEF will be “good income” for purposes of the 90% Gross Income Test provided that they are derived in connection with our business of investing in stocks and securities or the QEF distributes such income to us in the same taxable year to which the income is included in our income.
Foreign Currency Transactions.   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time we accrue income or other receivables or accrue expenses or other liabilities denominated in a foreign currency and the time we actually collect such receivables or pay such liabilities generally are treated as ordinary income or loss. Similarly, on disposition of debt instruments and certain other instruments denominated in a foreign currency, gains or losses attributable to fluctuations if the value of the foreign currency between the date of acquisition of the instrument and the date of disposition also are treated as ordinary gain or loss. These currency fluctuations related gains and losses may increase or decrease the amount of our investment company taxable income to be distributed to our stockholders as ordinary income.
Taxation of U.S. Stockholders
Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our net ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional shares of our common stock. To the extent such distributions paid by us to non-corporate U.S. stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations and such distributions are timely designated (“Qualifying Dividends”), they may be eligible for a maximum U.S. federal tax rate of 20%. In this regard, it is anticipated that distributions paid by us generally will not be attributable to dividends and, therefore, generally will not qualify for the 20% maximum rate applicable to Qualifying Dividends.
Distributions of our capital gain net income (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, which are currently taxable at a maximum rate of 20% in the case of individuals or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such U.S. stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.
U.S. stockholders receiving dividends or distributions in the form of additional shares of our common stock purchased in the market should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the stockholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Stockholders receiving dividends in newly issued shares of our common stock will be treated as receiving a distribution equal to the value of the shares received, and should have a cost basis of such amount.
Although we currently intend to distribute any net long-term capital gains at least annually, we may in the future decide to retain some or all of our net long-term capital gains but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay U.S. federal income tax on the retained amount, each U.S. stockholder will be required to include their share of the deemed distribution in income as if it had been distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to their allocable share of the U.S. federal income tax paid on the deemed distribution by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for their common stock. Since we expect to pay U.S. federal income tax on any retained capital gains at our regular corporate-level U.S. federal income tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of U.S. federal income tax that individual U.S. stockholders will be treated as having paid and for which they will receive a credit will exceed the U.S. federal income tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds a U.S. stockholder’s liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our U.S. stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”
We or the applicable withholding agent will provide you with a notice reporting the amount of any ordinary income dividends (including the amount of such dividend, if any, eligible to be treated as qualified dividend income) and capital gain dividends by January 31. For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, if we pay you a dividend in January which was declared in the previous October, November or December to U.S. stockholders of record on a specified date in one of these months, then the dividend will be treated for tax purposes as being paid by us and received by you on December 31 of the year in which the dividend was declared. If a U.S. stockholder purchases shares of our stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the U.S. stockholder will be subject to U.S. federal income tax on the distribution even though it represents a return of its investment.

Dividend Reinvestment Plan.   Under the dividend reinvestment plan, if a U.S. stockholder owns shares of common stock registered in its own name, the U.S. stockholder will have all cash distributions automatically reinvested in additional shares of common stock unless the U.S. stockholder opts out of our dividend reinvestment plan by delivering a written notice to Runway Growth Capital or our dividend paying agent, as applicable, prior to the record date of the next dividend or distribution. See “Dividend Reinvestment Plan.” Any distributions reinvested under the plan will nevertheless remain taxable to the U.S. stockholder. The U.S. stockholder will have an adjusted basis in the additional common shares purchased through the plan equal to the amount of the reinvested distribution. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.
Dispositions.   A U.S. stockholder generally will recognize gain or loss on the sale, exchange or other taxable disposition of shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares disposed of and the amount realized on their disposition. Generally, gain recognized by a U.S. stockholder on the disposition of shares of our common stock will result in capital gain or loss to a U.S. stockholder, and will be a long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss recognized by a U.S. stockholder upon the disposition of shares of our common stock held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by the U.S. stockholder. A loss recognized by a U.S. stockholder on a disposition of shares of our common stock will be disallowed as a deduction if the U.S. stockholder acquires additional shares of our common stock (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.
Tax Shelter Reporting Regulations.   Under applicable Treasury regulations, if a U.S. stockholder recognizes a loss with respect to shares of $2 million or more for a non-corporate U.S. stockholder or $10 million or more for a corporate U.S. stockholder in any single taxable year (or a greater loss over a combination of years), the U.S. stockholder must file with the IRS a disclosure statement on Form 8886. Direct U.S. stockholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, U.S. stockholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to U.S. stockholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. U.S. stockholders should consult their own tax advisers to determine the applicability of these regulations in light of their individual circumstances.
Backup Withholding.   We are required in certain circumstances to backup withhold on taxable dividends or distributions paid to non-corporate U.S. stockholders who do not furnish us or the dividend-paying agent with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is timely furnished to the IRS.
Limitation on Deduction for Certain Expenses.   For any period that we do not qualify as a “publicly offered regulated investment company,” as defined in the Code, U.S. stockholders will be taxed as though they received a distribution of some of our expenses. A “publicly offered regulated investment company” is a RIC whose shares are either (i) continuously offered pursuant to a public offering, (ii) regularly traded on an established securities market or (iii) held by at least 500 persons at all times during the taxable year. We anticipate that we will not qualify as a publicly offered RIC immediately after this offering; we may qualify as a publicly offered RIC for future taxable years. If we are not a publicly offered RIC for any period, a non-corporate U.S. stockholder’s allocable portion of our affected expenses, including our management fees, will be treated as an additional distribution to the U.S. stockholder and will be deductible by such U.S. stockholder only to the extent permitted under the limitations described below. For non-corporate U.S. stockholders, including individuals, trusts, and estates, significant limitations generally apply to the deductibility of certain expenses of a non-publicly offered RIC, including advisory fees. In particular, these expenses, referred to as “miscellaneous itemized deductions,” are currently not deductible to an individual or other non-corporate U.S. stockholder (and beginning in 2026, will be deductible only to the extent they exceed 2% of such a U.S. stockholder’s adjusted gross income), and are not deductible for alternative minimum tax purposes.

U.S. Taxation of Tax-Exempt U.S. Stockholders.   A U.S. stockholder that is a tax-exempt organization for U.S. federal income tax purposes and therefore generally exempt from U.S. federal income taxation may nevertheless be subject to taxation to the extent that it is considered to derive unrelated business taxable income (“UBTI”). The direct conduct by a tax-exempt U.S. stockholder of the activities we propose to conduct could give rise to UBTI. However, a BDC is a corporation for U.S. federal income tax purposes and its business activities generally will not be attributed to its stockholders for purposes of determining their treatment under current law. Therefore, a tax-exempt U.S. stockholder generally should not be subject to U.S. taxation solely as a result of the U.S. stockholder’s ownership of shares of common stock and receipt of dividends with respect to such shares. Moreover, under current law, if we incur indebtedness, such indebtedness will not be attributed to a tax-exempt U.S. stockholder. Therefore, a tax-exempt U.S. stockholder should not be treated as earning income from “debt-financed property” and dividends we pay should not be treated as “unrelated debt-financed income” solely as a result of indebtedness that we incur. Proposals periodically are made to change the treatment of “blocker” investment vehicles interposed between tax-exempt investors and non-qualifying investments. In the event that any such proposals were to be adopted and applied to BDCs, the treatment of dividends payable to tax- exempt investors could be adversely affected. In addition, special rules would apply if we were to invest in certain real estate investment trusts or other taxable mortgage pools, which we do not currently plan to do, that could result in a tax-exempt U.S. stockholder recognizing income that would be treated as UBTI.
Taxation of Non-U.S. Stockholders
The following discussion only applies to certain non-U.S. stockholders. Whether an investment in shares of our common stock is appropriate for a non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in shares of our common stock by a non-U.S. stockholder may have adverse tax consequences. non-U.S. stockholders should consult their own tax advisers before investing in shares of our common stock.
In general, non-U.S. stockholders that are not otherwise engaged in a U.S. trade or business will not be subject to U.S. federal income on distributions paid by us. However, distributions of our “investment company taxable income” generally are subject to withholding of U.S. federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current or accumulated earnings and profits unless an applicable exception applies. If the distributions are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if a treaty applies, are attributable to a U.S. permanent establishment of the non-U.S. stockholder), we will not be required to withhold U.S. federal tax if the non-U.S. stockholder complies with applicable certification and disclosure requirements, although the distributions will be subject to U.S. federal income tax at the rates applicable to U.S. persons. Special certification requirements apply to a non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisers.
However, no withholding is required with respect to certain distributions if (i) the distributions are properly reported to our non-U.S. stockholders as “interest-related dividends” or “short-term capital gain dividends,” (ii) the distributions are derived from sources specified in the Code for such dividends and (iii) certain other requirements are satisfied. Currently, we do not anticipate that any significant amount of our distributions would be reported as eligible for this exemption from withholding. No assurance can be provided that any of our distributions will qualify for this exemption.
Actual or deemed distributions of our net capital gains to a non-U.S. stockholder, and gains realized by a non-U.S. stockholder upon the sale or redemption of our common stock, will not be subject to U.S. federal income tax if properly reported by us as capital gain dividends unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) or, in the case of an individual, the non-U.S. stockholder was present in the United States for 183 days or more during the taxable year and certain other conditions are met.
If we distribute our net capital gains in the form of deemed rather than actual distributions, a non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the non-U.S. stockholder’s allocable share of the corporate-level U.S. federal income tax we pay on the capital gains deemed to have been distributed; however, in order to obtain the refund, the non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.
If any actual or deemed distributions of our net capital gains, or any gains realized upon the sale or redemption of our common stock, are effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, are attributable to a U.S. permanent establishment maintained by the non-U.S. stockholder), such amounts will be subject to U.S. income tax, on a net income basis, in the same manner, and at the graduated rates applicable to, a U.S. stockholder. For a corporate non-U.S. stockholder, the after-tax amount of distributions (both actual and deemed) and gains realized upon the sale or redemption of our common stock that are effectively connected to a U.S. trade or business (and, if a treaty applies, are attributable to a U.S. permanent establishment), may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in shares of our common stock may not be appropriate for certain non-U.S. stockholders.
Non-U.S. stockholders will not generally be subject to U.S. federal income or withholding tax with respect to gain recognized on the sale or other disposition of shares of our common stock.
Under the dividend reinvestment plan, our non-U.S. stockholders who have not “opted out” of our dividend reinvestment plan will have their cash distributions automatically reinvested in additional shares of our common stock, rather than receiving the cash distributions. If the distribution is a distribution of our investment company taxable income and is not properly reported by us as a short-term capital gains dividend or interest-related dividend (assuming an extension of the exemption discussed above), the amount distributed (to the extent of our current and accumulated earnings and profits) will be subject to U.S. federal withholding tax as described above and only the net after-tax amount will be reinvested in our common stock. If the distribution is effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if a treaty applies, is attributable to a U.S. permanent establishment), generally the full amount of the distribution will be reinvested in the plan and will nevertheless be subject to U.S. federal income tax at the ordinary income rates applicable to U.S. persons. The non-U.S. stockholder will have an adjusted basis in the additional common stock purchased through the plan equal to the amount reinvested. The additional shares will have a new holding period commencing on the day following the day on which the shares are credited to the non-U.S. stockholder’s account.
Non-U.S. persons should consult their own tax advisers with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.
If we were unable to qualify for treatment as a RIC, any distributions by us would be treated as dividends to the extent of our current and accumulated earnings and profits. We would not be eligible to report any such dividends as interest-related dividends, short-term capital gain dividends, or capital gain dividends. As a result, any such dividend paid to a non-U.S. stockholder that is not effectively connected with a U.S. trade or business of the non-U.S. stockholder (and, if an income tax treaty applies, attributable to a permanent establishment maintained by the non-U.S. stockholder in the United States) would be subject to the 30% (or reduced applicable treaty rate) U.S. withholding tax discussed above regardless of the source of the income giving rise to such distribution. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the non-U.S. stockholder’s tax basis, and any remaining distributions would be treated as a gain from the sale of the non-U.S. stockholder’s shares subject to taxation as discussed above. For the consequences to the Company for failing to qualify as a RIC, see “— Failure to Qualify as a RIC” above.
Backup Withholding and Information Reporting
U.S. stockholders.   Information returns are required to be filed with the IRS in connection with dividends on the common stock and proceeds received from a sale or other disposition of the common stock to a U.S. stockholder unless the U.S. stockholder is an exempt recipient. U.S. stockholders may also be subject to backup withholding on these payments in respect of the common stock unless such U.S. stockholder provides its taxpayer identification number and otherwise complies with applicable requirements of the backup withholding rules or provides proof of an applicable exemption.

Non-U.S. stockholders.   Information returns are required to be filed with the IRS in connection with payment of dividends on the common stock to non-U.S. stockholders. Unless a non-U.S. stockholder complies with certification procedures to establish that it is not a United States person, information returns may also be filed with the IRS in connection with the proceeds from a sale or other disposition of the common stock. A non-U.S. stockholder who is a nonresident alien individual may be subject to information reporting and backup-withholding of U.S. federal income tax on dividends unless the non-U.S. stockholder provides us or the dividend paying agent with an IRS Form W-8BEN or IRS Form W-8BEN-E (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a non-U.S. stockholder or otherwise establishes an exemption from backup withholding.
Amounts withheld under the backup withholding rules are not additional taxes and may be refunded or credited against a U.S. stockholder’s or non-U.S. stockholder’s U.S. federal income tax liability, if any, provided the required information is timely furnished to the IRS.
Foreign Account Tax Compliance Act
Legislation commonly referred to as the “Foreign Account Tax Compliance Act,” or “FATCA,” generally imposes a 30% withholding tax on payments of certain types of income to foreign financial institutions (“FFIs”) unless such FFIs either: (i) enter into an agreement with the U.S. Treasury to report certain required information with respect to accounts held by U.S. persons (or held by foreign entities that have U.S. persons as substantial owners) or (ii) reside in a jurisdiction that has entered into an intergovernmental agreement (“IGA”) with the United States to collect and share such information and are in compliance with the terms of such IGA and any enabling legislation or regulations. The types of income subject to the tax include U.S. source interest and dividends. While existing U.S. Treasury regulations would also require withholding on payments of the gross proceeds from the sale of any property that could produce U.S. source interest or dividends, the U.S. Treasury Department has indicated its intent to eliminate this requirement in subsequent proposed regulations, which state that taxpayers may rely on the proposed regulations until final regulations are issued. The information required to be reported includes the identity and taxpayer identification number of each account holder that is a U.S. person and transaction activity within the holder’s account. In addition, subject to certain exceptions, FATCA also imposes a 30% withholding on payments to foreign entities that are not FFIs unless such foreign entities certify that they do not have a greater than 10% U.S. owner or provide the withholding agent with identifying information on each greater than 10% U.S. owner. Depending on the status of a beneficial owner and the status of the intermediaries through which they hold their shares, beneficial owners of our common stock could be subject to this 30% withholding tax with respect to distributions on their shares of our common stock and proceeds from the sale of their shares of our common stock. Under certain circumstances, a beneficial owner might be eligible for refunds or credits of such taxes.

DESCRIPTION OF OUR CAPITAL STOCK
The following description is based on relevant portions of the MGCL and on our certificate of incorporation and bylaws. This summary is not necessarily complete, and we refer you to the MGCL and our charter and bylaws for a more detailed description of the provisions summarized below.
The following is a brief description of the securities of the Company registered pursuant to Section 12 of the Exchange Act. This description of the terms of our shares of common stock, par value $0.01 (“Shares,” each a “Share”) does not purport to be complete and is subject to and qualified in its entirety by reference to the applicable provisions of MGCL, and the full text of our charter and bylaws. As of the date hereof, our common stock is the only class of our securities registered under Section 12 of the Exchange Act.
Stock
Our authorized stock consists of 100,000,000 shares, par value $0.01 per share, all of which are initially designated as common stock. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.
The following are our outstanding classes of securities as of September 24, 2021:
(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under(3)
Common stock	100,000,000	—	34,530,614
Under our charter, the Company’s Board is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock without obtaining stockholder approval. As permitted by the MGCL, our charter provides that the Board, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.
Common Stock
All shares of our common stock have equal rights as to earnings, assets, voting, and dividends and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our Board and declared by us out of assets legally available therefor. Shares of our common stock have no preemptive, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of our liquidation, dissolution or winding up, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.
Limitation on Liability of Directors and Officers; Indemnification and Advance of Expenses
Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.
Our charter authorizes us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. Our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while serving as our director or officer and at our request, serves or has served another corporation, real estate investment trust, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner, trustee, member or manager and who is made, or threatened to be made, a party to the proceeding by reason of his or her service in that capacity from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her service in any such capacity and to pay or reimburse his or her reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.
Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer in advance of final disposition of a proceeding upon the corporation’s receipt of  (a) a written affirmation by the director or officer of his or her good-faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements provide our directors and executive officers the maximum indemnification permitted under Maryland law and the 1940 Act.
Certain Provisions of the Maryland General Corporation Law and Our Charter and Bylaws
The MGCL and our charter and bylaws contain provisions that could make it more difficult for a potential acquirer to acquire us by means of a tender offer, proxy contest or otherwise, the material ones of which are discussed below. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our Board of Directors. We expect the benefits of these provisions to outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified Board of Directors
Our Board is divided into three classes of directors serving staggered three-year terms. Upon expiration of their terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify, and each year one class of directors will be elected by the stockholders. A classified Board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified Board will help to ensure the continuity and stability of our management and policies.
Election of Directors
Our bylaws, as authorized by our charter, provide that the affirmative vote of the holders of a plurality of the outstanding shares of stock entitled to vote in the election of directors cast at a meeting of stockholders duly called, and at which a quorum is present, will be required to elect a director. Pursuant to our charter our Board may amend the bylaws to alter the vote required to elect directors.
Number of Directors; Vacancies; Removal
Our charter provides that the number of directors will be set only by the Board in accordance with our bylaws. Our bylaws provide that a majority of our entire Board may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than one nor more than nine. Our charter provides that, at such time as we have at least three independent directors and our common stock is registered under the Exchange Act, as amended, we elect to be subject to the provision of Subtitle 8 of Title 3 of the MGCL regarding the filling of vacancies on the Board. Accordingly, at such time, except as may be provided by the Board in setting the terms of any class or series of preferred stock, any and all vacancies on the Board may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.
Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.
Action by Stockholders
Under the MGCL, stockholder action can be taken only at an annual or special meeting of stockholders or (unless the charter provides for stockholder action by less than unanimous written consent, which our charter does not) by unanimous written consent in lieu of a meeting. These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.
Advance Notice Provisions for Stockholder Nominations and Stockholder Proposals
Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the Board and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by or at the direction of the Board or (3) by a stockholder of the Company who is a stockholder of record both at the time of giving of notice provided for in our bylaws and at the time of the annual meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the Board at a special meeting may be made only (1) by or at the direction of the Board of Directors or (2) provided that the Board of Directors has determined that directors will be elected at the meeting, by a stockholder of the Company who is a stockholder of record both at the time of giving of notice provided for in our bylaws and at the time of the special meeting, who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.
The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our Board a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our Board, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our Board any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.
Calling of Special Meetings of Stockholders
Our bylaws provide that special meetings of stockholders may be called by our Board and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.
Approval of Extraordinary Corporate Action; Amendment of Charter and Bylaws
Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments, any proposal for our conversion, whether by charter amendment, merger or otherwise, from a closed-end company to an open-end company and any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80% of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by a majority of our continuing directors (in addition to approval by our Board of Directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as (1) our current directors, (2) those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of our current directors then on the Board or (3) any successor directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of continuing directors or the successor continuing directors then in office.
Our charter and bylaws provide that the Board of Directors will have the exclusive power to make, alter, amend or repeal any provision of our bylaws.
No Appraisal Rights
Except with respect to appraisal rights arising in connection with the Control Share Act discussed below, as permitted by the MGCL, our charter provides that stockholders will not be entitled to exercise appraisal rights unless a majority of the Board of Directors shall determine such rights apply.
Control Share Acquisitions
The MGCL Control Share Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquirer, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquirer or in respect of which the acquirer is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquirer to exercise voting power in electing directors within one of the following ranges of voting power:

•
one-tenth or more but less than one-third;

•
one-third or more but less than a majority; or

•
a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquirer crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.
A person who has made or proposes to make a control share acquisition may compel the Board of Directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.
If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may redeem for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to redeem control shares is subject to certain conditions and limitations, including, as provided in our bylaws compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquirer or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquirer becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquirer in the control share acquisition.
The Control Share Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation. Our bylaws contain a provision exempting from the Control Share Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Act only if the Board of Directors determines that it would be in our best interests to do so.
Business Combinations
Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder (the “Business Combination Act”). These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:
•
any person who beneficially owns 10% or more of the voting power of the corporation’s outstanding voting stock; or

•
an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the Board approved in advance the transaction by which the stockholder otherwise would have become an interested stockholder. However, in approving a transaction, the Board may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the Board.
After the five-year prohibition, any business combination between the Maryland corporation and an interested stockholder generally must be recommended by the Board of the corporation and approved by the affirmative vote of at least:

•
80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•
two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.
The statute permits various exemptions from its provisions, including business combinations that are exempted by the Board before the time that the interested stockholder becomes an interested stockholder. Our Board has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the Board, including a majority of the directors who are not “interested persons” as defined in the 1940 Act. This resolution may be altered or repealed in whole or in part at any time; however, our Board of Directors will adopt resolutions so as to make us subject to the provisions of the Business Combination Act only if the Board determines that it would be in our best interests and if the SEC staff does not object to our determination that our being subject to the Business Combination Act does not conflict with the 1940 Act. If this resolution is repealed, or the Board of Directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.
Conflict with 1940 Act
Our bylaws provide that, if and to the extent that any provision of the MGCL, including the Control Share Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.
Exclusive Forum
Our charter and bylaws provide that, to the fullest extent permitted by law, unless we consent in writing to the selection of an alternative forum, the sole and exclusive forum for (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer or other employee of the Company to the Company or the Company’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the MGCL, the charter or bylaws or the securities, antifraud, unfair trade practices or similar laws of any international, national, state, provincial, territorial, local or other governmental or regulatory authority, including, in each case, the applicable rules and regulations promulgated thereunder, or (iv) any action asserting a claim governed by the internal affairs doctrine shall be a federal or state court located in the state of Delaware, provided that to the extent the appropriate court located in the state of Delaware determines that it does not have jurisdiction over such action, then the sole and exclusive forum shall be any federal or state court located in the state of Maryland. Any person or entity purchasing or otherwise acquiring any interest in shares of capital stock of the Company shall be deemed, to the fullest extent permitted by law, to have notice of and consented to these exclusive forum provisions and to have irrevocably submitted to, and waived any objection to, the exclusive jurisdiction of such courts in connection with any such action or proceeding and consented to process being served in any such action or proceeding, without limitation, by United States mail addressed to the stockholder at the stockholder’s address as it appears on the records of the Company, with postage thereon prepaid.

REGULATION
We have elected to be regulated as a BDC under the 1940 Act. A BDC must be organized in the United States for the purpose of investing in or lending to primarily private companies and making significant managerial assistance available to them. A BDC may use capital provided by stockholders and from other sources to make long-term, private investments in businesses. A BDC provides stockholders the ability to retain the liquidity of a publicly traded stock while sharing in the possible benefits, if any, of investing in primarily privately-owned companies.
We may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC unless authorized by vote of a majority of the outstanding voting securities, as required by the 1940 Act. A majority of the outstanding voting securities of a company is defined under the 1940 Act as the lesser of: (a) 67% or more of such company’s voting securities present at a meeting if more than 50% of the outstanding voting securities of such company are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of such company. We do not anticipate any substantial change in the nature of our business.
As with other companies regulated by the 1940 Act, a BDC must adhere to certain substantive regulatory requirements. A majority of our directors must be persons who are not “interested persons,” as that term is defined in the 1940 Act. Additionally, we are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect the BDC. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
As a BDC, we are generally required to meet an asset coverage ratio, defined under the 1940 Act as the ratio of our gross assets (less all liabilities and indebtedness not represented by senior securities) to our outstanding senior securities, of at least 200% after each issuance of senior securities. However, the 1940 Act has been modified to allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, at an annual or special meeting at which quorum is met, approve a proposal to do so. If we receive such stockholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the “required majority” of our independent directors as defined in Section 57(o) of the 1940 Act approve such increase, with such approval becoming effective after one year. If we receive approval to increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% from an asset coverage ratio of 200%, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage and risks related to leverage.
We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of us, Runway Growth Capital or our respective affiliates and, in some cases, prior approval by the SEC.
We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act and the rules and regulations thereunder. Prior to January 19, 2021, except for registered money market funds, we generally were prohibited from acquiring more than 3% of the voting stock of any registered investment company, investing more than 5% of the value of our total assets in the securities of one investment company, or investing more than 10% of the value of our total assets in the securities of more than one investment company without obtaining exemptive relief from the SEC. However, the SEC adopted new rules, which became effective on January 19, 2021, that allow us to acquire the securities of other investment companies in excess of the 3%, 5%, and 10% limitations without obtaining exemptive relief if we comply with certain conditions. If we invest in securities issued by investment companies, if any, it should be noted that such investments might subject our stockholders to additional expenses as they will be indirectly responsible for the costs and expenses of such companies.
Investment companies registered under the 1940 Act and private funds that are excluded from the definition of   “investment company” pursuant to either Section 3(c)(1) or 3(c)(7) of the 1940 Act may not acquire directly or through a controlled entity more than 3% of our total outstanding voting stock (measured at the time of the acquisition), unless the funds comply with an exemption under the 1940 Act. As a result, certain of our investors may hold a smaller position in our shares than if they were not subject to these restrictions.
We are generally not able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value of our common stock if our Board of Directors determines that such sale is in our best interests and the best interests of our stockholders, and our stockholders approve such sale. In addition, we may generally issue new shares of our common stock at a price below net asset value in rights offerings to existing stockholders, in payment of dividends and in certain other limited circumstances.
As a BDC, we are generally limited in our ability to invest in any portfolio company in which Runway Growth Capital or any of its affiliates currently has an investment or to make any co-investments with our investment adviser or its affiliates without an exemptive order from the SEC, subject to certain exceptions. On August 10, 2020, we, Runway Growth Capital, and certain other funds and accounts sponsored or managed by Runway Growth Capital were granted the Order that permits us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by Runway Growth Capital or its affiliates in a manner consistent with the our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by Runway Growth Capital or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Order, a majority of our independent directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
We are subject to periodic examination by the SEC for compliance with the 1940 Act.
As a BDC, we are subject to certain risks and uncertainties. See “Risk Factors — Risks Related to Our Business and Structure.”
Qualifying Assets
Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are any of the following:
(1)
Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)
is organized under the laws of, and has its principal place of business in, the United States;

(b)
is not an investment company (other than a small business investment company wholly owned by the BDC) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)
satisfies any of the following:

(i)
does not have any class of securities that is traded on a national securities exchange;

(ii)
has a class of securities listed on a national securities exchange, but has an aggregate market value of outstanding voting and non-voting common equity of less than $250 million;

(iii)
is controlled by a BDC or a group of companies including a BDC and the BDC has an affiliated person who is a director of the eligible portfolio company; or

(iv)
is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2)
Securities of any eligible portfolio company controlled by the Company.

(3)
Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)
Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and the Company already owns 60% of the outstanding equity of the eligible portfolio company.

(5)
Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)
Cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment.

In addition, a BDC must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above.
Control, as defined by the 1940 Act, is presumed to exist where a BDC beneficially owns more than 25% of the outstanding voting securities of the portfolio company, but may exist in other circumstances based on the facts and circumstances.
The regulations defining qualifying assets may change over time. The Company may adjust its investment focus as needed to comply with and/or take advantage of any regulatory, legislative, administrative or judicial actions
Managerial Assistance to Portfolio Companies
In addition, a BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described above in Qualifying Assets categories (1), (2) or (3). However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above in Qualifying Assets category (1)(c)(iv)) significant managerial assistance; except that, where the BDC purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company. We may also receive fees for these services. Runway Growth Capital may provide, or arrange for the provision of, such managerial assistance on our behalf to portfolio companies that request this assistance, subject to reimbursement of any fees or expenses incurred on our behalf by Runway Growth Capital in accordance with our Advisory Agreement.
Temporary Investments
Pending investment in other types of  “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury Bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies.

A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our gross assets constitute repurchase agreements from a single counterparty, we would not meet the diversification tests in order to qualify as a RIC for U.S. federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Runway Growth Capital monitors the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.
Warrants
Under the 1940 Act, a BDC is subject to restrictions on the issuance, terms and amount of warrants, options or rights to purchase shares of capital stock that it may have outstanding at any time. Under the 1940 Act, we may generally only offer warrants provided that (i) the warrants expire by their terms within ten years, (ii) the exercise or conversion price is not less than the current market value at the date of issuance, (iii) stockholders authorize the proposal to issue such warrants, and the Board approves such issuance on the basis that the issuance is in our best interests and the stockholders best interests and (iv) if the warrants are accompanied by other securities, the warrants are not separately transferable unless no class of such warrants and the securities accompanying them has been publicly distributed. The 1940 Act also provides that the amount of our voting securities that would result from the exercise of all outstanding warrants, as well as options and rights, at the time of issuance may not exceed 25% of our outstanding voting securities. In particular, the amount of capital stock that would result from the conversion or exercise of all outstanding warrants, options or rights to purchase capital stock cannot exceed 25% of the BDC’s total outstanding shares of capital stock.
Senior Securities; Coverage Ratio
We are generally permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. However, the 1940 Act has been modified to allow a BDC to increase the maximum amount of leverage it may incur from an asset coverage ratio of 200% to an asset coverage ratio of 150%, if certain requirements are met. We are permitted to increase our leverage capacity if stockholders representing at least a majority of the votes cast, at an annual or special meeting at which quorum is met, approve a proposal to do so. If we receive such stockholder approval, we would be permitted to increase our leverage capacity on the first day after such approval. Alternatively, we may increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% if the “required majority” of our independent directors as defined in Section 57(o) of the 1940 Act approve such increase, with such approval becoming effective after one year. If we receive approval to increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% from an asset coverage ratio of 200%, we would be required to make certain disclosures on our website and in SEC filings regarding, among other things, the receipt of approval to increase our leverage, our leverage capacity and usage and risks related to leverage. Following the completion of this offering, the Board expects to approve a proposal to increase the maximum amount of leverage we may incur to an asset coverage ratio of 150% and seek corresponding approval from our stockholders. We cannot assure you that our stockholders will approve the increase of our leverage.
In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our gross assets for temporary purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors — Risks Related to Our Business and Structure — We may borrow money, which would magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.”
Compliance Policies and Procedures
We and Runway Growth Capital have adopted and implemented written policies and procedures reasonably designed to detect and prevent violation of the federal securities laws and are required to review these compliance policies and procedures annually for their adequacy and the effectiveness of their implementation and designate a chief compliance officer to be responsible for administering the policies and procedures. Joseph McDermott currently serves as our Chief Compliance Officer.
Codes of Ethics
We have adopted a Code of Business Conduct Ethics for our employees and directors, including, specifically, our Chief Executive Officer, our Chief Financial Officer, and our other executive officers. Our Code of Business Conduct and Ethics satisfies the requirements for a “code of ethics” within the meaning of SEC rules. A copy of the Code of Business Conduct and Ethics is posted on our website. We intend to disclose any changes in, or waivers from, the Code of Business Conduct and Ethics by posting such information on the same website or by filing a Form 8-K, in each case to the extent such disclosure is required by rules of the SEC or NASDAQ.
Affiliated Transactions
On August 10, 2020, we, Runway Growth Capital, and certain other funds and accounts sponsored or managed by Runway Growth Capital were granted the Order that permits us greater flexibility than the 1940 Act permits to negotiate the terms of co-investments if our Board of Directors determines that it would be advantageous for us to co-invest with other accounts sponsored or managed by Runway Growth Capital or its affiliates in a manner consistent with the our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors. We believe that the ability to co-invest with similar investment structures and accounts sponsored or managed by Runway Growth Capital or its affiliates will provide additional investment opportunities and the ability to achieve greater diversification. Under the terms of the Order, a majority of our independent directors are required to make certain determinations in connection with a co-investment transaction, including that (1) the terms of the proposed transaction are reasonable and fair to us and our stockholders and do not involve overreaching of us or our stockholders on the part of any person concerned and (2) the transaction is consistent with the interests of our stockholders and is consistent with our investment objective, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.
Cancellation of the Investment Advisory Agreement
Under the 1940 Act, the Advisory Agreement will automatically terminate in the event of its assignment, as defined in the 1940 Act, by Runway Growth Capital. The Advisory Agreement automatically terminates in the event of its assignment, as defined in the 1940 Act, and may be terminated, without penalty, upon not more than 60 days’ written notice, by (i) the affirmative vote of a majority of our outstanding voting securities, (ii) the affirmative vote of a majority of our Board of Directors, including a majority of our directors who are not “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, of us, Runway Growth Capital or our respective affiliates, or (iii) Runway Growth Capital.
Proxy Voting Policies and Procedures
We have delegated our proxy voting responsibility to Runway Growth Capital. The Proxy Voting Policies and Procedures of Runway Growth Capital are set forth below. The guidelines will be reviewed periodically by Runway Growth Capital and our non-interested directors, and, accordingly, are subject to change. For purposes of the Proxy Voting Policies and Procedures described below, “we,” “our” and “us” refers to Runway Growth Capital.
An investment adviser registered under the Advisers Act has a fiduciary duty to act solely in the best interests of its clients. As part of this duty, we recognize that we must vote client securities in a timely manner, free of conflicts of interest and in the best interests of our clients.
These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.
Proxy Policies
We will vote proxies relating to our portfolio securities in what we perceive to be the best interests of our clients’ stockholders. We will review on a case-by-case basis each proposal submitted to a stockholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exist compelling long-term reasons to do so.
Our proxy-voting decisions will be made by the senior officers who are responsible for monitoring each of our clients’ investments. To ensure that our vote is not the product of a conflict of interest, we will require that: (1) anyone involved in the decision-making process disclose to our management any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision-making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.
Proxy Voting Records
You may obtain information about how we voted proxies by making a written request for proxy voting information to: Runway Growth Capital LLC, 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601.
Privacy Principles
We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.
Pursuant to our privacy policy, we do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law, or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).
We may collect non-public information about investors from our subscription agreements or other forms, such as name, address, account number and the types and amounts of investments, and information about transactions with us or our affiliates, such as participation in other investment programs, ownership of certain types of accounts or other account data and activity. We may disclose the information that we collect from our stockholders or former stockholders, as described above, only to our affiliates and service providers and only as allowed by applicable law or regulation. Any party that receives this information uses it only for the services required by us and as allowed by applicable law or regulation and is not permitted to share or use this information for any other purpose. To protect the non-public personal information of individuals, we restrict access to non-public personal information about our stockholders to employees of Runway Growth Capital and its affiliates with a legitimate business need for the information. In order to guard our stockholders’ non-public personal information, we maintain physical, electronic and procedural safeguards that are designed to comply with applicable law. Non-public personal information that we collect about our stockholders is generally stored on secured servers located in the United States. An individual stockholder’s right to privacy extends to all forms of contact with us, including telephone, written correspondence and electronic media, such as the Internet.
Reporting Obligations
We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law. We are required to comply with all periodic reporting, proxy solicitation and other applicable requirements under the Exchange Act.
Our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, as well as reports on Forms 3, 4 and 5 regarding directors, officers and 10% beneficial owners of us, filed or furnished pursuant to section 13(a), 15(d) or 16(a) of the Exchange Act, are available on our website free of charge (https://runwaygrowth.com/document-center/) and none of the information on our website is incorporated or a part of this prospectus.
Stockholders and the public may also view any materials we file with the SEC on the SEC’s website http://www.sec.gov and none of the information on the SEC’s website is incorporated or a part of this prospectus.

Other
We have adopted an investment policy that complies with the requirements applicable to us as a BDC. We expect to be periodically examined by the SEC for compliance with the 1940 Act and the 1934 Act, and are subject to the periodic reporting and related requirements of the 1934 Act.
We are also required to provide and maintain a bond issued by a reputable fidelity insurance company to protect against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.
We are also required to designate a chief compliance officer and to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws and to review these policies and procedures annually for their adequacy and the effectiveness of their implementation.
We are not permitted to change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by a majority of the outstanding shares of our common stock.
We intend to operate as a non-diversified management investment company; however, we are currently and may, from time to time, in the future, be considered a diversified management investment company pursuant to the definitions set forth in the 1940 Act.
Our internet address is https://runwaygrowth.com. Information contained on our website or the SEC’s website is not incorporated by reference into this prospectus. We make available free of charge on our website our annual report on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, proxy statement and amendments to those reports as soon as reasonably practicable after we electronically file such material with, or furnish them to, the SEC.

SHARES ELIGIBLE FOR FUTURE SALE
Prior to this offering, there has been no public market for our common stock. We cannot predict the effect, if any, that sales of shares or the availability of shares for sale will have on the market price of our common stock prevailing from time to time. Sales of substantial amounts of our common stock in the public market, or the perception that such sales could occur, could adversely affect the prevailing market price of our common stock.
Prior to this offering, we had 34,530,614 shares of our common stock outstanding. Upon completion of this offering [•] shares of our common stock will be issued and outstanding. If the underwriters exercise their option to purchase additional shares of our common stock, [•] shares of our common stock will be issued and outstanding immediately after the completion of this offering.
Rule 144
All of the 34,530,614 shares outstanding prior to this offering are considered “restricted” securities under the meaning of Rule 144 and may not be sold in the absence of registration under the Securities Act unless an exemption from registration is available. Additionally, any shares purchased in this offering by our affiliates, as that term is defined in Rule 144 under the Securities Act, would only be able to be sold in compliance with the Rule 144 limitations described below. See “Risk Factors — Risks Related to an Investment in Our Common Stock — Prior to this offering, there has been no public market for our common stock, and we cannot assure you that a market for our common stock will develop or that the market price of shares of our common stock will not decline following the offering. ”
In general, under Rule 144 under the Securities Act, a person (or persons whose shares are aggregated) who is not deemed to have been an affiliate of ours at any time during the three months preceding a sale, and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months (including any period of consecutive ownership of preceding non-affiliated holders) would be entitled to sell those shares, subject only to the availability of current public information about us. A non-affiliated person who has beneficially owned restricted securities within the meaning of Rule 144 for at least one year would be entitled to sell those shares without regard to the provisions of Rule 144.
A person (or persons whose shares are aggregated) who is deemed to be an affiliate of ours and who has beneficially owned restricted securities within the meaning of Rule 144 for at least six months would be entitled to sell within any three-month period a number of shares that does not exceed the greater of 1% of the then outstanding shares of our common stock or the average weekly trading volume of our common stock during the four calendar weeks preceding such sale. Such sales are also subject to certain manner of sale provisions, notice requirements and the availability of current public information about us (which requires that we are current in our periodic reports under the 1934 Act).
No assurance can be given as to the likelihood that an active trading market for our common stock will develop, the liquidity of any such market, the ability of our stockholders to sell their shares or the prices that our stockholders may obtain for any of their shares.
Lock-up Restrictions
We, our executive officers, our directors, our stockholders holding in the aggregate all of the outstanding shares of our common stock and the Adviser have entered into lock-up agreements with the underwriters. Under these agreements, subject to certain exceptions, we and each of these persons agree not to, without the prior written approval of the representatives of the underwriters, offer, sell, offer to sell, contract or agree to sell, hypothecate, hedge, pledge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock. These restrictions are in effect for a period of 180 days after the date of this prospectus. At any time, the representatives may, in their sole discretion, release some or all of the securities from these lock-up agreements. See “Underwriting.”
In addition, each of our directors, executive officers and certain shareholders have agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for an additional 185 days beginning immediately after the expiration of the 180 day lock-up period (365 days in total from the date of this prospectus).

OCM Growth and certain of its affiliates, holding in the aggregate 19,200,496 shares, or 55.60%, of our common stock, have also agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for an additional 270 days beginning immediately after the expiration of the 180 day lock-up period (450 days in total from the date of this prospectus), provided, however that (i) 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the first day following the expiration of the initial 180 day lock-up period, (ii) an additional 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the 90th day following the expiration of the initial 180 day lock-up period, (iii) an additional 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the 180th day following the expiration of the initial 180 day lock-up period and (iv) the remaining 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the 270th day following the expiration of the initial 180 day lock-up period.
Further, certain other institutional shareholders holding in the aggregate approximately 27.23% of the outstanding shares of our common stock have agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for an additional 185 days beginning immediately after the expiration of the 180 day lock-up period (365 days in total from the date of this prospectus), provided, however that (i) 33% of the shares of the Company’s common stock held by certain institutional shareholders prior to this offering will not be subject to any transfer restrictions on the first day following the expiration of the initial 180 day lock-up period, (ii) an additional 33% of the shares of the Company’s common stock held by certain institutional shareholders prior to this offering will not be subject to any transfer restrictions on the 90th day following the expiration of the initial 180 day lock-up period, and (iii) the remaining 33% of the shares of the Company’s common stock held by certain institutional shareholders prior to this offering will not be subject to any transfer restrictions on the 185th day following the expiration of the initial 180 day lock-up period.
The Company, in its sole discretion, may release the securities subject to any of the transfer restrictions described above, in whole or in part at any time during the subsequent restricted periods. See “Underwriting.”

UNDERWRITING
We are offering the shares of common stock described in this prospectus through a number of underwriters. J.P. Morgan Securities LLC, Morgan Stanley & Co. LLC and Wells Fargo Securities, LLC are acting as joint book-running managers of the offering and as representatives of the underwriters (the “Representatives”). We will enter into an underwriting agreement with the underwriters. Subject to the terms and conditions of the underwriting agreement, we will agree to sell to the underwriters, and each underwriter will severally agreed to purchase, at the public offering price less the underwriting discounts and commissions set forth on the cover page of this prospectus, the number of shares of common stock listed next to its name in the following table:
Name	Number of Shares
J.P. Morgan Securities LLC
Morgan Stanley & Co. LLC
Wells Fargo Securities, LLC

Total
The underwriters are committed to purchase all the common shares offered by us if they purchase any shares. The underwriting agreement also provides that if an underwriter defaults, the purchase commitments of non-defaulting underwriters may also be increased or the offering may be terminated.
The underwriters propose to offer the common shares directly to the public at the initial public offering price set forth on the cover page of this prospectus and to certain dealers at that price less a concession not in excess of $      per share. Any such dealers may resell shares to certain other brokers or dealers at a discount of up to $      per share from the initial public offering price. After the initial offering of the shares to the public, if all of the common shares are not sold at the initial public offering price, the underwriters may change the offering price and the other selling terms. Sales of any shares made outside the United States may be made by affiliates of the underwriters.
The underwriters have an option to buy up to      additional shares of common stock from us to cover sales of shares by the underwriters which exceed the number of shares specified in the table above. The underwriters have 30 days from the date of this prospectus to exercise this option to purchase additional shares. If any shares are purchased with this option to purchase additional shares, the underwriters will purchase shares in approximately the same proportion as shown in the table above. If any additional shares of common stock are purchased, the underwriters will offer the additional shares on the same terms as those on which the shares are being offered.
The underwriting fee is equal to the public offering price per share of common stock less the amount paid by the underwriters to us per share of common stock. The underwriting fee is $      per share. The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters assuming both no exercise and full exercise of the underwriters’ option to purchase additional shares.
	Without option to purchase additional shares exercise	With full option to purchase additional shares exercise
Per Share	$	$
Total	$	$
We estimate that the total expenses of this offering, including registration, filing and listing fees, printing fees and legal and accounting expenses, and up to $[•] reimbursement of certain underwriters’ counsel fees in connection with the review of the terms of this offering by the Financial Industry Regulatory Authority, Inc., but excluding the underwriting discounts and commissions, will be approximately $[•].

A prospectus in electronic format may be made available on the web sites maintained by one or more underwriters, or selling group members, if any, participating in the offering. The underwriters may agree to allocate a number of shares to underwriters and selling group members for sale to their online brokerage account holders. Internet distributions will be allocated by the representatives to underwriters and selling group members that may make Internet distributions on the same basis as other allocations.
We have agreed that we will not (i) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, or submit to, or file with, SEC a registration statement under the Securities Act relating to, any shares of our common stock or securities convertible into or exercisable or exchangeable for any shares of our common stock, or publicly disclose the intention to make any offer, sale, pledge, loan, disposition or filing, or (ii) enter into any swap or other arrangement that transfers all or a portion of the economic consequences associated with the ownership of any shares of common stock or any such other securities (regardless of whether any of these transactions are to be settled by the delivery of shares of common stock or such other securities, in cash or otherwise), in each case without the prior written consent of the Representatives for a period of 180 days after the date of this prospectus, other than the shares of our common stock to be sold in this offering.
The restrictions on our actions, as described above, do not apply to certain transactions, including (i) the issuance of shares of common stock or securities convertible into or exercisable for shares of our common stock pursuant to the conversion or exchange of convertible or exchangeable securities or the exercise of warrants or options (including net exercise) or the settlement of restricted stock units (including net settlement), in each case outstanding on the date of the underwriting agreement and described in this prospectus; (ii) grants of stock options, stock awards, restricted stock, restricted stock units, or other equity awards and the issuance of shares of our common stock or securities convertible into or exercisable or exchangeable for shares of our common stock (whether upon the exercise of stock options or otherwise) to our employees, officers, directors, advisors, or consultants pursuant to the terms of an equity compensation plan in effect as of the closing of this offering and described in this prospectus, provided that such recipients enter into a lock-up agreement with the underwriters.
Lock-Up with Directors, Officers and Shareholders
Initial Transfer Restrictions
Our directors and executive officers, and our stockholders holding in the aggregate all of the outstanding shares of our common stock (such persons, the “lock-up parties”) have entered into lock-up agreements with the underwriters prior to the commencement of this offering pursuant to which each lock-up party, with limited exceptions, for a period of 180 days after the date of this prospectus (such period, the “restricted period”), may not (and may not cause any of their direct or indirect affiliates to), without the prior written consent of the Representatives, (1) offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of, directly or indirectly, any shares of our common stock or any securities convertible into or exercisable or exchangeable for our common stock (including, without limitation, common stock or such other securities which may be deemed to be beneficially owned by such lock-up parties in accordance with the rules and regulations of the SEC and securities which may be issued upon exercise of a stock option or warrant (collectively with the common stock, the “lock-up securities”)), (2) enter into any hedging, swap or other agreement or transaction that transfers, in whole or in part, any of the economic consequences of ownership of the lock-up securities, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of lock-up securities, in cash or otherwise, (3) make any demand for, or exercise any right with respect to, the registration of any lock-up securities, or (4) publicly disclose the intention to do any of the foregoing (such restrictions and prohibitions set forth in (1) through (4) above, the “transfer restrictions”). Such lock-up parties have further acknowledged that these undertakings preclude them from engaging in any hedging or other transactions or arrangements (including, without limitation, any short sale or the purchase or sale of, or entry into, any put or call option, or combination thereof, forward, swap or any other derivative transaction or instrument, however described or defined) designed or intended, or which could reasonably be expected to lead to or result in, a sale or disposition or transfer (by any person or entity, whether or not a signatory to such agreement) of any economic consequences of ownership, in whole or in part, directly or indirectly, of any lock-up securities, whether any such transaction or arrangement (or instrument provided for thereunder) would be settled by delivery of lock-up securities, in cash or otherwise.
The restrictions described in the immediately preceding paragraph and contained in the lock-up agreements between the underwriters and the lock-up parties do not apply, subject in certain cases to various conditions, to certain transactions, including (a) transfers of lock-up securities: (i) as bona fide gifts, or for bona fide estate planning purposes, (ii) by will or intestacy, (iii) to any trust for the direct or indirect benefit of the lock-up party or any immediate family member, (iv) to a partnership, limited liability company or other entity of which the lock-up party and its immediate family members are the legal and beneficial owner of all of the outstanding equity securities or similar interests, (v) to a nominee or custodian of a person or entity to whom a disposition or transfer would be permissible under clauses (i) through (iv), (vi) in the case of a corporation, partnership, limited liability company, trust or other business entity, (A) to another corporation, partnership, limited liability company, trust or other business entity that is an affiliate of the lock-up party, or to any investment fund or other entity controlling, controlled by, managing or managed by or under common control with the lock-up party or its affiliates or (B) as part of a distribution to members or stockholders of the lock-up party; (vii) by operation of law, (viii) to us from an employee upon death, disability or termination of employment of such employee, (ix) as part of a sale of lock-up securities acquired in open market transactions after the completion of this offering, (x) to us in connection with the vesting, settlement or exercise of restricted stock units, options, warrants or other rights to purchase shares of our common stock (including “net” or “cashless” exercise), including for the payment of exercise price and tax and remittance payments, or (xi) pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction approved by our Board and made to all stockholders involving a change in control, provided that if such transaction is not completed, all such lock-up securities would remain subject to the restrictions in the immediately preceding paragraph; (b) exercise of the options, settlement of restricted stock units or other equity awards, or the exercise of warrants granted pursuant to plans described in in this prospectus, provided that any lock-up securities received upon such exercise, vesting or settlement would be subject to restrictions similar to those in the immediately preceding paragraph; (c) the conversion of outstanding preferred stock, warrants to acquire preferred stock, or convertible securities into shares of our common stock or warrants to acquire shares of our common stock, provided that any common stock or warrant received upon such conversion would be subject to restrictions similar to those in the immediately preceding paragraph; and (d) the establishment by lock-up parties of trading plans under Rule 10b5-1 under the Exchange Act, provided that such plan does not provide for the transfer of lock-up securities during the restricted period. The Representatives, in their sole discretion, may release the securities subject to any of the lock-up agreements with the underwriters described above, in whole or in part at any time during the 180 day lock-up.
Additional Transfer Restrictions
Each of our directors and executive officers and certain of our shareholders have also agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for an additional 185 days beginning immediately after the expiration of the 180 day lock-up period (365 days in total from the date of this prospectus).
OCM Growth and certain of its affiliates, holding in the aggregate 19,200,496 shares, or 55.60%, of our common stock, have also agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for an additional 270 days beginning immediately after the expiration of the 180 day lock-up period (450 days in total from the date of this prospectus), provided, however that (i) 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the first day following the expiration of the initial 180 day lock-up period, (ii) an additional 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the 90th day following the expiration of the initial 180 day lock-up period, (iii) an additional 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the 180th day following the expiration of the initial 180 day lock-up period and (iv) the remaining 4,800,124 or 25% of the shares of the Company’s common stock held by OCM Growth and certain of its affiliates prior to this offering will not be subject to any transfer restrictions on the 270th day following the expiration of the initial 180 day lock-up period.

Certain other institutional shareholders holding in the aggregate approximately 27.23% of the outstanding shares of our common stock have agreed that they will not transfer their shares in accordance with the transfer restrictions provided for in the lock-up agreement with the underwriters for an additional 185 days beginning immediately after the expiration of the 180 day lock-up period (365 days in total from the date of this prospectus), provided, however that (i) 33% of the shares of the Company’s common stock held by certain institutional shareholders prior to this offering will not be subject to any transfer restrictions on the first day following the expiration of the initial 180 day lock-up period, (ii) an additional 33% of the shares of the Company’s common stock held by certain institutional shareholders prior to this offering will not be subject to any transfer restrictions on the 90th day following the expiration of the initial 180 day lock-up period and (iii) the remaining 33% of the shares of the Company’s common stock held by certain institutional shareholders prior to this offering will not be subject to any transfer restrictions on the 185th day following the expiration of the initial 180 day lock-up period.
The Company, in its sole discretion, may release the securities subject to any of the transfer restrictions described above, in whole or in part at any time during the subsequent restricted periods.
The underwriting agreement we will enter into with the underwriters contains provisions for the indemnification of the underwriters by the Company and the Adviser against liabilities arising out of or based upon material misstatements or omissions in disclosure materials used in connection with this offering, subject to customary exceptions.
We have applied to have our common stock approved for listing on the Nasdaq Global Select Market under the symbol “RWAY”.
In connection with this offering, the underwriters may engage in stabilizing transactions, which involves making bids for, purchasing and selling shares of common stock in the open market for the purpose of preventing or retarding a decline in the market price of the common stock while this offering is in progress. These stabilizing transactions may include making short sales of common stock, which involves the sale by the underwriters of a greater number of shares of common stock than they are required to purchase in this offering, and purchasing shares of common stock on the open market to cover positions created by short sales. Short sales may be “covered” shorts, which are short positions in an amount not greater than the underwriters’ option to purchase additional shares referred to above, or may be “naked” shorts, which are short positions in excess of that amount. The underwriters may close out any covered short position either by exercising their option to purchase additional shares, in whole or in part, or by purchasing shares in the open market. In making this determination, the underwriters will consider, among other things, the price of shares available for purchase in the open market compared to the price at which the underwriters may purchase shares through the option to purchase additional shares. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market that could adversely affect investors who purchase in this offering. To the extent that the underwriters create a naked short position, they will purchase shares in the open market to cover the position.
The underwriters have advised us that, pursuant to Regulation M of the Securities Act, they may also engage in other activities that stabilize, maintain or otherwise affect the price of the common stock, including the imposition of penalty bids. This means that if the representatives of the underwriters purchase common stock in the open market in stabilizing transactions or to cover short sales, the representatives can require the underwriters that sold those shares as part of this offering to repay the underwriting discount received by them.
These activities may have the effect of raising or maintaining the market price of the common stock or preventing or retarding a decline in the market price of the common stock, and, as a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If the underwriters commence these activities, they may discontinue them at any time. The underwriters may carry out these transactions on the Nasdaq Stock Market, in the over-the-counter market or otherwise.
Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined by negotiations between us and the representatives of the underwriters. In determining the initial public offering price, we and the representatives of the underwriters expect to consider a number of factors including:

•
the information set forth in this prospectus and otherwise available to the representatives;

•
our prospects and the history and prospects for the industry in which we compete;

•
an assessment of our management;

•
our prospects for future earnings;

•
the general condition of the securities markets at the time of this offering;

•
the recent market prices of, and demand for, publicly traded common stock of generally comparable companies; and

•
other factors deemed relevant by the underwriters and us.

Neither we nor the underwriters can assure investors that an active trading market will develop for our common shares, or that the shares will trade in the public market at or above the initial public offering price.
Certain of the underwriters and their affiliates have provided in the past to us and our affiliates and may provide from time to time in the future certain commercial banking, financial advisory, investment banking and other services for us and such affiliates in the ordinary course of their business, for which they have received and may continue to receive customary fees and commissions. In addition, from time to time, certain of the underwriters and their affiliates may effect transactions for their own account or the account of customers, and hold on behalf of themselves or their customers, long or short positions in our debt or equity securities or loans, and may do so in the future.
OCM Growth, or an affiliate thereof, has indicated that it intends to adopt the 10b5-1 Plan in accordance with Rules 10b5-1 and 10b-18 under the Exchange Act. We expect that, under such 10b5-1 Plan, OCM Growth, or an affiliate thereof, may buy up to $15 million in the aggregate of our common stock in the open market during the period beginning 30 days after the closing of this offering and ending on the earlier of the date on which the capital committed to the 10b5-1 Plan has been exhausted or one year after the closing of this offering, subject to certain pricing and market conditions. J.P. Morgan Securities LLC is acting as agent for the 10b5-1 Plan. See “Related Party Transactions and Certain Relationships.”
Principal Business Addresses
The principal business address of J.P. Morgan Securities LLC is 383 Madison Avenue, New York, New York 10079. The principal business address of Morgan Stanley & Co. LLC is 1585 Broadway, New York, New York 10036. The principal business address of Wells Fargo Securities, LLC is 550 South Tryon Street, Charlotte, North Carolina 28202.
Selling Restrictions
General
Other than in the United States, no action has been taken by us or the underwriters that would permit a public offering of the securities offered by this prospectus in any jurisdiction where action for that purpose is required. The securities offered by this prospectus may not be offered or sold, directly or indirectly, nor may this prospectus or any other offering material or advertisements in connection with the offer and sale of any such securities be distributed or published in any jurisdiction, except under circumstances that will result in compliance with the applicable rules and regulations of that jurisdiction. Persons into whose possession this prospectus comes are advised to inform themselves about and to observe any restrictions relating to the offering and the distribution of this prospectus. This prospectus does not constitute an offer to sell or a solicitation of an offer to buy any securities offered by this prospectus in any jurisdiction in which such an offer or a solicitation is unlawful.
Notice to Prospective Investors in Canada
The shares may be sold only to purchasers purchasing, or deemed to be purchasing, as principal that are accredited investors, as defined in National Instrument 45-106 Prospectus Exemptions or subsection 73.3(1) of the Securities Act (Ontario), and are permitted clients, as defined in National Instrument 31-103

Registration Requirements, Exemptions and Ongoing Registrant Obligations. Any resale of the shares must be made in accordance with an exemption from, or in a transaction not subject to, the prospectus requirements of applicable securities laws.
Securities legislation in certain provinces or territories of Canada may provide a purchaser with remedies for rescission or damages if this prospectus (including any amendment thereto) contains a misrepresentation, provided that the remedies for rescission or damages are exercised by the purchaser within the time limit prescribed by the securities legislation of the purchaser’s province or territory. The purchaser should refer to any applicable provisions of the securities legislation of the purchaser’s province or territory for particulars of these rights or consult with a legal advisor.
Pursuant to section 3A.3 (or, in the case of securities issued or guaranteed by the government of a non-Canadian jurisdiction, section 3A.4) of National Instrument 33-105 Underwriting Conflicts (NI 33-105), the underwriters are not required to comply with the disclosure requirements of NI 33-105 regarding underwriter conflicts of interest in connection with this offering.
Notice to Prospective Investors in Australia
No placement document, prospectus, product disclosure statement or other disclosure document has been lodged with the Australian Securities and Investments Commission (“ASIC”), in relation to the offering. This prospectus does not constitute a prospectus, product disclosure statement or other disclosure document under the Corporations Act 2001 (the “Corporations Act”), and does not purport to include the information required for a prospectus, product disclosure statement or other disclosure document under the Corporations Act.
Any offer in Australia of the common stock may only be made to persons (the “Exempt Investors”) who are “sophisticated investors” (within the meaning of section 708(8) of the Corporations Act), “professional investors” (within the meaning of section 708(11) of the Corporations Act) or otherwise pursuant to one or more exemptions contained in section 708 of the Corporations Act so that it is lawful to offer the common stock without disclosure to investors under Chapter 6D of the Corporations Act.
The common stock applied for by Exempt Investors in Australia must not be offered for sale in Australia in the period of 12 months after the date of allotment under the offering, except in circumstances where disclosure to investors under Chapter 6D of the Corporations Act would not be required pursuant to an exemption under section 708 of the Corporations Act or otherwise or where the offer is pursuant to a disclosure document which complies with Chapter 6D of the Corporations Act. Any person acquiring common stock must observe such Australian on-sale restrictions.
This prospectus contains general information only and does not take account of the investment objectives, financial situation or particular needs of any particular person. It does not contain any securities recommendations or financial product advice. Before making an investment decision, investors need to consider whether the information in this prospectus is appropriate to their needs, objectives and circumstances, and, if necessary, seek expert advice on those matters.
Notice to Prospective Investors in the Dubai International Financial Centre
This document relates to a company which is not subject to any form of regulation or approval by the Dubai Financial Services Authority (“DFSA”).
The DFSA has not approved this document nor has any responsibility for reviewing or verifying any document or other documents in connection with this company. Accordingly, the DFSA has not approved this document or any other associated documents nor taken any steps to verify the information set out in this document, and has no responsibility for it.
The shares of common stock have not been offered and will not be offered to any persons in the Dubai International Financial Centre except on that basis that an offer is:
(i)
an “Exempt Offer” in accordance with the Markets Rules (MKT) module of the DFSA; and

(ii)
made only to persons who meet the Professional Client criteria set out in Rule 2.3.2 of the DFSA Conduct of Business Module.

This document must not, therefore, be delivered to, or relied on by, any other type of person. The company to which this document relates may be illiquid and/or subject to restrictions on its resale. Prospective purchasers should conduct their own due diligence on the company.
The DFSA has not taken steps to verify the information set out in this document, and has no responsibility for it. If you do not understand the contents of this document you should consult an authorized financial adviser.
CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT AND REGISTRAR
Our securities and loan documents are held by U.S. Bank, National Association, pursuant to a custodian agreement. The principal business address of U.S. Bank, National Association, is 190 S. LaSalle Street, 8th Floor, Chicago, IL 60603. American Stock Transfer & Trust Company LLC will serve as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company LLC is 6201 15th Avenue, Brooklyn, NY 11219.
BROKERAGE ALLOCATION AND OTHER PRACTICES
Since we will acquire and dispose of many of our investments in privately negotiated transactions, many of the transactions that we engage in will not require the use of brokers or the payment of brokerage commissions. Subject to policies established by our Board, the Adviser will be primarily responsible for selecting brokers and dealers to execute transactions with respect to the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The Adviser does not expect to execute transactions through any particular broker or dealer but will seek to obtain the best net results for us under the circumstances, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. The Adviser generally will seek reasonably competitive trade execution costs but will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements and consistent with Section 28(e) of the 1934 Act, the Adviser may select a broker based upon brokerage or research services provided to the Adviser and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the Adviser determines in good faith that such commission is reasonable in relation to the services provided.
LEGAL MATTERS
The validity of the common stock offered hereby and certain legal matters for us in connection with the offering will be passed upon for us by Eversheds Sutherland (US) LLP. Eversheds Sutherland (US) LLP also represents the Adviser. Certain legal matters in connection with the offering will be passed upon for the underwriters by Ropes & Gray LLP.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The financial statements of Runway Growth Finance Corp. (formerly known as Runway Growth Credit Fund Inc.) as of December 31, 2020 and 2019 and for each of the years in the three-year period ended December 31, 2020 have been audited by RSM US LLP, an independent registered public accounting firm, as stated in their report thereon and included in this Registration Statement in reliance upon such report and upon the authority of such firm as experts in accounting and auditing.
AVAILABLE INFORMATION
We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act, with respect to the shares of our common stock offered by this prospectus. The registration statement contains additional information about us and the shares of our common stock being offered by this prospectus.

We also file with or submit to the SEC periodic and current reports, proxy statements and other information meeting the informational requirements of the 1934 Act.
We furnish our stockholders with annual reports containing audited financial statements, quarterly reports, and such other periodic reports as we determine to be appropriate or as may be required by law.
We make available on our website (https://runwaygrowth.com/document-center/) our annual reports on Form 10-K, quarterly reports on Form 10-Q and our current reports on Form 8-K. The SEC also maintains a website (www.sec.gov) that contains such information. The reference to our website is an inactive textual reference only and the information contained on our website or the SEC’s website is not incorporated as a part of this prospectus. You may also obtain such information free of charge by contacting us in writing at 205 N. Michigan Ave., Suite 4200, Chicago, IL 60601, or by emailing us at prospectus@runwaygrowth.com.

INDEX TO FINANCIAL STATEMENTS
INTERIM FINANCIAL STATEMENTS
AUDITED FINANCIAL STATEMENTS

PART I.   FINANCIAL INFORMATION
Item 1.   Financial Statements
RUNWAY GROWTH CREDIT FUND INC.
Statements of Assets and Liabilities
	June 30, 2021	December 31, 2020
	(Unaudited)
Assets
Investments at fair value:
Non-control/non-affiliate investments at fair value (cost of $570,412,489 and $532,676,057, respectively)	$575,594,218	$541,978,736
Control/affiliate investments at fair value (cost of $13,911,494 and $13,911,494, respectively)	12,022,944	9,845,854
Investment in U.S. Treasury Bills at fair value (cost of $29,999,896 and $70,001,472, respectively)	29,999,881	70,002,060
Total investments at fair value (cost of $614,323,879 and $616,589,023, respectively)	617,617,043	621,826,650
Cash and cash equivalents	892,584	14,886,246
Accrued interest receivable	2,233,161	2,682,405
Other accounts receivable	229,750	359,000
Prepaid and deferred expenses	408,875	137,096
Total assets	621,381,413	639,891,397
Liabilities
Debt:
Credit facilities	117,000,000	99,000,000
Deferred credit facility fees (net of accumulated amortization of $615,908 and $383,873, respectively)	(1,363,516)	(1,583,230)
Total debt, less unamortized deferred financing costs	115,636,484	97,416,770
Reverse repurchase agreement	19,900,000	69,650,000
Accrued incentive fees	6,073,854	5,007,065
Due to affiliate	116,544	143,515
Interest payable	761,124	468,014
Accrued expenses and other liabilities	1,154,310	962,348
Total liabilities	143,642,316	173,647,712
Commitments and contingencies (Note 3)
Net assets
Common stock, $0.01 par value; 100,000,000 shares authorized; 32,690,454 and 31,414,051 shares issued and outstanding, respectively	326,904	314,140
Additional paid-in capital	485,755,211	466,872,304
Distributable (losses) earnings	(8,343,018)	(942,759)
Total net assets	$477,739,097	$466,243,685
Net asset value per share	$14.61	$14.84
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Statements of Operations
(Unaudited)
	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Investment income
From non-control/non-affiliate:
Interest income	$17,229,488	$10,944,773	$32,250,053	$24,572,148
Payment in-kind interest income	1,045,527	249,917	1,989,558	767,847
Other income	126,678	160,293	240,970	564,843
Interest income from U.S. Treasury Bills	15	527	25	17,096
Dividend income	343,755	438,034	687,510	667,204
Other income from non-investment sources	139	7,510	260	32,773
Total investment income	18,745,602	11,801,054	35,168,376	26,621,911
Operating expenses
Management fees	2,276,341	1,758,729	4,345,550	3,295,677
Incentive fees	2,836,303	905,858	3,812,007	3,220,976
Interest expense	761,815	23,082	1,489,730	187,494
Professional fees	429,902	383,360	646,065	721,173
Overhead allocation expense	208,736	161,665	406,119	345,983
Administration fee	92,760	121,369	240,860	245,680
Facility fees	419,216	199,993	709,201	378,722
Directors’ fees	69,250	60,250	134,000	128,000
Consulting fees	27,500	13,301	42,500	30,301
Tax expense	41	—	41	1,319
Insurance expense	23,275	26,438	46,551	52,876
General and administrative expenses	—	4,530	929	28,250
Other expenses	259,986	268,638	472,612	468,032
Total operating expenses	7,405,125	3,927,213	12,346,165	9,104,483
Net investment income	11,340,477	7,873,841	22,822,211	17,517,428
Realized and unrealized gain (loss) on investments
Realized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills	(4,595,853)	203,854	(4,795,077)	(6,513,408)
Net change in unrealized appreciation (depreciation) on non-control/non-affiliate investments, including U.S. Treasury Bills	(1,683,287)	5,496,594	(4,121,553)	4,317,513
Net change in unrealized appreciation on control/affiliate investments	1,650,006	—	2,177,090	—
Net realized and unrealized gain (loss) on investments	(4,629,134)	5,700,448	(6,739,540)	(2,195,895)
Net increase in net assets resulting from operations	$6,711,343	$13,574,289	$16,082,671	$15,321,533
Net increase in net assets resulting from operations per common share	$0.21	$0.51	$0.50	$0.58
Net investment income per common share	$0.35	$0.30	$0.71	$0.67
Weighted-average shares outstanding	32,396,396	26,645,717	31,953,287	26,266,501
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Statements of Changes in Net Assets
(Unaudited)
	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Net increase in net assets from operations
Net investment income	$11,340,477	$7,873,841	$22,822,211	$17,517,428
Realized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills	(4,595,853)	203,854	(4,795,077)	(6,513,408)
Net change in unrealized appreciation (depreciation) on non-control/non-affiliate investments, including U.S. Treasury Bills	(1,683,287)	5,496,594	(4,121,553)	4,317,513
Net change in unrealized appreciation on control/affiliate investments	1,650,006	—	2,177,090	—
Net increase in net assets resulting from operations	6,711,343	13,574,289	16,082,671	15,321,533
Distributions to stockholders from:
Dividends paid to stockholders	(11,859,731)	(9,242,578)	(23,482,930)	(19,567,064)
Total distributions to stockholders	(11,859,731)	(9,242,578)	(23,482,930)	(19,567,064)
Capital share transactions
Issuance of shares of common stock	—	—	306,911	315,308
Issuance of shares of common stock under dividend reinvestment plan	9,410,371	7,538,541	18,593,591	15,923,964
Offering costs	(310)	(7,836)	(4,831)	(52,904)
Net increase in net assets resulting from capital share transactions	9,410,061	7,530,705	18,895,671	16,186,368
Total increase in net assets	4,261,673	11,862,416	11,495,412	11,940,837
Net assets at beginning of period	473,477,424	376,391,642	466,243,685	376,313,221
Net assets at end of period	$477,739,097	$388,254,058	$477,739,097	$388,254,058
Capital share activity
Shares issued	637,127	529,020	1,276,403	1,125,173
Shares outstanding at beginning of period	32,053,327	26,407,367	31,414,051	25,811,214
Shares outstanding at end of period	32,690,454	26,936,387	32,690,454	26,936,387
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Statements of Cash Flows
(Unaudited)
	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Cash flows from operating activities
Net increase in net assets resulting from operations	$16,082,671	$15,321,533
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(133,681,004)	(100,537,492)
Purchases of U.S. Treasury Bills	(54,999,849)	(94,999,834)
Payment in-kind interest	(1,989,558)	(767,847)
Sales or repayments of investments	96,783,551	60,966,345
Sales or maturities of U.S. Treasury Bills	94,999,162	149,986,014
Realized loss on investments, including U.S. Treasury Bills	4,795,077	6,513,408
Net change in unrealized appreciation (depreciation) on investments, including U.S. Treasury Bills	1,944,463	(4,317,513)
Amortization of fixed income premiums or accretion of discounts	(3,660,438)	(4,349,093)
Amortization of deferred credit facility fees	232,034	111,862
Changes in operating assets and liabilities:
Accrued interest receivable	449,244	125,470
Other accounts receivable	129,250	(36,024)
Prepaid and deferred expenses	(271,779)	97,690
Deferred revenue	—	54,004
Accrued incentive fees	1,066,789	(802,863)
Due to affiliate	(26,971)	2,895
Interest payable	293,110	(493,558)
Accrued expenses and other liabilities	210,164	(442,834)
Net cash provided by operating activities	22,355,916	26,432,163
Cash flows from financing activities
Deferred credit facility fees	(12,320)	(25,000)
Borrowings under credit facilities	93,000,000	47,000,000
Repayments under credit facilities	(75,000,000)	(83,000,000)
Proceeds from reverse repurchase agreements	44,774,914	94,524,501
Repayments of reverse repurchase agreements	(94,524,914)	(124,345,001)
Dividends paid to stockholders	(4,889,338)	(3,643,100)
Offering costs	(4,831)	(52,904)
Net cash received from common stock issued	306,911	315,308
Net cash (used in) financing activities	(36,349,578)	(69,226,196)
Net (decrease) in cash	(13,993,662)	(42,794,033)
Cash and cash equivalents at beginning of period	14,886,246	45,799,672
Cash and cash equivalents at end of period	$892,584	$3,005,639
Supplemental and non-cash financing cash flow information:
Taxes paid	$—	$99,549
Interest paid	1,196,620	681,052
Non-cash portfolio purchases	648,744	23,959,450
Non-cash dividend reinvestments	18,593,591	15,923,964
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (Unaudited)
June 30, 2021
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(6)	% of Net Assets
Control/affiliate investments(15)
Senior Secured Term Loans(7),(8)
Mojix, Inc.	Application Software	Tranche I: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021(4)	5/16/2017	$6,519,240	$6,502,036	$5,983,889	1.25%
		Tranche II: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021(4)	8/3/2017	2,173,080	2,170,069	1,994,630	0.42
		Tranche III: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021(4)	7/6/2018	542,721	543,783	498,154	0.10
		Tranche IV: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021(4)	9/5/2018	541,964	542,215	497,459	0.10
		Tranche V: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021(4)	1/28/2019	1,079,293	1,073,081	990,645	0.21
		Tranche VI: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/31/2021(4)	12/18/2019	1,034,143	1,034,143	949,221	0.20
Total Senior Secured Term Loans					11,865,327	10,913,998	2.28
Preferred Stocks(7)
Mojix, Inc.	Application Software	Series A-1 Preferred Stock	12/14/2020	67,114,092	800,000	1,108,946	0.23
Warrants(7)
Mojix, Inc.	Application Software	Warrant for Common Stock, exercise price $1.286/share, expires 12/13/2030	12/14/2020	2,349	119,320	—	—
		Warrant for Common Stock, exercise price $2.1286/share, expires 12/13/2030	12/14/2020	5,873	298,325	—	—
		Warrant for Common Stock, exercise price $5.57338/share, expires 12/13/2030	12/14/2020	394,733	828,522	—	—
Total Warrants					1,246,167	—	—
Total Control/affiliate investments					13,911,494	12,022,944	2.52
Non-control/non-affiliate investments
Senior Secured Term Loans(8)
Aria Systems, Inc.	Application Software	Tranche I: LIBOR+9.00%, 11.35% floor, 4.50% ETP, due 12/15/2021	6/29/2018	25,000,000	25,851,328	26,507,396	5.55
		Tranche II: LIBOR+9.00%, 11.35% floor, 4.50% ETP, due 12/15/2021	3/31/2020	2,500,000	2,411,143	2,650,740	0.55
		Tranche III: LIBOR+9.00%, 11.35% floor, due 12/15/2021	4/23/2021	1,000,000	1,000,000	1,000,000	0.21
Allurion Technologies, Inc.	Health Care Technology	LIBOR+9.05%, 9.50% floor, 3.00% ETP, due 3/30/2025	3/30/2021	15,000,000	14,847,502	14,847,502	3.11
Bombora, Inc.	Internet Software and Services	LIBOR+5.00%, 5.50% floor, 3.75% PIK, 2.00% ETP, due 3/31/2025(4)	3/31/2021	20,158,734	19,834,959	19,834,959	4.15
Brilliant Earth, LLC	Internet Retail	Tranche I: LIBOR+8.25%, 9.25% floor, 4.50% ETP, due 10/15/2023	9/30/2019	35,000,000	35,107,170	35,177,982	7.36
		Tranche II: LIBOR+8.25%, 9.25% floor, 0.75% ETP, due 10/15/2023	12/17/2020	30,000,000	29,840,832	30,152,556	6.31
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (Unaudited) (continued)
June 30, 2021
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(6)	% of Net Assets
Circadence Corporation	Application Software	LIBOR+9.50%, 12.00% floor, 7.50% ETP, due 12/15/2022	12/20/2018	$17,400,000	$17,187,153	$15,905,794	3.33%
CloudPay Solutions Ltd.	Human Resource & Employment Services	LIBOR+9.50%, 1.25% PIK, 11.25% floor, 3.00% ETP, due 12/15/2023(3),(4),(13)	6/30/2020	25,305,514	25,135,929	25,135,929	5.26
Credit Sesame, Inc.	Specialized Consumer Services	Tranche I: LIBOR+8.35%, 10.25% floor, 2.50% ETP, due 12/15/2023	1/7/2020	35,000,000	35,034,482	34,795,736	7.28
		Tranche II: LIBOR+8.35% , 2.00% PIK on overadvance, 10.25% floor, due 5/15/2023(4)	1/7/2020	9,539,099	9,539,099	9,478,319	1.98
CrossRoads Extremity Systems, LLC	Health Care Technology	LIBOR+8.15%, 1.50% PIK, 8.65% floor, 3.50% ETP, due 7/1/2025(4)	6/29/2021	7,500,000	7,255,874	7,255,874	1.52
Dtex Systems, Inc.	Application Software	LIBOR+9.50%, 10.00% floor, 1.75% ETP, due 6/1/2025	6/1/2021	10,000,000	9,904,096	9,904,096	2.07
Echo 360 Holdings, Inc.	Education Services	LIBOR+10.50%, 11.00% floor, 3.00% ETP, due 12/15/2024	6/22/2021	20,000,000	19,926,816	19,926,816	4.17
Fidelis Cybersecurity, Inc.	Internet Software and Services	LIBOR+11.00%, 12.0% Floor, 2.44% ETP, due 5/13/2024	5/13/2021	12,641,254	12,541,372	12,537,571	2.62
FiscalNote, Inc.	Application Software	LIBOR+9.25%, 9.75% floor, 5.00% ETP, due 8/21/2023	10/19/2020	45,000,000	44,887,723	44,887,723	9.40
Gynesonics, Inc.	Health Care Technology	LIBOR+8.75%, 9.25% floor, 3.50% ETP, due 12/1/2025	12/1/2020	30,000,000	29,339,975	29,323,360	6.14
INRIX, Inc.	Internet Software and Services	Tranche I: LIBOR+8.00%, 10.50% floor, 2.50% ETP, due 7/15/2023	7/26/2019	20,000,000	20,048,250	20,048,250	4.20
		Tranche II: LIBOR+8.00%, 10.50% floor, 2.50% ETP, due 7/15/2023	7/26/2019	10,000,000	9,898,882	9,898,882	2.07
Marley Spoon AG	Internet Retail	LIBOR+8.50%, 1.25% PIK, 9.00% floor, due 6/15/2025(3),(4),(12)	6/30/2021	17,550,000	17,110,084	17,110,084	3.58
Mingle Healthcare Solutions, Inc.	Health Care Technology	LIBOR+9.50%, 11.75% floor, .25% PIK, 10.00% ETP, due 8/15/2022(4)	8/15/2018	3,953,456	4,351,193	4,302,146	0.90
Pivot3 Holdings, Inc.	Data Processing & Outsourced Services	Tranche I: LIBOR+8.50% PIK, 11.00% floor, 4.00% ETP, due 11/15/2022(4)	5/13/2019	22,593,161	23,049,601	11,898,196	2.49
		Tranche II: LIBOR+8.50% PIK, 11.00% floor, due 11/15/2022(4)	3/30/2021	1,080,984	1,080,984	569,181	0.12
		Tranched III: LIBOR+8.50% PIK, 11.00% floor, 4.00% ETP, due 11/15/2022(4)	3/30/2021	2,526,947	2,531,039	1,330,538	0.28
Porch Group, Inc.	Application Software	LIBOR+8.00%, 8.55% floor, 4.99% ETP, due 12/15/2024(3),(16)	7/22/2020	40,394,947	40,514,455	40,514,455	8.48
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (Unaudited) (continued)
June 30, 2021
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(6)	% of Net Assets
SetPoint Medical Corporation	Health Care Technology	LIBOR+8.75%, 9.25% floor, 4.00% ETP, due 12/1/2025	6/29/2021	$10,000,000	$9,886,574	$9,886,574	2.07%
ShareThis, Inc.	Data Processing & Outsourced Services	Tranche I: LIBOR+9.25%, 11.60% floor, 3.00% ETP, due 7/15/2023	12/3/2018	19,250,000	19,099,162	19,099,161	4.00
		Tranche II: LIBOR+9.25%, 11.60% floor, 3.00% ETP, due 7/15/2023	1/7/2019	750,000	741,181	741,181	0.16
		Tranche III: LIBOR+9.25%, 11.60% floor, 3.00% ETP, due 7/15/2023	7/24/2019	1,000,000	981,727	981,727	0.21
		Tranche IV: LIBOR+8.25%, 10.60% floor, 3.00% ETP, due 7/15/2023	8/18/2020	1,000,000	1,006,026	1,006,026	0.21
The Kairn Corporation	Application Software	Tranche I: LIBOR+9.50% PIK, 10.81% floor, due 12/15/2022(4)	3/24/2020	1,092,895	1,092,895	1,092,895	0.23
		Tranche II: Fixed 6.50% PIK, due 3/9/2027(4)	3/9/2020	4,327,450	4,327,450	2,823,303	0.59
VERO Biotech LLC	Health Care Technology	Tranche I: LIBOR+9.05%, 9.55% floor, 3.00% ETP, due 12/1/2024	12/29/2020	25,000,000	24,471,486	24,471,486	5.12
		Tranche II: LIBOR+9.05%, 9.55% floor, 3.00% ETP, due 12/1/2024	3/30/2021	15,000,000	14,901,321	14,901,321	3.12
Total Senior Secured Term Loans					534,737,763	519,997,759	108.85
Preferred Stocks
Aria Systems, Inc.	Application Software	Series G Preferred Stock(7)	7/10/2018	289,419	250,000	369,620	0.08
CareCloud, Inc.	Health Care Technology	11% Series A Cumulative Redeemable Perpetual Preferred Stock(16)	1/8/2020	544,178	14,287,836	15,770,278	3.30
Pivot3 Holdings, Inc.	Data Processing & Outsourced Services	Series 1 Preferred Stock(7)	1/27/2021	2,675,585	2,000,000	—	—
Total Preferred Stocks					16,537,836	16,139,898	3.38
Common Stocks(7)
Porch Group, Inc.	Application Software	Common Stock(3),(16)	12/23/2020	38,079	118,100	737,971	0.15
Ouster, Inc.	Technology Hardware, Storage & Peripherals	Common Stock(3),(16)	3/12/2021	1,209,659	103,010	14,324,110	3.00
zSpace, Inc.	Technology Hardware, Storage & Peripherals	Common Stock	12/31/2020	6,078,499	1,119,096	—	—
Total Common Stocks					1,340,206	15,062,081	3.15
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (Unaudited) (continued)
June 30, 2021
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(6)	% of Net Assets
Warrants(7)
AllClear ID, Inc.	Specialized Consumer Services	Warrant for Common Stock, exercise price $0.01/share, expires 9/1/2027	9/1/2017	870,514	$1,749,733	$736,455	0.15%
Allurion Technologies, Inc.	Health Care Technology	Warrant for Series C Preferred Stock, exercise price $6.58/share, expires 3/30/2031	3/30/2021	79,787	46,289	68,108	0.01
Aria Systems, Inc.	Application Software	Warrant for Series G Preferred Stock, exercise price $0.8638/share, expires 6/29/2028	6/29/2018	2,387,705	1,047,581	3,049,362	0.64
Aspen Group Inc.	Education Services	Warrant for Common Stock, exercise price $6.87/share, expires 7/25/2022	7/25/2017	224,174	583,301	339,000	0.07
Bombora, Inc.	Internet Software and Services	Warrant for Common Stock, exercise price $3.29/share, expires 3/31/2031	3/31/2021	121,581	174,500	187,658	0.04
Brilliant Earth, LLC	Internet Retail	Warrant for Class P Units, exercise price $5.25/share, expires 9/30/2029	9/30/2019	333,333	973,000	1,823,333	0.38
		Warrant for Class P Units, exercise price $10.00/share, expires 12/17/2030	12/17/2020	25,000	25,500	75,500	0.02
CareCloud, Inc.	Health Care Technology	Warrant for Common Stock, exercise price $7.50/share, expires 1/8/2022	1/8/2020	1,000,000	435,000	1,725,000	0.36
		Warrant for Common Stock, exercise price $10.00/share, expires 1/8/2023	1/8/2020	1,000,000	837,000	1,733,000	0.36
Circadence Corporation	Application Software	Warrant for Series A-6 Preferred Stock, exercise price $1.17/share, expires 12/20/2028	12/20/2018	1,538,462	3,630,000	2,678,948	0.56
		Warrant for Series A-6 Preferred Stock, exercise price $1.17/share, expires 10/31/2029	10/31/2019	384,615	845,540	669,737	0.14
CloudPay Solutions Ltd.	Human Resource & Employment Services	Warrant for Series B Preferred Stock, exercise price $66.53/share, expires 6/30/2030(3),(13)	6/30/2020	11,273	217,500	407,625	0.09
Credit Sesame, Inc.	Specialized Consumer Services	Warrant for Common Stock, exercise price $0.01/share, expires 1/7/2030	1/7/2020	191,601	424,800	1,580,833	0.33
CrossRoads Extremity Systems, LLC	Health Care Technology	Warrant for Series C Preferred Stock, exercise price $3.79/share, expires 6/29/2031	6/29/2021	69,261	94,888	94,888	0.02
Dejero Labs Inc.	System Software	Warrant for Common Stock, exercise price $0.01/share, expires 5/31/2029(3),(11)	5/31/2019	333,621	192,499	570,597	0.12
Dtex Systems, Inc.	Application Software	Warrant for Series C-Prime Preferred Stock, exercise price $0.6000/share, expires 6/1/2025	6/1/2018	500,000	59,000	313,381	0.07
		Warrant for Series C-Prime Preferred Stock, exercise price $0.6000/share, expires 7/11/2026	7/11/2019	833,333	114,719	522,301	0.11
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (Unaudited) (continued)
June 30, 2021
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(6)	% of Net Assets
Echo 360 Holdings, Inc.	Education Services	Warrant for Series E Preferred Stock, exercise price $1.5963/share, expires 5/3/2029	5/3/2019	1,066,767	$299,762	$629,630	0.13%
		Warrant for Series E Preferred Stock, exercise price $1.5963/share, expires 6/21/2031	6/21/2021	125,502	74,046	74,074	0.02
Fidelis Cybersecurity, Inc.	Internet Software and Services	Warrant for Common Stock, exercise price $337.50/share, expires 5/13/2031 (17)	5/13/2021	—	—	—	—
FiscalNote, Inc.	Application Software	Warrant for Common Stock, exercise price $0.01/share, expires 10/19/2030	10/19/2020	194,673	438,014	1,643,754	0.34
Gynesonics, Inc.	Health Care Technology	Success fee, expires 12/1/2027 (13)	12/1/2020	—	498,900	559,917	0.12
INRIX, Inc.	Internet Software and Services	Warrant for Common Stock, exercise price $9.29/share, expires 7/26/2029	7/26/2019	150,804	522,083	1,141,521	0.24
Longtail Ad Solutions, Inc. (dba JW Player)	Internet Software and Services	Warrant for Common Stock, exercise price $1.49/share, expires 12/12/2029	12/12/2019	387,596	46,552	422,868	0.09
Massdrop, Inc.	Computer & Electronics Retail	Warrant for Series B Preferred Stock, exercise price $1.1938/share, expires 7/22/2029	7/22/2019	848,093	183,188	251,884	0.05
Mingle Healthcare Solutions, Inc.	Health Care Technology	Warrant for Series AA Preferred Stock, exercise price $0.24/share, expires 8/15/2028	8/15/2018	1,625,000	492,375	—	—
3DNA Corp. (dba NationBuilder)	Application Software	Warrant for Series C-1 Preferred Stock, exercise price $1.4643/share, expires 12/28/2028	12/28/2018	273,164	104,138	—	—
Porch Group, Inc.	Application Software	Earnout, expires 12/23/2023(3), (13), (16)	12/23/2020	1,412	—	27,365	0.01
RealWear, Inc.	Technology Hardware, Storage & Peripherals	Warrant for Series A Preferred Stock, exercise price $4.4464/share, expires 10/5/2028	10/5/2018	112,451	135,841	—	—
		Warrant for Series A Preferred Stock, exercise price $4.4464/share, expires 12/28/2028	12/28/2018	22,491	25,248	—	—
		Warrant for Series A Preferred Stock, exercise price $6.78/share, expires 6/27/2029	6/27/2019	123,894	380,850	—	—
Scale Computing, Inc.	System Software	Warrant for Common Stock, exercise price $0.80/share, expires 3/29/2029	3/29/2019	9,665,667	345,816	—	—
SetPoint Medical Corporation	Health Care Technology	Warrant for Class B Preferred Stock, exercise price $1.00/share, expires 6/29/2031(3),(7)	6/29/2021	400,000	14,060	14,060	0.00
ShareThis, Inc.	Data Processing & Outsourced Services	Warrant for Series D-3 Preferred Stock, exercise price $2.4320/share, expires 12/3/2028	12/3/2018	647,615	2,162,000	2,162,000	0.45
STN Video Inc.	Advertising	Warrant for Class B Non-Voting Stock, exercise price $0.67/share, expires 6/30/2027(3),(7)	6/30/2017	191,500	246,461	11,000	0.00
The Kairn Corporation	Application Software	Warrant for Common Stock, exercise price $0.01/share, expires 3/9/2030	3/9/2020	81,177	—	453,751	0.09
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (Unaudited) (continued)
June 30, 2021
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(6)	% of Net Assets
VERO Biotech LLC	Health Care Technology	Success fee, expires 12/29/2025(14)	12/29/2020	—	$376,500	$426,930	0.09%
Total Warrants					17,796,684	24,394,480	5.11
Total non-control/non-affiliate investments					570,412,489	575,594,218	120.48
U.S. Treasury
		U.S. Treasury Bill, 0.025%, due 07/08/2021(9)	6/30/2021	20,000,000	19,999,903	19,999,889	4.19
		U.S. Treasury Bill, 0.005%, due 07/06/2021	6/30/2021	10,000,000	9,999,993	9,999,992	2.09
Total U.S.Treasury					29,999,896	29,999,881	6.28
Total Investments					$614,323,879	$617,617,043	129.28%

(1)
Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates, as applicable. Unless otherwise indicated, all of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to the 3-Month London Interbank Offered Rate (“LIBOR”) or the U.S. Prime Rate. At June 30, 2021, the 3-Month LIBOR was 0.15% and the U.S. Prime Rate was 3.25%.

(2)
All investments in portfolio companies, which as of June 30, 2021 represented 123.00% of the Company’s net assets, are restricted as to resale and were valued at fair value as determined in good faith by the Company’s Board of Directors.

(3)
Investment is not a qualifying asset as defined under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Non-qualifying assets at fair value represent 16.00% of total assets as of June 30, 2021. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company’s total assets, the Company will be precluded from acquiring any additional non-qualifying assets until such time as it complies with the requirements of Section 55(a) of the 1940 Act.

(4)
Represents a PIK security. PIK interest is accrued and will be paid at maturity.

(5)
Disclosures of end-of-term-payments (“ETP”) are one-time payments stated as a percentage of original principal amount.

(6)
Investments are held at Fair Value net of the Fair Value of Unfunded Commitments. See Note 3 for additional detail.

(7)
Investments are non-income producing.

(8)
The Credit Agreement (as defined in Note 10) is secured by a perfected first priority security interest in each of the Company’s senior secured term loan investments, except for the Mojix, Inc., Pivot3 Holdings, Inc., and The Kairn Corporation senior secured term loans.

(9)
Treasury bill with $20,000,000 par value was purchased pursuant to a 0.30% reverse repurchase agreement with Goldman Sachs dated June 30, 2021, due July 8, 2021, with a repurchase price of $19,900,000 collateralized by a 0.025% U.S. Treasury Bill due July 8, 2021 with a par value of 20,000,000 and fair value of $19,999,889.

(10)
All investments are domiciled in the United States, unless otherwise noted.

(11)
Investment is domiciled in Canada.

(12)
Investment is domiciled in Germany.

See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (Unaudited) (continued)
June 30, 2021
(13)
Investment is domiciled in the United Kingdom.

(14)
Investment is either a cash success fee payable or earnout of shares based on the consummation of certain trigger events.

(15)
Control investment, as defined under the 1940 Act, in which the Company owns at least 25% of the investment’s voting securities or has greater than 50% representation on its board.

(16)
Investment is publicly traded and listed on NASDAQ.

(17)
The warrant count is based upon a percentage of ownership of Fidelis Cybersecurity, Inc..

See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (Unaudited) (continued)
June 30, 2021
The following table shows the fair value of the portfolio company investments in which we are deemed to exercise a controlling influence over the management or policies of the portfolio company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the portfolio company as of June 30, 2021, along with the transactions during the six months ended June 30, 2021:
			For the Six Months Ended June 30, 2021
Portfolio Company(4)	Investment Description	Fair Value as of December 31, 2020	Gross Additions(1)	Gross Reductions(2)	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value as of June 30, 2021(3)
Senior Secured Term Loans
Mojix, Inc.	Tranche I: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021	$4,913,150	$—	$—	$—	$1,070,739	$5,983,889
	Tranche II: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021	1,637,717	—	—	—	356,913	1,994,630
	Tranche III: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021	409,016	—	—	—	89,138	498,154
	Tranche IV: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021	408,445	—	—	—	89,014	497,459
	Tranche V: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021	813,382	—	—	—	177,263	990,645
	Tranche VI: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/31/2021	779,370	—	—	—	169,851	949,221
	Tranche VII: LIBOR+12.00% PIK, 12.00% floor, due 4/30/21	—	500,000	(500,000)	—	—	—
Total Senior Secured Term Loans		8,961,080	500,000.00	(500,000.00)	—	1,952,918	10,913,998
Preferred Stocks
Mojix, Inc.	Series A-1 Preferred Stock	884,774	—	—	—	224,172	1,108,946
Warrants
Mojix, Inc.	Warrant for Common Stock, exercise price $1.286/share, expires 12/13/2030	—	—	—	—	—	—
	Warrant for Common Stock, exercise price $2.1286/share, expires 12/13/2030	—	—	—	—	—	—
	Warrant for Common Stock, exercise price $5.57338/share, expires 12/13/2030	—	—	—	—	—	—
Total Warrants		—	—	—	—	—	—
Total Control/affiliate investments		$9,845,854	$500,000	$(500,000)	$—	$2,177,090	$12,022,944

(1)
Gross additions includes increases in the basis of investments resulting from new portfolio investments,

See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (Unaudited) (continued)
June 30, 2021
PIK interest, accretion of OID, the exchange of one or more existing investments for one or more new investments and the movement of an existing portfolio company into this category from a different category.
(2)
Gross reductions include decreases in the basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing investments for one or more new investments and the movement of an existing portfolio company out of this category into a different category.

(3)
All investments in the portfolio company, which as of June 30, 2021 represented 2.52% of the Company’s net assets, are restricted as to resale and were valued at fair value as determined in good faith by the Company’s Board of Directors.

(4)
The Company earned no investment income from control investments.

The following tables show the fair value of our portfolio of investments (excluding any U.S. Treasury Bills held) by geographic region and industry as of June 30, 2021:
	June 30, 2021
Geographic Region	Investments at Fair Value	Percentage of Net Assets
Western United States	$276,039,672	57.78%
Northeastern United States	134,288,940	28.11
Northwestern United States	72,368,444	15.15
Southeastern United States	47,150,499	9.87
United Kingdom	25,543,554	5.35
Germany	17,110,084	3.58
South Central United States	14,534,370	3.04
Canada	581,597	0.12
Total	$587,617,160	123.00%
	June 30, 2021
Industry	Investments at Fair Value	Percentage of Net Assets
Application Software	$167,775,535	35.12%
Healthcare Technology	125,380,444	26.24
Internet Retail	84,339,455	17.65
Internet Software & Services	64,071,708	13.41
Specialized Consumer Services	46,591,343	9.75
Data Processing & Outsourced Services	37,788,010	7.91
Human Resource & Employment Services	25,543,554	5.35
Education Services	20,969,520	4.39
Technology Hardware, Storage & Peripherals	14,324,110	3.00
System Software	570,597	0.12
Computer & Electronics Retail	251,884	0.05
Advertising	11,000	0.00
Total	$587,617,160	123.00%
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(8)	% of Net Assets
Control/affiliate investments(14)
Senior Secured Term Loans(13)
Mojix, Inc.	Application Software	Tranche I: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 5/15/2021(4)	5/16/2017	$6,519,240	$6,502,036	$4,913,150	1.05%
		Tranche II: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 5/15/2021(4)	8/3/2017	2,173,080	2,170,069	1,637,717	0.35
		Tranche III: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 5/15/2021(4)	7/6/2018	542,721	543,783	409,016	0.09
		Tranche IV: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 5/15/2021(4)	9/5/2018	541,964	542,215	408,445	0.09
		Tranche V: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 5/15/2021(4)	1/28/2019	1,079,293	1,073,081	813,382	0.17
		Tranche VI: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 4/30/2021(4)	12/18/2019	1,034,143	1,034,143	779,370	0.17
Total Senior Secured Term Loans					11,865,327	8,961,080	1.92
Preferred Stocks
Mojix, Inc.	Application Software	Series A-1 Preferred Stock(7)	12/14/2020	67,114,092	800,000	884,774	0.19
Warrants(8)
Mojix, Inc.	Application Software	Warrant for Common Stock, exercise price $1.286/share, expires 12/13/2030	12/14/2020	2,349	119,320	—	—
		Warrant for Common Stock, exercise price $2.1286/share, expires 12/13/2030	12/14/2020	5,873	298,325	—	—
		Warrant for Common Stock, exercise price $5.57338/share, expires 12/13/2030	12/14/2020	394,733	828,522	—	—
Total Warrants					1,246,167	—	—
Total Control/affiliate investments					13,911,494	9,845,854	2.11
Non-control/non-affiliate investments
Corporate Bond
TriplePoint Venture Growth BDC Corp.	Specialty Finance	Bonds, 5.75% Interest rate, due 7/15/2022(3)	3/23/2020	13,227	253,095	333,453	0.07
Senior Secured Term Loans(13)
Aria Systems, Inc.	Application Software	Tranche I: LIBOR+9.00%, 11.35% floor, 4.50% ETP, due 12/15/2021	6/29/2018	25,000,000	25,573,394	26,487,949	5.68
		Tranche II: LIBOR+9.00%, 11.35% floor, 4.50% ETP, due 12/15/2021	3/31/2020	2,500,000	2,546,484	2,648,795	0.57
Brilliant Earth, LLC	Internet Retail	Tranche I: LIBOR+8.25%, 9.25% floor, 4.50% ETP, due 10/15/2023	9/30/2019	$35,000,000	$34,722,601	$34,722,601	7.45%
		Tranche II: LIBOR+8.25%, 9.25% floor, 0.75% ETP, due 10/15/2023	12/17/2020	30,000,000	29,733,181	29,758,229	6.38
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(8)	% of Net Assets
Circadence Corporation	Application Software	LIBOR+9.50%, 12.00% floor, 7.50% ETP, due 12/15/2022	12/20/2018	17,400,000	16,348,200	15,598,546	3.35
CloudPassage, Inc.	Data Processing & Outsourced Services	LIBOR+7.50%, 1.00% PIK, 10.00% floor, 2.75% ETP, due 6/13/2023(4)	6/13/2019	7,615,625	7,540,959	7,447,536	1.60
CloudPay Solutions Ltd.	Human Resource & Employment Services	LIBOR+9.50%, 1.25% PIK, 11.25% floor, 3.00% ETP, due 12/15/ 2023(3),(4),(11)	6/30/2020	25,146,185	24,772,553	24,772,553	5.31
Credit Sesame, Inc.	Specialized Consumer Services	Tranche I: LIBOR+8.35%, 10.25% floor, 2.50% ETP, due 12/15/2023	1/7/2020	35,000,000	34,693,762	34,531,361	7.41
		Tranche II: LIBOR+8.35% , 2.00% PIK on overadvance, 10.25% floor, due 5/15/2023(4)	1/7/2020	9,489,736	9,489,736	9,362,671	2.01
Dtex Systems, Inc.	Application Software	LIBOR+9.15%, 11.50% floor, 5.13% ETP, due 11/15/2021	6/1/2018	5,872,257	6,177,307	6,180,487	1.33
Echo 360 Holdings, Inc.	Education Services	Tranche I: LIBOR+9.25%, 12.05% floor, 4.00% ETP, due 5/3/2023	5/3/2019	14,000,000	14,078,320	14,324,161	3.07
		Tranche II: LIBOR+9.25%, 12.05% floor, 4.00% ETP, due 5/3/2023	5/3/2019	3,000,000	3,029,295	3,069,463	0.66
FiscalNote, Inc.	Application Software	LIBOR+9.25%, 9.75% floor, 5.00% ETP, due 8/21/2023	10/19/2020	45,000,000	44,330,193	44,330,193	9.51
Gynesonics, Inc.	Health Care Technology	LIBOR+8.75%, 9.25% floor, 3.50% ETP, due 12/1/2025	12/1/2020	30,000,000	29,156,536	29,156,536	6.25
INRIX, Inc.	Internet Software and Services	Tranche I: LIBOR+8.00%, 10.50% floor, 2.50% ETP, due 7/15/2023	7/26/2019	20,000,000	19,899,836	19,817,189	4.25
		Tranche II: LIBOR+8.00%, 10.50% floor, 2.50% ETP, due 7/15/2023	7/26/2019	10,000,000	9,825,946	9,908,594	2.13
Longtail Ad Solutions, Inc. (dba JW Player)	Internet Software and Services	LIBOR+8.75%, 10.75% floor, 3.00% ETP, due 6/15/2023	12/12/2019	30,000,000	30,054,163	30,270,499	6.49
Massdrop, Inc.	Computer & Electronics Retail	LIBOR+8.25%, 10.65% floor, 4.00% ETP, due 1/15/2023	7/22/2019	18,474,451	18,597,407	18,405,948	3.95
Mingle Healthcare Solutions, Inc.	Health Care Technology	LIBOR+9.50%, 11.75% floor, 10.00% ETP, due 8/15/2022	8/15/2018	4,416,667	4,683,180	4,646,930	1.00
3DNA Corp. (dba NationBuilder)	Application Software	Tranche I: LIBOR+9.00%, 11.50% floor, 5.50% ETP, due 4/15/2023	12/28/2018	$7,000,000	$7,160,591	$7,079,561	1.52%
		Tranche II: LIBOR+9.00%, 11.50% floor, 5.50% ETP, due 4/15/2023	6/12/2019	500,000	512,117	505,683	0.11
Ouster, Inc.	Technology Hardware, Storage & Peripherals	LIBOR+8.50%, 10.75% floor, 5% ETP, due 11/15/2021	11/27/2018	7,000,000	7,134,750	7,234,515	1.55
Pivot3, Inc.	Data Processing & Outsourced Services	Tranche I: LIBOR+8.50% PIK, 11.00% floor, 4.00% ETP, due 11/15/2022(4)	5/13/2019	21,345,001	21,609,825	19,864,282	4.26
		Tranche II: LIBOR+8.50% PIK, 11.00% floor, due 11/15/2022(4)	10/2/2020	1,022,772	1,022,772	951,822	0.20
		Tranche III: LIBOR+8.50% PIK, 11.00% floor, due 11/15/2022(4)	10/2/2020	1,000,000	1,000,000	930,629	0.20
Porch Group, Inc.	Application Software	LIBOR+8.50%, 2.00% PIK, 9.05% floor, 3.50% ETP, due 7/22/2024(4)	7/22/2020	40,327,734	40,206,479	40,206,479	8.62
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(8)	% of Net Assets
ShareThis, Inc.	Data Processing & Outsourced Services	Tranche I: LIBOR+9.25%, 11.60% floor, 3.00% ETP, due 12/31/2022	12/3/2018	19,250,000	18,850,776	18,850,776	4.04
		Tranche II: LIBOR+9.25%, 11.60% floor, 3.00% ETP, due 12/31/2022	1/7/2019	750,000	730,458	730,457	0.16
		Tranche III: LIBOR+9.25%, 11.60% floor, 3.00% ETP, due 12/31/2022	7/24/2019	1,000,000	965,131	965,131	0.21
		Tranche IV: LIBOR+8.25%, 10.60% floor, 3.00% ETP, due 12/31/2022	8/18/2020	1,000,000	997,975	997,975	0.21
The Kairn Corporation	Application Software	Tranche I: LIBOR+9.50% PIK, 10.81% floor, due 12/15/2022(4)	3/24/2020	788,143	788,143	788,143	0.17
		Tranche II: Fixed 6.50% PIK, due 3/9/2027(4)	3/9/2020	4,187,932	4,187,932	4,187,933	0.90
VERO Biotech LLC	Health Care Technology	LIBOR+9.05%, 9.55% floor, 3.00% ETP, due 12/1/2024	12/29/2020	25,000,000	24,269,950	24,269,950	5.21
Total Senior Secured Term Loans					494,689,952	493,003,577	105.74
Preferred Stocks
Aria Systems, Inc.	Application Software	Series G Preferred Stock(7)	7/10/2018	289,419	250,000	451,494	0.10
MTBC, Inc.	Health Care Technology	11% Series A Cumulative Redeemable Perpetual Preferred Stock(15),(16)	1/8/2020	760,000	18,687,450	14,659,600	3.14
Total Preferred Stocks					18,937,450	15,111,094	3.24
Common Stocks(7)
Porch Group, Inc.	Application Software	Common Stock(15)	12/23/2020	38,079	$118,100	$521,940	0.11%
zSpace, Inc.	Technology Hardware, Storage & Peripherals	Common Stock	12/31/2020	6,811,430	1,119,096	—	—
Total Common Stocks					1,237,196	521,940	0.11
Warrants(7)
AllClear ID, Inc.	Specialized Consumer Services	Warrant for Common Stock, exercise price $0.01/share, expires 9/1/2027	9/1/2017	870,514	1,749,733	980,199	0.21
Aria Systems, Inc.	Application Software	Warrant for Series G Preferred Stock, exercise price $0.8638/share, expires 6/29/2028	6/29/2018	2,170,641	770,578	2,772,147	0.59
Aspen Group Inc.	Education Services	Warrant for Common Stock, exercise price $6.87/share, expires 7/25/2022	7/25/2017	224,174	583,301	1,217,000	0.26
Brilliant Earth, LLC	Internet Retail	Warrant for Class P Units, exercise price $5.25/share, expires 9/30/2029	9/30/2019	333,333	973,000	1,380,000	0.30
		Warrant for Class P Units, exercise price $10.00/share, expires 12/17/2030	12/17/2020	25,000	25,500	25,500	0.01
Circadence Corporation	Application Software	Warrant for Series A-6 Preferred Stock, exercise price $1.17/share, expires 12/20/2028	12/20/2018	1,538,462	3,630,000	3,083,703	0.66
		Warrant for Series A-6 Preferred Stock, exercise price $1.17/share, expires 10/31/2029	10/31/2019	384,615	845,540	770,926	0.17
CloudPassage, Inc.	Data Processing & Outsourced Services	Warrant for Series D-1 Preferred Stock, exercise price $1.60/share, expires 6/13/2029	6/13/2019	210,938	273,798	116,135	0.02
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(8)	% of Net Assets
CloudPay Solutions Ltd.	Human Resource & Employment Services	Warrant for Series B Preferred Stock, exercise price $66.53/share, expires 6/30/2030(3),(11)	6/30/2020	11,273	217,500	298,697	0.06
Credit Sesame, Inc.	Specialized Consumer Services	Warrant for Common Stock, exercise price $0.01/share, expires 1/7/2030	1/7/2020	191,601	424,800	596,167	0.13
Dejero Labs Inc.	System Software	Warrant for Common Stock, exercise price $0.01/share, expires 5/31/2029(3),(6)	5/31/2019	333,621	192,499	264,160	0.06
Dtex Systems, Inc.	Application Software	Warrant for Series C-Prime Preferred Stock, exercise price $0.6000/share, expires 6/1/2025	6/1/2018	500,000	59,000	297,136	0.06
		Warrant for Series C-Prime Preferred Stock, exercise price $0.6000/share, expires 7/11/2026	7/11/2019	833,333	114,719	495,226	0.11
Echo 360 Holdings, Inc.	Education Services	Warrant for Series E Preferred Stock, exercise price $1.5963/share, expires 5/3/2029	5/3/2019	1,066,767	299,762	629,630	0.14
FiscalNote, Inc.	Application Software	Warrant for Common Stock, exercise price $0.01/share, expires 10/19/2030	10/19/2020	194,673	$438,014	$409,996	0.09%
Gynesonics, Inc.	Health Care Technology	Success fee, expires 12/1/2027 (12)	12/1/2020	—	498,900	506,293	0.11
INRIX, Inc.	Internet Software and Services	Warrant for Common Stock, exercise price $9.29/share, expires 7/26/2029	7/26/2019	150,804	522,083	504,439	0.11
Longtail Ad Solutions, Inc. (dba JW Player)	Internet Software and Services	Warrant for Common Stock, exercise price $1.49/share, expires 12/12/2029	12/12/2019	322,997	38,800	304,264	0.07
Massdrop, Inc.	Computer & Electronics Retail	Warrant for Series B Preferred Stock, exercise price $1.1938/share, expires 7/22/2019	7/22/2019	848,093	183,188	276,478	0.06
Mingle Healthcare Solutions, Inc.	Health Care Technology	Warrant for Series AA Preferred Stock, exercise price $0.24/share, expires 8/15/2028	8/15/2018	1,625,000	492,375	—	—
MTBC, Inc.	Health Care Technology	Warrant for Common Stock, exercise price $7.50/share, expires 1/8/2022	1/8/2020	1,000,000	435,000	3,195,000	0.69
		Warrant for Common Stock, exercise price $10.00/share, expires 1/8/2023	1/8/2020	1,000,000	837,000	2,492,000	0.53
3DNA Corp. (dba NationBuilder)	Application Software	Warrant for Series C-1 Preferred Stock, exercise price $1.4643/share, expires 12/28/2028	12/28/2018	273,164	104,138	66,341	0.01
Ouster, Inc.	Technology Hardware, Storage & Peripherals	Warrant for Series B Preferred Stock, exercise price $0.3323/share, expires 11/27/2028	11/27/2018	1,805,597	103,010	9,901,935	2.12
Pivot3, Inc.	Data Processing & Outsourced Services	Warrant for Series D Preferred Stock, exercise price $0.59/share, expires 5/13/2029	5/13/2019	2,033,898	216,610	—	—
Porch Group, Inc.	Application Software	Earnout, expires 12/23/2023 (12)	12/23/2020	—	—	—	—
RealWear, Inc.	Technology Hardware, Storage & Peripherals	Warrant for Series A Preferred Stock, exercise price $4.4464/share, expires 10/5/2028	10/5/2018	112,451	135,841	—	—
		Warrant for Series A Preferred Stock, exercise price $4.4464/share, expires 12/28/2028	12/28/2018	22,491	25,248	—	—
		Warrant for Series A Preferred Stock, exercise price $6.78/share, expires 6/27/2029	6/27/2019	123,894	380,850	—	—
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(10)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(8)	% of Net Assets
Scale Computing, Inc.	System Software	Warrant for Common Stock, exercise price $0.8031/share, expires 3/29/2029	3/29/2019	9,665,667	345,816	—	—
SendtoNews Video, Inc.	Advertising	Warrant for Class B Non-Voting Stock, exercise price $0.67/share, expires 6/30/2027(3),(6)	6/30/2017	191,500	246,461	30,000	0.01
ShareThis, Inc.	Data Processing & Outsourced Services	Warrant for Series D-3 Preferred Stock, exercise price $2.4320/share, expires 12/3/2028	12/3/2018	647,615	$2,162,000	$2,162,000	0.46%
The Kairn Corporation	Application Software	Warrant for Common Stock, exercise price $0.01/share, expires 3/9/2030	3/9/2020	81,177	—	—	—
VERO Biotech LLC	Health Care Technology	Success fee, expires 12/29/2025(12)	12/29/2020	—	233,300	233,300	0.05
Total Warrants					17,558,364	33,008,672	7.08
Total non-control/non-affiliate investments					532,676,057	541,978,736	116.24
U.S. Treasury		U.S. Treasury Bill, 0.40%, due 01/12/2021(9)	12/30/2020	70,000,000	70,001,472	70,002,060	15.01
Total U.S.Treasury					70,001,472	70,002,060	15.01
Total Investments					$616,589,023	$621,826,650	133.37%

(1)
Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates, as applicable. Unless otherwise indicated, all of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to the 3-Month London Interbank Offered Rate (“LIBOR”) or the U.S. Prime Rate. At December 31, 2020, the 3-Month LIBOR was 0.24% and the U.S. Prime Rate was 3.25%.

(2)
All investments in portfolio companies, which as of December 31, 2020 represented 118.36% of the Company’s net assets, are restricted as to resale and were valued at fair value as determined in good faith by the Company’s Board of Directors.

(3)
Investment is not a qualifying asset as defined under Section 55(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). Non-qualifying assets represent 10.68% of total investments at fair value as of December 31, 2020. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company’s total assets, the Company will be precluded from acquiring any additional non-qualifying assets until such time as it complies with the requirements of Section 55(a) of the 1940 Act.

(4)
Represents a PIK security. PIK interest is accrued and will be paid at maturity.

(5)
All investments are domiciled in the United States, unless otherwise noted.

(6)
Investment is domiciled in Canada.

(7)
Investments are non-income producing.

(8)
Investments are held at Fair Value net of the Fair Value of Unfunded Commitments. See Note 3 for additional detail.

(9)
Treasury bills with $70,000,000 in aggregate of par value were purchased pursuant to a 0.40% reverse repurchase agreement with Goldman Sachs dated December 30, 2020 and due to the Company on January 12 2021, with a repurchase price to the Company of $69,650,000, collateralized by a 0.40% U.S. Treasury Bill due January 12 2021 with an aggregate par value of $70,000,000 and fair value of $70,002,060.

See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
(10)
Disclosures of end-of-term-payments (“ETP”) are one-time payments stated as a percentage of original principal amount.

(11)
Investment is domiciled in the United Kingdom.

(12)
Investment is either a cash success fee payable or earnout of shares based on the consummation of certain trigger events.

(13)
The Credit Agreement (as defined in Note 10) is secured by a perfected first priority security interest in each of the Company’s senior secured term loan investments, except for the Mojix, Inc., Pivot3, Inc., and The Kairn Corporation senior secured term loans.

(14)
Control investment, as defined under the 1940 Act, in which the Company owns at least 25% of the investment’s voting securities or has greater than 50% representation on its board.

(15)
Investment is publicly traded and listed on NASDAQ.

(16)
260,000 shares of MTBC, Inc. preferred stock with a fair value of $1,429,600 have restrictions on the sale of the shares due to escrow claims, and such fair value is considered a Level 2 fair value measurement under the fair value hierarchy.

The following table shows the fair value of the portfolio company investments in which we are deemed to exercise a controlling influence over the management or policies of the portfolio company, as defined in the 1940 Act, due to beneficially owning, either directly or through one or more controlled companies, more than 25% of the outstanding voting securities of the portfolio company as of December 31, 2020, along with the transactions during the year ended December 31, 2020:
			For the Year Ended December 31, 2020
Portfolio Company(4)	Investment Description	Fair Value as of December 31, 2019	Gross Additions(1)	Gross Reductions(2)	Net Realized Gains (Losses)	Net Change in Unrealized Appreciation (Depreciation)	Fair Value as of December 31, 2020(3)
Senior Secured Term Loans
Mojix, Inc.	Tranche I: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021	$—	$4,860,763	$—	$—	$52,387	$4,913,150
	Tranche II: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021	—	1,620,255	—	—	17,462	1,637,717
	Tranche III: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021	—	404,654	—	—	4,362	409,016
	Tranche IV: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021	—	404,090	—	—	4,355	408,445
	Tranche V: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/15/2021	—	804,709	—	—	8,673	813,382
	Tranche VI: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 7/31/2021	—	771,060	—	—	8,310	779,370
Total Senior Secured Term Loans		—	8,865,531	—	—	95,549	8,961,080
Preferred Stocks
Mojix, Inc.	Series A-1 Preferred Stock	—	800,000	—	—	84,774	884,774
Warrants
Mojix, Inc.	Warrant for Common Stock, exercise price $1.286/share, expires 12/13/2030	—	—	—	—	—	—
	Warrant for Common Stock, exercise price $2.1286/share, expires 12/13/2030	—	—	—	—	—	—
	Warrant for Common Stock, exercise price $5.57338/share, expires 12/13/2030	—	—	—	—	—	—
Total Warrants		—	—	—	—	—	—
Total Control/ affiliate investments		$—	$9,665,531	$—	$—	$180,323	$9,845,854
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020

(1)
Gross additions includes increases in the basis of investments resulting from new portfolio investments, PIK interest, accretion of OID, the exchange of one or more existing investments for one or more new investments and the movement of an existing portfolio company into this category from a different category.

(2)
Gross reductions include decreases in the basis of investments resulting from principal collections related to investment repayments or sales, the exchange of one or more existing Investments for one or more new investments and the movement of an existing portfolio company out of this category into a different category.

(3)
All investments in the portfolio company, which as of December 31, 2020 represented 2.11% of the Company’s net assets, are restricted as to resale and were valued at fair value as determined in good faith by the Company’s Board of Directors.

(4)
The Company earned no investment income from control investments.

The following tables show the fair value of our portfolio of investments (excluding any U.S. Treasury Bills held) by geographic region and industry as of December 31, 2020:
	December 31, 2020
Geographic Region	Investments at Fair Value	Percentage of Net Assets
Western United States	$294,585,551	63.18%
Northeastern United States	113,684,806	24.38
Northwestern United States	70,958,641	15.22
United Kingdom	25,071,250	5.38
Southeastern United States	24,503,250	5.26
South Central United States	22,726,932	4.87
Canada	294,160	0.06
Total	$551,824,590	118.36%
	December 31, 2020
Industry	Investments at Fair Value	Percentage of Net Assets
Application Software	$166,728,532	35.76%
Healthcare Technology	79,159,609	16.98
Internet Retail	65,886,330	14.13
Internet Software & Services	60,804,985	13.04
Data Processing & Outsourced Services	53,016,743	11.37
Specialized Consumer Services	45,470,398	9.75
Human Resource & Employment Services	25,071,250	5.38
Education Services	19,240,254	4.13
Computer & Electronics Retail	18,682,426	4.01
Technology Hardware, Storage & Peripherals	17,136,450	3.68
Specialty Finance	333,453	0.07
System Software	264,160	0.06
Advertising	30,000	0.01
Total	$551,824,590	118.36%
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Notes to Financial Statements
Note 1 — Organization
Runway Growth Credit Fund Inc. (the “Company”) is a Maryland corporation that was formed on August 31, 2015. The Company is an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated, has qualified, and intends to continue to qualify annually as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Company was formed primarily to lend to, and selectively invest in, high growth-potential companies in technology, life sciences, healthcare information and services, business services, select consumer services and products in other high-growth industries in the United States. The Company’s investment objective is to maximize its total return to its stockholders primarily through current income on its loan portfolio, and secondarily through capital appreciation on its warrants and other equity positions. The Company’s investment activities are managed by its external investment adviser, Runway Growth Capital LLC (“RGC”). The Company’s administrator, Runway Administrator Services LLC (the “Administrator”), is a wholly owned subsidiary of RGC and provides administrative services necessary for the Company to operate.
In October 2015, in connection with the Company’s formation, the Company issued and sold 1,667 shares of common stock to R. David Spreng, the President and Chief Executive Officer of the Company and Chairman of the Company’s Board of Directors, for an aggregate purchase price of $25,000. The sale of shares of common stock was approved by the unanimous consent of the Company’s sole director at the time. Between December 2016 and December 2017, the Company completed its first private offering of shares of common stock to investors (the “Initial Private Offering”) in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and other applicable securities laws. As of June 30, 2021, in connection with the Initial Private Offering, the Company had issued 18,241,157 shares of its common stock for a total purchase price of $275,000,000.
As of June 30, 2021, the Company has completed multiple closings under its second private offering (the “Second Private Offering”) and had accepted aggregate capital commitments of $181,473,500. As of June 30, 2021, the Company has issued 8,352,251 shares of its common stock for a total purchase price of $125,283,766 in connection with the Second Private Offering and $56,189,734 of capital commitments remain undrawn. As of June 30, 2021, the Company has issued 22,564 shares as an additional direct investment by Runway Growth Holdings LLC, an affiliate of RGC, at a per-share price of $15.00 for total proceeds of $338,453. As of June 30, 2021, the Company has issued an additional 6,072,815 shares as part of the dividend reinvestment program. Refer to Note 6 for further detail.
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying interim unaudited financial statements of the Company are prepared on the accrual basis of accounting in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and pursuant to the requirements for reporting on Form 10-Q and Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is an investment company following the specialized accounting and reporting guidance specified in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services — Investment Companies.
In the opinion of management, all adjustments, all of which were of a normal recurring nature, considered necessary for the fair presentation of financial statements for the interim period have been included. The results of operations for the current interim period are not necessarily indicative of results that ultimately may be achieved for any other interim period or for the year ending December 31, 2021, including the impact of the novel strain of coronavirus (“COVID-19”) pandemic thereon. The interim unaudited financial statements and notes hereto should be read in conjunction with the audited financial statements and notes thereto contained in the Company’s annual report on Form 10-K for the year ended December 31, 2020, filed with the SEC on March 11, 2021.
Certain items in the June 30, 2020 financial statements have been reclassified to conform to the June 30, 2021 presentation with no net effect on the net increase in net assets resulting from operations.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.
Cash and Cash Equivalents
Cash represents deposits held at financial institutions, while cash equivalents are highly liquid investments held at financial institutions with an original maturity of three months or less at the date of acquisition. From time to time, the Company’s cash and cash equivalents exceed federally insured limits, subjecting the Company to risks related to the uninsured balance. Cash and cash equivalents are held at large, established, high credit-quality financial institutions, and management believes that risk of loss associated with any uninsured balance is remote.
Deferred Credit Facility Fees
The fees and expenses associated with opening the KeyBank loan facilities or Credit Agreement (as defined below) and Credit Facilities (as defined below) are being deferred and amortized as part of interest expense using the effective interest method over the term of the Credit Agreement and the Credit Facilities in accordance with ASC 470, Debt. Debt issuance costs associated with the Credit Agreement and the Credit Facilities are classified as a direct reduction of the carrying amount of borrowings with the Credit Agreement and the Credit Facilities, unless there are no outstanding borrowings, in which case the debt issuance costs are presented as an asset.
Reverse Repurchase Agreement
The Company has, and may in the future, enter into reverse repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Company acquires securities as collateral (debt obligation) subject to an obligation of the counterparty to repurchase and the Company to resell the securities (obligation) at an agreed upon time and price. The Company, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing reverse repurchase agreements. The Company requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for reverse repurchase agreements. The Company and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. It is the Company’s policy that the market value of the collateral be at least equal to 100 percent of the repurchase price in the case of a reverse repurchase agreement of one-day duration and 102 percent of the repurchase price in the case of all other reverse repurchase agreements. Upon an event of default under the terms of the Master Repurchase Agreement, both parties have the right to set-off. If the seller defaults or enters an insolvency proceeding, realization of the collateral by the Company may be delayed, limited or wholly denied.
Pursuant to a reverse repurchase agreement with Goldman Sachs, which expired on July 7, 2021, the Company purchased a U.S. Treasury Bill, due July 8, 2021. The fair value of the related collateral that the Company received for this agreement was $19,999,889 at June 30, 2021. Pursuant to a reverse repurchase agreement with Goldman Sachs which expired on January 6, 2021, the Company purchased a U.S. Treasury Bill, due January 12, 2021. The value of the related collateral that the Company received for this agreement was $70,002,060 at December 31, 2020. At June 30, 2021 and December 31, 2020, the repurchase liability was $19,900,000 and $69,650,000, respectively, which is reflected as Reverse repurchase agreement on the Statement of Assets and Liabilities.

Investment Transactions and Related Investment Income
Security transactions, if any, are recorded on a trade-date basis. Realized gains or losses from the repayment or sale of investments are measured using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. The Company reports changes from the prior period in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.
Dividends are recorded on the applicable ex-dividend date. Interest income, if any, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity, warrants or contractual success fees obtained in conjunction with the Company’s debt investments, loan origination fees, end of term payments, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income, which is included as amortized cost of the investment; the unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized loan origination fees, end-of-term payments, and unamortized market discounts are recorded as interest income.
The Company currently holds, and expects to hold in the future, some investments in its portfolio that contain payment-in-kind (“PIK”) interest provisions. PIK interest is computed at the contractual rate specified in each loan agreement and is added to the principal balance of the loan, rather than being paid to the Company in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income, is included in the Company’s taxable income and therefore affects the amount of income the Company is required to distribute to stockholders to maintain its qualification as a RIC for U.S. federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the investment on non-accrual status and will generally cease recognizing PIK interest and dividend income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or through a restructuring such that the interest and dividend income is deemed to be collectible. As of June 30, 2021, and December 31, 2020, the Company has not written off any accrued and uncollected PIK interest and dividends. As of June 30, 2021, the Company had six loans to Mojix, Inc. representing an aggregate principal funded of $11,000,000 at a fair value of $10,913,998, on non-accrual status, which represents 2.28% of the Company’s net assets. The non-accrual loans as of June 30, 2021 had total interest of $2,561,665 that would have been accrued into income. Had the loans not been on non-accrual status, $2,039,925 would be payable, and $521,740 would be original issue discount. As of December 31, 2020, the Company had six loans to Mojix, Inc. representing an aggregate principal funded of $11,000,000 at a fair value of $8,961,080, on non-accrual status, which represented 1.92% of the Company’s net assets. The non-accrual status loans as of December 31, 2020 had total interest of $1,627,725 that would have been accrued into income. Had the loan not been on non-accrual status, $1,213,861 would be payable, and $413,864 would be original issue discount. For the three and six months ended June 30, 2021, approximately 5.6% and 5.7%, respectively, of the Company’s total investment income was attributable to non-cash PIK interest and dividend income. For the three and six months ended June 30, 2020, approximately 2.1% and 2.9%, respectively, of the Company’s total investment income was attributable to non-cash PIK interest and dividend income.
Valuation of Investments
The Company measures the value of its investments at fair value in accordance with ASC Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the FASB. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

The audit committee of the Company’s Board of Directors (the “Audit Committee”) assists the Board of Directors in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Company’s Board of Directors, with the assistance of the Audit Committee, RGC and its senior investment team and independent valuation agents, is responsible for determining, in good faith, the fair value of such investments in accordance with the valuation policy approved by the Board of Directors. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. The Company considers a range of fair values based upon the valuation techniques utilized and selects the value within that range that was most representative of fair value based on current market conditions as well as other factors RGC’s senior investment team considers relevant.
The Company’s Board of Directors makes this fair value determination on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments and estimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
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Level 1 — Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

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Level 2 — Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

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Level 3 — Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.
With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:

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The quarterly valuation process begins with each portfolio company investment being initially valued by RGC’s investment professionals that are responsible for the portfolio investment;

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Preliminary valuation conclusions are then documented and discussed with RGC’s senior investment team;

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At least once annually, the valuation for each portfolio investment, is reviewed by one or more independent valuation firms. Certain investments, however, may not be evaluated by the applicable independent valuation firm if the net asset value and other aspects of such investments in the aggregate do not exceed certain thresholds;

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The Audit Committee then reviews these preliminary valuations from RGC and the applicable independent valuation firm, if any, and makes a recommendation to the Company’s Board of Directors regarding such valuations; and

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The Company’s Board of Directors reviews the recommended preliminary valuations and determines the fair value of each investment in the Company’s portfolio, in good faith, based on the input of RGC, the independent valuation firm and the Audit Committee.

The Company’s investments are primarily loans made to and equity and warrants of high growth-potential companies focused in technology, life sciences, healthcare information and services, business services, select consumer services and products and other high-growth industries. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these types of debt instruments and, thus, RGC’s senior investment team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.
Rule 2a-5 under the 1940 Act was recently adopted by the SEC and establishes requirements for determining fair value in good faith for purposes of the 1940 Act. The Company is evaluating the impact of adopting Rule 2a-5 on the financial statements and intends to comply with the new rule’s requirements on or before the compliance date in September 2022.
Investment Valuation Techniques
Debt Investments:   To determine the fair value of the Company’s debt investments, the Company compares the cost basis of the debt investment, which includes original issue discount, if any, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions that are similar in nature to the Company’s investments, in order to determine a comparable range of effective market interest rates for its investments. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.
This valuation process includes, among other things, evaluating the underlying investment performance, the portfolio company’s current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Significant increases or decreases in these unobservable inputs could result in a significantly higher or lower fair value measurement; however, a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a signficiant increase or decrease in these unobservable inputs.
Under certain circumstances, the Company may use an alternative technique to value the debt investments to be acquired by the Company that better reflects the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arms-length transaction, the use of multiple probability-weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.
Warrants:   Fair value of warrants is primarily determined using a Black Scholes option-pricing model. Privately held warrants and equity-related securities are valued based on an analysis of various factors including, but not limited to, the following:

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Underlying enterprise value of the issuer is estimated based on information available, including any information regarding the most recent rounds of issuer funding. Valuation techniques to determine enterprise value include market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company’s capital structure to determine enterprise value. Valuation techniques are also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques take into account the rights and preferences of the portfolio company’s securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the portfolio. Such techniques include Option Pricing Models, or “OPM,” including back-solve techniques, Probability Weighted Expected Return Models, or “PWERM,” and other techniques as determined to be appropriate.

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Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on comparable publicly traded companies within indices similar in nature to the underlying company issuing the warrant. Significant increases (decreases) in this unobservable input could result in a significantly lower (higher) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.

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The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Significant increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.

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Other adjustments, including a marketability discount on private company warrants, are estimated based on judgment about the general industry environment. Significant increases (decreases) in this unobservable input could result in a significantly lower (higher) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.

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Historical portfolio experience on cancellations and exercises of warrants are utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.

Under certain circumstances, the Company may use an alternative technique to value warrants that better reflects the warrants’ fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arms-length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.
These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the fair value of investments that do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a fair value may then be determined.
Equity Investments.   The fair value of an equity investment in a privately held company is initially the face value of the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing subsequent to the Company’s investment. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. The Company may also reference comparable transactions and/or secondary market transactions in connection with its determination of fair value. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the fair value of investments that do not have an active public market. Valuation of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a fair value may then be determined.
Fair Value of Financial Instruments
The carrying amounts of the Company’s financial instruments, including cash and accrued liabilities, approximate fair value due to their short-term nature.
Investment Classification
The Company is a non-diversified company within the meaning of the 1940 Act. The Company classifies its investments by level of control. As defined in the 1940 Act, control investments are those where the investor has the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses, or has the right to acquire within 60 days or less, beneficial ownership of more than 25.0% of the voting securities of a company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright, or via the right to acquire within 60 days or less, beneficial ownership of 5.0% or more of the outstanding voting securities of a company.
Investments are recognized when the Company assumes an obligation to acquire a financial instrument and assumes the risks for gains or losses related to that instrument. Investments are derecognized when the Company assumes an obligation to sell a financial instrument and foregoes the risks for gains or losses related to that instrument. Specifically, the Company records all security transactions on a trade date basis. Investments in other, non-security financial instruments, such as limited partnerships or private companies, are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled will be reported as receivables for investments sold and payables for investments acquired, respectively, on the Statements of Assets and Liabilities.
Income Taxes
The Company elected to be treated as a RIC under Subchapter M of the Code beginning with its taxable year ended December 31, 2016, and has qualified and intends to continue to qualify for the tax treatment applicable to RICs. Generally, a RIC is not subject to U.S. federal income taxes on distributed income and gains so long as it meets certain source-of-income and asset diversification requirements and it distributes at least 90% of its net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, to its stockholders. So long as the Company obtains and maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company. The Company intends to make sufficient distributions to maintain its RIC status each year and it does not anticipate paying any material U.S. federal income taxes in the future.
The Company accounts for income taxes in conformity with ASC Topic 740, Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in Consolidated Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period.

The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. There were no material uncertain income tax positions at June 30, 2021 or December 31, 2020. Although we file federal and state tax returns, our major tax jurisdiction is federal. The previous three tax year-ends and the interim tax period since then remain subject to examination by the Internal Revenue Service.
If the Company does not timely distribute (or is not deemed to have distributed) each calendar year the sum of (1) at least 98% of its net ordinary income (not taking into account any capital gains or losses) for each calendar year, (2) at least 98.2% of the amount by which the Company’s capital gains exceed its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 in that calendar year (unless the Company makes an election to use its taxable year) and (3) any net ordinary income and net capital gain recognized in preceding years on which the Company paid no U.S. federal income tax (the “Minimum Distribution Amount”), the Company will generally be required to pay a nondeductible U.S. federal excise tax equal to 4% of the amount by which the Minimum Distribution Amount exceeds the distributions for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective U.S. federal excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
If the Company does not qualify to be treated as a RIC for any taxable year, the Company will be taxed as a regular corporation (a “C corporation”) under subchapter C of the Code for such taxable year. If the Company has previously qualified to be treated as a RIC but is subsequently unable to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, the Company would be subject to U.S. federal income tax on all of its taxable income (including its net capital gains) at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would it be required to make distributions. In order to requalify as a RIC, in addition to the other requirements discussed above, the Company would be required to distribute all of its previously undistributed earnings attributable to the period it failed to qualify as a RIC by the end of the first year that it intends to requalify as a RIC. If the Company fails to requalify as a RIC for a period greater than two taxable years, it may be subject to regular corporate-level U.S. federal income tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Company had been liquidated) that it elects to recognize on requalification or when recognized over the next five years.
Per Share Information
Basic and diluted earnings per common share is calculated using the weighted-average number of common shares outstanding for the period presented. For the three and six months ended June 30, 2021 and 2020, basic and diluted earnings per share of common stock were the same because there were no potentially dilutive securities outstanding. Per share data is based on the weighted-average shares outstanding.
Distributions
The Company generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, subject to the discretion of the Board of Directors. For the three and six months ended June 30, 2021, the Company declared and paid dividends in the amount of $11,859,731 and $23,482,930, respectively, of which $2,449,360 and $4,889,338, respectively, was distributed in cash and the remainder distributed in shares to stockholders pursuant to the Company’s dividend reinvestment plan. For the three and six months ended June 30, 2020, the Company declared dividends in the amount of $9,242,578 and $19,567,064, respectively, of which $1,704,037 and $3,643,100, respectively, was distributable in cash and the remainder distributable in shares to stockholders pursuant to the Company’s dividend reinvestment plan.
Organization and Offering Costs
Organization costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to the Company’s organization, all of which are expensed as incurred. Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s private placement memorandum and other offering documents, including travel-related expenses related to the Initial Private Offering. Pursuant to the investment advisory agreement in place between the Company and RGC at the time of the Initial Private Offering, the Company and RGC agreed that organization and offering costs incurred in connection with the Initial Private Offering would be borne by the Company up to a maximum amount of $1,000,000, provided that the amount of such costs in excess of $1,000,000 would be paid by RGC. As of December 31, 2016, the Company had already incurred the maximum amount of $1,000,000 in organization and offering costs incurred in connection with the Initial Private Offering. As a result, for the three and six months ended June 30, 2021 and 2020, the Company did not incur any organization or offering expenses in connection with the Initial Private Offering.
Offering costs related to new or follow-on offerings, including the Second Private Offering, were accumulated and charged to additional paid in capital at the time of closing beginning in 2019. These offering costs related to the Second Private Offering are subject to a cap of $600,000, excluding placement agent fees which have no cap, of which the Company will bear the cost. As of June 30, 2021 and December 31, 2020, respectively, the Company had accumulated and recorded $613,820 and $608,989 of offering costs related to the Second Private Offering. As of each of June 30, 2021 and December 31, 2020, respectively, $154,738 and $123,009 in placement agent fees had been incurred. Under the terms of the Second Private Offering, offering costs in excess of $600,000, excluding placement agent fees, will be reimbursed by RGC.
Recent Accounting Pronouncements
In March 2020, the FASB issued ASU 2020-04 Reference Rate Reform (Topic 848) — Facilitation of the effects of reference rate reform on financial reporting. The amendments in this update provide optional expedients and exceptions for applying U.S. GAAP to certain contracts and hedging relationships that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform and became effective upon issuance for all entities. The Company has agreements that have LIBOR as a reference rate with certain portfolio companies and also with certain lenders. These agreements include language for choosing an alternative successor rate if LIBOR reference is no longer considered to be appropriate. Such contract modifications are required to be evaluated in determining whether the modifications result in the establishment of new contracts or the continuation of existing contracts. The new guidance is effective as of March 12, 2020 through December 21, 2022. The Company is currently evaluating its effective date for adoption and the impact the adoption of this new accounting standard will have on its financial statements, however the impact of the adoption is not expected to be material.
Note 3 — Commitments and Contingencies
In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time.
At June 30, 2021, the Company had $122,560,569 in unfunded loan commitments to provide debt financing to its portfolio companies. The balance of unfunded commitments to extend financing as of June 30, 2021 was as follows:
Portfolio Company	Investment Type	June 30, 2021
Allurion Technologies, Inc.	Senior Secured Term Loan	$10,000,000
Credit Sesame, Inc.	Senior Secured Term Loan	585,569
CrossRoads Extremity Systems, LLC	Senior Secured Term Loan	7,500,000
Dtex Systems, Inc.	Senior Secured Term Loan	15,000,000
Fidelis Cybersecurity, Inc.	Senior Secured Term Loan	1,000,000
Gynesonics, Inc.	Senior Secured Term Loan	20,000,000
Marley Spoon AG	Senior Secured Term Loan	20,475,000
Porch Group, Inc.	Senior Secured Term Loan	10,000,000
SetPoint Medical Corporation	Senior Secured Term Loan	25,000,000

Portfolio Company	Investment Type	June 30, 2021
ShareThis, Inc.	Senior Secured Term Loan	3,000,000
VERO Biotech LLC	Senior Secured Term Loan	10,000,000
Total unused commitments to extend financing		$122,560,569

At December 31, 2020, the Company had $49,085,569 in unfunded loan commitments to provide debt financing to its portfolio companies. The balance of unfunded commitments to extend financing as of December 31, 2020 was as follows:
Portfolio Company	Investment Type	December 31, 2020
CloudPassage, Inc.	Senior Secured Term Loan	$2,500,000
Credit Sesame, Inc.	Revolving Line	585,569
Gynesonics, Inc.	Senior Secured Term Loan	20,000,000
ShareThis, Inc.	Senior Secured Term Loan	1,000,000
VERO Biotech LLC	Senior Secured Term Loan	25,000,000
Total unused commitments to extend financing		$49,085,569
The Company’s management believes that its available cash balances, availability under the Credit Agreement and/or ability to drawdown capital from investors provides sufficient funds to cover its unfunded commitments as of June 30, 2021. The Company has evaluated the expected net future cash flows related to unfunded commitments and determined the fair value to be zero as of June 30, 2021 and December 31, 2020.
The Company is currently not subject to any material legal proceedings, nor, to its knowledge, is any material proceeding threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights under contracts with its portfolio companies. While the outcome of any such legal proceedings cannot be predicted with certainty, the Company does not expect that any such proceedings will have a material effect upon its business, financial condition or results of operations.
Note 4 — Concentration of Credit Risk
In the normal course of business, the Company maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Company is subject to credit risk to the extent that any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. The Company’s management monitors the financial condition of those financial institutions and does not currently anticipate any losses from these counterparties.
Note 5 — Net Increase in Net Assets Resulting from Operations per Common Share
The following information sets forth the computation of basic income per common share for the three and six months ended June 30, 2021 and 2020:
	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Net increase in net assets resulting from operations	$6,711,343	$13,574,289	$16,082,671	$15,321,533
Weighted-average shares outstanding for the period
Basic	32,396,396	26,645,717	31,953,287	26,266,501
Diluted	32,396,396	26,645,717	31,953,287	26,266,501
Per Share Data(1):
Basic and diluted income per common share

	Three Months Ended June 30, 2021	Three Months Ended June 30, 2020	Six Months Ended June 30, 2021	Six Months Ended June 30, 2020
Basic	$0.21	$0.51	$0.50	$0.58
Diluted	$0.21	$0.51	$0.50	$0.58

(1)
Per share data is based on average weighted shares outstanding.

Note 6 — Net Assets
The Company has the authority to issue 100,000,000 shares of common stock, $0.01 par value per share.
During the three months ended June 30, 2021, the Company issued 637,127 shares for $9,410,371 in connection with the reinvestment of dividends. The following table summarizes capital activity during the three months ended June 30, 2021:
	Common Stock		Additional Paid-in Capital	Distributable (Losses) Earnings	Total Net Assets
	Shares	Amount
Balance, beginning of period	32,053,327	$320,533	$476,351,521	$(3,194,630)	$473,477,424
Issuance of common stock	—	—	—	—	—
Reinvestment of dividends	637,127	6,371	9,404,000	—	9,410,371
Offering costs	—	—	(310)	—	(310)
Net investment income	—	—	—	11,340,477	11,340,477
Net realized gain (loss) on investments	—	—	—	(4,595,853)	(4,595,853)
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	(33,281)	(33,281)
Dividends declared	—	—	—	(11,859,731)	(11,859,731)
Tax reconciliation of stockholders’
equity in accordance with U.S. GAAP	—	—	—	—	—
Balance, end of period	32,690,454	$326,904	$485,755,211	$(8,343,018)	$477,739,097
During the six months ended June 30, 2021, the Company issued 1,255,942 shares for $18,593,591 in connection with the reinvestment of dividends. The following table summarizes capital activity during the six months ended June 30, 2021:
	Common Stock		Additional Paid-in Capital	Distributable (Losses) Earnings	Total Net Assets
	Shares	Amount
Balance, beginning of period	31,414,051	$314,140	$466,872,304	$(942,759)	$466,243,685
Issuance of common stock	20,461	205	306,706	—	306,911
Reinvestment of dividends	1,255,942	12,559	18,581,032	—	18,593,591
Offering costs	—	—	(4,831)	—	(4,831)
Net investment income	—	—	—	22,822,211	22,822,211
Net realized gain (loss) on investments	—	—	—	(4,795,077)	(4,795,077)
Net change in unrealized appreciation

	Common Stock		Additional Paid-in Capital	Distributable (Losses) Earnings	Total Net Assets
	Shares	Amount
(depreciation) on investments	—	—	—	(1,944,463)	(1,944,463)
Dividends declared	—	—	—	(23,482,930)	(23,482,930)
Tax reconciliation of stockholders’
equity in accordance with U.S. GAAP	—	—	—	—	—
Balance, end of period	32,690,454	$326,904	$485,755,211	$(8,343,018)	$477,739,097

During the three months ended June 30, 2020, the Company issued 529,020 shares for $7,538,541 in connection with the reinvestment of dividends. The following table summarizes capital activity during the three months ended June 30, 2020:
	Common Stock		Additional Paid-in Capital	Distributable (Losses) Earnings	Total Net Assets
	Shares	Amount
Balance, beginning of period	26,407,367	$264,074	$393,019,555	$(16,891,987)	$376,391,642
Issuance of common stock	—	—	—	—	—
Reinvestment of dividends	529,020	5,290	7,533,251	—	7,538,541
Offering costs	—	—	(7,836)	—	(7,836)
Net investment income	—	—	—	7,873,841	7,873,841
Net realized gain (loss) on investments	—	—	—	203,854	203,854
Net change in unrealized appreciation
(depreciation) on investments	—	—	—	5,496,594	5,496,594
Dividends declared	—	—	—	(9,242,578)	(9,242,578)
Tax reconciliation of stockholders’
equity in accordance with U.S. GAAP	—	—	—	—	—
Balance, end of period	26,936,387	$269,364	$400,544,970	$(12,560,276)	$388,254,058
During the six months ended June 30, 2020, the Company issued 1,104,152 shares for $15,923,964 in connection with the reinvestment of dividends. The following table summarizes capital activity during the six months ended June 30, 2020:
	Common Stock		Additional Paid-in Capital	Distributable (Losses) Earnings	Total Net Assets
	Shares	Amount
Balance, beginning of period	25,811,214	$258,112	$384,369,854	$(8,314,745)	$376,313,221
Issuance of common stock	21,021	210	315,098	—	315,308
Reinvestment of dividends	1,104,152	11,042	15,912,922	—	15,923,964
Offering costs	—	—	(52,904)	—	(52,904)
Net investment income	—	—	—	17,517,428	17,517,428
Net realized gain (loss) on investments	—	—	—	(6,513,408)	(6,513,408)
Net change in unrealized appreciation

	Common Stock		Additional Paid-in Capital	Distributable (Losses) Earnings	Total Net Assets
	Shares	Amount
(depreciation) on investments	—	—	—	4,317,513	4,317,513
Dividends declared	—	—	—	(19,567,064)	(19,567,064)
Tax reconciliation of stockholders’
equity in accordance with U.S. GAAP	—	—	—	—	—
Balance, end of period	26,936,387	$269,364	$400,544,970	$(12,560,276)	$388,254,058

The shares of common stock issued, the price per share and the proceeds raised, from inception through June 30, 2021, are detailed in the following table:
Issuance Date	Shares Issued	Price Per Share	Gross Proceeds
October 8, 2015	1,667	$15.00	$25,000
December 22, 2016	333,333	15.00	5,000,000
April 19, 2017	1,000,000	15.00	15,000,000
June 26, 2017	1,666,667	15.00	25,000,000
September 12, 2017	2,666,667	15.00	40,000,000
December 22, 2017	3,000,000	15.00	45,000,000
May 31, 2018(1)	70,563	14.82	1,045,570
August 31, 2018(1)	117,582	14.92	1,754,244
September 27, 2018	1,997,337	15.02	30,000,000
November 15, 2018(1)	202,779	15.07	3,055,498
January 14, 2019	4,344,964	15.19	66,000,000
March 26, 2019(1)	326,431	15.14	4,942,168
May 21, 2019(1)	374,783	15.13	5,670,467
May 24, 2019	3,232,189	15.16	49,000,000
July 16, 2019(1)	464,986	15.13	7,035,236
August 26, 2019(1)	480,121	14.76	7,088,143
October 15, 2019	1,666,667	15.00	25,000,000
November 12, 2019(1)	43,979	14.76	649,123
December 20, 2019	3,333,333	15.00	50,000,000
December 23, 2019(1)	487,166	14.52	7,073,650
March 20, 2020(1)	575,132	14.58	8,385,423
March 31, 2020	21,021	15.00	315,308
May 21, 2020(1)	529,020	14.25	7,538,541
August 6, 2020(1)	550,639	14.41	7,934,712
October 15, 2020	3,333,333	15.00	50,000,000
November 12, 2020(1)	593,692	14.46	8,584,772
March 19, 2021(1)	618,815	14.84	9,183,220
March 24, 2021	20,461	15.00	306,911
May 13, 2021(1)	637,127	14.77	9,410,371
Total	32,690,454		$489,998,357

(1)
Shares were issued as part of the dividend reinvestment plan.

In connection with the Initial Private Offering, the Company issued 18,241,157 shares of its common stock to stockholders for a total purchase price of $275,000,000. Between June 14, 2019 and June 30, 2021, the Company accepted $181,473,500 in capital commitments under its Second Private Offering. As of June 30, 2021 and December 31, 2020, respectively, the Company issued 8,352,251 and 8,352,251 shares of its common stock for aggregate proceeds of $125,283,766 and $125,283,766 under the Second Private Offering. As of June 30, 2021, the Company has issued 22,564 shares as an additional direct investment by Runway Growth Holdings LLC, an affiliate of RGC, at $15.00 per share for total proceeds of $338,453.
Capital commitments may be drawn down from investors by the Company on a pro rata basis, as needed, upon not less than ten (10) days’ prior written notice for the purposes of funding the Company’s investments (including follow-on investments), paying the Company’s expenses, including fees under the second amended and restated investment advisory agreement, by and between the Company and RGC (the “Advisory Agreement”), and/or maintaining a reserve account for the payment of future expenses or liabilities.
Note 7 — Related Party Agreements and Transactions
Amended and Restated Advisory Agreement
On November 29, 2016, the Company’s Board of Directors approved an investment advisory agreement between RGC and the Company, under which RGC, subject to the overall supervision of the Board of Directors, manages the day-to-day operations of and provides investment advisory services to the Company (together with a subsequent amendment thereto, the “Prior Agreement”). On April 7, 2021, the Board of Directors approved the Advisory Agreement at a virtual meeting and recommended that the Company’s stockholders approve the Advisory Agreement. In reliance upon certain exemptive relief granted by the SEC in connection with the global COVID-19 pandemic, the Board of Directors undertook to ratify the Advisory Agreement at its next in-person meeting which was held in July 2021. The Advisory Agreement amended the Prior Advisory Agreement to include certain revisions to the management and incentive fee calculation mechanisms and clarify language relating to liquidity events. The Advisory Agreement became effective on May 27, 2021 upon approval by the stockholders at a special meeting of stockholders of the Company. Under the terms of the Advisory Agreement, RGC:
•
determines the composition of the Company’s portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

•
identifies, evaluates and negotiates the structure of the investments the Company makes;

•
executes, closes and monitors the investments the Company makes;

•
determines the securities and other assets that the Company will purchase, retain or sell;

•
performs due diligence on prospective investments; and

•
provides the Company with other such investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

Pursuant to the Advisory Agreement, the Company pays RGC a fee for its investment advisory and management services consisting of two components — a base management fee and an incentive fee. The cost of both the base management fee and incentive fee are ultimately borne by the Company’s stockholders.
Base Management Fee
The base management fee is payable on the first day of each calendar quarter.
For purposes of the Advisory Agreement, a “Spin-Off transaction” includes either a transaction whereby (a) the Company offers its stockholders the option to elect to either (i) retain their ownership of shares of the Company’s common stock, or (ii) exchange their shares of the Company’s common stock for shares of common stock in a newly formed entity (the “Public Fund”) that will elect to be regulated as a BDC under the 1940 Act and treated as a RIC under Subchapter M of the Code (the “Public Fund Spin Off”); or (b) the

Company completes a listing of the Company’s securities on any securities exchange (an “Exchange Listing”). The base management fee will be an amount equal to 0.40% (1.60% annualized) of the Company’s average daily Gross Assets (defined below) during the most recently completed calendar quarter for so long as the aggregate amount of Gross Assets of the Company as of the end of the most recently completed calendar quarter is equal or greater than $500,000,000 but less than $1,000,000. For purposes of the Advisory Agreement, “Gross Assets” is defined as the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage, as well as any paid-in-kind interest, as of the end of the most recently completed fiscal quarter. If the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is less than $500,000,000the base management fee will be an amount equal to 0.4375% (1.75% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter. If the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $1,000,000,000, the base management fee will be an amount equal to 0.375% (1.50% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter.
RGC earned base management fees of $2,276,341 and $4,345,550 for the three and six months ended June 30, 2021, respectively, and $1,758,729 and $3,295,677 for the three and six months ended June 30, 2020, respectively.
Incentive Fee
The incentive fee, which provides RGC with a share of the income that RGC generates for the Company, consists of an investment-income component and a capital-gains component, which are largely independent of each other, with the result that one component may be payable even if the other is not.
Under the investment-income component (the “Income Incentive Fee”), the Company pays RGC each quarter an incentive fee with respect to the Company’s Pre-Incentive Fee net investment income. The Income Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income will be based on the Pre-Incentive Fee net investment income earned for the quarter. For this purpose, “Pre-Incentive Fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that the Company receives from portfolio companies) that the Company accrues during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the amended and restated administration agreement with the Administrator (the “Administration Agreement”), and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income the Company has not yet received in cash; provided, however, that the portion of the Income Incentive Fee attributable to deferred interest features will be paid, only if and to the extent received in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income will not reduce the amounts payable for any quarter pursuant to the calculation of the Income Incentive Fee described above. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). The Company pays RGC an Income Incentive Fee with respect to the Company’s Pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee net investment income does not exceed the hurdle rate of 2.0%; (2) 80% of the Company’s Pre-Incentive Fee net investment income with respect to that portion of such Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of the Company’s Pre-Incentive Fee net investment income that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide RGC with 20.0% of the Company’s

Pre-Incentive Fee net investment income as if a hurdle did not apply if the Company’s Pre-Incentive Fee net investment income exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of the Company’s Pre-Incentive Fee net investment income, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to RGC (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee net investment income thereafter is allocated to RGC).
Until the consummation of a Spin-Off transaction, in the event that (a) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC exceeds 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of the quarter and (b) the Pre-Incentive Fee net investment income adjusted to include any realized capital gains and losses (“Adjusted Pre-Incentive Fee net investment income”), expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the end of the quarter is less than 10.0%, no Income Incentive Fee will be payable for such quarter until the first subsequent quarter in which either (x) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC is equal to or less than 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of such subsequent quarter or (y) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the of the end of the quarter equals or exceeds 10.0%; provided, however, that in no event will any Income Incentive Fee be payable for any prior quarter after the three-year anniversary of the end of such quarter.
Under the capital-gains component of the incentive fee (the “Capital Gains Fee”), the Company will pay RGC, as of the end of each calendar year, 20.0% of the Company’s aggregate cumulative realized capital gains, if any, from the date of the Company’s election to be regulated as a BDC through the end of that calendar year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” will not include any unrealized appreciation. If such amount is negative, then no Capital Gains Fee will be payable for such year.
RGC earned incentive fees of $2,836,303 and $3,812,007, respectively, for the three and six months ended June 30, 2021; $2,229,639 and $2,968,870, respectively, of the incentive fees for the three and six months ended June 30, 2021 were earned, payable in cash, and $606,664 and $843,137, respectively, of the incentive fees for the three and six months ended June 30, 2021 were accrued and generated from deferred interest (i.e., PIK interest and certain discount accretion) and are not payable pending receipt of cash by the Company. RGC earned incentive fees for the three and six months ended June 30, 2020 of $905,858 and $3,220,976, respectively; $686,221 and $2,532,754, respectively, of the incentive fees for the three and six months ended June 30, 2020 were earned, payable in cash, and $219,637 and $688,222, respectively, of the incentive fees for the three and six months ended June 30, 2020 were accrued and deferred (i.e., PIK interest and certain discount accretion) and are not payable pending receipt of cash by the Company.
The capital gains incentive fee consists of fees related to realized gains, realized capital losses and unrealized capital depreciation. With respect to the incentive fee expense accrual related to the capital gains incentive fee, U.S. GAAP requires that the capital gains invective fee accrual consider the cumulative aggregate unrealized appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized appreciation were realized even though such unrealized appreciation is not permitted to be considered in calculating the fee actually payable under the Advisory Agreement. As of each of June 30, 2021 and December 31, 2020, there was no capital gains incentive fee accrued, earned or payable to RGC under the Advisory Agreement.
Spin-Off Incentive Fee
The Income Incentive Fee will be payable in connection with a Public Fund Spin-Off as follows. The Income Incentive Fee will be calculated as of the date of the completion of each Public Fund Spin-Off and will equal the amount of Income Incentive Fee that would be payable to RGC if (1) all of the Company’s investments were liquidated for their current value and any unamortized deferred portfolio investment-related fees would be deemed accelerated, (2) the proceeds from such liquidation were used to pay all of the Company’s outstanding liabilities, and (3) the remainder were distributed to the Company’s stockholders and paid as incentive fee in accordance with the Income Incentive Fee described in clauses (1) and (2) above for determining the amount of the Income Incentive Fee; provided, however, that in no event will the Income Incentive Fee paid in connection with the completion of the Public Fund Spin-Off(x) include the portion of the Income Incentive Fee attributable to deferred interest features of a particular investment that is not transferred pursuant to the Public Fund Spin-Off until such time as the deferred interest is received in cash, or (y) exceed 20.0% of the Company’s Pre-Incentive Fee net investment income accrued by the Company for the fiscal quarter as of the date of the completion of the Public-Fund Spin-Off. The Company will make the payment of the Income Incentive Fee paid in connection with the completion of the Public Fund Spin-Off in cash on or immediately following the date of the completion of the Public-Fund Spin-Off. After the Public Fund Spin-Off, all calculations relating to the incentive fee payable will be made beginning on the day immediately following the completion of the Public Fund Spin-Off without taking into account the exchanged shares of the Company’s common stock (or contributions, distributions or proceeds relating thereto).
The Capital Gains Fee will be payable in respect of the exchanged shares of the Company’s common stock in connection with the Public Fund Spin-Off and will be calculated as of the date of the completion of the Public Fund Spin-Off as if such date were a calendar year-end for purposes of calculating and paying the Capital Gains Fee.
No Income Incentive Fee or Capital Gains Fee will be payable in connection with the Public Fund Spin-Off unless, on the date of the completion of the Public Fund Spin-Off, the sum of the Company’s (i) Pre-Incentive Fee net investment income and (ii) realized capital gains less realized capital losses and unrealized capital depreciation from the date of the Company’s election to be regulated as a BDC through, and including, the date of the completion of the Public Fund Spin-Off, is greater than 8.0% of the cumulative net investments made by the Company since the Company’s election to be regulated as a BDC.
Administration Agreement
The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including furnishing the Company with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities, as well as providing other administrative services. In addition, the Company reimburses the Administrator for the fees and expenses associated with performing compliance functions, and the Company’s allocable portion of the compensation of certain of its officers, including the Company’s Chief Financial Officer, Chief Compliance Officer and any administrative support staff.
The Company reimbursed the Administrator $163,842 and $479,382, respectively, during the three and six months ended June 30, 2021. As of June 30, 2021, the Company had accrued a net payable to the Administrator of $116,544. Of the total amount reimbursed and accrued during the three and six months ended June 30, 2021, $151,524 and $437,439, respectively, was related to overhead allocation expense. The Company reimbursed the Administrator $144,206 and $306,329, respectively, during the three and six months ended June 30, 2020. As of June 30, 2020, the Company accrued a net payable to the Administrator of $84,432. Of the total amount reimbursed and accrued during the three and six months ended June 30, 2020, $141,901 and $274,694, respectively, was related to overhead allocation expense. As of December 31, 2020, the Company had accrued a net payable to the Administrator of $143,515. Administration fees, which include fees payable by the Administrator to third-party service providers who provide additional administration services for the Company, were $92,760 and $240,860 for the three and six months ended June 30, 2021, respectively. Administration fees, which include fees payable by the Administrator to third-party service providers who provide additional administration services for the Company, were $121,369 and $245,680 for the three and six months ended June 30, 2020, respectively.
License Agreement
The Company has entered into a license agreement with RGC (the “License Agreement”) pursuant to which RGC has granted the Company a personal, non-exclusive, royalty-free right and license to use the name “Runway Growth Credit Fund”. Under the License Agreement, the Company has the right to use the “Runway Growth Credit Fund” name for so long as RGC or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Runway Growth Credit Fund” name.
Oaktree Strategic Relationship
In December 2016, the Company and RGC entered into a strategic relationship with Oaktree Capital Management, L.P. (“Oaktree”). As part of the strategic relationship, OCM Growth Holdings, LLC, a Delaware limited liability company (“OCM”) managed by Oaktree, made an initial $125.0 million capital commitment to the Company, which was subsequently increased to $139.0 million (the “Initial OCM Commitment”). On September 14, 2019, in connection with the Second Private Offering, the Company accepted a capital commitment from OCM in the amount of $112.5 million (the “Subsequent OCM Commitment and, together with the Initial OCM Commitment, the “OCM Commitment”). As of June 30, 2021, OCM owns 18,763,829 shares of our common stock or 57% of our total issued and outstanding shares. Pursuant to an irrevocable proxy, the shares of the Company’s common stock held by OCM must be voted in the same manner that our other stockholders vote their shares.
In connection with the OCM Commitment, the Company entered into a stockholder agreement, dated December 15, 2016, with OCM, pursuant to which OCM has a right to nominate a member of the Company’s Board of Directors for election for so long as OCM holds shares of the Company’s common stock in an amount equal to, in the aggregate, at least one-third (33%) of OCM’s initial $125 million capital commitment. Brian Laibow, Co-Head of North America & Managing Director Opportunities Funds, serves on the Company’s Board of Directors as OCM’s director nominee and is considered an interested director. OCM also holds a minority interest in RGC and has the right to appoint a member of RGC’s board of managers and a member of RGC’s investment committee. Brian Laibow is OCM’s appointee to RGC’s board of managers and investment committee. In connection with the Subsequent OCM Commitment, OCM also purchased additional equity in RGC.
Note 8 — Fair Value Measurements
The Company’s assets and liabilities recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC Topic 820. See Note 2 for discussion of the Company’s valuation policies.
The following tables present information about the Company’s assets and liabilities measured at fair value as of June 30, 2021 and December 31, 2020, respectively:
	As of June 30, 2021
	Level 1	Level 2	Level 3	Total
Portfolio Investments
Common Stock	$737,971	$14,324,110	$—	$15,062,081
Senior Secured Term Loans	—	—	530,911,757	530,911,757
Preferred Stock	15,770,278	—	1,478,566	17,248,844
Warrants	—	27,365	24,367,115	24,394,480
Total Portfolio Investments	16,508,249	14,351,475	556,757,438	587,617,162
U.S. Treasury Bill	29,999,881	—	—	29,999,881
Total Investments	$46,508,130	$14,351,475	$556,757,438	$617,617,043
	As of December 31, 2020
	Level 1	Level 2	Level 3	Total
Portfolio Investments
Common Stock	$—	$521,940	$—	$521,940
Corporate Bonds	—	333,453	—	333,453
Senior Secured Term Loans	—	—	501,964,657	501,964,657
Preferred Stock	13,230,000	1,429,600	1,336,268	15,995,868

	As of December 31, 2020
	Level 1	Level 2	Level 3	Total
Warrants	—	—	33,008,672	33,008,672
Total Portfolio Investments	13,230,000	2,284,993	536,309,597	551,824,590
U.S. Treasury Bill	70,002,060	—	—	70,002,060
Total Investments	$83,232,060	$2,284,993	$536,309,597	$621,826,650

The Company recognizes transfers into and out of the levels indicated above at the end of each reporting period. During the period ended June 30, 2021, the Company had a warrant investment converted to a common stock investment, resulting in an asset transfer out of Level 3 and into Level 2 at the fair value of $9,492,345. There were no transfers into or out of the levels during the year ended December 31, 2020.
The following table presents a rollforward of Level 3 assets measured at fair value as of June 30, 2021:
	Preferred Stock	Senior Secured Term Loans	Warrants	Total
Fair value at December 31, 2020	$1,336,268	$501,964,657	$33,008,672	$536,309,597
Amortization of fixed income premiums or accretion of discounts	—	3,661,864	—	3,661,864
Purchases of investments(1)	2,000,000	132,838,824	728,728	135,567,552
Sales or repayments of investments(1)	—	(96,452,874)	—	(96,452,874)
Transfers out of Level 3	—	—	(9,492,345)	(9,492,345)
Realized (loss)	—	—	(490,408)	(490,408)
Change in unrealized appreciation (depreciation)	(1,857,702)	(11,100,714)	612,468	(12,345,948)
Fair value at June 30, 2021	$1,478,566	$530,911,757	$24,367,115	$556,757,438
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of June 30, 2021	$142,297	$(9,896,411)	$(8,569,068)	$(18,323,182)

(1)
Includes PIK interest, net of reorganization and restructuring of investments.

The following table presents a rollforward of Level 3 assets measured at fair value as of June 30, 2020:
	Preferred Stock	Senior Secured Term Loans	Warrants	Total
Fair value at December 31, 2019	$437,515	$349,570,424	$18,008,337	$368,016,276
Amortization of fixed income premiums or accretion of discounts	—	4,331,997	—	4,331,997
Purchases of investments(1)	18,687,450	77,680,287	2,011,400	98,379,137
Sales or repayments of investments(1)	—	(57,316,891)	(2,749,949)	(60,066,840)
Realized gain (loss)	—	(7,883,584)	1,179,751	(6,703,833)
Change in unrealized appreciation (depreciation)	(1,233,471)	2,652,095	1,815,431	3,234,055
Fair value at June 30, 2020	$17,891,494	$369,034,328	$20,264,970	$407,190,792
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of June 30, 2020	$13,979	$3,431,640	$(1,855,184)	$1,590,435

(1)
Includes PIK interest, net of reorganization and restructuring of investments.

The following table provides quantitative information regarding Level 3 fair value measurements as of June 30, 2021:
Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Preferred Stock	$1,478,566	Recent private market and merger and acquisition transaction prices	N/A	N/A
Senior Secured Term Loans(1)	506,199,844	Discounted cash flow analysis	Discount rate	8.6%-100.0% (14.1%)
		Market approach	Origination yield	6.8%-100.1% (13.2%)
	24,711,913	PWERM	Discount rate	27.1%-46.3% (37.8%)
Warrants(2)	17,465,202	Option pricing model	Risk-free interest rate	0.0%-1.0% (0.1%)
			Average industry volatility	0.0%-75.0% (50.3%)
			Estimated time to exit	0.0-5.0 (1.4) years
			Revenue multiples	0.00x-9.78x (3.59x)
	6,901,913	PWERM	Discount rate	30.0%-46.0% (37.0%)
			Revenue multiples	3.57x-36.51x (7.33x)
Total Level 3 Investments	$556,757,438
The following table provides quantitative information regarding Level 3 fair value measurements as of December 31, 2020:
Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Preferred Stock	$1,336,268	Recent private market and merger and acquisition transaction prices	N/A	N/A
Senior Secured Term Loans(1)	471,256,844	Discounted Cash Flow analysis	Discount Rate	8.0%-100.0% (14.8%)
		Market approach	Origination yield	11.4%-100.1% (14.3%)
	30,707,813	PWERM	Discount Rate	19.5%-23.8% (20.2%)
Warrants(2)	16,803,367	Option pricing model	Risk-free interest rate	0.1%-0.8% (0.1%)
			Average industry volatility	35.0%-72.2% (56.0%)

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
			Estimated time to exit	0.3-9.2 (1.5) years
			Revenue Multiples	0.00x-5.85x (1.92x)
	16,205,305	PWERM	Discount Rate	21.0%-40.0% (27.9%)
			Revenue Multiples	0.00x-51.69x (5.62x)
Total Level 3 Investments	$536,309,597

(1)
The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are origination yields and discount rates. The origination yield is defined as the initial market price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The discount rate is related to company-specific characteristics such as underlying investment performance, projected cash flows, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. However, a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in the unobservable inputs.

(2)
The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are inputs used in the option pricing model (“OPM”), which include industry volatility, risk free interest rate and estimated time to exit. The Equity Allocation model and the Black Scholes model were the main OPMs used during the period ended June 30, 2021 and the year ended December 31, 2020. Probability Weighted Expected Return Models (“PWERM”) and other techniques were used as determined appropriate. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. However, a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in the unobservable inputs. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

Note 9 — Derivative Financial Instruments
In the normal course of business, the Company may utilize derivative contracts in connection with its investment activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The derivative activities and exposure to derivative contracts primarily involve equity price risks. In addition to the primary underlying risk, additional counterparty risk exists due to the potential inability of counterparties to meet the terms of their contracts.
Warrants
Warrants provide exposure and potential gains upon equity appreciation of the portfolio company’s equity value. A warrant has a limited life and expires on a certain date. As a warrant’s expiration date approaches, the time value of the warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an “in the money” warrant will decline. Further, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, there is the potential for the entire value of an investment in a warrant to be lost. The Company’s volume of warrant investment activity is closely correlated to its primary senior secured loans to portfolio companies. For the three and six months ended June 30, 2021, the Company had a net realized loss of $273,798 and $490,408, respectively, and a net change in unrealized appreciation of $2,875,080 and $612,468, respectively, from its investments in warrants. For the three and six months ended June 30, 2020, the Company had net realized gains of $0 and $1,179,751, respectively, and a net change in unrealized appreciation of $3,445,598 and $1,815,431, respectively, from its investments in warrants. Realized loss from warrants is included in Realized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills on the Statement of Operations. Net change in unrealized appreciaiont/depreciation from investments in warrants is included in Net Change in unrealized appreciation (depreciation) on non-control/non-affiliate investments, including U.S. Treasury Bills.
Counterparty risk exists from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk is the fair value of the contracts and the purchase price of the warrants. The Company’s Board of Directors considers the effects of counterparty risk when determining the fair value of its investments in warrants.
Note 10 — Credit Facilities
On May 31, 2019, the Company entered into a Credit Agreement (the “Credit Agreement”) by and among the Company, as borrower, KeyBank National Association, as administrative agent, syndication agent, and a lender, CIBC Bank USA (“CIBC”), as documentation agent and a lender, U.S. Bank National Association, as paying agent, the guarantors from time to time party thereto, and the other lenders from time to time party thereto.
The Credit Agreement provides for borrowings up to a maximum aggregate principal amount of $100 million, subject to availability under a borrowing base that is determined by the number and value of eligible loan investments in the collateral, applicable advance rates and concentration limits, and certain cash and cash equivalent holdings of the Company. The Credit Agreement has an accordion feature that allows the Company to increase the aggregate commitments up to $200 million, subject to new or existing lenders agreeing to participate in the increase and other customary conditions. There can be no assurances that existing lenders will agree to such an increase, or that additional lenders will join the credit facility to increase available borrowings.
Borrowings under the Credit Agreement bear interest on a per annum basis equal to a three-month adjusted LIBOR rate (with a LIBOR floor of zero), plus an applicable margin rate that varies from 3.00% to 2.50% per annum depending on utilization and other factors. During the availability period, the applicable margin rate (i) is 3.00% per annum for interest periods during which the average utilization is less than 60% and (ii) varies from 3.00% to 2.50% per annum when the average utilization equals or exceeds 60% (with 3.00% applying when the eligible loans in the collateral consist of 9 or fewer unaffiliated obligors, 2.75% applying when the eligible loans consist of between 10 and 29 unaffiliated obligors, and 2.50% applying when the eligible loans consist of 30 or more unaffiliated obligors). During the amortization period, the applicable margin rate will be 3.00%. If certain eurodollar disruption events occur, then borrowings under the Credit Agreement will bear interest on a per annum basis equal to (i) a base rate instead of LIBOR that is set at the higher of (x) the federal funds rate plus 0.50% and (y) the prime rate, plus (ii) the applicable margin rate discussed above. Interest is payable quarterly in arrears. The Company also pays unused commitment fees of 0.50% per annum on the unused lender commitments under the Credit Agreement, as well as a minimum earnings fee of 3.00% that will be payable annually in arrears, starting on May 31, 2021, on the average unused commitments below 60% of the aggregate commitments during the preceding 12-month period.
The availability period under the Credit Agreement expires on May 31, 2022 and is followed by a two-year amortization period. The stated maturity date under the Credit Agreement is May 31, 2024.
On November 10, 2020, Company entered into an amendment (the “November Credit Facility Amendment”) to the Credit Agreement. The November Credit Facility Amendment amended the Credit Agreement to, among other things: (i) increase the size of the aggregate commitments under the Credit Facility to $175 million from $100 million; (ii) add MUFG Union Bank, N.A. as a new lender and co-documentation agent under the Credit Agreement; (iii) revise the interest rate margin to be 3.00% for the remaining term of the Credit Facility regardless of the Credit Facility average utilization or the number of unaffiliated obligors on loans in the collateral; (iv) permit the Company to obtain a future subscription line of credit of up to $50 million; (v) revise the LIBOR replacement provisions; (vi) implement a 0.50% LIBOR floor and benchmark replacement rate floor on borrowings under the Credit Agreement; and (vii) revise certain of the borrowing base concentration limits.
On December 2, 2020, the Company entered into an amendment (the “December Credit Facility Amendment”) to the Credit Agreement. The December Credit Facility Amendment amended the Credit

Agreement to: (i) increase the size of the aggregate commitments under the Credit Facility to $215 million from $175 million; (ii) increase the accordion amount under the Credit Facility from a $200 million maximum aggregate commitment amount to a $300 million maximum aggregate commitment amount; and (iii) add Bank of Hope and First Foundation Bank as new Lenders and Managing Agents under the Credit Agreement. Borrowing under the Credit Facility remains subject to the leverage restrictions contained in the 1940 Act.
On June 1, 2021, the Company entered into an amendment (the “June Credit Facility Amendment”) to the Credit Agreement. The June Credit Facility Amendment amended the Credit Agreement to: (i) allow the Company to incur permitted indebtedness without the prior written consent of the Keybank National Association, as administrative agent, subject to the limitations described in the Credit Agreement; (ii) increase the accordion amount under the Credit Agreement from a $300 million maximum aggregate commitment amount to a $350 million maximum aggregate commitment amount; and (iii) amend certain other terms of the Credit Agreement.
The Credit Agreement is secured by a perfected first priority security interest in substantially all of the Company’s assets and portfolio investments.
The Credit Agreement contains certain customary covenants and events of default for secured revolving credit facilities of this nature, including, without limitation, maintenance of a tangible net worth as of the last day of each fiscal quarter in excess of the greater of (i) $125 million plus 75% of the net proceeds of sales of equity interests in the Company and (ii) the loan balance of the Company’s four largest obligors; maintenance of an asset coverage ratio as of the last day of each fiscal quarter that equals or exceeds the greater of 150% and the ratio otherwise applicable to the Company under the 1940 Act; maintenance of an interest coverage ratio as of the last day of each fiscal quarter of 2.00 to 1.00; maintenance of a minimum liquidity amount as of the last day of each fiscal quarter; net income not being negative for two consecutive fiscal quarters or any trailing 12-month period; a limitation on incurring additional indebtedness without the prior written consent of the administrative agent (subject to limited exceptions); certain change-of-control events occur at the Company or the Company’s investment adviser; the departure of certain key persons from the Company or the Company’s investment adviser; RGC ceases to be the Company’s investment adviser; maintenance of business-development-company status and regulated-investment-company status; nonpayment; misrepresentation of representations and warranties; breach of covenant; and certain bankruptcy and liquidation events.
For the three and six months ended June 30, 2021, the weighted average outstanding debt balance was $86,010,989 and $84,359,116, respectively, and the weighted average effective interest rate under the Credit Agreement and Credit Facilities was 3.5% and 3.5%, respectively. For the three and six months ended June 30, 2020, the weighted average outstanding debt balance was $274,725 and $3,906,593, respectively, and the weighted average effective interest rate under the Credit Agreement and Credit Facilities was 3.98% and 4.88%, respectively.
As of June 30, 2021, the Company had $117,000,000 outstanding under the Credit Agreement with maturity as follows:
Loan Facility	Date of Advance	Due Date	Amount	Rate
KeyBank National Association Loan Facility	6/30/2020	5/31/2022	$117,000,000	3.50%
			$117,000,000
As of December 31, 2020, the Company had $99,000,000 outstanding under the Credit Agreement with maturity as follows:

Loan Facility	Date of Advance	Due Date	Amount	Rate
KeyBank National Association Loan Facility	6/30/2020	5/31/2022	$99,000,000	3.22%
			$99,000,000
Note 11 — Financial Highlights
	Three Months Ended June 30, 2021 (Unaudited)	Three Months Ended June 30, 2020 (Unaudited)	Six Months Ended June 30, 2021 (Unaudited)	Six Months Ended June 30, 2020 (Unaudited)
Per Share Data(1):
Net asset value at beginning of period	$14.77	$14.25	$14.84	$14.58
Net investment income(3)	0.35	0.30	0.71	0.67
Realized gain (loss)	(0.14)	0.01	(0.15)	(0.25)
Change in unrealized appreciation (depreciation)	—	0.21	(0.06)	0.16
Dividends	(0.37)	(0.35)	(0.73)	(0.74)
Accretion (Dilution)(4)	—	(0.01)	—	(0.01)
Net asset value at end of period	$14.61	$14.41	$14.61	$14.41
Total return based on net asset value(2)	(1.08)%	1.12%	(1.55)%	(1.16)%
Weighted-average shares outstanding for period, basic	32,396,396	26,645,717	31,953,287	26,266,501
Ratio/Supplemental Data:
Net assets at end of period	$477,739,097	$388,254,058	$477,739,097	$388,254,058
Average net assets(5)	$481,543,614	$382,569,050	$477,645,007	$382,389,927
Annualized ratio of net operating expenses to average net assets(6)(7)	4.39%	3.40%	4.40%	3.93%
Annualized ratio of net increase (decrease) in net assets resulting from operations to average net assets(7)	7.36%	14.94%	7.60%	8.88%

(1)
Financial highlights are based on weighted-average shares outstanding.

(2)
Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the period. The total returns are not annualized.

(3)
Return from investment operations was 2.37% and 2.11% for the three months ended June 30, 2021 and 2020, respectively. Return from investment operations was 4.78% and 4.60% for the six months ended June 30, 2021 and 2020, respectively. Return from investment operations represents returns on net investment income (loss) from operations.

(4)
Return from accretion was 0.00% and (0.07)% for the three months ended June 30, 2021 and 2020, respectively. Return from accretion was 0.00% and (0.06)% for the six months ended June 30, 2021 and 2020, respectively.

(5)
The annualized ratio of net investment income to average net assets was 11.22% and 8.97% for the three months ended June 30, 2021 and 2020, respectively. The annualized ratio of net investment income to average net assets was 10.45% and 10.03% for the six months ended June 30, 2021 and 2020, respectively.

(6)
The annualized ratio of net operating expenses excluding incentive fees, to average net assets was 3.81%

and 3.17% for the three months ended June 30, 2021 and 2020, respectively. The annualized ratio of net operating expenses excluding incentive fees, to average net assets was 3.60% and 3.09% for the six months ended June 30, 2021 and 2020, respectively
(7)
Incentive fees are not annualized.

Note 12 — Subsequent Events
The Company evaluated events subsequent to June 30, 2021 through August 5, 2021.
Effective July 1, 2021, the Company placed three loans to Pivot3 Holdings, Inc. on non-accrual status, representing an aggregate principal funded of $26,201,092 at a fair market value of $13,797,915 and comprises 2.89% of the investment portfolio as of June 30, 2021. On July 20, 2021, the Company also received cash proceeds of $5,000,000 from the sale of a portion of assets held by Pivot3 Holdings, Inc.
On July 1, 2021, Aria Systems, Inc. prepaid its outstanding principal balance of $28,500,000. In addition, the Company received cash proceeds of $1,658,136 in conjunction with ETP, prepayment fees, and interest for total proceeds of $30,158,136.
On July 19, 2021, the Company declared a dividend of $0.34 per share payable on August 12, 2021 to shareholders of record as of July 20, 2021. The Company set June 30, 2021 as the valuation date for shares issued in connection with the dividend pursuant to the Company’s dividend reinvestment plan.
On August 4, 2021, the Company entered into an amendment (the “August Amendment”) to the Credit Agreement to clarify the fee payment schedule and to amend certain other terms of the Credit Agreement.

RUNWAY GROWTH CREDIT FUND INC.
Statements of Assets and Liabilities
	December 31, 2020	December 31, 2019
Assets
Investments at fair value:
Non-control/non-affiliate investments at fair value (cost of $532,676,057 and $377,018,900, respectively)	$541,978,736	$368,016,276
Control/affiliate investments at fair value (cost of $13,911,494 and $0, respectively)	9,845,854	—
Investment in U.S. Treasury Bills at fair value (cost of $70,001,472 and $99,982,765, respectively)	70,002,060	99,965,423
Total investments at fair value (cost of $616,589,023 and $477,001,665, respectively)	621,826,650	467,981,699
Cash and cash equivalents	14,886,246	45,799,672
Accrued interest receivable	2,682,405	1,941,502
Other accounts receivable	359,000	403,566
Prepaid expenses	137,096	165,901
Total assets	639,891,397	516,292,340
Liabilities
Debt:
Credit facilities	99,000,000	61,000,000
Deferred credit facility fees (net of accumulated amortization of $383,873 and $129,290, respectively)	(1,583,230)	(978,907)
Total debt, less unamortized deferred financing costs	97,416,770	60,021,093
Reverse repurchase agreement	69,650,000	74,593,802
Accrued incentive fees	5,007,065	3,582,987
Due to affiliate	143,515	81,537
Interest payable	468,014	500,056
Accrued expenses and other liabilities	962,348	1,199,644
Total liabilities	173,647,712	139,979,119
Commitments and contingencies (Note 3)
Net assets
Common stock, $0.01 par value; 100,000,000 shares authorized; 31,414,051 and 25,811,214 shares issued and outstanding, respectively	314,140	258,112
Additional paid-in capital	466,872,304	384,369,854
Distributable (losses) earnings	(942,759)	(8,314,745)
Total net assets	$466,243,685	$376,313,221
Net asset value per share	$14.84	$14.58
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Statements of Operations
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Investment income
From non-control/non-affiliate:
Interest income	$51,591,420	$53,015,168	$19,446,270
Payment in-kind interest income	3,690,049	1,329,413	49,859
Other income	939,623	557,796	900,377
Interest income from U.S. Treasury Bills	17,223	106,374	69,338
Dividend income	1,354,714	—	290,210
Other income from non-investment sources	33,274	130,385	—
Total investment income	57,626,303	55,139,136	20,756,054
Operating expenses
Management fees	6,831,566	5,105,009	4,812,500
Incentive fees	7,260,656	8,349,449	1,411,324
Interest expense	1,064,150	1,186,466	532,732
Professional fees	1,156,550	975,688	700,019
Overhead allocation expense	677,958	855,889	454,337
Administration fee	515,891	490,022	209,761
Facility fees	735,674	478,731	—
Directors’ fees	248,500	222,154	208,000
Consulting fees	58,634	110,328	66,933
Tax expense	1,319	99,549	186,782
Insurance expense	105,192	96,296	96,062
General and administrative expenses	28,557	26,264	101,984
Other expenses	871,939	689,460	269,203
Total operating expenses	19,556,586	18,685,305	9,049,637
Net investment income	38,069,717	36,453,831	11,706,417
Realized and unrealized gain (loss) on investments
Realized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills	(5,347,409)	609,031	59,792
Net change in unrealized appreciation (depreciation) on non-control/non-affiliate investments, including U.S. Treasury Bills	13,970,465	(9,416,462)	(8,693)
Net change in unrealized appreciation on control/affiliate investments	287,127	—	—
Net realized and unrealized gain (loss) on investments	8,910,183	(8,807,431)	51,099
Net increase in net assets resulting from operations	$46,979,900	$27,646,400	$11,757,516
Net increase in net assets resulting from operations per common share	$1.70	$1.48	$1.26
Net investment income per common share	$1.38	$1.95	$1.26
Weighted-average shares outstanding	27,617,425	18,701,021	9,300,960
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Statements of Changes in Net Assets
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net increase in net assets from operations
Net investment income	$38,069,717	$36,453,831	$11,706,417
Realized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills	(5,347,409)	609,031	59,792
Net change in unrealized appreciation (depreciation) on non-control/non-affiliate investments, including U.S. Treasury Bills	13,970,465	(9,416,462)	(8,693)
Net change in unrealized appreciation on control/affiliate investments	287,127	—	—
Net increase in net assets resulting from operations	46,979,900	27,646,400	11,757,516
Distributions to stockholders from:
Dividends paid to stockholders	(39,709,233)	(40,651,334)	(7,283,810)
Total distributions to stockholders	(39,709,233)	(40,651,334)	(7,283,810)
Capital share transactions
Issuance of shares of common stock	50,315,308	190,000,000	30,000,000
Issuance of shares of common stock under dividend reinvestment plan	32,443,448	32,458,787	5,855,312
Offering costs	(98,959)	(510,027)	—
Net increase in net assets resulting from capital share transactions	82,659,797	221,948,760	35,855,312
Total increase in net assets	89,930,464	208,943,826	40,329,018
Net assets at beginning of period	376,313,221	167,369,395	127,040,377
Net assets at end of period	$466,243,685	$376,313,221	$167,369,395
Capital share activity
Shares issued	5,602,837	14,754,619	2,388,261
Shares outstanding at beginning of period	25,811,214	11,056,595	8,668,334
Shares outstanding at end of period	31,414,051	25,811,214	11,056,595
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Statements of Cash Flows
	Year Ended 2020	Year Ended 2019	Year Ended 2018
Cash flows from operating activities
Net increase in net assets resulting from operations	$46,979,900	$27,646,400	$11,757,516
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchases of investments	(272,532,493)	(241,669,802)	(168,111,471)
Purchases of U.S. Treasury Bills	(276,000,012)	(315,836,640)	(270,444,962)
Payment in-kind interest	(3,690,049)	(1,329,413)	—
Sales or repayments of investments	110,559,763	102,938,909	16,752,528
Sales or maturities of U.S. Treasury Bills	279,984,131	295,955,273	262,989,682
Proceeds from U.S. Treasury Bills sold short	25,999,624	—	—
Realized (gain) loss on investments, including U.S. Treasury Bills	5,347,409	(609,031)	(59,792)
Net change in unrealized (appreciation) depreciation on investments, including U.S. Treasury Bills	(14,257,592)	9,416,462	8,693
Amortization of fixed income premiums or accretion of discounts	(9,255,732)	(13,021,775)	(4,621,487)
Amortization of deferred credit facility fees	225,286	236,981	82,648
Changes in operating assets and liabilities:
Accrued interest receivable	(740,903)	(720,008)	(890,568)
Other accounts receivable	44,569	20,231	(16,006)
Prepaid expenses	28,805	(45,837)	(23,615)
Payable for securities purchased	—	(80,699)	(18,915,011)
Deferred revenue	—	(100,000)	100,000
Accrued incentive fees	1,424,078	2,511,421	1,071,566
Due to portfolio company	—	—	(3,000,000)
Due to affiliate	61,978	(35,160)	104,743
Interest payable	(32,042)	336,075	163,981
Accrued expenses and other liabilities	(237,299)	810,976	121,000
Net cash provided by (used in) operating activities	(106,090,579)	(133,575,637)	(172,930,555)
Cash flows from financing activities
Deferred offering costs	—	102,865	(102,865)
Deferred credit facility fees	(829,609)	(1,086,129)	(212,407)
Borrowings under credit facilities	200,500,000	162,250,000	74,500,000
Repayments under credit facilities	(162,500,000)	(160,750,000)	(15,000,000)
Proceeds from reverse repurchase agreements	248,749,477	289,385,422	79,560,129
Repayments of reverse repurchase agreements	(253,693,279)	(294,351,749)	—
Dividends paid to stockholders	(7,265,785)	(8,192,547)	(1,428,498)
Offering costs	(98,959)	(510,027)	—
Net cash received from common stock issued	50,315,308	190,000,000	30,000,000
Net cash provided by (used in) financing activities	75,177,153	176,847,835	167,316,359
Net increase (decrease) in cash	(30,913,426)	43,272,198	(5,614,196)
Cash and cash equivalents at beginning of period	45,799,672	2,527,474	8,141,670
Cash and cash equivalents at end of period	$14,886,246	$45,799,672	$2,527,474
Supplemental and non-cash financing cash flow information:
Taxes paid	$99,549	$183,510	$3,272
Interest paid	1,096,192	850,391	368,751
Non-cash portfolio purchases	23,959,450	—	—
Non-cash dividend reinvestments	32,443,448	32,458,787	5,855,312
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(9)	% of Net Assets
Control/affiliate investments(15)
Senior Secured Term Loans(14)
Mojix, Inc.	Application Software	Tranche I: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 5/15/2021(4)	5/16/2017	$6,519,240	$6,502,036	$4,913,150	1.05%
		Tranche II: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 5/15/2021(4)	8/3/2017	2,173,080	2,170,069	1,637,717	0.35
		Tranche III: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 5/15/2021(4)	7/6/2018	542,721	543,783	409,016	0.09
		Tranche IV: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 5/15/2021(4)	9/5/2018	541,964	542,215	408,445	0.09
		Tranche V: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 5/15/2021(4)	1/28/2019	1,079,293	1,073,081	813,382	0.17
		Tranche VI: LIBOR+12.00% PIK, 12.00% floor, 5% ETP, due 9/30/2020(4)	12/18/2019	1,034,143	1,034,143	779,370	0.17
Total Senior Secured Term Loans					11,865,327	8,961,080	1.92
Preferred Stocks
Mojix, Inc.	Application Software	Series A-1 Preferred Stock(8)	12/14/2020	67,114,092	800,000	884,774	0.19
Warrants(8)
Mojix, Inc.	Application Software	Warrant for Common Stock, exercise price $1.286/share, expires 12/13/2030	12/14/2020	2,349	119,320	—	—
		Warrant for Common Stock, exercise price $2.1286/share, expires 12/13/2030	12/14/2020	5,873	298,325	—	—
		Warrant for Common Stock, exercise price $5.57338/share, expires 12/13/2030	12/14/2020	394,733	828,522	—	—
Total Warrants					1,246,167	—	—
Total Control/affiliate investments					13,911,494	9,845,854	2.11
Non-control / non-affiliate investments
Corporate Bond
TriplePoint Venture Growth BDC Corp.	Specialty Finance	Bonds, 5.75% Interest rate, due 7/15/2022(3)	3/23/2020	13,227	253,095	333,453	0.07
Senior Secured Term Loans(14)
Aria Systems, Inc.	Application Software	Tranche I: LIBOR+9.00%, 11.35% floor, 4.50% ETP, due 12/15/2021	6/29/2018	25,000,000	25,573,394	26,487,949	5.68
		Tranche II: LIBOR+9.00%, 11.35% floor, 4.50% ETP, due 12/15/2021	3/31/2020	2,500,000	2,546,484	2,648,795	0.57
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(9)	% of Net Assets
Brilliant Earth, LLC	Internet Retail	Tranche I: LIBOR+8.25%, 9.25% floor, 4.50% ETP, due 10/15/2023	9/30/2019	$35,000,000	$34,722,601	$34,722,601	7.45%
		Tranche II: LIBOR+8.25%, 9.25% floor, 0.75% ETP, due 10/15/2023	12/17/2020	30,000,000	29,733,181	29,758,229	6.38
Circadence Corporation	Application Software	LIBOR+9.50%, 12.00% floor, 7.50% ETP, due 12/15/2022	12/20/2018	17,400,000	16,348,200	15,598,546	3.35
CloudPassage, Inc.	Data Processing & Outsourced Services	LIBOR+7.50%, 1.00% PIK, 10.00% floor, 2.75% ETP, due 6/13/2023(4)	6/13/2019	7,615,625	7,540,959	7,447,536	1.60
CloudPay Solutions Ltd.	Human Resource & Employment Services	LIBOR+9.50%, 1.25% PIK, 11.25% floor, 3.00% ETP, due 12/15/2023(3),(4),(12)	6/30/2020	25,146,185	24,772,553	24,772,553	5.31
Credit Sesame, Inc.	Specialized Consumer Services	Tranche I: LIBOR+8.35%, 10.25% floor, 2.50% ETP, due 12/15/2023	1/7/2020	35,000,000	34,693,762	34,531,361	7.41
		Tranche II: LIBOR+8.35% , 2.00% PIK on overadvance, 10.25% floor, due 5/15/2023(4)	1/7/2020	9,489,736	9,489,736	9,362,671	2.01
Dtex Systems, Inc.	Application Software	LIBOR+9.15%, 11.50% floor, 5.13% ETP, due 11/15/2021	6/1/2018	5,872,257	6,177,307	6,180,487	1.33
Echo 360 Holdings, Inc.	Education Services	Tranche I: LIBOR+9.25%, 12.05% floor, 4.00% ETP, due 5/3/2023	5/3/2019	14,000,000	14,078,320	14,324,161	3.07
		Tranche II: LIBOR+9.25%, 12.05% floor, 4.00% ETP, due 5/3/2023	5/3/2019	3,000,000	3,029,295	3,069,463	0.66
FiscalNote, Inc.	Application Software	LIBOR+9.25%, 9.75% floor, 5.00% ETP, due 8/21/2023	10/19/2020	45,000,000	44,330,193	44,330,193	9.51
Gynesonics, Inc.	Health Care Technology	LIBOR+8.75%, 9.25% floor, 3.50% ETP, due 12/1/2025	12/1/2020	30,000,000	29,156,536	29,156,536	6.25
INRIX, Inc.	Internet Software and Services	Tranche I: LIBOR+8.00%, 10.50% floor, 2.50% ETP, due 7/15/2023	7/26/2019	20,000,000	19,899,836	19,817,189	4.25
		Tranche II: LIBOR+8.00%, 10.50% floor, 2.50% ETP, due 7/15/2023	7/26/2019	10,000,000	9,825,946	9,908,594	2.13
Longtail Ad Solutions, Inc. (dba JW Player)	Internet Software and Services	LIBOR+8.75%, 10.75% floor, 3.00% ETP, due 6/15/2023	12/12/2019	30,000,000	30,054,163	30,270,499	6.49
Massdrop, Inc.	Computer & Electronics Retail	LIBOR+8.25%, 10.65% floor, 4.00% ETP, due 1/15/2023	7/22/2019	18,474,451	18,597,407	18,405,948	3.95
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(9)	% of Net Assets
Mingle Healthcare Solutions, Inc.	Health Care Technology	LIBOR+9.50%, 11.75% floor, 10.00% ETP, due 8/15/2022	8/15/2018	$4,416,667	$4,683,180	$4,646,930	1.00%
3DNA Corp. (dba Nation Builder)	Application Software	Tranche I: LIBOR+9.00%, 11.50% floor, 5.50% ETP, due 4/15/2023	12/28/2018	7,000,000	7,160,591	7,079,561	1.52
		Tranche II: LIBOR+9.00%, 11.50% floor, 5.50% ETP, due 4/15/2023	6/12/2019	500,000	512,117	505,683	0.11
Ouster, Inc.	Technology Hardware, Storage & Peripherals	LIBOR+8.50%, 10.75% floor, 5% ETP, due 11/15/2021	11/27/2018	7,000,000	7,134,750	7,234,515	1.55
Pivot3, Inc.	Data Processing & Outsourced Services	Tranche I: LIBOR+8.50% PIK, 11.00% floor, 4.00% ETP, due 11/15/2022(4)	5/13/2019	21,345,001	21,609,825	19,864,282	4.26
		Tranche II: LIBOR+8.50% PIK, 11.00% floor, due 11/15/2022(4)	10/2/2020	1,022,772	1,022,772	951,822	0.20
		Tranche III: LIBOR+8.50% PIK, 11.00% floor, due 11/15/2022(4)	10/2/2020	1,000,000	1,000,000	930,629	0.20
Porch Group, Inc.	Application Software	LIBOR+8.50%, 2.00% PIK, 9.05% floor, 3.50% ETP, due 7/22/2024(4)	7/22/2020	40,327,734	40,206,479	40,206,479	8.62
ShareThis, Inc.	Data Processing & Outsourced Services	Tranche I: LIBOR+9.25%, 11.60% floor, 3.00% ETP, due 12/31/2022	12/3/2018	19,250,000	18,850,776	18,850,776	4.04
		Tranche II: LIBOR+9.25%, 11.60% floor, 3.00% ETP, due 12/31/2022	1/7/2019	750,000	730,458	730,457	0.16
		Tranche III: LIBOR+9.25%, 11.60% floor, 3.00% ETP, due 12/31/2022	7/24/2019	1,000,000	965,131	965,131	0.21
		Tranche IV: LIBOR+8.25%, 10.60% floor, 3.00% ETP, due 12/31/2022	8/18/2020	1,000,000	997,975	997,975	0.21
The Kairn Corporation	Application Software	Tranche I: LIBOR+9.50% PIK, 10.81% floor, due 12/15/2022(4)	3/24/2020	788,143	788,143	788,143	0.17
		Tranche II: Fixed 6.50% PIK, due 3/9/2027(4)	3/9/2020	4,187,932	4,187,932	4,187,933	0.90
VERO Biotech LLC	Health Care Technology	LIBOR+9.05%, 9.55% floor, 3.00% ETP, due 12/1/2024	12/29/2020	25,000,000	24,269,950	24,269,950	5.21
Total Senior Secured Term Loans					494,689,952	493,003,577	105.74

See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(9)	% of Net Assets
Preferred Stocks
Aria Systems, Inc.	Application Software	Series G Preferred Stock(8)	7/10/2018	$289,419	$250,000	$451,494	0.10%
MTBC, Inc.	Health Care Technology	11% Series A Cumulative Redeemable Perpetual Preferred Stock(16),(17)	1/8/2020	760,000	18,687,450	14,659,600	3.14
Total Preferred Stocks					18,937,450	15,111,094	3.24
Common Stocks(8)
Porch Group, Inc.	Application Software	Common Stock(16)	12/23/2020	38,079	118,100	521,940	0.11
zSpace, Inc.	Technology Hardware, Storage & Peripherals	Common Stock	12/31/2020	6,078,499	1,119,096	—	—
Total Common Stocks					1,237,196	521,940	0.11
Warrants(8)
AllClear ID, Inc.	Specialized Consumer Services	Warrant for Common Stock, exercise price $0.01/share, expires 9/1/2027	9/1/2017	870,514	1,749,733	980,199	0.21
Aria Systems, Inc.	Application Software	Warrant for Series G Preferred Stock, exercise price $0.8638/share, expires 6/29/2028	6/29/2018	2,170,641	770,578	2,772,147	0.59
Aspen Group Inc.	Education Services	Warrant for Common Stock, exercise price $6.87/share, expires 7/25/2022	7/25/2017	224,174	583,301	1,217,000	0.26
Brilliant Earth, LLC	Internet Retail	Warrant for Class P Units, exercise price $5.25/share, expires 9/30/2029	9/30/2019	333,333	973,000	1,380,000	0.30
		Warrant for Class P Units, exercise price $10.00/share, expires 12/17/2030	12/17/2020	25,000	25,500	25,500	0.01
Circadence Corporation	Application Software	Warrant for Series A-6 Preferred Stock, exercise price $1.17/share, expires 12/20/2028	12/20/2018	1,538,462	3,630,000	3,083,703	0.66
		Warrant for Series A-6 Preferred Stock, exercise price $1.17/share, expires 10/31/2029	10/31/2019	384,615	845,540	770,926	0.17
CloudPassage, Inc.	Data Processing & Outsourced Services	Warrant for Series D-1 Preferred Stock, exercise price $1.60/share, expires 6/13/2029	6/13/2019	210,938	273,798	116,135	0.02
CloudPay Solutions Ltd.	Human Resource & Employment Services	Warrant for Series B Preferred Stock, exercise price $66.53/share, expires 6/30/2030(3),(12)	6/30/2020	11,273	217,500	298,697	0.06
Credit Sesame, Inc.	Specialized Consumer Services	Warrant for Common Stock, exercise price $0.01/share, expires 1/7/2030	1/7/2020	191,601	424,800	596,167	0.13
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(9)	% of Net Assets
Dejero Labs Inc.	System Software	Warrant for Common Stock, exercise price $0.01/share, expires 5/31/2029(3),(7)	5/31/2019	$333,621	$192,499	$264,160	0.06%
Dtex Systems, Inc.	Application Software	Warrant for Series C- Prime Preferred Stock, exercise price $0.6000/ share, expires 6/1/2025	6/1/2018	500,000	59,000	297,136	0.06
		Warrant for Series C- Prime Preferred Stock, exercise price $0.6000/ share, expires 7/11/2026	7/11/2019	833,333	114,719	495,226	0.11
Echo 360 Holdings, Inc.	Education Services	Warrant for Series E Preferred Stock, exercise price $1.5963/share, expires 5/3/2029	5/3/2019	1,066,767	299,762	629,630	0.14
FiscalNote, Inc.	Application Software	Warrant for Common Stock, exercise price $0.01/share, expires 10/19/2030	10/19/2020	194,673	438,014	409,996	0.09
Gynesonics, Inc.	Health Care Technology	Success fee, expires 12/1/2027(13)	12/1/2020	—	498,900	506,293	0.11
INRIX, Inc.	Internet Software and Services	Warrant for Common Stock, exercise price $9.29/share, expires 7/26/2029	7/26/2019	150,804	522,083	504,439	0.11
Longtail Ad Solutions, Inc. (dba JW Player)	Internet Software and Services	Warrant for Common Stock, exercise price $1.49/share, expires 12/12/2029	12/12/2019	322,997	38,800	304,264	0.07
Massdrop, Inc.	Computer & Electronics Retail	Warrant for Series B Preferred Stock, exercise price $1.1938/share, expires 7/22/2019	7/22/2019	848,093	183,188	276,478	0.06
Mingle Healthcare Solutions, Inc.	Health Care Technology	Warrant for Series AA Preferred Stock, exercise price $0.24/share, expires 8/15/2028	8/15/2018	1,625,000	492,375	—	—
MTBC, Inc.	Health Care Technology	Warrant for Common Stock, exercise price $7.50/share, expires 1/8/2022	1/8/2020	1,000,000	435,000	3,195,000	0.69
		Warrant for Common Stock, exercise price $10.00/share, expires 1/8/2023	1/8/2020	1,000,000	837,000	2,492,000	0.53
3DNA Corp. (dba NationBuilder)	Application Software	Warrant for Series C-1 Preferred Stock, exercise price $1.4643/share, expires 12/28/2028	12/28/2018	273,164	104,138	66,341	0.01
Ouster, Inc.	Technology Hardware, Storage & Peripherals	Warrant for Series B Preferred Stock, exercise price $0.3323/share, expires 11/27/2028	11/27/2018	1,805,597	103,010	9,901,935	2.12
Pivot3, Inc.	Data Processing & Outsourced Services	Warrant for Series D Preferred Stock, exercise price $0.59/share, expires 5/13/2029	5/13/2019	2,033,898	216,610	—	—
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2),(9)	% of Net Assets
Porch Group, Inc.	Application Software	Earnout, expires 12/23/2023(13)	12/23/2020	$—	$—	$—	—%
RealWear, Inc.	Technology Hardware, Storage & Peripherals	Warrant for Series A Preferred Stock, exercise price $4.4464/share, expires 10/5/2028	10/5/2018	112,451	135,841	—	—
		Warrant for Series A Preferred Stock, exercise price $4.4464/share, expires 12/28/2028	12/28/2018	22,491	25,248	—	—
		Warrant for Series A Preferred Stock, exercise price $6.78/share, expires 6/27/2029	6/27/2019	123,894	380,850	—	—
Scale Computing, Inc.	System Software	Warrant for Common Stock, exercise price $0.8031/share, expires 3/29/2029	3/29/2019	9,665,667	345,816	—	—
SendtoNews Video, Inc.	Advertising	Warrant for Class B Non-Voting Stock, exercise price $0.67/ share, expires 6/30/2027(3),(7)	6/30/2017	191,500	246,461	30,000	0.01
ShareThis, Inc.	Data Processing & Outsourced Services	Warrant for Series D-3 Preferred Stock, exercise price $2.4320/share, expires 12/3/2028	12/3/2018	647,615	2,162,000	2,162,000	0.46
The Kairn Corporation	Application Software	Warrant for Common Stock, exercise price $0.01/share, expires 3/9/2030	3/9/2020	81,177	—	—	—
VERO Biotech LLC	Health Care Technology	Success fee, expires 12/29/2025(13)	12/29/2020	—	233,300	233,300	0.05
Total Warrants					17,558,364	33,008,672	7.08
Total non-control/non-affiliate investments					532,676,057	541,978,736	116.24
U.S. Treasury		U.S. Treasury Bill, 0.40%, due 01/12/2021(10)	12/30/2020	70,000,000	70,001,472	70,002,060	15.01
Total Investments					$616,589,023	$621,826,650	133.37%

(1)
Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates, as applicable. Unless otherwise indicated, all of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to the 3-Month London Interbank Offered Rate (“LIBOR”) or the U.S. Prime Rate. At December 31, 2020, the 3-Month LIBOR was 0.24% and the U.S. Prime Rate was 3.25%.

(2)
All investments in portfolio companies, which as of December 31, 2020 represented 118.36% of the Company’s net assets, are restricted as to resale and were valued at fair value as determined in good faith by the Company’s Board of Directors.

(3)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 10.68% of total investments at fair value as of December 31, 2020. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company’s total assets, the Company will be precluded from acquiring any additional non-qualifying assets until such time as it complies with the requirements of Section 55(a) of the 1940 Act.

See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
(4)
Represents a PIK security. PIK interest will be accrued and paid at maturity.

(5)
All investments are valued using unobservable inputs, except Corporate Bonds and U.S. Treasury Bills, which are valued using observable inputs.

(6)
All investments are domiciled in the United States, unless otherwise noted.

(7)
Investment is domiciled in Canada.

(8)
Investments are non-income producing.

(9)
Investments are held at Fair Value net of the Fair Value of Unfunded Commitments. See Note 3 for additional detail.

(10)
Treasury bills with $70,000,000 in aggregate of par value were purchased pursuant to a 0.40% reverse repurchase agreement with Goldman Sachs, dated December 30, 2020 and due to the Company on January 12, 2021, with a repurchase price to the Company of  $69,650,000, collateralized by a 0.40% U.S. Treasury Bill due January 12, 2021 with an aggregate par value of  $70,000,000 and fair value of  $70,002,060

(11)
Disclosures of end-of-term-payments (“ETP”) are one-time payments stated as a percentage of original principal amount.

(12)
Investment is domiciled in the United Kingdom.

(13)
Investment is either a cash success fee payable or earnout of shares based on the consummation of certain trigger events.

(14)
The Credit Agreement (as defined in Note 10) is secured by a perfected first priority security interest in each of the Company’s senior secured term loan investments, except for the Mojix, Inc. Pivot3, Inc., and The Kairn Corporation senior secured term loans.

(15)
Control investment as defined under the 1940 Act in which the Company owns at least 25% of the investment’s voting securities or has greater than 50% representation on its board.

(16)
Investment is publicly traded and listed on NASDAQ.

(17)
260,000 shares of MTBC, Inc. preferred stock with a fair value of $1,429,600 have restrictions on the sale of the shares due to escrow claims, and such fair value is considered a Level 2 fair value measurement under the fair value hierarchy.

The following tables show the fair value of our portfolio of investments (excluding any U.S. Treasury Bills held) by geographic region and industry as of December 31, 2020:
Geographic Region	December 31, 2020
	Investments at Fair Value	Percentage of Net Assets
Western United States	$294,585,551	63.18%
Northeastern United States	113,684,806	24.38
Northwestern United States	70,958,641	15.22
United Kingdom	25,071,250	5.38
Southeastern United States	24,503,250	5.26
South Central United States	22,726,932	4.87
Canada	294,160	0.06
Total	$551,824,590	118.36%
Industry	December 31, 2020
	Investments at Fair Value	Percentage of Net Assets
Application Software	$166,728,532	35.76%
Healthcare Technology	79,159,609	16.98
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2020
Industry	December 31, 2020
	Investments at Fair Value	Percentage of Net Assets
Internet Retail	65,886,330	14.13
Internet Software & Services	60,804,985	13.04
Data Processing & Outsourced Services	53,016,743	11.37
Specialized Consumer Services	45,470,398	9.75
Human Resource & Employment Services	25,071,250	5.38
Education Services	19,240,254	4.13
Computer & Electronics Retail	18,682,426	4.01
Technology Hardware, Storage & Peripherals	17,136,450	3.68
Specialty Finance	333,453	0.07
System Software	264,160	0.06
Advertising	30,000	0.01
Total	$551,824,590	118.36%

See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments
December 31, 2019
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2)	% of Net Assets
Non-control/non-affiliate investments
Senior Secured Term Loans
Aginity, Inc.	Application Software	Tranche I: LIBOR+10.5% PIK, 11.50% floor, 5% ETP, due 2/15/2020(4),(8),(12)	5/25/2018	$7,386,026	$7,232,349	$2,511,589	0.67%
		Tranche II: LIBOR+10.5% PIK, 11.50% floor, Extension line, due 2/15/2020(4),(8),(12)	7/25/2019	2,000,000	2,000,000	1,800,000	0.48
Aria Systems, Inc.	Application Software	LIBOR+9.0%, 11.35% floor, 4.5% ETP, due 12/15/2021	6/29/2018	25,000,000	25,016,698	24,863,442	6.61
Brilliant Earth, LLC	Internet Retail	LIBOR+8.25%, 10.40% floor, 4.5% ETP, due 4/15/2023	9/30/2019	35,000,000	33,795,605	33,795,605	8.98
CareCloud Corporation	Healthcare Technology	Prime+7.0%, 11.75% floor, 3.5% ETP, due 6/15/2022	6/19/2018	25,000,000	24,994,734	23,320,627	6.20
Circadence Corporation	Application Software	LIBOR+9.50%, 12.0% floor, 6% ETP, due 12/15/2022	12/20/2018	18,000,000	15,038,641	15,485,065	4.11
CloudPassage, Inc.	Data Processing & Outsourced Services	LIBOR+7.50%, 1% PIK, 10.00% floor, 2.75% ETP, due 6/13/2023(4)	6/13/2019	7,538,624	7,280,486	7,280,486	1.93
Dejero Labs Inc.	Data Processing & Outsourced Services	LIBOR+9.25%, 11.75% floor, 4.5% ETP, due 5/31/2023(3),(7)	5/31/2019	11,000,000	10,797,612	10,797,612	2.87
Dtex Systems, Inc.	Application Software	LIBOR+10.65% PIK, 13% floor, 4.875% ETP, due 11/15/2021	6/1/2018	8,130,147	8,233,588	8,436,559	2.24
Echo 360 Holdings, Inc.	Education Services	Tranche I: LIBOR+9.25%, 12.05% floor, 4.0% ETP, due 5/3/2023	5/3/2019	14,000,000	13,773,561	13,773,561	3.66
		Tranche II: LIBOR+9.25%, 12.05% floor, 4.0% ETP, due 5/3/2023	5/3/2019	3,000,000	2,973,193	2,970,709	0.79
eSilicon Corporation	Semiconductors	Tranche I: LIBOR+10.50%, 13% floor, 5% ETP, due 7/15/2020	7/31/2017	2,916,667	3,323,305	3,442,998	0.91
		Tranche II: LIBOR+10.50%, 13% floor, 5% ETP, due 1/15/2021	2/8/2018	2,708,333	2,886,855	2,982,784	0.79
		Tranche III: LIBOR+10.50%, 13% floor, 5% ETP, due 6/15/2020	6/21/2019	10,000,000	10,177,163	11,063,021	2.94
		Tranche IV: Prime+2.75%, Revolving line, due 6/15/2020	6/21/2019	11,000,000	11,000,000	10,590,278	2.81
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2019
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2)	% of Net Assets
INRIX, Inc.	Internet Software and Services	Tranche I: LIBOR+8.0%, 10.5% floor, 2.5% ETP, due 7/15/2023	7/26/2019	$20,000,000	$19,600,991	$19,600,991	5.21%
		Tranche II: LIBOR+8.0%, 10.5% floor, 2.5% ETP, due 7/15/2023	7/26/2019	5,000,000	4,703,249	4,703,249	1.25
Longtail Ad Solutions, Inc. (dba JW Player)	Internet Software and Services	LIBOR+8.75%. 10.75% Floor, 3% ETP, due 6/15/2023	12/12/2019	25,000,000	24,655,194	24,655,194	6.55
Massdrop Inc.	Computer & Electronics Retail	LIBOR+8.25%, 10.65% floor, 4% ETP, due 1/15/2023	7/22/2019	17,500,000	17,220,865	17,220,865	4.58
MingleHealth Care Solutions, Inc.	Healthcare Technology	LIBOR+9.5%, 11.75% floor, 4% ETP, due 8/15/2022(12)	8/15/2019	6,000,000	5,783,543	5,417,339	1.44
Mojix, Inc.	Application Software	Tranche I: LIBOR+12% PIK, 11.00% floor, 5% ETP, due 5/15/2021	5/16/2017	$6,296,833	$6,191,982	$4,726,334	1.26%
		Tranche II: LIBOR+12% PIK, 11.00% floor, 5% ETP, due 5/15/2021	8/3/2017	2,098,944	2,067,505	1,575,445	0.42
		Tranche III: LIBOR+12% PIK, 11.00% floor, 5% ETP, due 5/15/2021	7/6/2018	524,206	518,684	393,914	0.10
		Tranche IV: LIBOR+12% PIK, 11.00% floor, 5% ETP, due 5/15/2021	9/5/2018	523,474	516,902	392,469	0.10
		Tranche V: LIBOR+12% PIK, 11.00% floor, 5% ETP, due 5/15/2021	1/28/2019	1,042,472	1,020,642	782,463	0.21
		Tranche VI: LIBOR+12% PIK, 11.00% floor, due 1/31/2020	12/18/2019	1,000,000	1,000,000	1,000,000	0.27
3DNA Corp.(dba NationBuilder)	Application Software	Tranche I: LIBOR+9.00%, 11.50% floor, 5% ETP, due 4/28/2022	12/28/2018	7,000,000	7,016,888	6,942,703	1.84
		Tranche II: LIBOR+9.00%, 11.50% floor, 5% ETP, due 4/28/2022	6/12/2019	500,000	502,374	497,063	0.13
Ouster, Inc.	Technology Hardware, Storage & Peripherals	LIBOR+8.50%, 10.75% floor, 3.50% ETP, due 5/15/2021	11/27/2018	10,000,000	10,007,056	10,007,056	2.66
Pivot3, Inc.	Data Processing & Outsourced Services	LIBOR+8.50%, 11.00% floor, 4% ETP, due 11/15/2022	5/13/2019	20,000,000	19,863,175	19,728,122	5.24
RealWear, Inc.	Technology Hardware, Storage & Peripherals	LIBOR+8%, 10.35% floor, 5% ETP, due 6/28/2023	6/28/2018	25,000,000	24,653,512	24,653,512	6.55
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2019
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2)	% of Net Assets
Scale Computing, Inc.	System Software	LIBOR+9.25%, 11.75% floor, 4.5% ETP, due 9/15/2022	3/29/2019	$15,000,000	$14,798,210	$14,418,842	3.83%
ShareThis, Inc.	Data Processing & Outsourced Services	Tranche I: LIBOR+9.25%, 11.60% floor, 5% ETP, due 6/15/2022	12/3/2018	19,250,000	18,123,758	18,123,758	4.82
		Tranche II: LIBOR+9.25%, 11.60% floor, 5% ETP, due 6/15/2022	1/17/2019	750,000	699,312	699,312	0.19
		Tranche III: LIBOR+9.25%, 11.60% floor, 5% ETP, due 6/15/2022	7/24/2019	1,000,000	917,457	917,457	0.25
Total Senior Secured Term Loans					358,385,089	349,570,424	92.89
Preferred Stock(8)
Aria Systems, Inc.	Application Software	Series G Preferred Stock	7/10/2018	289,419	250,000	437,515	0.12
Warrants(8)
Aginity, Inc.	Application Software	Warrant for Series A Preferred Stock, exercise price $1.949/share, expires 5/25/2028(12)	5/25/2018	359,158	167,727	—	—
		Warrant for Series A-1 Preferred Stock, exercise price $0.01/share, expires 2/25/2029	2/25/2019	205,234	151,873	—	—
AllClear ID, Inc.	Specialized Consumer Services	Warrant for Common Stock, exercise price $0.01/share, expires 9/1/2027	9/1/2017	870,514	1,749,733	906,205	0.24
Aria Systems, Inc.	Application Software	Warrant for Series G Preferred Stock, exercise price $0.8638/share, expires 6/29/2028	6/29/2018	2,170,641	770,578	2,633,681	0.70
Aspen Group Inc.	Education Services	Warrant for Common Stock, exercise price $6.87/share, expires 7/25/2022	7/25/2017	224,174	583,301	631,000	0.17
Brilliant Earth, LLC	Internet Retail	Warrant for Class P Units, exercise price $5.25/share, expires 9/30/2029	9/30/2019	333,333	973,000	955,667	0.25
CareCloud Corporation	Healthcare Technology	Warrant for Series A-1 Preferred Stock, exercise price $0.8287/share, expires 6/16/2025	4/17/2019	2,262,579	394,163	—	—
Circadence Corporation	Application Software	Warrant for Series A-5 Preferred Stock, exercise price $1.08/share, expires 12/20/2028	12/20/2018	1,666,667	3,630,000	3,393,522	0.90
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2019
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2)	% of Net Assets
		Warrant for Series A-5 Preferred Stock, exercise price $1.08/share, expires 10/31/2029	10/31/2019	$416,667	$845,540	$848,380	0.23%
CloudPassage, Inc.	Data Processing & Outsourced Services	Warrant for Series D-1 Preferred Stock, exercise price $1.60/share, expires 6/13/2029	6/13/2019	210,938	273,798	266,626	0.07
Dejero Labs Inc.	Data Processing & Outsourced Services	Warrant for Common Stock, exercise price $0.01/share, expires 5/31/2029(3),(7)	5/31/2019	333,621	192,499	198,664	0.05
Dtex Systems, Inc.	Application Software	Warrant for Series C-Prime Preferred Stock, exercise price $0.6000/share, expires 6/1/2025	6/1/2018	500,000	59,000	57,500	0.02
		Warrant for Series C-Prime Preferred Stock, exercise price $0.6000/share, expires 7/11/2026	7/11/2019	833,333	114,719	115,000	0.03
Echo 360 Holdings, Inc.	Education Services	Warrant for Series E Preferred Stock, exercise price $1.5963/share, expires 5/3/2029	5/3/2019	1,066,767	299,762	318,963	0.08
eSilicon Corporation	Semiconductors	Warrant for Series H Preferred Stock, exercise price $1.01/share, expires 7/31/2027	7/31/2017	1,485,149	543,564	2,249,999	0.60
		Warrant for Series H Preferred Stock, exercise price $1.01/share, expires 6/21/2029	6/21/2019	990,099	312,871	500,000	0.13
INRIX, Inc.	Internet Software and Services	Warrant for Common Stock, exercise price $9.29/share, expires 7/26/2029	7/26/2019	150,804	522,083	475,485	0.13
Longtail Ad Solutions, Inc. (dba JW Player)	Internet Software and Services	Warrant for Common Stock, exercise price $1.49/share, expires 12/12/2029	12/12/2019	332,997	38,800	38,800	0.01
Massdrop Inc.	Computer & Electronics Retail	Warrant for B Series Preferred Stock, exercise price $1.1938/share, expires 7/22/2019	7/22/2019	848,093	183,188	190,821	0.05
MingleHealth Care Solutions, Inc.	Healthcare Technology	Warrant for Series AA Preferred Stock, exercise price $0.24/share, expires 8/15/2028	8/15/2018	1,625,000	492,375	—	—
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2019
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2)	% of Net Assets
Mojix, Inc.	Application Software	Warrant for Common Stock exercise price $10.64/share, expires 5/16/2027	5/16/2017	$164,427	$417,645	$—	—%
		Warrant for Series 1 Preferred Stock, exercise price $0.28/share, expires 12/20/2028	12/20/2018	7,176,973	806,991	—	—
		Warrant for Series 1 Preferred Stock exercise price $0.28/share, expires 5/30/2029	5/30/2019	358,849	21,531	—	—
		Warrant for Series 1 Preferred Stock exercise price $0.28/share, expires 12/17/2029	12/17/2029	358,849	—	—	—
3DNA Corp.(dba NationBuilder)	Application Software	Warrant for Series C-1 Preferred Stock, exercise price $1.4643/share, expires 12/28/2028	12/28/2018	273,164	104,138	87,959	0.02
Ouster, Inc.	Technology Hardware, Storage & Peripherals	Warrant for Series A Preferred Stock, exercise price $11.3158/share, expires 11/27/2028	11/27/2018	53,023	103,010	134,837	0.04
Pivot3, Inc.	Data Processing & Outsourced Services	Warrant for Series D Preferred Stock, exercise price $0.59/share, expires 5/13/2029	5/13/2029	2,033,898	216,610	141,966	0.04
RealWear, Inc.	Technology Hardware, Storage & Peripherals	Warrant for Series A Preferred Stock, exercise price $4.4464/share, expires 10/5/2028	10/5/2018	112,451	135,841	393,129	0.10
		Warrant for Series A Preferred Stock, exercise price $4.4464/share, expires 12/28/2028	12/28/2018	22,491	25,248	78,628	0.02
		Warrant Series A Preferred Stock, exercise price $6.78/share, expires 6/27/2029	6/27/2019	123,894	380,850	336,372	0.09
Scale Computing, Inc.	System Software	Warrant for Series F-1 Preferred Stock, exercise price $0.8031/share, expires 3/29/2029	3/29/2019	2,147,926	345,816	317,893	0.08
SendtoNews Video, Inc.	Advertising	Warrant for Class B Non-Voting Stock, exercise price $0.67/share, expires 6/30/2027(3),(7)	6/30/2017	191,500	246,461	58,000	0.02
ShareThis Inc.	Data Processing & Outsourced Services	Warrant for Series D-3 Preferred Stock, exercise price $2.4320/share, expires 12/3/2028	12/3/2018	647,615	2,162,000	2,162,000	0.57
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2019
Portfolio Companies	Sub-Industry	Investment Description(1),(5),(6),(11)	Acquisition Date	Principal/ Shares	Cost	Fair Value(2)	% of Net Assets
zSpace, Inc.	Technology Hardware, Storage & Peripherals	Warrant for Series E Preferred Stock, exercise price $0.90/share, expires 12/29/2027	12/29/2017	$1,896,966	$707,568	$208,595	0.07%
		Warrant for Series E Preferred Stock, exercise price $0.90/share, expires 2/11/2029	2/11/2019	2,806,830	411,528	308,645	0.08
Total Warrants					18,383,811	18,008,337	4.79
Total non-control/non-affiliate investments					377,018,900	368,016,276	97.80
U.S. Treasury		U.S. Treasury Bill, 1.33%, due 1/7/2020(10)			74,983,437	74,966,770	19.92
		U.S. Treasury Bill, 0.97%, due 1/2/2020			24,999,328	24,998,653	6.64
Total U.S. Treasury					99,982,765	99,965,423	26.56
Total Investments					$477,001,665	$467,981,699	124.36%

(1)
Disclosures of interest rates on notes include cash interest rates and payment-in-kind (“PIK”) interest rates, as applicable. Unless otherwise indicated, all of the Company’s variable rate debt investments bear interest at a rate that is determined by reference to the 3-Month London Interbank Offered Rate (“LIBOR”) or the U.S. Prime Rate. At December 31, 2019, the 3-Month LIBOR was 1.91% and the U.S. Prime Rate was 4.75%.

(2)
All investments in portfolio companies, which as of December 31, 2019 represented 97.80% of the Company’s net assets, are restricted as to resale and were valued at fair value as determined in good faith by the Company’s Board of Directors.

(3)
Investment is not a qualifying investment as defined under Section 55(a) of the Investment Company Act of 1940, as amended. Non-qualifying assets represent 4.25% of total investments at fair value as of December 31, 2019. Qualifying assets must represent at least 70% of total assets at the time of acquisition of any additional non-qualifying assets. If at any time qualifying assets do not represent at least 70% of the Company’s total assets, the Company will be precluded from acquiring any additional non-qualifying assets until such time as it complies with the requirements of Section 55(a) of the 1940 Act.

(4)
Represents a PIK security. PIK interest will be accrued and paid at maturity.

(5)
All investments are valued using unobservable inputs, except Corporate Bonds and U.S. Treasury Bills, which are valued using observable inputs.

(6)
All investments are domiciled in the United States, unless otherwise noted.

(7)
Investment is domiciled in Canada.

(8)
Investments are non-income producing.

(9)
Investments are held at Fair Value net of the Fair Value of Unfunded Commitments. See Note 3 for additional detail.

(10)
Treasury bills with $75,000,000 in aggregate of par value were purchased pursuant to a 5.00% reverse repurchase agreement with Goldman Sachs, dated December 27, 2019 and due to the Company on January 3, 2020, with a repurchase price to the Company of  $75,000,000, collateralized by a 1.45% U.S. Treasury Bill due January 7, 2020 with an aggregate par value of  $75,000,000 and fair value of  $74,966,771.

See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Schedule of Investments (continued)
December 31, 2019
(11)
Disclosures of end-of-term-payments (“ETP”) are one-time payments stated as a percentage of original principal amount.

(12)
In the occurrence of a sale by the borrower, Aginity, Inc. will satisfy the repayment of the Extension line first from the proceeds available to the Company.

The following tables show the fair value of our portfolio of investments (excluding any U.S. Treasury Bills held) by geographic region and industry as of December 31, 2019:
Geographic Region	December 31, 2019
	Investments at Fair Value	Percentage of Net Assets
Western United States	$226,473,356	60.19%
Northwestern United States	50,241,366	13.35
Southeastern United States	23,320,627	6.20
South Central United States	20,776,293	5.52
Midwestern United States	19,048,324	5.06
Northeastern United States	17,102,034	4.54
Canada	11,054,276	2.94
Total	$368,016,276	97.80%
Industry	December 31, 2019
	Investments at Fair Value	Percentage of Net Assets
Application Software	$101,674,597	27.02%
Data Processing & Outsourced Services	60,316,003	16.03
Technology Hardware, Storage & Peripherals	36,120,776	9.60
Internet Retail	34,751,272	9.23
Semiconductors	30,829,079	8.19
Healthcare Technology	28,737,966	7.64
Internet Software & Services	24,779,724	6.58
Education Services	17,694,233	4.70
Computer & Electronics Retail	17,411,686	4.63
System Software	14,736,735	3.92
Specialized Consumer Services	906,205	0.24
Advertising	58,000	0.02
Total	$368,016,276	97.80%
See notes to financial statements.

RUNWAY GROWTH CREDIT FUND INC.
Notes to Financial Statements as of December 31, 2020
Note 1 — Organization
Runway Growth Credit Fund Inc. (the “Company”) is a Maryland corporation that was formed on August 31, 2015. The Company is an externally managed, non-diversified, closed-end investment company that has elected to be regulated as a business development company (“BDC”) under the Investment Company Act of 1940, as amended (the “1940 Act”). In addition, the Company has elected to be treated, has qualified, and intends to continue to qualify annually, as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).
The Company was formed primarily to lend to, and selectively invest in, small, fast-growing companies in the United States. The Company’s investment objective is to maximize its total return to its stockholders primarily through current income on its loan portfolio, and secondarily through capital appreciation on its warrants and other equity positions. The Company’s investment activities are managed by its external investment adviser, Runway Growth Capital LLC (“RGC”). Runway Administrator Services LLC (the “Administrator”) is a wholly owned subsidiary of RGC and provides administrative services necessary for the Company to operate.
In October 2015, in connection with the Company’s formation, the Company issued and sold 1,667 shares of common stock to R. David Spreng, the President and Chief Executive Officer of the Company and Chairman of the Company’s Board of Directors, for an aggregate purchase price of   $25,000. The sale of shares of common stock was approved by the unanimous consent of the Company’s sole director at the time. In December 2016, the Company completed the initial closing of capital commitments in its first private offering of shares of common stock to investors (the “Initial Private Offering”) in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), and other applicable securities laws. The final closing of the Initial Private Offering occurred on December 1, 2017. In connection with the Initial Private Offering, the Company issued 18,241,157 shares of its common stock for a total purchase price of   $275,000,000. The Company has issued an additional 4,816,873 shares as part of the dividend reinvestment program. Refer to Note 6 for further detail.
As of December 31, 2020, the Company had completed multiple closings under its second private offering (the “Second Private Offering”) and had accepted capital commitments of  $174,673,500. The Company has issued 8,352,251 shares of its common stock for a total purchase price of $125,283,766 in connection with the Second Private Offering. In March 2020, the Company issued 2,103 shares as an additional direct investment by Runway Growth Holdings LLC, an affiliate of RGC, at a per-share price of $15.00 for total proceeds of $31,542.
Note 2 — Summary of Significant Accounting Policies
Basis of Presentation
The accompanying financial statements of the Company are prepared on the accrual basis of accounting in conformity with U.S. Generally Accepted Accounting Principles (“U.S. GAAP”) and pursuant to the requirements for reporting on Form 10-K and Regulation S-X under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company is an investment company following the specialized accounting and reporting guidance specified in the Financial Accounting Standards Board’s (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services  —  Investment Companies. Certain items in the December 31, 2019 and December 31, 2018 financial statements have been reclassified to conform to the December 31, 2020 presentation with no effect on net income.
Use of Estimates
The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

Cash and cash equivalents
Cash represents deposits held at financial institutions while cash equivalents are highly liquid investments held at financial institutions with an original maturity of three months or less at the date of acquisition. At times, the Company’s cash and cash equivalents exceed federally insured limits, subjecting the Company to risks related to the uninsured balance. Cash and cash equivalents are held at large, established, high credit-quality financial institutions, and management believes that risk of loss associated with any uninsured balance is remote.
Deferred Credit Facility Fees
The fees and expenses associated with opening the KeyBank loan facilities or Credit Agreement (as defined below) and CIBC USA Credit Facilities (as defined below) are being deferred and amortized as part of interest expense using the effective interest method over the term of the Credit Agreement and the Credit Facilities in accordance with ASC 470, Debt. Debt issuance costs associated with the Credit Agreement and the Credit Facilities are classified as a direct reduction of the carrying amount of borrowings with the Credit Agreement and the Credit Facilities, unless there are no outstanding borrowings, in which case the debt issuance costs are presented as an asset.
Reverse Repurchase agreement
The Company has, and may in the future, enter into reverse repurchase agreements, under the terms of a Master Repurchase Agreement, with selected commercial banks and broker-dealers, under which the Company acquires securities as collateral (debt obligation) subject to an obligation of the counterparty to repurchase and the Company to resell the securities (obligation) at an agreed upon time and price. The Company, through the custodian or a sub-custodian, receives delivery of the underlying securities collateralizing repurchase agreements. The Company requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian’s vault, all securities held as collateral for repurchase agreements. The Company and the counterparties are permitted to sell, re-pledge, or use the collateral associated with the transaction. It is the Company’s policy that the market value of the collateral be at least equal to 100 percent of the repurchase price in the case of a repurchase agreement of one-day duration and 102 percent of the repurchase price in the case of all other repurchase agreements. Upon an event of default under the terms of the Master Repurchase Agreement, both parties have the right to set-off. If the seller defaults or enters an insolvency proceeding, realization of the collateral by the Company may be delayed, limited or wholly denied.
Pursuant to a reverse repurchase agreement with Goldman Sachs, which expired on January 6, 2021, the Company purchased a U.S. Treasury Bill, due January 12, 2021. The fair value of the related collateral that the Company received for this agreement was $70,002,060 at December 31, 2020. Pursuant to a reverse repurchase agreement with Goldman Sachs which expired on January 3, 2020, the Company purchased a U.S. Treasury Bill, due January 7, 2020. The value of the related collateral that the Company received for this agreement was $74,593,802 at December 31, 2019. At December 31, 2020 and December 31, 2019, the repurchase liability is $69,650,000 and $74,593,802, respectively, which is reflected as Reverse Repurchase Agreement on the Statement of Assets and Liabilities.
Investment Transactions and Related Investment Income
Security transactions, if any, are recorded on a trade-date basis. Realized gains or losses from the repayment or sale of investments are measured using the specific identification method. The amortized cost basis of investments represents the original cost adjusted for the accretion/amortization of discounts and premiums and upfront loan origination fees. The Company reports changes from the prior period in fair value of investments that are measured at fair value as a component of net change in unrealized appreciation (depreciation) on investments on the Statements of Operations.
Dividends are recorded on the ex-dividend date. Interest income, if any, adjusted for amortization of market premium and accretion of market discount, is recorded on an accrual basis to the extent that the Company expects to collect such amounts. Original issue discount, principally representing the estimated fair value of detachable equity, warrants, or contractual success fees obtained in conjunction with the Company’s debt investments, loan origination fees, end of term payments, and market discount or premium are capitalized and accreted or amortized into interest income over the life of the respective security using the effective interest method. Loan origination fees received in connection with the closing of investments are reported as unearned income, which is included as amortized cost of the investment; the unearned income from such fees is accreted into interest income over the contractual life of the loan based on the effective interest method. Upon prepayment of a loan or debt security, any prepayment penalties, unamortized loan origination fees, end-of-term payments, and unamortized market discounts are recorded as interest income.
The Company currently holds, and expects to hold in the future, some investments in its portfolio that contain payment-in-kind (“PIK”) interest provisions. PIK interest is computed at the contractual rate specified in each loan agreement and is added to the principal balance of the loan, rather than being paid to the Company in cash, and is recorded as interest income. Thus, the actual collection of PIK interest may be deferred until the time of debt principal repayment. PIK interest, which is a non-cash source of income, is included in the Company’s taxable income and therefore affects the amount the Company is required to distribute to stockholders to maintain its qualification as a RIC for U.S. federal income tax purposes, even though the Company has not yet collected the cash. Generally, when current cash interest and/or principal payments on a loan become past due, or if the Company otherwise does not expect the borrower to be able to service its debt and other obligations, the Company will place the investment on non-accrual status and will generally cease recognizing PIK interest and dividend income on that loan for financial reporting purposes until all principal and interest have been brought current through payment or due to a restructuring such that the interest and dividend income is deemed to be collectible. As of December 31, 2020, and December 31, 2019, the Company has not written off any accrued and uncollected PIK interest and dividends. As of December 31, 2020, the Company had six loans to Mojix, Inc. representing an aggregate principal funded of $11,000,000 at a fair market value of $8,961,080, on non-accrual status, which represents 1.92% of the Company’s net assets. The non-accrual status loans as of December 31, 2020 had total interest of $1,627,725 that would have been accrued into income. Had the loan not been on non-accrual status, $1,213,861 would be payable, and $413,864 would be original issue discount. For the year ended December 31, 2020, approximately 6.4% of the Company’s total investment income was attributable to non-cash PIK interest. As of December 31, 2019, the Company had two loans to Aginity, Inc. representing an aggregate principal funded of $9,000,000 at a fair market value of $4,311,589, on non-accrual status, which represented 1.15% of the Company’s net assets. The non-accrual status loans as of December 31, 2019, had total interest of  $1,033,827 that would have been accrued into income. Had the loan not been on non-accrual status, $576,314 would be payable, and $457,513 would be original issue discount. For the year ended December 31, 2019, approximately 2.4% of the Company’s total investment income was attributable to non-cash PIK interest. The Company did not have non-cash PIK interest and dividend income for the year ended December 31, 2018.
Valuation of Investments
The Company measures the value of its investments at fair value in accordance with ASC Topic 820, Fair Value Measurements and Disclosure (“ASC Topic 820”), issued by the FASB. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The COVID-19 pandemic and its resultant impact on economic activity and capital market volatility has impacted and may continue to have an impact on the fair market values of the Company’s portfolio investments. As a result, the fair market values of the Company’s portfolio investments may be negatively impacted after December 31, 2020 by circumstances and events that are not yet known, including the complete or continuing impact of the COVID-19 pandemic and the resulting measures taken in response thereto. The Company’s valuation process carefully considers the impact of COVID-19-related uncertainties in the various inputs utilized in the determination of the fair market value of its portfolio investments.
The audit committee of the Company’s Board of Directors (the “Audit Committee”) assists the Board of Directors in valuing investments that are not publicly traded or for which current market values are not readily available. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers. With respect to portfolio investments for which market quotations are not readily available, the Company’s Board of Directors, with the assistance of the Audit Committee, RGC and its senior investment team and independent valuation agents, is responsible for determining, in good faith, the fair value in accordance with the valuation policy approved by the Board of Directors. If more than one valuation method is used to measure fair value, the results are evaluated and weighted, as appropriate, considering the reasonableness of the range indicated by those results. The Company considers a range of fair values based upon the valuation techniques utilized and selects the value within that range that was most representative of fair value based on current market conditions as well as other factors RGC’s senior investment team considers relevant.
The Company’s Board of Directors makes this fair value determination on a quarterly basis and any other time when a decision regarding the fair value of the portfolio investments is required. A determination of fair value involves subjective judgments andestimates and depends on the facts and circumstances. Due to the inherent uncertainty of determining the fair value of portfolio investments that do not have a readily available market value, the fair value of the investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.
ASC Topic 820 specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC Topic 820 also provides guidance regarding a fair value hierarchy, which prioritizes information used to measure fair value and the effect of fair value measurements on earnings and provides for enhanced disclosures determined by the level within the hierarchy of information used in the valuation. In accordance with ASC Topic 820, these inputs are summarized in the three levels listed below:
•
Level 1 —
Valuations are based on quoted prices in active markets for identical assets or liabilities that are accessible at the measurement date.

•
Level 2 —
Valuations are based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly and model-based valuation techniques for which all significant inputs are observable.

•
Level 3 —
Valuations based on inputs that are unobservable and significant to the overall fair value measurement. Level 3 assets and liabilities include financial instruments whose value is determined using pricing models incorporating significant unobservable inputs, such as discounted cash flow models and other similar valuations techniques. The valuation of Level 3 assets and liabilities generally requires significant management judgment due to the inability to observe inputs to valuation.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of observable input that is significant to the fair value measurement. The assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to the investment.
Under ASC Topic 820, the fair value measurement also assumes that the transaction to sell an asset occurs in the principal market for the asset or, in the absence of a principal market, the most advantageous market for the asset, which may be a hypothetical market, and excludes transaction costs. The principal market for any asset is the market with the greatest volume and level of activity for such asset in which the reporting entity would or could sell or transfer the asset. In determining the principal market for an asset or liability under ASC Topic 820, it is assumed that the reporting entity has access to such market as of the measurement date. Market participants are defined as buyers and sellers in the principal or most advantageous market that are independent, knowledgeable and willing and able to transact.
With respect to investments for which market quotations are not readily available, the Company undertakes a multi-step valuation process each quarter, as described below:
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The quarterly valuation process begins with each portfolio company investment being initially valued by RGC’s investment professionals that are responsible for the portfolio investment;

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Preliminary valuation conclusions are then documented and discussed with RGC’s senior investment team;

•
At least once annually, the valuation for each portfolio investment is reviewed by an independent valuation firm. Certain investments, however, may not be evaluated by an independent valuation firm unless the net asset value and other aspects of such investments in the aggregate exceed certain thresholds;

•
The Audit Committee then reviews these preliminary valuations from RGC and the independent valuation firm, if any, and makes a recommendation to our Board of Directors regarding such valuations; and

•
The Company’s Board of Directors reviews the recommended preliminary valuations and determines the fair value of each investment in the Company’s portfolio, in good faith, based on the input of RGC, the independent valuation firm and the Audit Committee.

The Company’s investments are primarily loans made to and equity and warrants of small, fast-growing companies focused in technology, life sciences, health care information and services, business services, and other high-growth industries. These investments are considered Level 3 assets under ASC Topic 820 because there is no known or accessible market or market indices for these types of debt instruments and, thus, RGC’s senior investment team must estimate the fair value of these investment securities based on models utilizing unobservable inputs.
Investment Valuation Techniques
Debt Investments:   To determine the fair value of the Company’s debt investments, the Company compares the cost basis of the debt investment, which includes original issue discount, to the resulting fair value determined using a discounted cash flow model, unless another model is more appropriate based on the circumstances at the measurement date. The discounted cash flow approach entails analyzing the interest rate spreads for recently completed financing transactions which are similar in nature to the Company’s investments, in order to determine a comparable range of effective market interest rates for its investments. The range of interest rate spreads utilized is based on borrowers with similar credit profiles. All remaining expected cash flows of the investment are discounted using this range of interest rates to determine a range of fair values for the debt investment.
This valuation process includes, among other things, evaluating the underlying investment performance, the portfolio company’s current financial condition and ability to raise additional capital, as well as macro-economic events that may impact valuations. These events include, but are not limited to, current market yields and interest rate spreads of similar securities as of the measurement date. Significant increases or decreases in these unobservable inputs could result in a significantly higher or lower fair value measurement.
Under certain circumstances, the Company may use an alternative technique to value the debt investments to be acquired by the Company that better reflects the fair value of the investment, such as the price paid or realized in a recently completed transaction or a binding offer received in an arms-length transaction, the use of multiple probability-weighted cash flow models when the expected future cash flows contain elements of variability or estimates of proceeds that would be received in a liquidation scenario.
Warrants:   Fair value of warrants is primarily determined using a Black Scholes option-pricing model. Privately held warrants and equity-related securities are valued based on an analysis of various factors including, but not limited to, the following:
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Underlying enterprise value of the issuer is estimated based on information available, including any information regarding the most recent rounds of issuer funding. Valuation techniques to determine enterprise value include market multiple approaches, income approaches or approaches that utilize recent rounds of financing and the portfolio company’s capital structure to determine enterprise value. Valuation techniques are also utilized to allocate the enterprise fair value of a portfolio company to the specific class of common or preferred stock exercisable in the warrant. Such techniques take into account the rights and preferences of the portfolio company’s securities, expected exit scenarios, and volatility associated with such outcomes to allocate the fair value to the specific class of stock held in the portfolio. Such techniques include Option Pricing Models, or “OPM,” including back-solve techniques, Probability Weighted Expected Return Models, or “PWERM,” and other techniques as determined to be appropriate.

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Volatility, or the amount of uncertainty or risk about the size of the changes in the warrant price, is based on comparable publicly traded companies within indices similar in nature to the underlying company issuing the warrant. Significant increases (decreases) in this unobservable input could result in a significantly lower (higher) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.
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The risk-free interest rates are derived from the U.S. Treasury yield curve. The risk-free interest rates are calculated based on a weighted average of the risk-free interest rates that correspond closest to the expected remaining life of the warrant. Significant increases (decreases) in this unobservable input could result in a significantly higher (lower) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.

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Other adjustments, including a marketability discount on private company warrants, are estimated based on judgment about the general industry environment. Significant increases (decreases) in this unobservable input could result in a significantly lower (higher) fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.

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Historical portfolio experience on cancellations and exercises of warrants are utilized as the basis for determining the estimated life of the warrants in each financial reporting period. Warrants may be exercised in the event of acquisitions, mergers or initial public offerings, and cancelled due to events such as bankruptcies, restructuring activities or additional financings. These events cause the expected remaining life assumption to be shorter than the contractual term of the warrants. Significant increases or decreases in this unobservable input could result in a significantly higher or lower fair value, but a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in this unobservable input.

Under certain circumstances, the Company may use an alternative technique to value warrants that better reflects the warrants’ fair values, such as an expected settlement of a warrant in the near term, a model that incorporates a put feature associated with the warrant, or the price paid or realized in a recently completed transaction or binding offer received in an arms-length transaction. The fair value may be determined based on the expected proceeds to be received from such settlement or based on the net present value of the expected proceeds from the put option.
These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the fair value of investments that do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a fair value may then be determined.
Equity Investments.   The fair value of an equity investment in a privately held company is initially the face value of the amount invested. The Company adjusts the fair value of equity investments in private companies upon the completion of a new third-party round of equity financing subsequent to the Company’s investment. The Company may make adjustments to fair value, absent a new equity financing event, based upon positive or negative changes in a portfolio company’s financial or operational performance. The Company may also reference comparable transactions and/or secondary market transactions in connection with its determination of fair value. The fair value of an equity investment in a publicly traded company is based upon the closing public share price on the date of measurement. These assets are recorded at fair value on a recurring basis. These valuation methodologies involve a significant degree of judgment. There is no single standard for determining the fair value of investments that do not have an active public market. Valuations of privately held investments are inherently uncertain, as they are based on estimates, and their values may fluctuate over time. The determination of fair value may differ materially from the values that would have been used if an active market for these investments existed. In some cases, the fair value of such investments is best expressed as a range of values derived utilizing different methodologies from which a fair value may then be determined.
Fair Value of Financial Instruments
The carrying amounts of the Company’s financial instruments, including cash and accrued liabilities, approximate fair value due to their short-term nature.

Investment Classification
The Company is a non-diversified company within the meaning of the 1940 Act. The Company classifies its investments by level of control. As defined in the 1940 Act, control investments are those where there is the ability or power to exercise a controlling influence over the management or policies of a company. Control is generally deemed to exist when a company or individual possesses or has the right to acquire within 60 days or less, a beneficial ownership of more than 25.0% of the voting securities of an investee company. Affiliated investments and affiliated companies are defined by a lesser degree of influence and are deemed to exist through the possession outright, or via the right to acquire within 60 days or less, beneficial ownership of 5.0% or more of the outstanding voting securities of a company.
Investments are recognized when the Company assumes an obligation to acquire a financial instrument and assumes the risks for gains or losses related to that instrument. Investments are derecognized when the Company assumes an obligation to sell a financial instrument and foregoes the risks for gains or losses related to that instrument. Specifically, the Company records all security transactions on a trade date basis. Investments in other, non-security financial instruments, such as limited partnerships or private companies, are recorded on the basis of subscription date or redemption date, as applicable. Amounts for investments recognized or derecognized but not yet settled will be reported as receivables for investments sold and payables for investments acquired, respectively, on the Statements of Assets and Liabilities.
Income Taxes
The Company elected to be treated as a RIC under Subchapter M of the Code starting with its taxable year ended December 31, 2016 and intends to qualify annually for the tax treatment applicable to RICs. Generally, a RIC is not subject to federal income taxes on distributed income and gains so long as it meets certain source-of-income and asset diversification requirements and it distributes at least 90% of its net ordinary income and net short-term capital gains in excess of its net long-term capital losses, if any, to its stockholders. So long as the Company obtains and maintains its status as a RIC, it generally will not pay corporate-level U.S. federal income taxes on any ordinary income or capital gains that it distributes at least annually to its stockholders as dividends. Rather, any tax liability related to income earned by the Company represents obligations of the Company’s investors and will not be reflected in the financial statements of the Company. The Company intends to make sufficient distributions to maintain its RIC status each year and it does not anticipate paying any material federal income taxes in the future.
Depending on the level of taxable income earned in a tax year, we may choose to carry forward such taxable income in excess of current year dividend distributions from such current year taxable income into the next tax year and pay a 4% excise tax on such income, as required. If we determine that our estimated current year taxable income will exceed our estimated dividend distributions for the current year from such income, we accrue excise tax on estimated excess taxable income as such taxable income is earned. For the years ended December 31, 2020, 2019, and 2018, we recorded an expense of $1,319, $99,549, and $183,510, respectively, for U.S. federal excise tax, which is included in tax expense in the statement of operations. Differences between taxable income and net increase in net assets resulting from operations either can be temporary, meaning they will reverse in the future, or permanent. In accordance with Section 946-205-45-3 of the ASC, permanent tax differences are reclassified from accumulated undistributed earnings to paid-in-capital at the end of each year and have no impact on total net assets. For the years ended December 31, 2020, 2019, and 2018, the Company reclassified for book purposes amounts arising from permanent book/tax differences related to non-deductible excise taxes paid as follows:
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Additional paid-in capital	$(1,765)	$(99,549)	$(183,510)
Accumulated undistributed earnings	1,765	99,549	183,510
For U.S. federal income tax purposes, distributions paid to stockholders are reported as ordinary income, return of capital, long term capital gains or a combination thereof. The tax character of distributions paid for the years ended December 31, 2020, 2019, and 2018 was as follows:

	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Ordinary income	$39,518,000	$40,651,335	$7,283,810
Long-term capital gain	191,233	—	—
Return of capital	—	—	—
Certain stockholders who are deemed “Affected Investors” as a result of the Company not being a publicly traded Regulated Investment Company may have additional taxable income.
For U.S. federal income tax purposes, the tax cost of investments as of December 31, 2020, 2019 and 2018 was $619,496,230, $480,118,372, and $304,063,822, respectively. The net unrealized appreciation (depreciation) on investments owned at December 31, 2020, 2019 and 2018 was $2,330,420, $(12,136,672), and $277,495, respectively. For the year ended December 31, 2020, gross unrealized appreciation and depreciation was $21,395,985 and $(19,065,565), respectively. For the year ended December 31, 2019, gross unrealized appreciation and depreciation was $6,121,374 and $(18,258,046), respectively.
At December 31, 2020, 2019 and 2018, the components of distributable earnings on a tax basis detailed below differ from the amounts reflected in the Company’s Statements of Assets and Liabilities by temporary and other book/tax differences, primarily relating to the tax treatment of debt modifications, as follows:
	December 31, 2020	December 31, 2019	December 31, 2018
Net increase in net assets resulting from operations	$46,979,900	$27,646,400	$11,757,516
Net change in unrealized appreciation (depreciation) on investments	(14,257,592)	9,416,462	8,693
Other book to tax differences	(231,829)	2,940,608	347,516
Taxable income	32,490,479	40,003,470	12,113,725
Distributed during the year	35,527,183	35,821,420	7,283,810
Accumulated undistributed earnings on a tax basis	$(3,036,704)	$4,182,050	$4,829,915
For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. For the years ended December 31, 2020 and 2019, the Company had a long-term capital loss carryforward of $4,358,511 and $0, respectively. The Company had no long-term capital loss carryforward for the year ended December 31, 2018.
The Company accounts for income taxes in conformity with ASC Topic 740  —  Income Taxes (“ASC 740”). ASC 740 provides guidelines for how uncertain tax positions should be recognized, measured, presented and disclosed in Financial Statements. ASC 740 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Company’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions deemed to meet a “more-likely-than-not” threshold would be recorded as a tax benefit or expense in the current period. The Company recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. There were no material uncertain income tax positions at December 31, 2020, December 31, 2019 or December 31, 2018. Although we file federal and state tax returns, our major tax jurisdiction is federal. The previous three year-ends and the interim tax period since then remain subject to examination by the Internal Revenue Service.
If the Company does not distribute (or is not deemed to have distributed) each calendar year the sum of   (1) 98% of its net ordinary income for each calendar year, (2) 98.2% of its capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income recognized, but not distributed, in preceding years (the “Minimum Distribution Amount”), the Company will generally be required to pay a U.S. federal excise tax equal to 4% of the amount by which the Minimum Distribution Amount exceeds the distributions for the year. To the extent that the Company determines that its estimated current year annual taxable income will be in excess of estimated current year dividend distributions from such taxable income, the

Company accrues excise taxes, if any, on estimated excess taxable income as taxable income is earned using an annual effective excise tax rate. The annual effective U.S. federal excise tax rate is determined by dividing the estimated annual excise tax by the estimated annual taxable income.
If the Company does not qualify to be treated as a RIC for any taxable year, the Company will be taxed as a regular corporation (a “C corporation”) under subchapter C of the Code for such taxable year. If the Company has previously qualified as a RIC but is subsequently unable to qualify for treatment as a RIC, and certain amelioration provisions are not applicable, the Company would be subject to U.S. federal income tax on all of its taxable income (including its net capital gains) at regular corporate rates. The Company would not be able to deduct distributions to stockholders, nor would it be required to make distributions. In order to requalify as a RIC, in addition to the other requirements discussed above, the Company would be required to distribute all of its previously undistributed earnings attributable to the period it failed to qualify as a RIC by the end of the first year that it intends to requalify as a RIC. If the Company fails to requalify as a RIC for a period greater than two taxable years, it may be subject to regular corporate-level U.S. federal income tax on any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the Company had been liquidated) that it elects to recognize on requalification or when recognized over the next five years.
Per Share Information
Basic and diluted earnings/(loss) per common share is calculated using the weighted-average number of common shares outstanding for the period presented. For the years ended December 31, 2020, 2019 and 2018, basic and diluted earnings/(loss) per share were the same because there were no potentially dilutive securities outstanding. Per share data is based on the weighted-average shares outstanding.
Distributions
The Company generally intends to distribute, out of assets legally available for distribution, substantially all of its available earnings, on a quarterly basis, subject to the discretion of the Board of Directors. For the year ended December 31, 2020, the Company declared and paid dividends in the amount of $39,709,233 of which $7,265,785 was distributed in cash and the remainder distributed in shares to stockholders pursuant to the Company’s dividend reinvestment program. For the year ended December 31, 2019, the Company declared and paid dividends in the amount of $40,651,334 of which $8,192,547 was distributed in cash and the remainder distributed in shares to stockholders pursuant to the Company’s dividend reinvestment program. For the year ended December 31, 2018, the Company declared and paid dividends in the amount of $7,283,810 of which $1,428,498 was distributed in cash and the remainder distributed in shares to stockholders pursuant to the Company’s dividend reinvestment program.
Organization and Offering Costs
Organization costs include, among other things, the cost of organizing as a Maryland corporation, including the cost of legal services and other fees pertaining to our organization, all of which are expensed as incurred. Offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s private placement memorandum and other offering documents, including travel-related expenses related to the Initial Private Offering. Pursuant to the investment advisory agreement between the Company and RGC, as subsequently amended and restated (the “Advisory Agreement”), the Company and RGC agreed that organization and offering costs incurred in connection with the Initial Private Offering would be borne by the Company up to a maximum amount of $1,000,000, provided that the amount of such costs in excess of $1,000,000 would be paid by RGC. As of December 31, 2016, the Company had already incurred the maximum amount of $1,000,000 in organization and offering costs incurred in connection with the Initial Private Offering. As a result, for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, the Company did not incur any organization or offering expenses in connection with the Initial Private Offering.
Offering costs related to new or follow on offerings will be accumulated and charged to additional paid in capital at the time of closing beginning in 2019. These offering costs are subject to a cap of $600,000, excluding placement agent fees which have no cap, of which the Company will bear the cost. As of December 31, 2020, the Company had accumulated and recorded $608,989 of deferred offering costs. As of December 31, 2020,

$154,738 in placement agent fees had been incurred. As of December 31, 2019, the Company had accumulated and recorded $510,027 of deferred offering costs. As of December 31, 2019, $123,009 in placement agent fees had been incurred. Under the terms of the Second Private Offering, offering costs in excess of $600,000, excluding placement agent fees, will be reimbursed by RGC.
Recent Accounting Pronouncements
In June 2016, the FASB issued ASU 2016-13 Financial Instruments  —  Credit Losses (Topic 326): Measurement of Credit Losses on Financial Instruments to replace the incurred loss model for loans and other financial assets with an expected loss model, which is referred to as the current expected credit loss (CECL) model. The CECL model is applicable to the measurement of credit losses on financial assets measured at amortized cost, including loan receivables and held-to maturity debt securities. It also applies to off-balance sheet credit exposures not accounted for as insurance (loan commitments, stand-by letters of credit, financial guarantees, and other similar instruments) and net investments in certain leases recognized by a lessor. Effective January 1, 2020, the Company adopted ASU 2016-13 under a modified retrospective approach for all financial assets measured at amortized cost. There was no adjustment recorded to distributable losses for the cumulative effect of adopting ASU 2016-13 as amortized cost has approximated fair value.
In August 2018, the FASB issued ASU 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework  —  Changes to the Disclosure Requirements for Fair Value Measurement, which changes the fair value measurement disclosure requirements of ASC 820. The key provisions include new, eliminated and modified disclosure requirements. The new guidance is effective for fiscal years beginning after December 15, 2019, including interim periods therein. Early application is permitted. The Company adopted ASU 2018-13 effective January 1, 2020. The adoption of this accounting standard had no material effect on the Company’s financial statements.
In March 2020, the FASB issued ASU 2020-04 Reference Rate Reform (Topic 848) — Facilitation of the effects of reference rate reform on financial reporting. The amendments in this update provide optional expedients and exceptions for applying U.S. GAAP to certain contracts and hedging relationships that reference LIBOR or another reference rate expected to be discontinued due to reference rate reform and became effective upon issuance for all entities. The Company has agreements that have LIBOR as a reference rate with certain portfolio companies and also with certain lenders. These agreements include language for choosing an alternative successor rate if LIBOR reference is no longer considered to be appropriate. Such contract modifications are required to be evaluated in determining whether the modifications result in the establishment of new contracts or the continuation of existing contracts. The new guidance is effective as of March 12, 2020 through December 21, 2022. The Company is currently evaluating its effective date for adoption and the impact the adoption of this new accounting standard will have on its financial statements, however the impact of the adoption is not expected to be material.
Note 3 — Commitments and Contingencies
In the normal course of business, the Company may enter into investment agreements under which it commits to make an investment in a portfolio company at some future date or over a specified period of time.
At December 31, 2020, the Company had $49,085,569 in unfunded loan commitments to provide debt financing to its portfolio companies. The balance of unfunded commitments to extend financing as of December 31, 2020 was as follows:
Portfolio Company	Investment Type	December 31, 2020
CloudPassage, Inc.	Senior Secured Term Loan	$2,500,000
Credit Sesame, Inc.	Revolving Line	585,569
Gynesonics, Inc.	Senior Secured Term Loan	20,000,000
ShareThis, Inc.	Senior Secured Term Loan	1,000,000
VERO Biotech LLC	Senior Secured Term Loan	25,000,000
Total unused commitments to extend financing		$49,085,569

At December 31, 2019, the Company had $40,000,000 in unfunded loan commitments to provide debt financing to its portfolio companies. The balance of unfunded commitments to extend financing as of December 31, 2019 was as follows:
Portfolio Company	Investment Type	December 31, 2019
Aria Systems, Inc.	Senior Secured Term Loan	2,500,000
Brilliant Earth, LLC	Senior Secured Term Loan	5,000,000
CloudPassage, Inc.	Senior Secured Term Loan	2,500,000
Dejero Labs Inc.	Senior Secured Term Loan	4,000,000
Dtex Systems, Inc.	Senior Secured Term Loan	7,000,000
eSilicon Corporation	Revolving Line	1,000,000
INRIX, Inc.	Senior Secured Term Loan	8,000,000
Longtail Ad Solutions, Inc. (dba JW Player)	Senior Secured Term Loan	5,000,000
Massdrop Inc.	Senior Secured Term Loan	5,000,000
Total unused commitments to extend financing		$40,000,000
The Company’s management believes that its available cash balances, availability under the Credit Agreement and/or ability to drawdown capital from investors provides sufficient funds to cover its unfunded commitments as of December 31, 2020. The Company has evaluated the expected net future cash flows related to unfunded commitments and determined the fair value to be zero as of December 31, 2020 and December 31, 2019.
The Company is currently not subject to any material legal proceedings, nor, to its knowledge, is any material proceeding threatened against the Company. From time to time, the Company may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of its rights under contracts with its portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, the Company does not expect that these proceedings will have a material effect upon its business, financial condition or results of operations.
Note 4 — Concentration of Credit Risk
In the normal course of business, the Company maintains its cash balances in financial institutions, which at times may exceed federally insured limits. The Company is subject to credit risk to the extent that any financial institution with which it conducts business is unable to fulfill contractual obligations on its behalf. Management monitors the financial condition of those financial institutions and does not currently anticipate any losses from these counterparties.

Note 5 — Net Increase/(Decrease) in Net Assets Resulting from Operations per Common Share
The following information sets forth the computation of basic income/losses per common share for the years ended December 31, 2020, 2019 and 2018:
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018
Net increase in net assets resulting from operations	$46,979,900	$27,646,400	$11,757,516
Weighted-average shares outstanding for the period
Basic	27,617,425	18,701,021	9,300,960
Diluted	27,617,425	18,701,021	9,300,960
Per Share Data(1):
Basic and diluted income per common share
Basic	$1.70	$1.48	$1.26
Diluted	$1.70	$1.48	$1.26

(1)
Per share data is based on average weighted shares outstanding.

Note 6 — Net Assets
The Company has the authority to issue 100,000,000 shares of common stock, $0.01 par value per share.
During the year ended December 31, 2020, the Company issued 2,248,483 shares for $32,443,448 in connection with the reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2020:
	Common Stock		Additional Paid-in Capital	Distributable (Losses) Earnings	Total Net Assets
	Shares	Amount
Balance, beginning of year	25,811,214	$258,112	$384,369,854	$(8,314,745)	$376,313,221
Issuance of common stock	3,354,354	33,544	50,281,764	—	50,315,308
Reinvestment of dividends	2,248,483	22,484	32,420,964	—	32,443,448
Offering costs	—	—	(98,959)	—	(98,959)
Net investment income	—	—	—	38,069,717	38,069,717
Net realized gain (loss) on investments	—	—	—	(5,347,409)	(5,347,409)
Net change in unrealized appreciation (depreciation) on investments	—	—	—	14,257,592	14,257,592
Dividends declared	—	—	—	(39,709,233)	(39,709,233)
Tax reconciliation of stockholders’ equity in accordance with U.S. GAAP	—	—	(101,319)	101,319	—
Balance, end of year	31,414,051	$314,140	$466,872,304	$(942,759)	$466,243,685

During the year ended December 31, 2019, the Company issued 2,177,466 shares for $32,458,787 in connection with the reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2019:
	Common Stock		Additional Paid-in Capital	Distributable (Losses) Earnings	Total Net Assets
	Shares	Amount
Balance, beginning of year	11,056,595	$110,566	$162,568,188	$4,690,641	$167,369,395
Issuance of common stock	12,577,153	125,771	189,874,229	—	190,000,000
Reinvestment of dividends	2,177,466	21,775	32,437,012	—	32,458,787
Offering costs	—	—	(510,027)	—	(510,027)
Net investment income	—	—	—	36,453,831	36,453,831
Net realized gain (loss) on investments	—	—	—	609,031	609,031
Net change in unrealized appreciation (depreciation) on investments	—	—	—	(9,416,462)	(9,416,462)
Dividends declared	—	—	—	(40,651,334)	(40,651,334)
Tax reconciliation of stockholders’ equity in accordance with U.S. GAAP	—	—	452	(452)	—
Balance, end of year	25,811,214	$258,112	$384,369,854	$(8,314,745)	$376,313,221
During the year ended December 31, 2018, the Company issued 390,924 shares for $5,855,312 in connection with the reinvestment of dividends. The following table summarizes capital activity during the year ended December 31, 2018:
	Common Stock		Additional Paid-in Capital	Distributable (Losses) Earnings	Total Net Assets
	Shares	Amount
Balance, beginning of year	8,668,334	$86,683	$126,920,269	$33,425	$127,040,377
Issuance of common stock	1,997,337	19,973	29,980,027	—	30,000,000
Reinvestment of dividends	390,924	3,910	5,851,402	—	5,855,312
Offering costs	—	—	—	—	—
Net investment income	—	—	—	11,706,417	11,706,417
Net realized gain (loss) on investments	—	—	—	59,792	59,792
Net change in unrealized appreciation (depreciation) on investments	—	—	—	(8,693)	(8,693)
Dividends declared	—	—	—	(7,283,810)	(7,283,810)
Tax reconciliation of stockholders’ equity in accordance with U.S. GAAP	—	—	(183,510)	183,510	—
Balance, end of year	11,056,595	$110,566	$162,568,188	$4,690,641	$167,369,395

The common shares issued, the price per share and the proceeds raised, since inception, are detailed in the following table:
Issuance Date	Shares Issued	Price Per Share	Gross Proceeds
October 8, 2015	1,667	$15.00	$25,000
December 22, 2016	333,333	15.00	5,000,000
April 19, 2017	1,000,000	15.00	15,000,000
June 26, 2017	1,666,667	15.00	25,000,000
September 12, 2017	2,666,667	15.00	40,000,000
December 22, 2017	3,000,000	15.00	45,000,000
May 31, 2018(1)	70,563	14.82	1,045,570
August 31, 2018(1)	117,582	14.92	1,754,244
September 27, 2018	1,997,337	15.02	30,000,000
November 15, 2018(1)	202,779	15.07	3,055,498
January 14, 2019	4,344,964	15.19	66,000,000
March 26, 2019(1)	326,431	15.14	4,942,168
May 21, 2019(1)	374,783	15.13	5,670,467
May 24, 2019	3,232,189	15.16	49,000,000
July 16, 2019(1)	464,986	15.13	7,035,236
August 26, 2019(1)	480,121	14.76	7,088,143
October 15, 2019	1,666,667	15.00	25,000,000
November 12, 2019(1)	43,979	14.76	649,123
December 20, 2019	3,333,333	15.00	50,000,000
December 23, 2019(1)	487,166	14.52	7,073,650
March 20, 2020(1)	575,132	14.58	8,385,423
March 31, 2020	21,021	15.00	315,308
May 21, 2020(1)	529,020	14.25	7,538,541
August 6, 2020(1)	550,639	14.41	7,934,712
October 15, 2020	3,333,333	15.00	50,000,000
November 12, 2020(1)	593,692	14.46	8,584,772
Total	31,414,051		$471,097,855

(1)
Shares were issued as part of the dividend reinvestment program.

In connection with the Initial Private Offering, the Company issued 18,241,157 shares of our common stock to stockholders for a total purchase price of $275,000,000. Between June 14, 2019 and December 31, 2020, the Company accepted $174,673,500 in capital commitments under its Second Private Offering. As of December 31, 2020 and December 31, 2019, respectively, the Company issued 8,352,251 and 5,000,000 shares of common stock for aggregate proceeds of $125,283,766 and $75,000,000 under the Second Private Offering, respectively. In March 2020, the Company issued 2,103 shares as an additional direct investment at $15.00 per share for total proceeds of $31,542 by Runway Growth Holdings LLC, an affiliate of RGC.
Capital commitments may be drawn down by the Company on a pro rata basis, as needed, upon not less than ten (10) days’ prior written notice for the purposes of funding the Company’s investments (including follow-on investments), paying the Company’s expenses, including fees under the Advisory Agreement, and/or maintaining a reserve account for the payment of future expenses or liabilities.

Note 7 — Related Party Agreements and Transactions
Advisory Agreement
On November 29, 2016, the Company’s Board of Directors approved an investment advisory agreement between RGC and the Company, under which RGC, subject to the overall supervision of the Board of Directors, manages the day-to-day operations of and provides investment advisory services to the Company (the “Prior Agreement”). On August 3, 2017, the Board of Directors approved the Advisory Agreement and recommended that the Company’s stockholders approve the Advisory Agreement. The Advisory Agreement became effective on September 12, 2017 upon approval by the stockholders at a special meeting of stockholders of the Company and was most recently renewed by the Company’s Board of Directors at a virtual meeting on August 5, 2020. In reliance upon certain exemptive relief granted by the SEC in connection with the global COVID-19 pandemic, the Board of Directors undertook to ratify the Advisory Agreement at its next in-person meeting. Under the terms of the Advisory Agreement, RGC:
•
determines the composition of the Company’s portfolio, the nature and timing of the changes to the portfolio and the manner of implementing such changes;

•
identifies, evaluates and negotiates the structure of the investments the Company makes;

•
executes, closes and monitors the investments the Company makes;

•
determines the securities and other assets that the Company will purchase, retain or sell;

•
performs due diligence on prospective investments; and

•
provides the Company with other such investment advisory, research and related services as the Company may, from time to time, reasonably require for the investment of its funds.

Pursuant to the Advisory Agreement, the Company pays RGC a fee for its investment advisory and management services consisting of two components  —  a base management fee and an incentive fee. The cost of both the base management fee and incentive fee are ultimately borne by the Company’s stockholders.
Base Management Fee
The base management fee is payable on the first day of each calendar quarter, is subject to an annual cap based on RGC’s actual operating expenses and is calculated based on the Capital Commitments (as defined below) and assets purchased with borrowed funds or other forms of leverage (collectively, the “Pre-Spin-Off Gross Assets”) during the preceding calendar quarter. For purposes of the Advisory Agreement, “Capital Commitments” is defined as the aggregate amount of capital committed to the Company by investors as of the end of the most recently completed calendar quarter. On September 12, 2017, without changing the base management fee percentage, the Prior Agreement was amended to provide clarification as to the calculation of the base management fee. Prior to amendment, the base management fee was collected on the first day of each quarter based on an estimate of actual operating expenses, not to exceed 1.75% per annum, for the following quarter with an implied, though not defined “true-up” mechanism effected once all actual costs were known. The Advisory Agreement defines the process and timing of the true-up and base management fee. The base management fee is now collected at the maximum annualized rate of 1.75% per annum with a comparison of actual expenses for the immediately preceding calendar year to occur on or before March 31 of the subsequent calendar year, with any excess management fee collected when compared to actual operating expenses credited against the base management fee payable for subsequent quarters.
Until the earlier of (1) the consummation of an initial public offering (“IPO”) of the Public Fund (defined below) in connection with a Spin-Off transaction (defined below) and (2) the earliest date at which (a) all Capital Commitments have been called for investments and/or expenses and (b) the Company holds no more than 10.0% of its total assets in cash, the base management fee will be an amount equal to 0.4375% (1.75% annualized) of the Pre-Spin-Off Gross Assets at the end of the most recently completed calendar quarter, provided, however, that the base management fee payable in a calendar year will not exceed the actual operating expenses incurred by RGC during such calendar year (the “Management Fee Cap”). No later than March 31 of each calendar year, RGC will provide the Company a reconciliation of the actual operating expenses incurred by RGC for the prior calendar year and the base management fee paid to RGC for such prior calendar year. To the extent the base management fee paid to RGC for such prior calendar year exceeds the

Management Fee Cap (the “Excess Fee”) for such prior calendar year, the base management fee payable to RGC for the second calendar quarter and each subsequent quarter immediately following such calendar year will be reduced by the Excess Fee until such time as the Excess Fee for the prior calendar year has been reduced to zero. For the avoidance of doubt, actual operating expenses of RGC for a particular year will not include any reduction in base management fees as a result of Excess Fees paid by the Company.
For purposes of the Advisory Agreement, a “Spin-Off transaction” includes a transaction whereby the Company offers its stockholders the option to elect to either (i) retain their ownership of shares of the Company’s common stock; (ii) exchange their shares of the Company’s common stock for shares of common stock in a newly formed entity (the “Public Fund”) that will elect to be regulated as a BDC under the 1940 Act and treated as a RIC under Subchapter M of the Code, and will use its commercially reasonable best efforts to complete an IPO of shares of its common stock not later than three years after the Company’s final closing of the Initial Private Offering, which occurred on December 1, 2017; or (iii) exchange their shares of the Company’s common stock for interests of one or more newly formed entities (each, a “Liquidating Fund”) that will each be organized as a limited liability company, and which will, among other things, seek to complete an orderly wind down and/or liquidation of any such Liquidating Fund.
Following the earlier of (1) the consummation of an IPO of the Public Fund in connection with a Spin-Off transaction and (2) the earliest date at which (a) all Capital Commitments have been called for investments and/or expenses and (b) the Company holds no more than 10.0% of its total assets in cash, the base management fee will be an amount equal to 0.4375% (1.75% annualized) of the Company’s average daily Gross Assets (defined below) during the most recently completed calendar quarter for so long as the aggregate amount of Gross Assets of the Company as of the end of the most recently completed calendar quarter is less than $500,000,000. For purposes of the Advisory Agreement, “Gross Assets” is defined as the Company’s gross assets, including assets purchased with borrowed funds or other forms of leverage, as well as any paid-in-kind interest, as of the end of the most recently completed fiscal quarter. If the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $500,000,000, but less than $1,000,000,000, the base management fee will be an amount equal to 0.40% (1.60% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter. If the aggregate amount of the Company’s Gross Assets as of the end of the most recently completed calendar quarter is equal to or greater than $1,000,000,000, the base management fee will be an amount equal to 0.375% (1.50% annualized) of the Company’s average daily Gross Assets during the most recently completed calendar quarter.
RGC earned base management fees of $6,831,566, $5,105,009 and $4,812,500 for the years ended December 31, 2020, 2019 and 2018, respectively. There were no excess fees paid during any of these years.
Incentive Fee
The incentive fee, which provides RGC with a share of the income that RGC generates for the Company, consists of an investment-income component and a capital-gains component, which are largely independent of each other, with the result that one component may be payable even if the other is not.
Under the investment-income component (the “Income Incentive Fee”), the Company will pay RGC each quarter an incentive fee with respect to the Company’s Pre-Incentive Fee net investment income. The Income Incentive Fee is calculated and payable quarterly in arrears based on the Pre-Incentive Fee net investment income for the immediately preceding fiscal quarter. Payments based on Pre-Incentive Fee net investment income will be based on the Pre-Incentive Fee net investment income earned for the quarter. For this purpose, “Pre-Incentive Fee net investment income” means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, managerial and consulting fees or other fees that the Company receives from portfolio companies) that the Company accrues during the fiscal quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement with the Administrator (the “Administration Agreement”), and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee); provided however, that Pre-Incentive Fee net investment income will be reduced by multiplying the Pre-Incentive Fee net investment income earned for the quarter by a fraction, the numerator of which is the Company’s average daily Gross Assets during the immediately preceding fiscal quarter minus average daily borrowings during the immediately preceding fiscal quarter, and the denominator of which is the

Company’s average daily Gross Assets during the immediately preceding fiscal quarter. Pre-Incentive Fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income the Company has not yet received in cash; provided, however, that the portion of the Income Incentive Fee attributable to deferred interest features will be paid, only if and to the extent received in cash, and any accrual thereof will be reversed if and to the extent such interest is reversed in connection with any write off or similar treatment of the investment giving rise to any deferred interest accrual, applied in each case in the order such interest was accrued. Such subsequent payments in respect of previously accrued income will not reduce the amounts payable for any quarter pursuant to the calculation of the Income Incentive Fee described above. Pre-Incentive Fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.
Pre-Incentive Fee net investment income, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of the immediately preceding fiscal quarter, will be compared to a “hurdle rate” of 2.0% per quarter (8.0% annualized). The Company will pay RGC an Income Incentive Fee with respect to the Company’s Pre-Incentive Fee net investment income in each calendar quarter as follows: (1) no Income Incentive Fee in any calendar quarter in which the Company’s Pre-Incentive Fee net investment income does not exceed the hurdle rate of 2.0%; (2) 80% of the Company’s Pre-Incentive Fee net investment income with respect to that portion of such Pre-Incentive Fee net investment income, if any, that exceeds the hurdle rate but is less than 2.667% in any calendar quarter (10.668% annualized) (the portion of the Company’s Pre-Incentive Fee net investment income that exceeds the hurdle but is less than 2.667% is referred to as the “catch-up”; the “catch-up” is meant to provide RGC with 20.0% of the Company’s Pre-Incentive Fee net investment income as if a hurdle did not apply if the Company’s Pre-Incentive Fee net investment income exceeds 2.667% in any calendar quarter (10.668% annualized)); and (3) 20.0% of the amount of the Company’s Pre-Incentive Fee net investment income, if any, that exceeds 2.667% in any calendar quarter (10.668% annualized) payable to RGC (once the hurdle is reached and the catch-up is achieved, 20.0% of all Pre-Incentive Fee net investment income thereafter is allocated to RGC).
Until the consummation of an IPO of the Public Fund in connection with a Spin-Off transaction, in the event that (a) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC exceeds 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of the quarter and (b) the Pre-Incentive Fee net investment income adjusted to include any realized capital gains and losses (“Adjusted Pre-Incentive Fee net investment income”), expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the end of the quarter is less than 10.0%, no Income Incentive Fee will be payable for such quarter until the first subsequent quarter in which either (x) the sum of the Company’s cumulative net realized losses since the date of the Company’s election to be regulated as a BDC is equal to or less than 2.0% of the total non-control/non-affiliate investments made by the Company since the date of the Company’s election to be regulated as a BDC through the end of such subsequent quarter or (y) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), since the Company’s election to be regulated as a BDC through the of the end of the quarter equals or exceeds 10.0%; provided, however, that in no event will any Income Incentive Fee be payable for any prior quarter after the three-year anniversary of the end of such quarter.
After the consummation of an IPO of the Public Fund in connection with a Spin-Off transaction, in the event that (a) the sum of the Company’s cumulative net realized losses for the previous four fiscal quarters or, if fewer than four fiscal quarters have passed since such IPO, that number of fiscal quarters since such IPO (the “Look-Back Period”), exceeds 2.0% of the total non-control/non-affiliate investments (i) made by the Company during the Look-Back Period or (ii) transferred to the Public Fund in connection with a Spin-Off transaction during the Look-Back Period and (b) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), during the Look-Back Period is less than 10.0% no Income Incentive Fee will be payable for such quarter until the first subsequent quarter in which (x) the sum of the Company’s cumulative net realized losses for the Look-Back Period is equal to or less than 2.0% of the total non-control/non-affiliate investments (i) made by the Company during the Look-Back Period or (ii) transferred to the Public Fund in connection with a Spin-Off transaction during the Look-Back Period or (y) the Adjusted Pre-Incentive Fee net investment income, expressed as an annualized rate of return on the value of the Company’s average daily net assets (defined as total assets less liabilities), during the Look-Back Period equals or exceeds 10.0%; provided, however, that in no event will any Income Incentive Fee be paid for any prior quarter after the three-year anniversary of the end of such quarter.
Under the capital-gains component of the incentive fee (the “Capital Gains Fee”), the Company will pay RGC, as of the end of each calendar year, 20.0% of the Company’s aggregate cumulative realized capital gains, if any, from the date of the Company’s election to be regulated as a BDC through the end of that calendar year, computed net of the Company’s aggregate cumulative realized capital losses and aggregate cumulative unrealized capital depreciation through the end of such year, less the aggregate amount of any previously paid Capital Gains Fee; provided, however, that the Company will not pay the Capital Gains Fee to RGC for any calendar year in which the sum of the Company’s (1) Pre-Incentive Fee net investment income and (2) realized gains less realized losses and unrealized capital depreciation from the date of the Company’s election to be regulated as a BDC through the end of such calendar year, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of such calendar year is less than 8.0% until the first subsequent calendar quarter in which the sum of the Company’s (1) Pre-Incentive Fee net investment income and (2) realized gains less realized losses and unrealized capital depreciation from the date of the Company’s election to be regulated as a BDC through, and including, the end of such subsequent calendar quarter, expressed as a rate of return on the value of the Company’s net assets (defined as total assets less liabilities) at the end of such calendar quarter is equal to or exceeds 8.0%; provided, further, that in no event will any Capital Gains Fee be paid for any prior year after the three-year anniversary of the end of such year. For the foregoing purpose, the Company’s “aggregate cumulative realized capital gains” will not include any unrealized appreciation. If such amount is negative, then no Capital Gains Fee will be payable for such year.
RGC earned incentive fees for the year ended December 31, 2020 of $7,260,656. $5,407,305 of the incentive fees for the year ended December 31, 2020 were earned, payable in cash, and $1,853,351 of the incentive fees for the year ended December 31, 2020 were accrued and generated from deferred interest (i.e., PIK and certain discount accretion) and are not payable pending receipt of cash by the Company. RGC earned incentive fees for the year ended December 31, 2019 of $8,349,449. $6,500,502 of the incentive fees for the year ended December 31, 2019 were earned, payable in cash, and $1,848,947 of the incentive fees for the year ended December 31, 2019 were accrued and generated from deferred interest (i.e., PIK and certain discount accretion) and are not payable pending receipt of cash by the Company. RGC earned incentive fees for the year ended December 31, 2018 of $1,411,324. $711,868 of the incentive fees for the year ended December 31, 2018 were earned, payable in cash, and $359,698 of the incentive fees for the year ended December 31, 2018 were accrued and deferred (i.e., PIK and certain discount accretion) and are not payable pending receipt of cash by the Company. Both currently payable in cash, $1,892,430 and $1,586,533, and deferred incentive fees, $3,114,635 and $1,845,873, are included in accrued incentive fees on the Statements of Assets and Liabilities as of December 31, 2020 and December 31, 2019, respectively.
The capital gains incentive fee consists of fees related to realized gains, realized capital losses and unrealized capital depreciation. With respect to the incentive fee expense accrual related to the capital gains incentive fee, U.S. GAAP requires that the capital gains invective fee accrual consider the cumulative aggregate unrealized appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized appreciation were realized even though such unrealized appreciation is not permitted to be considered in calculating the fee actually payable under the Advisory Agreement. As of each of December 31, 2020 and December 31, 2019, there was no capital gains incentive fee accrued, earned or payable to RGC under the Advisory Agreement.
Spin-Off Incentive Fee
The Income Incentive Fee will be payable in connection with a Spin-Off transaction. The Income Incentive Fee will be calculated as of the date of the completion of each Spin-Off transaction and will equal the amount of Income Incentive Fee that would be payable to RGC if   (1) all of the Company’s investments were liquidated for their current value and any unamortized deferred portfolio investment-related fees would be deemed accelerated, (2) the proceeds from such liquidation were used to pay all of the Company’s outstanding liabilities, and (3) the remainder were distributed to the Company’s stockholders and paid as incentive fee in accordance with the Income Incentive Fee described in clauses (1) and (2) above for determining the amount of the Income Incentive Fee; provided, however, that in no event will the Income Incentive Fee paid in connection with the completion of a Spin-Off transaction (x) include the portion of the Income Incentive Fee attributable to deferred interest features of a particular investment that is not transferred pursuant to a Spin-Off transaction until such time as the deferred interest is received in cash, or (y) exceed 20.0% of the Company’s Pre-Incentive Fee net investment income accrued by the Company for the fiscal quarter as of the date of the completion of the Spin-Off transaction. The Company will make the payment of the Income Incentive Fee paid in connection with the completion of a Spin-Off transaction in cash on or immediately following the date of the completion of a Spin-Off transaction. After a Spin-Off transaction, all calculations relating to the incentive fee payable will be made beginning on the day immediately following the completion of the Spin-Off transaction without taking into account the exchanged shares of the Company’s common stock (or contributions, distributions or proceeds relating thereto).
The Capital Gains Fee will be payable in respect of the exchanged shares of the Company’s common stock in connection with a Spin-Off transaction and will be calculated as of the date of the completion of a Spin-Off transaction as if such date were a calendar year-end for purposes of calculating and paying the Capital Gains Fee.
No Income Incentive Fee or Capital Gains Fee will be payable in connection with a Spin-Off transaction unless, on the date of the completion of a Spin-Off transaction, the sum of the Company’s (i) Pre-Incentive Fee net investment income and (ii) realized capital gains less realized capital losses and unrealized capital depreciation from the date of the Company’s election to be regulated as a BDC through, and including, the date of the completion of such Spin-Off transaction, is greater than 8.0% of the cumulative net investments made by the Company since the Company’s election to be regulated as a BDC.
Administration Agreement
The Company reimburses the Administrator for the allocable portion of overhead and other expenses incurred by the Administrator in performing its obligations under the Administration Agreement, including furnishing the Company with office facilities, equipment and clerical, bookkeeping and recordkeeping services at such facilities, as well as providing other administrative services. In addition, the Company reimburses the Administrator for the fees and expenses associated with performing compliance functions, and the Company’s allocable portion of the compensation of certain of its officers, including the Company’s Chief Financial Officer, Chief Compliance Officer and any administrative support staff. Pursuant to the terms of the Administration Agreement, the amounts payable to the Administrator by the Company in any fiscal year will not exceed the greater of   (i) 0.75% of the aggregate capital commitments as of the end of the most recently completed fiscal year and (ii) $1.0 million.
The Company reimbursed the Administrator $546,073 during the year ended December 31, 2020. As of December 31, 2020, the Company had accrued a net payable to the Administrator of $143,515. Of the total amount reimbursed to the Administrator, $532,879 was related to overhead allocation expense for the year ended December 31, 2020. The Company reimbursed the Administrator $1,168,188 during the year ended December 31, 2019. As of December 31, 2019, the Company had accrued a net payable to the Administrator of   $81,537. Of the total amount reimbursed to the Administrator, $827,464 was related to overhead allocation expense for the year ended December 31, 2019. The Company reimbursed the Administrator $614,405 during the year ended December 31, 2018. As of December 31, 2018, the Company had accrued a net payable to the Administrator of   $116,697. Of the total amount reimbursed to the Administrator, $380,064 was related to overhead allocation expense for the year ended December 31, 2018. Administration fees, which include fees payable by the Administrator to third-party service providers who provide additional administration services for the Company, were $515,891, $490,022 and $209,761 for the years ended December 31, 2020, 2019 and 2018 respectively.
License Agreement
The Company has entered into a license agreement with RGC (the “License Agreement”) pursuant to which RGC has granted the Company a personal, non-exclusive, royalty-free right and license to use the name “Runway Growth Credit Fund”. Under the License Agreement, the Company has the right to use the “Runway Growth Credit Fund” name for so long as RGC or one of its affiliates remains the Company’s investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Runway Growth Credit Fund” name.
Oaktree Strategic Relationship
In December 2016, RGC entered into a strategic relationship with Oaktree Capital Management, L.P. (“Oaktree”). In connection with the strategic relationship, OCM Growth Holdings, LLC, a Delaware limited liability company (“OCM”) managed by Oaktree, made an initial $125.0 million capital commitment to the Company, which was subsequently increased to $139.0 million (the “Initial OCM Commitment”). On June 14, 2019, the Company accepted a capital commitment from OCM in the amount of  $112.5 million (the “Subsequent OCM Commitment” and, together with the Initial OCM Commitment, the “OCM Commitment”). OCM has granted a proxy to the Company pursuant to which the shares held by OCM will be voted in the same proportion as the Company’s other stockholders vote their shares.
In connection with the OCM Commitment, the Company entered into a stockholder agreement, dated December 15, 2016, with OCM, pursuant to which OCM has a right to nominate a member of the Company’s Board of Directors for election. Brian Laibow was appointed to the Company’s Board of Directors as OCM’s representative. OCM also holds an interest in RGC and has the right to appoint a member of RGC’s board of managers and a member of RGC’s investment committee. Brian Laibow is OCM’s initial appointee to RGC’s board of managers and investment committee.
Note 8 — Fair Value Measurements
The Company’s assets recorded at fair value have been categorized based upon a fair value hierarchy in accordance with ASC Topic 820. See Note 2 for discussion of the Company’s policies.
The following tables present information about the Company’s assets measured at fair value as of December 31, 2020 and 2019, respectively:
	As of December 31, 2020
	Level 1	Level 2	Level 3	Total
Portfolio Investments
Common Stock	$—	$521,940	$—	$521,940
Corporate Bonds	—	333,453	—	333,453
Senior Secured Term Loans	—	—	501,964,657	501,964,657
Preferred Stock	13,230,000	1,429,600	1,336,268	15,995,868
Warrants	—	—	33,008,672	33,008,672
Total Portfolio Investments	13,230,000	2,284,993	536,309,597	551,824,590
U.S. Treasury Bill	70,002,060	—	—	70,002,060
Total Investments	$83,232,060	$2,284,993	$536,309,597	$621,826,650
	As of December 31, 2019
	Level 1	Level 2	Level 3	Total
Portfolio Investments
Senior Secured Term Loans	$—	$—	$349,570,424	$349,570,424
Preferred Stock	—	—	437,515	437,515
Warrants	—	—	18,008,337	18,008,337
Total Portfolio Investments	—	—	368,016,276	368,016,276
U.S. Treasury Bill	99,965,423	—	—	99,965,423
Total Investments	$99,965,423	$—	$368,016,276	$467,981,699
The Company recognizes transfers into and out of the levels indicated above at the end of the reporting period. There were no transfers into or out of the levels during the years ended December 31, 2020 and 2019. The following table presents a rollforward of Level 3 assets measured at fair value as of December 31, 2020:

	Preferred Stock	Senior Secured Term Loans	Warrants	Total
Fair value at December 31, 2019	$437,515	$349,570,424	$18,008,337	$368,016,276
Amortization of fixed income premiums or accretion of discounts	—	9,238,509	—	9,238,509
Purchases of investments(1)	800,000	250,483,677	2,088,018	253,371,695
Sales or repayments of investments(1)	—	(103,716,096)	(2,874,028)	(106,590,124)
Realized gain (loss)	—	(7,835,899)	1,206,730	(6,629,169)
Change in unrealized appreciation (depreciation)	98,753	4,224,042	14,579,615	18,902,410
Fair value at December 31, 2020	$1,336,268	$501,964,657	$33,008,672	$536,309,597
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of December 31, 2020	$13,979	$4,526,472	$9,932,673	$14,473,124

(1)
Includes PIK interest, and is net of reorganization and restructuring of investments.

The following table presents a rollforward of Level 3 assets measured at fair value as of December 31, 2019:
	Preferred Stock	Senior Secured Term Loans	Warrants	Total
Fair value at December 31, 2018	$461,826	$208,539,353	$15,247,210	$224,248,389
Amortization of fixed income premiums or accretion of discounts	—	12,878,530	—	12,878,530
Purchases of investments(1)	—	236,997,789	6,001,426	242,999,215
Sales or repayments of investments(1)	—	(100,079,608)	(2,859,301)	(102,938,909)
Realized gain	—	—	228,171	228,171
Change in unrealized appreciation (depreciation)	(24,311)	(8,765,640)	(609,169)	(9,399,120)
Fair value at December 31, 2019	$437,515	$349,570,424	$18,008,337	$368,016,276
Change in unrealized appreciation (depreciation) on Level 3 investments still held as of December 31, 2019	$(24,311)	$(8,519,560)	$728,460	$(7,815,411)

(1)
Includes PIK interest, and is net of reorganization and restructuring of investments.

The following table provides quantitative information regarding Level 3 fair value measurements as of December 31, 2020:
Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Preferred Stock	$1,336,268	Recent private market and merger and acquisition transaction prices	N/A	N/A
Senior Secured Term Loans(1)	471,256,844	Discounted Cash Flow analysis	Discount Rate	8.0%-100.0% (14.8)%
		Market approach	Origination yield	11.4% − 100.1% (14.3)%
	30,707,813	PWERM	Discount Rate	19.5% − 23.8% (20.2)%
Warrants(2)	16,803,367	Option pricing model	Risk-free interest rate	0.1% − 0.8% (0.1)%

Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
			Average industry volatility	35.0% − 72.2% (56.0)%
			Estimated time to exit	0.3 − 9.2 (1.5)
			Revenue Multiples	0.00x − 5.85x (1.92x)
	16,205,305	PWERM	Discount Rate	21.0% − 40.0% (27.9)%
			Revenue Multiples	0.00x − 51.69x (5.62x)
Total Level 3 Investments	$536,309,597

The following table provides quantitative information regarding Level 3 fair value measurements as of December 31, 2019:
Description	Fair Value	Valuation Technique	Unobservable Inputs	Range (Weighted Average)
Preferred Stock	$437,515	Recent private market and merger and acquisition transaction prices	N/A	N/A
Senior Secured Term Loans(1)	336,388,211	Discounted Cash Flow analysis	Discount rate	12.3% − 28.0% (16.8)%
		Market approach	Origination yield	12.3% − 26.0% (14.5)%
	13,182,213	PWERM	Discount rate	30.5% − 36.2% (32.6)%
Warrants(2)	12,695,414	Option pricing model	Risk-free interest rate	1.6% − 1.8% (1.6)%
			Average industry volatility	30.0% − 60.0% (41.2)%
			Estimated time to exit	0.5 years − 5.9 years (3.1 years)
			Revenue Multiples	1.18x − 7.57x (2.05x)
	5,312,923	PWERM	Discount Rate	20.7% − 45.0% (32.6)%
			Revenue Multiples	4.33x − 4.79x (4.13x)
Total Level 3 Investments	$368,016,276

(1)
The significant unobservable inputs used in the fair value measurement of the Company’s debt securities are origination yields and discount rates. The origination yield is defined as the initial market price of an investment in a hypothetical market to hypothetical market participants where buyers and sellers are willing participants. The discount rate is related to company specific characteristics such as underlying investment performance, projected cash flows, and other characteristics of the investment. Significant increases (decreases) in the inputs in isolation may result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. However, a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in the unobservable inputs.

(2)
The significant unobservable inputs used in the fair value measurement of the Company’s warrant and equity-related securities are inputs used in the option pricing model (“OPM”) which include industry volatility, risk free interest rate and estimated time to exit. The Equity Allocation model and the Black Scholes model were the main OPM’s used. Significant increases (decreases) in the inputs in isolation would result in a significantly higher (lower) fair value measurement, depending on the materiality of the investment. However, a significantly higher or lower fair value measurement of any of the Company’s portfolio investments may occur regardless of whether there is a significant increase or decrease in the unobservable inputs. For some investments, additional consideration may be given to data from the last round of financing or merger/acquisition events near the measurement date.

Note 9 — Derivative Financial Instruments
In the normal course of business, the Company may utilize derivative contracts in connection with its investment activities. Investments in derivative contracts are subject to additional risks that can result in a loss of all or part of an investment. The derivative activities and exposure to derivative contracts primarily involve equity price risks. In addition to the primary underlying risk, additional counterparty risk exists due to the potential inability of counterparties to meet the terms of their contracts.
Warrants
Warrants provide exposure and potential gains upon equity appreciation of the portfolio company’s equity value. A warrant has a limited life and expires on a certain date. As a warrant’s expiration date approaches, the time value of the warrant will decline. In addition, if the stock underlying the warrant declines in price, the intrinsic value of an “in the money” warrant will decline. Further, if the price of the stock underlying the warrant does not exceed the strike price of the warrant on the expiration date, the warrant will expire worthless. As a result, there is the potential for the entire value of an investment in a warrant to be lost. The Company’s volume of warrant investment activity is closely correlated to its primary senior secured loans to portfolio companies. For the year ended December 31, 2020, the Company had realized gains of $1,175,229 and a net change in unrealized appreciation of $14,161,969 from its investments in warrants. For the year ended December 31, 2019, the Company had realized gains of $228,171 and a net change in unrealized (depreciation) of $(609,169) from its investments in warrants. For the year ended December 31, 2018, the Company had realized gains of $59,792 and a net change in unrealized (depreciation) of $(171,493) from its investments in warrants. Realized gains from warrants is included in Realized gain (loss) on non-control/non-affiliate investments, including U.S. Treasury Bills on the Statement of Operations. The net change in unrealized appreciation (depreciation) from warrants is included in Net change in unrealized appreciation (depreciation) on non-control/non-affiliate investments, including U.S. Treasury Bills, except for $358,682, $0 and $0, respectively for the years ended December 31, 2020, December 31, 2019 and December 31, 2018, included in Net change in unrealized appreciation on control/affiliate investments.
Counterparty risk exists from the potential failure of an issuer of warrants to settle its exercised warrants. The maximum risk of loss from counterparty risk is the fair value of the contracts and the purchase price of the warrants. The Company’s Board of Directors considers the effects of counterparty risk when determining the fair value of its investments in warrants.
Note 10 — Credit Facilities
On May 31, 2019, the Company entered into a Credit Agreement (the “Credit Agreement”) by and among the Company, as borrower, KeyBank National Association, as administrative agent, syndication agent, and a lender, CIBC Bank USA, as documentation agent and a lender, U.S. Bank National Association, as paying agent, the guarantors from time to time party thereto, and the other lenders from time to time party thereto.
The Credit Agreement provides for borrowings up to a maximum aggregate principal amount of $100 million, subject to availability under a borrowing base that is determined by the number and value of eligible loan investments in the collateral, applicable advance rates and concentration limits, and certain cash and cash equivalent holdings of the Company. The Credit Agreement has an accordion feature that allows the Company to increase the aggregate commitments up to $200 million, subject to new or existing lenders agreeing to participate in the increase and other customary conditions. There can be no assurances that existing lenders will agree to such an increase, or that additional lenders will join the credit facility to increase available borrowings.
Borrowings under the Credit Agreement bear interest on a per annum basis equal to a three-month adjusted LIBOR rate (with a LIBOR floor of zero), plus an applicable margin rate that varies from 3.00% to 2.50% per annum depending on utilization and other factors. During the availability period, the applicable margin rate (i) is 3.00% per annum for interest periods during which the average utilization is less than 60% and (ii) varies from 3.00% to 2.50% per annum when the average utilization equals or exceeds 60% (with 3.00% applying when the eligible loans in the collateral consist of 9 or fewer unaffiliated obligors, 2.75% applying when the eligible loans consist of between 10 and 29 unaffiliated obligors, and 2.50% applying when the eligible loans consist of 30 or more unaffiliated obligors). During the amortization period, the applicable margin rate will be 3.00%. If certain eurodollar disruption events occur, then borrowings under the Credit Agreement will bear interest on a per annum basis equal to (i) a base rate instead of LIBOR that is set at the higher of  (x) the federal funds rate plus 0.50% and (y) the prime rate, plus (ii) the applicable margin rate discussed above. Interest is payable quarterly in arrears. The Company also pays unused commitment fees of

0.50% per annum on the unused lender commitments under the Credit Agreement, as well as a minimum earnings fee of 3.00% that will be payable annually in arrears, starting on May 31, 2021, on the average unused commitments below 60% of the aggregate commitments during the preceding 12-month period.
The availability period under the Credit Agreement expires on May 31, 2022 and is followed by a two-year amortization period. The stated maturity date under the Credit Agreement is May 31, 2024.
On November 10, 2020, Company entered into an amendment (the “Credit Facility Amendment”) to the Credit Agreement. The Credit Facility Amendment amended the Credit Agreement to, among other things: (i) increase the size of the aggregate commitments under the Credit Facility to $175 million from $100 million; (ii) add MUFG Union Bank, N.A. as a new lender and co-documentation agent under the Credit Agreement; (iii) revise the interest rate margin to be 3.00% for the remaining term of the Credit Facility regardless of the Credit Facility average utilization or the number of unaffiliated obligors on loans in the collateral; (iv) permit the Company to obtain a future subscription line of credit of up to $50 million; (v) revise the LIBOR replacement provisions; (vi) implement a 0.50% LIBOR floor and benchmark replacement rate floor on borrowings under the Credit Agreement; and (vii) revise certain of the borrowing base concentration limits. Borrowing under the Credit Facility remains subject to the leverage restrictions contained in the 1940 Act.
On December 2, 2020, the Company entered into an amendment (the “Credit Facility Amendment”) to the Credit Agreement. The Credit Facility Amendment is effective as of December 2, 2020.
The Credit Facility Amendment amended the Credit Agreement to: (i) increase the size of the aggregate commitments under the Credit Facility to $215 million from $175 million; (ii) increase the accordion amount under the Credit Facility from a $200 million maximum aggregate commitment amount to a $300 million maximum aggregate commitment amount; and (iii) add Bank of Hope and First Foundation Bank as new Lenders and Managing Agents under the Credit Agreement. Borrowing under the Credit Facility remains subject to the leverage restrictions contained in the Investment Company Act of 1940, as amended.
The Credit Agreement is secured by a perfected first priority security interest in substantially all of the Company’s assets and portfolio investments.
The Credit Agreement contains certain customary covenants and events of default for secured revolving credit facilities of this nature, including, without limitation, maintenance of a tangible net worth as of the last day of each fiscal quarter in excess of the greater of  (i) $125 million plus 75% of the net proceeds of sales of equity interests in the Company and (ii) the loan balance of the Company’s four largest obligors; maintenance of an asset coverage ratio as of the last day of each fiscal quarter that equals or exceeds the greater of 150% and the ratio otherwise applicable to the Company under the 1940 Act; maintenance of an interest coverage ratio as of the last day of each fiscal quarter of 2.00 to 1.00; maintenance of a minimum liquidity amount as of the last day of each fiscal quarter; net income not being negative for two consecutive fiscal quarters or any trailing 12-month period; a limitation on incurring additional indebtedness without the prior written consent of the administrative agent (subject to limited exceptions); certain change-of-control events occur at the Company or the Company’s investment adviser; the departure of certain key persons from the Company or the Company’s investment adviser; RGC ceases to be the Company’s investment adviser; maintenance of business-development-company status and regulated-investment-company status; nonpayment; misrepresentation of representations and warranties; breach of covenant; and certain bankruptcy and liquidation events.
On June 22, 2018, the Company entered into a demand loan agreement (the “Uncommitted Facility”) and a revolving loan agreement (the “Committed Facility,” and together with the Uncommitted Facility, the “Credit Facilities”) with CIBC Bank USA (“CIBC”). An amendment to the Credit Facilities was entered into on September 24, 2018 between the Company and CIBC. On May 31, 2019, in conjunction with securing and entering into the Credit Agreement, the Company terminated the Credit Facilities.
Prior to termination on May 31, 2019, the current maximum principal amount of available borrowings under each of the Uncommitted Facility and the Committed Facility was $30 million (for a combined maximum principal amount under the Credit Facilities of  $60 million), subject in each case to availability under the borrowing base, which was based on unused capital commitments. Borrowings under the Credit Facilities bore interest, at the Company’s election at the time of drawdown, at a rate per annum equal to (i) in the case of LIBOR rate loans, the LIBOR rate for the applicable interest period plus 2.50% or (ii) in the case of prime rate loans, CIBC’s prime commercial rate at the time of the borrowing minus 0.50%.
For the years ended December 31, 2020 and December 31, 2019, the weighted average outstanding debt balance was $27,449,454 and $12,355,311, respectively, and the weighted average effective interest rate under the Credit Agreement and Credit Facilities was 3.43% and 4.66%, respectively.
As of December 31, 2020, the Company had $99,000,000 outstanding under the Credit Agreement and the Credit Facilities with maturities as follows:
Loan Facility	Date of Advance	Due Date	Amount	Rate
KeyBank National Association Loan Facility	6/30/2020	5/31/2022	$99,000,000	3.22%
			$99,000,000
As of December 31, 2019, the Company had $61,000,000 outstanding under the Credit Facilities with maturities as follows:
Loan Facility	Date of Advance	Due Date	Amount	Rate
KeyBank National Association Loan Facility	12/31/2019	5/31/2022	$61,000,000	5.10%
			$61,000,000
Senior Securities
Information about the Company’s senior securities is shown in the following table for the fiscal years ended December 31, 2018 through 2020. No senior securities were outstanding for the fiscal years ended December 31, 2016 and 2017.
Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Agreement
Year Ended 12/31/2020	$99,000,000	$5,710	—	N/A
Year Ended 12/31/2019	$61,000,000	$7,169	—	N/A
Year Ended 12/31/2018	$—	$—	—	N/A
Credit Facilities
Year Ended 12/31/2020	$—	$—	—	N/A
Year Ended 12/31/2019	$—	$—	—	N/A
Year Ended 12/31/2018	$59,500,000	$3,811	—	N/A
Total
Year Ended 12/31/2020	$99,000,000	$5,710	—	N/A
Year Ended 12/31/2019	$61,000,000	$7,169	—	N/A
Year Ended 12/31/2018	$59,500,000	$3,811	—	N/A

(1)
Total amount of each class of senior securities outstanding at the end of the period presented.

(2)
Asset coverage per unit is the ratio of the carrying value of total assets, less all liabilities excluding indebtedness represented by senior securities in this table to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is express in terms of dollar amounts per $1,000 of indebtedness and is calculated on a consolidated basis.

(3)
The amount to which such class of senior security would be entitled upon the Company’s involuntary liquidation in preference to any security junior to it. The “— “ in this column indicates information that the SEC expressly does not require to be disclosed for certain types of senior securities.

(4)
Not applicable because the senior securities are not registered for public trading.

(5)
On June 22, 2018, the Company entered into the Credit Facilities with CIBC. On May 31, 2019, in conjunction with securing and entering into the new Credit Agreement, the Company terminated the Credit Facilities.

Note 11 — Financial Highlights
	Year Ended December 31, 2020	Year Ended December 31, 2019	Year Ended December 31, 2018	Year Ended December 31, 2017	Year Ended December 31, 2016
Per Share Data(1):
Net asset value at beginning of period	$14.58	$15.14	$14.66	$10.38	$15.00
Net investment income(3)	1.38	1.95	1.26	(0.66)	(83.81)
Realized gain (loss)	(0.19)	0.03	—	—	—
Change in unrealized appreciation (depreciation)	0.52	(0.50)	—	0.14	(0.01)
Issuance of common shares	—	—	—	—	79.20
Dividends	(1.44)	(2.17)	(0.77)	—	—
Offering costs	—	(0.03)	—	—	—
Accretion (Dilution)(4)	(0.01)	0.16	(0.01)	4.80	—
Net asset value at end of period	$14.84	$14.58	$15.14	$14.66	$10.38
Total return based on net asset value(2)	1.79%	(3.70)%	3.27%	41.23%	(30.80)%
Weighted-average shares outstanding for period, basic	27,617,425	18,701,021	9,300,960	2,795,274	10,774
Ratio/Supplemental Data:
Net assets at end of period	$466,243,685	$376,313,221	$167,369,395	$127,040,377	$3,476,672
Average net assets(5)	$403,188,386	$283,773,605	$141,046,177	$40,388,772	$151,520
Ratio of net operating expenses to average net assets(6)	4.84%	6.58%	6.42%	12.46%	595.90%
Ratio of net increase (decrease) in net assets resulting from operations to average net assets	11.62%	9.74%	8.34%	(3.56)%	(595.90)%

(1)
Financial highlights are based on weighted-average shares outstanding.

(2)
Total return based on net asset value is based upon the change in net asset value per share between the opening and ending net asset values per share in the year.

(3)
Return from investment operations was 9.47%, 12.88%, 8.59%, (6.36)% and (30.80)% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively. Return from investment operations represents returns on net investment income from operations.

(4)
Return from accretion (dilution) was (0.06)%, 0.88%, (0.07)%, 46.24% and 0.00% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

(5)
Ratio of net investment income to average net assets was 9.47%, 12.88%, 8.30%, (4.56)% and (595.90)% for the years ended December 31, 2020, 2019, 2018, 2017, and 2016, respectively.

(6)
Ratio of net operating expenses excluding incentive fees, to average net assets was 3.04%, 3.64%, 5.42%, 12.46% and 595.95% for the years ended December 31, 2020, 2019, 2018, 2017 and 2016, respectively.

Note 12 — Selected Quarterly Financial Data (Unaudited)
	March 31, 2020	June 30, 2020	September 30, 2020	December 31, 2020
Total investment income	$14,820,857	$11,801,054	$14,215,723	$16,788,669
Total operating expenses	5,177,270	3,927,213	4,693,143	5,758,960
Net investment income	9,643,587	7,873,841	9,522,580	11,029,709
Net realized gain (loss) on investments	(6,717,262)	203,854	1,142,706	23,293
Net change in unrealized appreciation (depreciation) on investments	(1,179,081)	5,496,594	243,742	9,696,337
Increase in net assets resulting from operations	1,747,244	13,574,289	10,909,028	20,749,339
Increase in net assets resulting from operations per share	$0.07	$0.51	$0.40	$0.38
Net asset value per share as of the end of the period	$14.25	$14.41	$14.46	$14.84
	March 31, 2019	June 30, 2019	September 30, 2019	December 31, 2019
Total investment income	$12,150,329	$16,395,990	$11,834,485	$14,758,332
Total operating expenses	4,076,305	5,025,981	4,329,742	5,253,277
Net investment income (loss)	8,074,024	11,370,009	7,504,743	9,505,055
Net realized gain on investments	—	493,308	(966)	116,689
Net change in unrealized appreciation (depreciation) on investments	(2,240,510)	(3,247,119)	(2,782,423)	(1,146,410)
Increase (decrease) in net assets resulting from operations	5,833,514	8,616,198	4,721,354	8,475,334
Increase (decrease) in net assets resulting from operations per share	$0.40	$0.55	$0.24	$0.38
Net asset value per share as of the end of the period	$15.13	$14.76	$14.52	$14.58
Note 13 — Subsequent Events
The Company evaluated events subsequent to December 31, 2020 through March 11, 2021, the date the financial statements were issued.
On January 26, 2021, the Company funded an investment of $250,000 to The Kairn Corporation.
On January 27, 2021, as part of an overall reorganization of Pivot3, Inc., Pivot3, Inc. changed its name to Pivot3 Holdings, Inc. and the Company: (i) funded a $1,000,000 investment of Series 1 Preferred Stock, and (ii) converted the $1,000,000 Convertible Bridge Loan into Series 1 Preferred Stock. Further, in conjunction with the reorganization, our Series D warrants were effectively canceled and as such we recorded a $216,610 realized loss.
On February 11, 2021, the Company funded an investment of $500,000 to Mojix, Inc.
On February 23, 2021, the Company funded an investment of $2,000,000 to Massdrop, Inc.
On March 2, 2021, 3DNA Corp. prepaid its outstanding principal balance of $7,500,000. In addition, the Company received cash proceeds of $598,438 in conjunction with ETP, prepayment fees, and interest for total proceeds of $8,098,438.
On March 4, 2021, the Company declared a dividend of $0.37 per share payable on March 19, 2021 to shareholders of record as of March 5, 2021. The Company set December 31, 2020 as the valuation date for shares issued in connection with the dividend pursuant to the Company’s dividend reinvestment plan.

RUNWAY GROWTH FINANCE CORP.
[•] Shares of Common Stock
PRELIMINARY PROSPECTUS
[•] , 2021
Joint Book-Running Managers
J.P. MORGAN	MORGAN STANLEY	WELLS FARGO SECURITIES

Runway Growth Finance Corp.
PART C
Other Information
ITEM 25.   FINANCIAL STATEMENTS AND EXHIBITS
(1)
FINANCIAL STATEMENTS

The following financial statements of Runway Growth Finance Corp. (formerly known as Runway Growth Credit Fund Inc.) are provided in Part A of this Registration Statement:
INTERIM FINANCIAL STATEMENTS
AUDITED FINANCIAL STATEMENTS

(2)
Exhibits

Exhibit No.	Description
(a)(1)	Articles of Amendment and Restatement(1)
(a)(2)	Articles of Amendment(2)
(b)(1)	Amended and Restated Bylaws(2)
(c)(1)	Voting Proxy of OCM Growth Holdings, LLC in favor of Runway Growth Credit Fund Inc.(4)
(d)(1)	Form of Subscription Agreement(3)
(e)(1)	Dividend Reinvestment Plan**
(f)	Not applicable.
(g)(1)	Second Amended and Restated Investment Advisory Agreement between Runway Growth Credit Fund Inc. and Runway Growth Capital LLC, as the investment adviser(5)
(h)	Form of Underwriting Agreement*
(i)	Not applicable.
(j)(1)	Custody Agreement between Runway Growth Credit Fund Inc. and U.S. Bank National Association, as the custodian(1)

Exhibit No.	Description
(k)(1)	Administration Agreement between Runway Growth Credit Fund Inc. and GSV Credit Service Company, LLC, as the administrator(1)
(k)(2)	Stockholder Agreement between Runway Growth Credit Fund Inc. and OCM Growth Holdings, LLC(1)
(k)(3)	Form of Indemnification Agreement(6)
(k)(4)	Trademark License Agreement by and between Runway Growth Capital LLC and the Registrant(15)
(k)(5)	Transfer Agent Agreement by and between American Stock Transfer & Trust Company, LLC and the Registrant(8)
(k)(6)	Marketing and Consulting Agreement by and between Pickwick Capital Partners, LLC, Runway Growth Capital LLC and the Registrant(9)
(k)(7)	Marketing and Consulting Agreement by and between Peak Capital Limited, Runway Growth Capital LLC and the Registrant(9)
(k)(8)
Credit Agreement, dated as of May 31, 2019, by and among the Company, as borrower, KeyBank National Association, as administrative agent and syndication agent, CIBC Bank USA, as documentation agent, U.S. Bank National Association, as paying agent, the guarantors from time to time party thereto, and the lenders from time to time party thereto.(10)

(k)(9)
First Amendment to Credit Agreement, dated as of November 10, 2020, among the Company, as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; and U.S. Bank National Association, as paying agent.(11)

(k)(10)
Second Amendment to Credit Agreement, dated as of December 2, 2020, among the Company, as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; MUFG Union Bank, N.A., as co-documentation agent and lender; and U.S. Bank National Association, as paying agent.(12)

(k)(11)
Third Amendment to Credit Agreement, dated as of June 1, 2021, among the Company, as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; MUFG Union Bank, N.A., as co-documentation agent and lender; and U.S. Bank National Association, as paying agent.*

(k)(12)
Fourth Amendment to Credit Agreement, dated as of August 3, 2021, among Runway Growth Credit Fund Inc., as borrower; the financial institutions party thereto as lenders; KeyBank National Association, as administrative agent and lender; CIBC Bank USA, as documentation agent and lender; MUFG Union Bank, N.A. as co-documentation agent and lender; and U.S. Bank National Association, as paying agent.(14)

(n)(1)	Consent of Eversheds Sutherland (US) LLP**
(n)(2)	Consent of Independent Registered Public Accounting Firm*
(r)	Code of Ethics(14)

*
filed herewith

**
to be filed by amendment.

(1)
Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on December 19, 2016.

(2)
Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on August 19, 2021.

(3)
Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on August 10, 2017.

(4)
Previously filed as an exhibit to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 29, 2017.

(5)
Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on May 28, 2021.

(6)
Previously filed as an exhibit to the Registrant’s Registration Statement on Form 10 (File No. 000-55544) filed with the SEC on February 12, 2016.

(7)
Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on November 9, 2017.

(8)
Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on December 28, 2018.

(9)
Previously filed as an exhibit to the Registrant’s Annual Report on Form 10-K filed with the SEC on March 28, 2019.

(10)
Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on June 6, 2019.

(11)
Previously filed as an exhibit to the Registrant’s Quarterly Report on Form 10-Q filed with the SEC on November 12, 2020.

(12)
Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on December 4, 2020.

(13)
Previously filed as an exhibit to the Registrant’s Current Report on Form 8-K filed with the SEC on June 3, 2021.

(14)
Previously filed as an exhibit to the Registrant's Quarterly Report on Form 10-Q filed with the SEC on August 5, 2021.

(15)
Previously filed as an exhibit to the Registrant's Current Report on Form 8-K filed with the SEC on September 23, 2021.

Item 26.   Marketing Arrangements
The information contained under the heading “Underwriting” in this Registration Statement is incorporated herein by reference.
Item 27.   Other Expenses of Issuance and Distribution
Amount in thousands
U.S. Securities and Exchange Commission registration fee	$10.9
FINRA Filing Fee	100.0
Nasdaq Global Select Market listing fees	25.0
Printing expenses(1)	85.0
Legal fees and expenses(1)	1,200.0
Accounting fees and expenses(1)	155.0
Miscellaneous(1)	50.0
Total(1)	$1,625.9

(1)
These amounts are estimates.

All of the expenses set forth above shall be borne by the Registrant.
Item 28.   Persons Controlled by or Under Common Control
The information contained under the headings “The Company,” “Management,” “Related-Party Transactions and Certain Relationships” and “Control Persons and Principal Shareholders” in this Registration Statement is incorporated herein by reference.

Item 29.   Number of Holders of Securities
The following table sets forth the approximate number of record holders of our common stock as of September 24, 2021.
Title of Class	Number of Record Holders
Common Stock	190
Item 30.   Indemnification
Section 2-418 of the Maryland General Corporation Law allows for the indemnification of officers, directors and any corporate agents in terms sufficiently broad to indemnify these persons under certain circumstances for liabilities, including reimbursement for expenses, incurred arising under the Securities Act. Our charter and bylaws provide that we shall indemnify our directors and officers to the fullest extent authorized or permitted by law and this right to indemnification shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of his or her heirs, executors and personal and legal representatives; provided, however, that, except for proceedings to enforce rights to indemnification, we are not obligated to indemnify any director or officer (or his or her heirs, executors or personal or legal representatives) in connection with a proceeding (or part thereof) initiated by the person unless the proceeding (or part thereof) was authorized or consented to by the Board. The right to indemnification conferred includes the right to be paid by us the expenses incurred in defending or otherwise participating in any proceeding in advance of its final disposition.
So long as we are regulated under the 1940 Act, the above indemnification is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.
The Adviser and its affiliates (each, an “Indemnitee”) are not liable to us for (i) mistakes of judgment or for action or inaction that such person reasonably believed to be in our best interests absent such Indemnitee’s gross negligence, knowing and willful misconduct, or fraud or (ii) losses or expenses due to mistakes of judgment, action or inaction, or the negligence, dishonesty or bad faith of any broker or other agent of the Company who is not an affiliate of such Indemnitee, provided that such person was selected, engaged or retained without gross negligence, willful misconduct, or fraud.
We will indemnify each Indemnitee against any liabilities relating to the offering of our common stock or our business, operation, administration or termination, if the Indemnitee acted in good faith and in a manner it believed to be in, or not opposed to, our interests and except to the extent arising out of the Indemnitee’s gross negligence, fraud or knowing and willful misconduct. We may pay the expenses incurred by the Indemnitee in defending an actual or threatened civil or criminal action in advance of the final disposition of such action, provided the Indemnitee agrees to repay those expenses if found by adjudication not to be entitled to indemnification.
We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act.
Insofar as indemnification for liability arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of our counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by us is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
Item 31.   Business and Other Connections of Investment Adviser.
A description of any other business, profession, vocation or employment of a substantial nature in which the Adviser, and each managing director, director or executive officer of the Adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in this Registration Statement in the sections entitled “The Company,” “Management” and “Management and Other Agreements.” Additional information regarding the Adviser and its officers is set forth in its Form ADV, filed with the SEC (SEC File No. 801-108476), and is incorporated herein by reference.
Item 32.   Location of Accounts and Records.
All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act, and the rules thereunder are maintained at the offices of:
(1)
The Registrant, 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601;

(2)
The custodian, U.S. Bank, National Association, One Federal Street, 3rd Floor, Boston MA 02110;

(3)
The transfer agent, American Stock Transfer & Trust Company LLC 6201 15th Avenue, Brooklyn, NY 11219; and

(4)
The Adviser, 205 N. Michigan Ave, Suite 4200, Chicago, IL 60601.

Item 33.   Management Services
Not Applicable.
Item 34.   Undertakings
(1)
We undertake to suspend the offering of shares until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than 10% from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

(2)
Not applicable.

(3)
Not applicable.

(4)
We undertake that:

(a)
For the purpose of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by us pursuant to Rule 424(b)(1) under the Securities Act shall be deemed to be part of this registration statement as of the time it was declared effective.

(b)
For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(5)
Not applicable.

(6)
Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.
(7)
We undertake to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any prospectus or Statement of Additional Information.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Chicago, and the State of Illinois on the 27th day of September 2021.
RUNWAY GROWTH FINANCE CORP.
By: /s/ R. David Spreng
Name: R. David Spreng Title: President, Chief Executive Officer and Chairman of the Board of Directors
POWER OF ATTORNEY
Each officer and director of Runway Growth Finance Corp. whose signature appears below constitutes and appoints R. David Spreng and Thomas B. Raterman, and each of them to act without the other, as his or her true and lawful attorney-in-fact and agent, with full power of substitution and revocation, for him or her and in his or her name, place and stead, in any and all capacities, to execute and file any or all amendments including any post-effective amendments and supplements to this registration statement, and any additional registration statement filed pursuant to Rule 462(b), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.
Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities indicated on September 27, 2021.
Date: September 27, 2021	By:	/s/ R. David Spreng
R. David Spreng
President, Chief Executive Officer and
Chairman of the Board of Directors
(Principal Executive Officer)
Date: September 27, 2021	By:	/s/ Thomas B. Raterman
Thomas B. Raterman
Chief Financial Officer, Treasurer and Secretary
(Principal Financial and Accounting Officer)
Date: September 27, 2021	By:	/s/ Gary Kovacs
Gary Kovacs
Director
Date: September 27, 2021	By:	/s/ Brian Laibow
Brian Laibow
Director

Date: September 27, 2021	By:	/s/ Julie Persily
Julie Persily
Director
Date: September 27, 2021	By:	/s/ Lewis W. Solimene Jr.
Lewis W. Solimene, Jr.
Director